UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-01027
Name of Registrant:	Vanguard World Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: August 31
Date of reporting period: September 1, 2015 – August 31, 2016
Item 1: Reports to Shareholders

Annual Report | August 31, 2016

Vanguard International Growth Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	6
Fund Profile.	10
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	32
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard International Growth Fund returned about 9% for the 12 months ended August 31, 2016, well ahead of its benchmark and the average return of its peers.

• The fund’s advisors added value in Europe, emerging markets, and the Pacific region.

In Europe, the fund outperformed its benchmark in France, Germany, and the United Kingdom, the region’s three largest markets. Stock selection in China largely drove the fund’s outperformance in emerging markets.

• In the Pacific region, the fund’s local currency returns in Japan were negative; a stronger yen compared to the U.S. dollar, however, meant that returns for U.S. investors were positive. The opposite was true in Europe, where returns were, on average, positive in local currencies but negative for U.S. investors, thanks to the relative strength of the dollar.

• Performance was mixed across industry sectors. Information technology was the strongest-performing sector, while financials turned in the weakest returns.

Total Returns: Fiscal Year Ended August 31, 2016
Total
Returns
Vanguard International Growth Fund
Investor Shares	8.95%
Admiral™ Shares	9.07
MSCI All Country World Index ex USA	2.92
International Funds Average	1.35
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended August 31, 2016
Average
Annual Return
International Growth Fund Investor Shares	3.87%
Spliced International Index	0.89
International Funds Average	1.69
For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
International Growth Fund	0.47%	0.34%	1.37%

The fund expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2016, the fund’s expense ratios were 0.46% for Investor Shares and 0.33% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2015.

Peer group: International Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Even as the global economy continued to expand at a slow but sustained pace over the 12 months ended August 31, 2016, a series of disquieting developments highlighted the importance for investors of remaining disciplined.

Chief among them was “Brexit”—the British public’s vote to exit the European Union—but plenty of others moved the markets as well. We saw sharp ups and downs in the prices of oil and other commodities, choppy U.S. job numbers, shifting expectations about when the Federal Reserve might raise interest rates again, and decreases in already negative yields for European and Japanese government bonds.

Beyond being the end of the fiscal period, August marked a milestone: 40 years since Vanguard introduced the first index mutual fund. In ways that are perhaps still not fully appreciated, indexing has vastly improved investing for individuals, advisors, and institutions all over the world. Later in this letter, I’ll discuss the revolution wrought by what was initially a little-heralded new fund from a fledgling outfit in Valley Forge, Pennsylvania.

Brexit added another layer of uncertainty for investors

I think it’s fair to say that the momentous June 23 Brexit vote caught even the British off guard. Although we saw some market jitters in the run-up to the referendum, the unexpected outcome triggered a spike in volatility worldwide. Stocks around the world lost 5%–10% in U.S. dollar terms in the first two trading sessions following the vote, with U.K. and European markets among the hardest hit; global bonds, though, headed in the other direction. It was a textbook illustration of the value of having a diversified portfolio.

That kind of volatility can push investors to “do something.” But some of the worst days in the stock markets are sometimes followed by some of the best—as happened at the end of June. Investors who scrambled to protect their portfolios by shedding stocks amid headlines warning of a global market meltdown may well have ended up locking in post-Brexit losses, then missing out on the strong rebound that took place just days later. Those headlines were noise that investors would have been better off tuning out. I’m pleased to say that Vanguard investors on the whole did just that—we continued to see cash flows into our funds in the days after the vote.

For the 12 months, stocks generally finished higher, with U.S. stocks up more than 11% and international stocks about 3% for U.S.-based investors.

In a surprise, bonds turned in a solid performance that few would have predicted a year ago. It seemed as if rates had fallen so far that they couldn’t go any lower, but many did. Central banks in a number of European countries and Japan set key monetary policy rates below zero.

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	11.69%	12.02%	14.60%
Russell 2000 Index (Small-caps)	8.59	8.53	12.85
Russell 3000 Index (Broad U.S. market)	11.44	11.74	14.46
FTSE All-World ex US Index (International)	3.37	2.59	3.72

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.97%	4.37%	3.24%
Barclays Municipal Bond Index (Broad tax-exempt market)	6.88	6.47	4.80
Citigroup Three-Month U.S. Treasury Bill Index	0.18	0.05	0.06

CPI
Consumer Price Index	1.06%	0.98%	1.23%

These policies held down short-term rates, while more muted expectations for global growth and inflation weighed on longer-term rates.

Yields in the United States weren’t quite as low as in many developed countries. The Fed raised the federal funds target rate only once, in December, to a slim 0.25%–0.5%. Further out on the maturity spectrum, the bellwether 10-year U.S. Treasury yield dropped in early July to a record low 1.36%, before moving back up a little to end the period at 1.58%. Over the 12 months, U.S bonds returned about 6%, and international bonds returned even more—about 11%—for U.S.-based investors, again underscoring the markets’ unpredictability and the merits of diversification.

Over the years, many investors have embraced the pluses of indexing

Market upsets like Brexit aren’t rare occurrences. Fortunately, indexing has proved to be a durable behavioral tool to help keep investors from making bad financial decisions when upsets happen. In fact, this is one of indexing’s less appreciated benefits: Holding index funds as part of a broadly diversified portfolio can counterbalance that tendency to react to news headlines. When times are volatile, you’ll know you might have some exposure to a part of the market that has dropped, but also to other parts that may be holding up better.

Vanguard’s launch of the First Index Investment Trust, now Vanguard 500 Index Fund, initially met with a frosty reception. Its mandate to track the performance of a broadly diversified benchmark at a low cost seemed underwhelming to an investing public accustomed to funds that offered the chance to outperform. Investors have since come around, as experience has demonstrated the benefits of low costs and broad diversification.

Indexing accounted for about 30% of U.S. mutual fund and exchange-traded fund (ETF) assets at the end of 2015, according to the Investment Company Institute. Some now even proclaim the “triumph of indexing,” implying that it’s the only way to invest.

In our view, the rise of indexing has served to underscore an investment principle that long predates 1976: A long-term, low-cost, diversified approach gives investors the best chance for success. That’s true whether the investments you choose are indexed or actively managed—or both.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 9, 2016

Advisors’ Report

For the fiscal year ended August 31, 2016, Vanguard International Growth Fund returned 8.95% for Investor Shares (9.07% for Admiral Shares), well ahead of its benchmark index and the average return of peer funds. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

Please note that shortly after the end of the period, Schroder Investment Management North America Inc. will mark its 35th anniversary as an advisor to the fund.

Also, as was previously announced, M&G Investment Management Limited is no longer an advisor to the International Growth Fund. The assets formerly managed by M&G have been allocated between Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how the portfolio’s positioning reflects this assessment. These comments were prepared on September 22, 2016.

Vanguard International Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	60	13,543	The advisor seeks stocks that can generate
			above-average growth in earnings and cash flow,
			producing a bottom-up, stock-driven approach to
			country and asset allocation. An in-depth view on each
			company is measured against the consensus view,
			leading to discrepancies and potential opportunities to
			add value.
Schroder Investment	39	8,708	Equity analysts located around the world and an
Management North America Inc.			international team of global sector specialists help to
			identify reasonably priced companies with strong
			growth prospects and a sustainable competitive
			advantage.
Cash Investments	1	153	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

James K. Anderson,
Head of Global Equities

Kave Sigaroudinia,
Head of EAFE Alpha Research

Over the last 12 months, sluggish economic growth and political uncertainty have made international investors gloomy. We prefer, however, to focus on areas of clear and significant progress that is driven by innovation. As long-term investors, we aim to stay the course. Indeed, we took the opportunity during the year to add holdings with exciting growth potential.

Political turmoil in Britain has little direct impact on your portfolio, and we have not reacted to it. But the Brexit vote has revealed some fault lines that may run across national borders. The political sustainability of rising inequality within developed countries has been intensely debated in recent years. Globalization greatly benefits developing countries, and over the past decade we have invested in many companies that have benefited from catch-up growth in these emerging markets.

However, globalization has also increased wage competition for the less fortunate of the Western world’s workforce. The burden of austerity measures has exacerbated this imbalance. To avoid instability that might threaten long-term investment success, action must be taken to support those most affected by the downsides of twenty-first-century progress. We can play a small part ourselves, by continuing to encourage companies to invest for the long term and providing capital to those who have a chance of attaining successful and scalable innovation.

Many of our holdings are reaping the benefits of investment. Tencent, Alibaba, and Baidu continue to lead the way in internet-based commerce in China, and they contributed strongly to performance. Mobile internet platforms have given these companies direct access to a huge and emerging consumer base, and they are expanding beyond their core businesses and disrupting industries ranging from retail and advertising to travel and banking.

As with Amazon in the United States, this allows for sustained growth rates unimaginable for most large companies. Similar e-commerce opportunities exist in other countries and Naver (South Korea), MercadoLibre (Latin America), and Zalando (Europe) have also performed well during the year.

Three of our health-care holdings performed strongly; each has the potential to improve this huge industry in different ways.

M3, which uses the internet to connect physicians, patients and pharmaceutical companies more efficiently, is growing rapidly outside its Japanese base. Genmab, a Danish biotechnology company that is developing antibody therapies for cancer and other diseases, has delivered promising data in the trial of its treatment for multiple myeloma. Celltrion, a South Korean pharmaceuticals company offering generic versions of biological drugs, is expanding the markets where it enjoys regulatory approval.

Our European bank holdings again performed weakly. Continued low interest rates are hindering their profitability, and uncertainty about economic growth has reignited concerns about their financial solidity. We have sold the portfolio’s holdings in Bank of Ireland, UniCredit, and Banco Santander as a result.

We have also sold food retailers BIM and Magnit, as the deteriorating political and economic situation in their home countries (Turkey and Russia, respectively) is reducing their growth prospects. We have reinvested the proceeds in TAL Education, a Chinese K-12 after-school tutoring company; Pigeon, a Japanese consumer goods company expanding in Asia; and Banco Bilbao Vizcaya Argentaria, a Spanish bank whose focus on technology should strongly differentiate it from competitors over the next decade. We have also added a new holding: Mobileye, an Israeli company that is a leader in the exciting area of advanced driver assistance systems.

Schroder Investment Management
North America Inc.

Portfolio Manager:

Simon Webber, CFA

International equity markets made modest gains over the last 12 months. Worries about the health of the Chinese economy caused a sell-off at the start of 2016, but this environment presented some excellent buying opportunities.

Some of our top contributors have come from emerging markets. Chip maker Taiwan Semiconductor Manufacturing was the standout performer, as its scale and lead in manufacturing delivered market share gains despite a period of de-stocking and global weakness in smartphone sales.

We also benefited from our positions in two Brazilian companies: drugstore chain Raia Drogasil and stock exchange BM&F Bovespa. Although the economic situation in Brazil remains very tough, the new government is acting fast to improve confidence in the national finances. These two companies have proven to be excellent businesses that have thrived throughout one of the most severe recessions in a major economy for decades.

Chinese e-commerce giant Alibaba was another key performer. Our conviction here has strengthened, and we do not believe that the market is adequately recognizing the growth potential of its cloud computing and payments businesses.

The technology sector as a whole is home to many exceptionally strong and disruptive companies at present, and we have increased our exposure by purchasing Keyence and Naver. Japanese company Keyence is growing rapidly by offering manufacturing businesses customized automation solutions that use sensors and monitoring equipment to improve productivity. Naver is dominant in online search and e-commerce within its home country, South Korea; more recently, it has developed a powerful messaging platform, Line, which has become the main consumer messaging platform in Japan and Taiwan.

Among financials, a number of the banks we held suffered, buffeted by concerns about rising credit provisions for commodity sector loans and negative interest rates in the European Union and Japan. We have reduced exposure to the sector somewhat and focused on holding only banks where we feel the capital generation and capital position is strong. Deutsche Bank and HSBC left the portfolio as a result.

Our largest detractor was Indian telecom provider Idea Cellular; a disruptive new entrant to the Indian market has put increased pressure on industry profitability, and the company’s stock declined as a result. While its operating environment has turned less favorable, Idea Cellular is well-run, and we expect that there will be enough long-term growth in India’s mobile connectivity to support good long-term returns for the four major operators.

One concern is the extent of recent investor preference for “low volatility” stocks as the era of very low interest rates continues, forcing investors to look for alternatives to bond-like income streams. This group of defensive businesses is now valued at a premium to more economically sensitive industries that is hard to justify by fundamentals, and the companies will be vulnerable to any increase in global interest rates. We continue to avoid utility and real estate stocks on this basis.

There are of course considerable political and economic uncertainties—but this is always the case. We could not be more confident that, in the long run, well-governed companies that invest to drive growth and maintain a sustainable competitive advantage will outperform. And we remain intensely focused on seeking out these companies.

International Growth Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWIGX	VWILX
Expense Ratio[1]	0.47%	0.34%

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	132	1,846
Median Market Cap	$34.4B	$29.6B
Price/Earnings Ratio	28.7x	21.2x
Price/Book Ratio	2.7x	1.6x
Return on Equity	17.7%	15.1%
Earnings Growth
Rate	11.2%	7.1%
Dividend Yield	1.6%	3.1%
Turnover Rate	29%	—
Short-Term Reserves	0.4%	—

Sector Diversification (% of equity exposure)
		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	21.8%	11.5%
Consumer Staples	6.5	11.1
Energy	1.4	6.4
Financials	17.3	25.2
Health Care	9.8	8.7
Industrials	10.8	11.8
Information Technology	22.4	9.4
Materials	4.1	7.4
Other	2.0	0.0
Telecommunication Services	3.9	5.1
Utilities	0.0	3.4

Volatility Measures
MSCI AC
World
Index
ex USA
R-Squared	0.95
Beta	1.05
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Tencent Holdings Ltd.	Internet Software &
	Services	4.9%
Alibaba Group Holding	Internet Software &
Ltd.	Services	4.2
AIA Group Ltd.	Life & Health
	Insurance	3.3
Industria de Diseno
Textil SA	Apparel Retail	3.2
Amazon.com Inc.	Internet Retail	3.2
Baidu Inc.	Internet Software &
	Services	3.1
ARM Holdings plc	Semiconductors	2.1
SMC Corp.	Industrial Machinery	1.9
SoftBank Group Corp.	Wireless
	Telecommunication
	Services	1.9
Zalando SE	Internet Retail	1.8
Top Ten		29.6%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.46% for Investor Shares and 0.33% for Admiral Shares.

International Growth Fund

Market Diversification (% of equity exposure)
		MSCI AC
		World
		Index
	Fund	ex USA
Europe
United Kingdom	11.4%	13.4%
Germany	9.2	6.4
Spain	5.2	2.1
Sweden	5.1	2.0
France	4.2	6.8
Switzerland	3.2	6.3
Italy	2.6	1.4
Denmark	2.5	1.3
Netherlands	1.7	2.4
Norway	1.3	0.5
Other	1.1	2.0
Subtotal	47.5%	44.6%
Pacific
Japan	12.2%	16.9%
Hong Kong	4.6	2.4
South Korea	2.2	3.4
Other	0.5	6.1
Subtotal	19.5%	28.8%
Emerging Markets
China	16.2%	6.1%
India	2.6	1.9
Taiwan	1.1	2.8
Brazil	1.0	1.7
Other	1.3	6.9
Subtotal	22.2%	19.4%
North America
United States	7.2%	0.0%
Canada	1.8	6.7
Subtotal	9.0%	6.7%
Middle East
Israel	1.8%	0.5%

International Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2006, Through August 31, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	International Growth Fund Investor
	Shares	8.95%	6.04%	3.87%	$14,621
••••••••	Spliced International Index	2.92	3.31	0.89	10,923

– – – –	MSCI International All Country Funds World Average Index ex USA	2.92 1.35	3.31 4.36	2.04 1.69	12,243 11,829
For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
International Growth Fund Admiral Shares	9.07%	6.17%	4.03%	$74,215
Spliced International Index	2.92	3.31	0.89	54,615
MSCI All Country World Index ex USA	2.92	3.31	2.04	61,215

See Financial Highlights for dividend and capital gains information.

International Growth Fund

Fiscal-Year Total Returns (%): August 31, 2006, Through August 31, 2016

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	9/30/1981	-8.31%	2.31%	3.50%
Admiral Shares	8/13/2001	-8.22	2.44	3.66

International Growth Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (98.6%)[1]
Australia (0.4%)
Brambles Ltd.	10,296,636	95,175

Belgium (0.1%)
Umicore SA	356,808	21,090

Brazil (1.0%)
Raia Drogasil SA	4,689,149	86,662
Telefonica Brasil SA
Preference Shares	4,806,200	72,468
BM&FBovespa SA -
Bolsa de Valores
Mercadorias e Futuros	12,949,700	71,822
		230,952
Canada (1.8%)
Toronto-Dominion Bank	5,579,439	248,977
Canadian Pacific Railway
Ltd.	701,426	107,428
Goldcorp Inc.	3,095,213	47,111
		403,516
China (15.4%)
Tencent Holdings Ltd.	42,018,500	1,088,904
^,* Alibaba Group Holding
Ltd. ADR	9,619,022	934,873
* Baidu Inc. ADR	4,087,784	699,297
* Ctrip.com International
Ltd. ADR	6,438,702	304,872
New Oriental Education
& Technology Group
Inc. ADR	3,301,491	130,343
* JD.com Inc. ADR	4,724,625	120,053
China Pacific Insurance
Group Co. Ltd.	24,886,600	87,189
* TAL Education Group
ADR	1,408,560	84,176
		3,449,707

Denmark (2.5%)
*	Genmab A/S	1,158,948	185,126
	Novozymes A/S	3,575,387	155,111
	Chr Hansen Holding A/S	1,658,818	100,649
	Novo Nordisk A/S Class B	1,871,763	87,600
	Vestas Wind Systems A/S	323,537	26,855
			555,341
France (4.2%)
	Essilor International SA	1,561,734	198,936
	L’Oreal SA	1,047,567	198,360
	Danone SA	2,488,548	189,449
	Kering	983,955	186,969
	Schneider Electric SE	2,310,059	157,597
			931,311
Germany (9.1%)
*,2	Zalando SE	10,683,180	407,927
	BASF SE	3,196,432	259,283
	SAP SE	2,781,128	244,241
	Bayerische Motoren
	Werke AG	2,189,088	190,218
	GEA Group AG	2,615,420	140,128
	HeidelbergCement AG	1,257,100	116,659
	Fresenius Medical Care
	AG & Co. KGaA	1,306,342	115,476
	Continental AG	523,515	109,533
	Bayer AG	1,005,132	107,300
	adidas AG	457,713	76,077
^,*,2Rocket Internet SE		2,762,933	58,836
	Deutsche Telekom AG	3,284,057	54,783
*,3	HelloFresh	2,151,234	49,984
*,3,4 Home 24AG		23,630	38,841
*,3	CureVac GmbH	12,600	30,005
*	MorphoSys AG	664,989	28,309
*	AIXTRON SE	3,130,112	19,305
			2,046,905

International Growth Fund

			Market
			Value•
		Shares	($000)
	Hong Kong (4.6%)
	AIA Group Ltd.	115,947,800	730,259
	Jardine Matheson
	Holdings Ltd.	3,023,525	180,844
	Hong Kong Exchanges
	and Clearing Ltd.	4,767,930	116,326
			1,027,429
	India (2.6%)
	Housing Development
	Finance Corp. Ltd.	7,874,012	165,097
	HDFC Bank Ltd.	6,999,918	134,583
	Zee Entertainment
	Enterprises Ltd.	12,596,830	101,386
	Idea Cellular Ltd.	52,437,143	73,137
*,3	ANI Technologies	1,231	51,423
	*,2,3 Flipkart G Series	338,176	34,714
	*,2,3 Flipkart H Series	135,569	14,462
			574,802
	Indonesia (0.3%)
	Bank Mandiri Persero
	Tbk PT	90,616,100	76,665

	Ireland (0.4%)
	Kerry Group plc Class A	1,064,490	90,519

	Israel (1.8%)
*	Check Point Software
	Technologies Ltd.	2,921,261	224,178
	Teva Pharmaceutical
	Industries Ltd. ADR	2,713,605	136,739
*	Mobileye NV	957,588	46,816
			407,733
	Italy (2.6%)
	Ferrari NV	3,949,250	190,493
^	Fiat Chrysler
	Automobiles NV	22,804,460	157,725
	EXOR SPA	3,262,980	134,170
	Intesa Sanpaolo SPA
	(Registered)	43,388,106	103,098
			585,486
	Japan (12.0%)
	SMC Corp.	1,483,400	418,351
	SoftBank Group Corp.	6,366,800	415,334
	M3 Inc.	11,432,500	342,349
	Rakuten Inc.	20,963,900	264,664
	Bridgestone Corp.	5,760,700	198,128
	Sumitomo Mitsui
	Financial Group Inc.	5,147,400	180,067
	Kubota Corp.	8,718,700	128,188
	Sekisui Chemical Co. Ltd.	8,991,100	125,892
	KDDI Corp.	3,646,700	106,610
	ORIX Corp.	6,853,200	98,761
	Pigeon Corp.	3,300,800	87,793
	Keyence Corp.	122,400	85,894

	Suzuki Motor Corp.	2,105,400	70,022
	Suntory Beverage &
	Food Ltd.	1,542,100	61,266
	FANUC Corp.	313,800	53,471
	SBI Holdings Inc.	4,470,400	53,166
			2,689,956
Luxembourg (0.3%)
*,3	Spotify Technology SA	26,474	59,000

Mexico (0.3%)
	Grupo Financiero Banorte
	SAB de CV	13,899,786	74,803

Netherlands (1.7%)
	ASML Holding NV	3,210,688	342,745
	Akzo Nobel NV	524,531	35,358
			378,103
Norway (1.3%)
	Statoil ASA	6,559,592	102,906
	Schibsted ASA Class A	2,449,459	77,617
	DNB ASA	4,683,937	56,803
	Schibsted ASA Class B	1,760,994	50,870
			288,196
Other (0.2%)
5	Vanguard FTSE All-World
	ex-US ETF	1,128,434	50,757

Peru (0.1%)
	Credicorp Ltd.	153,844	24,104

Portugal (0.3%)
	Jeronimo Martins SGPS
	SA	3,627,182	58,647

South Korea (2.2%)
	NAVER Corp.	396,411	299,962
^,*	Celltrion Inc.	1,951,528	186,768
			486,730
Spain (5.2%)
	Industria de Diseno
	Textil SA	20,350,848	721,347
	Banco Bilbao Vizcaya
	Argentaria SA	40,351,250	250,779
*	Banco Popular Espanol
	SA	76,855,408	103,990
	Distribuidora
	Internacional de
	Alimentacion SA	12,745,795	77,850
			1,153,966
Sweden (5.1%)
	Atlas Copco AB Class A	12,605,874	357,287
	Svenska Handelsbanken
	AB Class A	23,952,706	308,693
*	Kinnevik AB	8,819,732	216,840

International Growth Fund

			Market
			Value•
		Shares	($000)
	Assa Abloy AB Class B	6,766,973	136,873
^	Elekta AB Class B	8,222,417	70,252
	Alfa Laval AB	3,319,503	51,540
			1,141,485
Switzerland (3.2%)
	Nestle SA	3,706,668	295,395
	Roche Holding AG	759,168	185,313
	Cie Financiere
	Richemont SA	2,061,828	118,845
	Lonza Group AG	479,367	90,952
	Syngenta AG	73,881	32,254
			722,759
Taiwan (1.1%)
	Taiwan Semiconductor
	Manufacturing Co. Ltd.	42,714,000	237,207

Thailand (0.6%)
	Kasikornbank PCL
	(Foreign)	23,270,756	132,971

United Kingdom (11.2%)
	ARM Holdings plc	21,115,690	470,348
	Rolls-Royce Holdings plc	36,783,215	371,912
	Prudential plc	13,053,677	234,825
	Royal Dutch Shell plc
	Class A	8,041,129	197,180
	Vodafone Group plc	48,779,444	147,201
	Reckitt Benckiser
	Group plc	1,513,380	146,192
	Diageo plc	5,093,683	141,173
	Burberry Group plc	8,083,030	138,511
	BHP Billiton plc	10,200,829	132,684
	Lloyds Banking Group
	plc	133,065,759	103,714
	Aggreko plc	7,374,149	98,696
	Capita plc	5,799,519	78,874
^,*	Ocado Group plc	12,833,540	51,367
*,3	Skyscanner	366,415	49,112
*	Standard Chartered plc	5,325,132	44,885
	GlaxoSmithKline plc	1,999,118	43,032
	Barclays plc	18,758,231	42,395
	Aviva plc	4,685,940	26,445
			2,518,546
United States (7.0%)
*	Amazon.com Inc.	927,102	713,090
*	Illumina Inc.	2,297,583	386,775
	MercadoLibre Inc.	1,288,232	221,576
*	Tesla Motors Inc.	1,178,679	249,892
			1,571,333
Total Common Stocks
(Cost $18,094,143)			22,085,194

			Market
			Value•
		Shares	($000)
Preferred Stocks (0.5%)
*,3	Internet Plus Holdings
	Ltd.	18,638,108	71,956
*,3,4 You & Mr. Jones		44,800,000	44,800
Total Preferred Stocks
(Cost $116,756)			116,756
Temporary Cash Investments (2.6%)[1]
Money Market Fund (2.5%)
[6,7]	Vanguard Market
	Liquidity Fund, 0.612%	5,649,805	565,037

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
[8,9]	Federal Home Loan Bank
	Discount Notes,
	0.340%, 9/7/16	4,100	4,100
8	Federal Home Loan Bank
	Discount Notes,
	0.400%, 9/16/16	2,400	2,400
[8,9]	Federal Home Loan Bank
	Discount Notes,
	0.390%, 9/21/16	2,400	2,400
[8,9]	Federal Home Loan Bank
	Discount Notes,
	0.375%, 9/30/16	2,000	1,999
[8,9]	Federal Home Loan Bank
	Discount Notes,
	0.370%–0.400%, 10/7/16 3,800		3,799
8	Federal Home Loan Bank
	Discount Notes,
	0.511%, 10/12/16	1,100	1,100
[8,9]	Federal Home Loan Bank
	Discount Notes,
	0.400%, 10/19/16	500	500
[8,10] Federal Home Loan Bank
	Discount Notes,
	0.379%, 10/21/16	6,600	6,597
10	United States Treasury Bill,
	0.318%, 10/20/16	5,300	5,298
			28,193
Total Temporary Cash Investments
(Cost $593,184)			593,230
Total Investments (101.7%)
(Cost $18,804,083)			22,795,180

International Growth Fund

Amount
($000)
Other Assets and Liabilities (-1.7%)
Other Assets
Investment in Vanguard	1,889
Receivables for Investment
Securities Sold	64,189
Receivables for Accrued Income	56,243
Receivables for Capital Shares Issued	8,990
Other Assets[7]	18,046
Total Other Assets	149,357
Liabilities
Payables for Investment
Securities Purchased	(76,435)
Collateral for Securities on Loan	(400,650)
Payables for Capital Shares Redeemed	(7,481)
Payables to Investment Advisor	(9,494)
Payables to Vanguard	(39,810)
Other Liabilities	(7,066)
Total Liabilities	(540,936)
Net Assets (100%)	22,403,601

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	18,679,978
Undistributed Net Investment Income	225,153
Accumulated Net Realized Losses	(492,026)
Unrealized Appreciation (Depreciation)
Investment Securities	3,991,097
Futures Contracts	1,166
Forward Currency Contracts	758
Foreign Currencies	(2,525)
Net Assets	22,403,601

Investor Shares—Net Assets
Applicable to 299,363,249 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,699,874
Net Asset Value Per Share—
Investor Shares	$22.38

Admiral Shares—Net Assets
Applicable to 220,586,059 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	15,703,727
Net Asset Value Per Share—
Admiral Shares	$71.19

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $386,245,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.1% and 2.1%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, the aggregate value of these securities was
$515,939,000, representing 2.3% of net assets.
3 Restricted securities totaling $444,297,000, representing 2.0% of net assets.
4 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
5 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7 Includes $400,650,000 of collateral received for securities on loan.
8 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
9 Securities with a value of $3,528,000 have been segregated as collateral for open forward currency contracts. The fund posted additional collateral of $982,000 on the next business day.
10 Securities with a value of $7,797,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

International Growth Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends[1]	378,072
Interest	1,281
Securities Lending—Net	28,385
Total Income	407,738
Expenses
Investment Advisory Fees—Note B
Basic Fee	30,775
Performance Adjustment	7,402
The Vanguard Group—Note C
Management and Administrative—Investor Shares	16,759
Management and Administrative—Admiral Shares	18,478
Marketing and Distribution—Investor Shares	1,240
Marketing and Distribution—Admiral Shares	1,244
Custodian Fees	2,998
Auditing Fees	46
Shareholders’ Reports—Investor Shares	88
Shareholders’ Reports—Admiral Shares	78
Trustees’ Fees and Expenses	33
Total Expenses	79,141
Net Investment Income	328,597
Realized Net Gain (Loss)
Investment Securities Sold	(228,710)
Futures Contracts	(18,852)
Foreign Currencies and Forward Currency Contracts	(2,462)
Realized Net Gain (Loss)	(250,024)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,768,049
Futures Contracts	13,366
Foreign Currencies and Forward Currency Contracts	3,826
Change in Unrealized Appreciation (Depreciation)	1,785,241
Net Increase (Decrease) in Net Assets Resulting from Operations	1,863,814
1 Dividends are net of foreign withholding taxes of $26,719,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	328,597	319,044
Realized Net Gain (Loss)	(250,024)	58,537
Change in Unrealized Appreciation (Depreciation)	1,785,241	(2,815,756)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,863,814	(2,438,175)
Distributions
Net Investment Income
Investor Shares	(98,317)	(176,911)
Admiral Shares	(219,641)	(320,446)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(317,958)	(497,357)
Capital Share Transactions
Investor Shares	(951,188)	(771,120)
Admiral Shares	885,360	1,238,862
Net Increase (Decrease) from Capital Share Transactions	(65,828)	467,742
Total Increase (Decrease)	1,480,028	(2,467,790)
Net Assets
Beginning of Period	20,923,573	23,391,363
End of Period[1]	22,403,601	20,923,573
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $225,153,000 and $218,767,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$20.83	$23.79	$20.42	$17.69	$18.27
Investment Operations
Net Investment Income	. 304	. 308	. 471[1]	.336	.361
Net Realized and Unrealized Gain (Loss)
on Investments	1.539	(2.774)	3.235	2.741	(.607)
Total from Investment Operations	1.843	(2.466)	3.706	3.077	(.246)
Distributions
Dividends from Net Investment Income	(. 293)	(. 494)	(. 336)	(. 347)	(. 334)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 293)	(. 494)	(. 336)	(. 347)	(. 334)
Net Asset Value, End of Period	$22.38	$20.83	$23.79	$20.42	$17.69

Total Return[2]	8.95%	-10.46%	18.26%	17.54%	-1.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,700	$7,172	$8,976	$9,056	$9,115
Ratio of Total Expenses to Average Net Assets[3]	0.46%	0.47%	0.47%	0.48%	0.49%
Ratio of Net Investment Income to
Average Net Assets	1.47%	1.34%	2.08%[1]	1.71%	2.04%
Portfolio Turnover Rate	29%	29%	21%	31%	30%

1 Net investment income per share and the ratio of net investment income to average net assets include $.080 and 0.35%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.03%, 0.03%, 0.03%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

International Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$66.28	$75.70	$64.98	$56.31	$58.17
Investment Operations
Net Investment Income	1.062	1.088	1.613[1]	1.157	1.229
Net Realized and Unrealized Gain (Loss)
on Investments	4.877	(8.821)	10.277	8.697	(1.945)
Total from Investment Operations	5.939	(7.733)	11.890	9.854	(.716)
Distributions
Dividends from Net Investment Income	(1.029)	(1.687)	(1.170)	(1.184)	(1.144)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.029)	(1.687)	(1.170)	(1.184)	(1.144)
Net Asset Value, End of Period	$71.19	$66.28	$75.70	$64.98	$56.31

Total Return[2]	9.07%	-10.32%	18.42%	17.66%	-1.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,704	$13,752	$14,415	$10,556	$7,523
Ratio of Total Expenses to Average Net Assets[3]	0.33%	0.34%	0.34%	0.35%	0.36%
Ratio of Net Investment Income to
Average Net Assets	1.60%	1.47%	2.21%[1]	1.84%	2.17%
Portfolio Turnover Rate	29%	29%	21%	31%	30%

1 Net investment income per share and the ratio of net investment income to average net assets include $.255 and 0.35%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.03%, 0.03%, 0.03%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

International Growth Fund

Notes to Financial Statements

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and

International Growth Fund

clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value

International Growth Fund

of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years. Until June 2016, a portion of the portfolio was

International Growth Fund

managed by M&G Investment Management Limited. The basic fee paid to M&G Investment Management Limited was subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended August 31, 2016, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets, before an increase of $7,402,000 (0.04%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $1,889,000, representing 0.01% of the fund’s net assets and 0.76% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	2,304,708	—	—
Common Stocks—Other	2,732,104	16,720,841	327,541
Preferred Stocks	—	—	116,756
Temporary Cash Investments	565,037	28,193	—
Futures Contracts—Assets[1]	355	—	—
Futures Contracts—Liabilities[1]	(324)	—	—
Forward Currency Contracts—Assets	—	6,003	—
Forward Currency Contracts—Liabilities	—	(5,245)	—
Total	5,601,880	16,749,792	444,297
1 Represents variation margin on the last day of the reporting period.

International Growth Fund

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the fund in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended August 31, 2016. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

	Investments in	Investments in
	Common Stocks	Preferred Stocks
Amount valued based on Level 3 Inputs	($000)	($000)
Balance as of August 31, 2015	192,068	—
Purchases	189,063	116,756
Change in Unrealized Appreciation (Depreciation)	(53,590)	—
Balance as of August 31, 2016	327,541	116,756
Net change in unrealized appreciation (depreciation) from investments still held as of August 31, 2016, was (53,590,000).

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of August 31, 2016:

	Fair Value
Security Type	($000)	Valuation Technique	Unobservable Input	Amount
Common Stocks	327,541	Market Approach	Purchase Price	$41,773.540
			Purchase Price	2,381.354
			Purchase Price	2,228.610
			Recent Market Transaction	1,643.710
			Purchase Price	134.035
			Discounted Purchase Price	106.680
			Discounted Recent Market
			Transaction	102.650
			Purchase Price	23.235
Preferred Stocks	116,756	Market Approach	Purchase Price	3.861
			Purchase Price	1.000

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

International Growth Fund

E. At August 31, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	355	6,003	6,358
Other Liabilities	(324)	(5,245)	(5,569)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2016, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(18,852)	—	(18,852)
Forward Currency Contracts	—	1,791	1,791
Realized Net Gain (Loss) on Derivatives	(18,852)	1,791	(17,061)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	13,366	—	13,366
Forward Currency Contracts	—	4,074	4,074
Change in Unrealized Appreciation (Depreciation) on Derivatives	13,366	4,074	17,440

At August 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	September 2016	1,349	45,525	1,052
Topix Index	September 2016	215	27,656	(97)
FTSE 100 Index	September 2016	247	21,952	354
S&P ASX 200 Index	September 2016	159	16,162	(143)
				1,166

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50 Index and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

International Growth Fund

At August 31, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	9/21/16	EUR	68,650	USD	75,762	888
Barclays Bank PLC	9/21/16	EUR	54,243	USD	60,274	289
JPMorgan Chase Bank N.A.	9/21/16	GBP	40,034	USD	54,749	(2,150)
JPMorgan Chase Bank N.A.	9/13/16	JPY	4,954,282	USD	46,740	1,174
Citibank, N.A.	9/21/16	EUR	37,068	USD	41,479	(92)
Citibank, N.A.	9/13/16	JPY	2,902,250	USD	27,952	115
BNP Paribas	9/13/16	JPY	2,830,526	USD	26,524	850
Goldman Sachs International	9/20/16	AUD	26,773	USD	20,055	56
JPMorgan Chase Bank N.A.	9/13/16	JPY	1,879,195	USD	18,316	(142)
BNP Paribas	9/21/16	EUR	15,002	USD	16,877	(127)
Deutsche Bank AG	9/20/16	AUD	23,087	USD	16,819	523
UBS AG	9/20/16	AUD	19,821	USD	14,725	165
Morgan Stanley Capital Services LLC	9/21/16	GBP	7,924	USD	11,178	(767)
Citibank, N.A.	9/21/16	GBP	7,255	USD	9,568	(36)
Goldman Sachs International	9/21/16	GBP	5,949	USD	7,993	(177)
JPMorgan Chase Bank N.A.	9/20/16	AUD	9,546	USD	7,119	52
BNP Paribas	9/20/16	AUD	9,655	USD	7,082	170
JPMorgan Chase Bank N.A.	9/21/16	EUR	5,459	USD	6,000	96
Goldman Sachs International	9/21/16	GBP	3,897	USD	5,098	22
Barclays Bank PLC	9/21/16	GBP	2,330	USD	3,054	7
Goldman Sachs International	9/13/16	JPY	244,300	USD	2,387	(24)
Citibank, N.A.	9/20/16	AUD	3,153	USD	2,357	11
Goldman Sachs International	9/21/16	USD	90,020	EUR	81,080	(507)
BNP Paribas	9/21/16	USD	53,474	GBP	40,495	270
UBS AG	9/13/16	USD	53,388	JPY	5,572,560	(505)
Barclays Bank PLC	9/20/16	USD	32,394	AUD	43,171	(34)
Barclays Bank PLC	9/21/16	USD	29,837	EUR	26,841	(131)
Barclays Bank PLC	9/21/16	USD	27,538	EUR	24,575	98
Morgan Stanley Capital Services LLC	9/21/16	USD	17,180	EUR	15,392	(5)
Barclays Bank PLC	9/13/16	USD	16,477	JPY	1,683,480	196
UBS AG	9/13/16	USD	13,713	JPY	1,388,100	289
Barclays Bank PLC	9/21/16	USD	9,516	GBP	7,372	(170)
UBS AG	9/20/16	USD	7,338	AUD	9,599	128
BNP Paribas	9/13/16	USD	6,572	JPY	662,500	165
Barclays Bank PLC	9/13/16	USD	6,540	JPY	695,130	(183)

International Growth Fund

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Citibank, N.A.	9/20/16	USD	5,993	AUD	8,023	(33)
JPMorgan Chase Bank N.A.	9/20/16	USD	5,071	AUD	6,858	(80)
Goldman Sachs International	9/21/16	USD	4,857	GBP	3,747	(65)
BNP Paribas	9/20/16	USD	3,889	AUD	5,055	92
Goldman Sachs International	9/21/16	USD	2,125	GBP	1,501	153
Barclays Bank PLC	9/21/16	USD	1,978	GBP	1,358	194
UBS AG	9/20/16	USD	759	AUD	1,023	(10)
Goldman Sachs International	9/13/16	USD	716	JPY	74,700	(7)
						758
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At August 31, 2016, the counterparties had deposited in segregated accounts securities and cash with a value of $4,521,000 in connection with open forward currency contracts.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized net foreign currency losses of $4,253,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at August 31, 2016, the fund had $266,817,000 of ordinary income available for distribution. At August 31, 2016, the fund had available capital losses totaling $491,209,000 to offset future net capital gains. Of this amount, $212,308,000 is subject to expiration on August 31, 2018. Capital losses of $278,901,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2016, the cost of investment securities for tax purposes was $18,806,108,000. Net unrealized appreciation of investment securities for tax purposes was $3,989,072,000, consisting of unrealized gains of $5,544,309,000 on securities that had risen in value since their purchase and $1,555,237,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended August 31, 2016, the fund purchased $6,138,987,000 of investment securities and sold $6,071,100,000 of investment securities, other than temporary cash investments.

International Growth Fund

H. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	586,228	28,784	1,067,412	47,577
Issued in Lieu of Cash Distributions	95,657	4,579	172,517	7,892
Redeemed	(1,633,073)	(78,218)	(2,011,049)	(88,589)
Net Increase (Decrease)—Investor Shares	(951,188)	(44,855)	(771,120)	(33,120)
Admiral Shares
Issued	2,523,382	38,141	2,585,487	35,811
Issued in Lieu of Cash Distributions	202,133	3,045	298,739	4,300
Redeemed	(1,840,155)	(28,076)	(1,645,364)	(23,053)
Net Increase (Decrease)—Admiral Shares	885,360	13,110	1,238,862	17,058

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Aug. 31,		Proceeds			Aug. 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Home 24AG	67,499	—	—	—	—	38,841
Vanguard FTSE All-World ex-US
ETF	—	47,801	—	1,143	—	50,757
Vanguard Market Liquidity Fund	558,678	NA2	NA [2]	1,201	—	565,037
You & Mr. Jones	—	44,800	—	—	—	44,800
Total	626,177			2,344	—	699,435
1 Includes net realized gain (loss) on affiliated investment securities sold of $47,000.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and the Shareholders of Vanguard International Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Growth Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2016

Special 2016 tax information (unaudited) for Vanguard International Growth Fund

This information for the fiscal year ended August 31, 2016, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $278,023,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $333,728,000 and foreign taxes paid of $25,631,000. Shareholders will receive more detailed information with their Form 1099-DIV in
January 2017 to determine the calendar-year amounts to be included on their 2016 tax returns.

31

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Growth Fund Investor Shares
Periods Ended August 31, 2016

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	8.95%	6.04%	3.87%
Returns After Taxes on Distributions	8.61	5.66	3.05
Returns After Taxes on Distributions and Sale of Fund Shares	5.35	4.74	3.07

32

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

33

Six Months Ended August 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Growth Fund	2/29/2016	8/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,168.67	$2.56
Admiral Shares	1,000.00	1,169.35	1.85
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.77	$2.39
Admiral Shares	1,000.00	1,023.43	1.73

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.47% for Investor Shares and 0.34% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

34

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

35

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.

36

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of
the Board. Principal Occupation(s) During the Past
Five Years and Other Experience: Chairman of the
Board of The Vanguard Group, Inc., and of each of
the investment companies served by The Vanguard
Group, since January 2010; Director of The Vanguard
Group since 2008; Chief Executive Officer and
President of The Vanguard Group, and of each of
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing
Corporation; Managing Director of The Vanguard
Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years and Other
Experience: Executive Chief Staff and Marketing
Officer for North America and Corporate Vice President
(retired 2008) of Xerox Corporation (document manage-
ment products and services); Executive in Residence
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director
of SPX FLOW, Inc. (multi-industry manufacturing);
Director of the United Way of Rochester, the University
of Rochester Medical Center, Monroe Community
College Foundation, North Carolina A&T University,
and Roberts Wesleyan College.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years and Other
Experience: Chairman and Chief Executive Officer
(retired 2009) and President (2006–2008) of
Rohm and Haas Co. (chemicals); Director of Tyco
International plc (diversified manufacturing and
services), HP Inc. (printer and personal computer
manufacturing), and Delphi Automotive plc
(automotive components); Senior Advisor at
New Mountain Capital.

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Sciences, and Professor of Communication, Annenberg
School for Communication, with secondary faculty
appointments in the Department of Philosophy, School
of Arts and Sciences, and at the Graduate School of
Education, University of Pennsylvania; Trustee of the
National Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years and
Other Experience: Corporate Vice President and
Chief Global Diversity Officer (retired 2008) and
Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2009) of Cummins Inc. (industrial machinery);
Chairman of the Board of Hillenbrand, Inc. (specialized
consumer services), and of Oxfam America; Director
of SKF AB (industrial machinery), Hyster-Yale Materials
Handling, Inc. (forklift trucks), the Lumina Foundation
for Education, and the V Foundation for Cancer
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.

Mark Loughridge
Born 1953. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.

Scott C. Malpass
Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors
for Spruceview Capital Partners, and the Investment
Advisory Committee of Major League Baseball; Board
Member of TIFF Advisory Services, Inc., and Catholic
Investment Services, Inc. (investment advisors).

André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment
firm); Director of Rand Merchant Bank; Overseer of
the Museum of Fine Arts Boston.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and
Other Experience: President and Chief Operating
Officer (retired 2010) of Corning Incorporated
(communications equipment); Chairman of the
Board of Trustees of Colby-Sawyer College;
Member of the Advisory Board of the Norris
Cotton Cancer Center.

Executive Officers

Glenn Booraem
Born 1967. Treasurer Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Principal of The Vanguard Group,
Inc.; Treasurer of each of the investment companies
served by The Vanguard Group; Controller of each of
the investment companies served by The Vanguard
Group (2010–2015); Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
investment companies served by The Vanguard Group;
Treasurer of each of the investment companies served
by The Vanguard Group (1998–2008).

Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Head of Global Fund Accounting
at The Vanguard Group, Inc.; Controller of each of the
investment companies served by The Vanguard Group;
Head of International Fund Services at The Vanguard
Group (2008–2014).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years and Other
Experience: Managing Director of The Vanguard
Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
Marketing Corporation.

Vanguard Senior ManagementTeam

Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q810 102016

Annual Report | August 31, 2016

Vanguard U.S. Sector Index Funds

Vanguard Consumer Discretionary Index Fund

Vanguard Consumer Staples Index Fund

Vanguard Energy Index Fund

Vanguard Financials Index Fund

Vanguard Health Care Index Fund

Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund

Vanguard Materials Index Fund

Vanguard Telecommunication Services Index Fund

Vanguard Utilities Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new “Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed “Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents

Your Fund’s Performance at a Glance	1
Chairman’s Perspective	4
Consumer Discretionary Index Fund	7
Consumer Staples Index Fund	18
Energy Index Fund	28
Financials Index Fund	38
Health Care Index Fund	51
Industrials Index Fund	62
Information Technology Index Fund	74
Materials Index Fund	85
Telecommunication Services Index Fund	95
Utilities Index Fund	106
Your Fund’s After-Tax Returns	117
About Your Fund’s Expenses	119
Trustees Approve Advisory Arrangements	121
Glossary	122

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the 12 months ended August 31, 2016, returns for the Vanguard U.S. Sector Index
Funds ranged from nearly 3% for Vanguard Health Care Index Fund to about 21% for
Vanguard Utilities Index Fund. Each fund surpassed the average return of its peer group.

• Nine of the ten sector funds closely tracked their benchmark indexes after expenses.
Vanguard Energy Index Fund’s return diverged from its benchmark in part because of changes in the index amid exceptional volatility in oil- and gas-related stocks during the fiscal year.

• Six of the funds outpaced the broad U.S. stock market. Among the top performers were the Utilities Index Fund, Vanguard Telecommunication Services Index Fund, and
Vanguard Information Technology Index Fund.

• The funds with the smallest gains were the Health Care Index Fund, Vanguard Energy
Index Fund, and Vanguard Consumer Discretionary Index Fund.

Total Returns: Fiscal Year Ended August 31, 2016
ETF Shares[1] and Admiral™ Shares[2]
Total
Returns
Vanguard Consumer Discretionary ETF
Market Price	6.82%
Net Asset Value	6.84
Vanguard Consumer Discretionary Index Fund	6.83
MSCI US IMI/Consumer Discretionary 25/50	6.92
Consumer Services Funds Average[3]	3.87

Vanguard Consumer Staples ETF
Market Price	17.34%
Net Asset Value	17.36
Vanguard Consumer Staples Index Fund	17.37
MSCI US IMI/Consumer Staples 25/50	17.42
Consumer Goods Funds Average[3]	12.46

Vanguard Energy ETF
Market Price	5.80%
Net Asset Value	5.82
Vanguard Energy Index Fund	5.83
MSCI US IMI/Energy 25/50	6.31
Natural Resources Funds Average[3]	1.82

Vanguard Financials ETF
Market Price	8.89%
Net Asset Value	8.93
Vanguard Financials Index Fund	8.96
MSCI US IMI/Financials 25/50	9.04
Financial Services Funds Average[3]	6.23

Total
Returns
Vanguard Health Care ETF
Market Price	2.58%
Net Asset Value	2.61
Vanguard Health Care Index Fund	2.61
MSCI US IMI/Health Care 25/50	2.62
Health/Biotechnology Funds Average[3]	-7.98

Vanguard Industrials ETF
Market Price	15.79%
Net Asset Value	15.78
Vanguard Industrials Index Fund	15.77
MSCI US IMI/Industrials 25/50	15.81
Industrials Funds Average[3]	9.69

Vanguard Information Technology ETF
Market Price	17.49%
Net Asset Value	17.48
Vanguard Information Technology Index Fund	17.49
MSCI US IMI/Information Technology 25/50	17.59
Science and Technology Funds Average[3]	14.81

Vanguard Materials ETF
Market Price	15.84%
Net Asset Value	15.83
Vanguard Materials Index Fund	15.80
MSCI US IMI/Materials 25/50	15.90
Basic Materials Funds Average[3]	12.06

Total
Returns
Vanguard Telecommunication Services ETF
Market Price	19.09%
Net Asset Value	19.14
Vanguard Telecommunication Services
Index Fund	19.14
MSCI US IMI/Telecommunication
Services 25/50	19.08
Telecommunication Funds Average[3]	10.69

Vanguard Utilities ETF
Market Price	21.37%
Net Asset Value	21.40
Vanguard Utilities Index Fund	21.42
MSCI US IMI/Utilities 25/50	21.46
Utility Funds Average[3]	12.60

MSCI US IMI/2500	11.48%

1 The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.
2 Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
Note: MSCI US IMI/2500 is the MSCI® US Investable Market 2500 Index.

1

Total Returns: Ten Years Ended August 31, 2016
Average
Annual Return
Consumer Discretionary Index Fund ETF Shares Net Asset Value	10.67%
Spliced US IMI/Consumer Discretionary 25/50	10.79
Consumer Services Funds Average	8.24
Consumer Services Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Consumer Staples Index Fund ETF Shares Net Asset Value	11.05%
Spliced US IMI/Consumer Staples 25/50	11.13
Consumer Goods Funds Average	9.38
Consumer Goods Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Energy Index Fund ETF Shares Net Asset Value	3.48%
Spliced US IMI/Energy 25/50	3.58
Natural Resources Funds Average	1.28
Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Financials Index Fund ETF Shares Net Asset Value	0.59%
Spliced US IMI/Financials 25/50	0.63
Financial Services Funds Average	0.84
Financial Services Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Health Care Index Fund ETF Shares Net Asset Value	10.80%
Spliced US IMI/Health Care 25/50	10.95
Health/Biotechnology Funds Average	11.46
Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Industrials Index Fund ETF Shares Net Asset Value	8.29%
Spliced US IMI/Industrials 25/50	8.42
Industrials Funds Average	6.83
Industrials Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Information Technology Index Fund ETF Shares Net Asset Value	10.44%
Spliced US IMI/Information Technology 25/50	10.60
Science and Technology Funds Average	9.37
Science and Technology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Materials Index Fund ETF Shares Net Asset Value	7.69%
Spliced US IMI/Materials 25/50	7.78
Basic Materials Funds Average	3.56
Basic Materials Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Telecommunication Services Index Fund ETF Shares Net Asset Value	7.04%
Spliced US IMI/Telecommunication Services 25/50	6.75
Telecommunication Funds Average	4.43
Telecommunication Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Utilities Index Fund ETF Shares Net Asset Value	7.71%
Spliced US IMI/Utilities 25/50	7.89
Utility Funds Average	5.85
Utility Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

2

Expense Ratios
Your Fund Compared With Its Peer Group

	ETF	Admiral	Peer Group
	Shares	Shares	Average
Consumer Discretionary Index Fund	0.10%	0.09%	1.41%
Consumer Staples Index Fund	0.10	0.10	1.45
Energy Index Fund	0.10	0.10	1.64
Financials Index Fund	0.10	0.10	1.60
Health Care Index Fund	0.09	0.10	1.44
Industrials Index Fund	0.10	0.10	1.37
Information Technology Index Fund	0.10	0.10	1.49
Materials Index Fund	0.10	0.10	1.31
Telecommunication Services Index Fund	0.10	0.10	1.54
Utilities Index Fund	0.10	0.10	1.26

The fund expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the fund expense ratios were: for the Consumer Discretionary Index Fund, 0.10% for ETF
Shares and 0.10% for Admiral Shares; for the Consumer Staples Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the
Energy Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Financials Index Fund, 0.10% for ETF Shares and 0.10%
for Admiral Shares; for the Health Care Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Industrials Index Fund,
0.10% for ETF Shares and 0.10% for Admiral Shares; for the Information Technology Index Fund, 0.10% for ETF Shares and 0.10% for
Admiral Shares; for the Materials Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Telecommunication Services
Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Utilities Index Fund, 0.10% for ETF Shares and 0.10% for Admiral
Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2015.
Peer groups are: for the Consumer Discretionary Index Fund, Consumer Services Funds; for the Consumer Staples Index Fund, Consumer
Goods Funds; for the Energy Index Fund, Natural Resources Funds; for the Financials Index Fund, Financial Services Funds; for the Health
Care Index Fund, Health/Biotechnology Funds; for the Industrials Index Fund, Industrials Funds; for the Information Technology Index
Fund, Science and Technology Funds; for the Materials Index Fund, Basic Materials Funds; for the Telecommunication Services Index
Fund, Telecommunication Funds; for the Utilities Index Fund, Utility Funds.

3

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Even as the global economy continued to expand at a slow but sustained pace over the 12 months ended August 31, 2016, a series of disquieting developments highlighted the importance for investors of remaining disciplined.

Chief among them was “Brexit”—the British public’s vote to exit the European Union—but plenty of others moved the markets as well. We saw sharp ups and downs in the prices of oil and other commodities, choppy U.S. job numbers, shifting expectations about when the Federal Reserve might raise interest rates again, and decreases in already negative yields for European and Japanese government bonds.

Beyond being the end of the fiscal period, August marked a milestone: 40 years since Vanguard introduced the first index mutual fund. In ways that are perhaps still not fully appreciated, indexing has vastly improved investing for individuals, advisors, and institutions all over the world. Later in this letter, I’ll discuss the revolution wrought by what was initially a little-heralded new fund from a fledgling outfit in Valley Forge, Pennsylvania.

Brexit added another layer of uncertainty for investors

I think it’s fair to say that the momentous June 23 Brexit vote caught even the British off guard. Although we saw some market jitters in the run-up to the referendum, the unexpected outcome triggered a spike in volatility worldwide. Stocks around the world lost 5%–10% in U.S. dollar terms in the first two trading sessions following the vote, with U.K. and European markets among the hardest hit; global bonds, though, headed in the other direction. It was a textbook illustration of the value of having a diversified portfolio.

That kind of volatility can push investors to “do something.” But some of the worst days in the stock markets are sometimes followed by some of the best—as happened at the end of June. Investors who scrambled to protect their portfolios by shedding stocks amid headlines warning of a global market meltdown may well have ended up locking in post-Brexit losses, then missing out on the strong rebound that took place just days later. Those headlines were noise that investors would have been better off tuning out. I’m pleased to say that Vanguard investors on the whole did just that—we continued to see cash flows into our funds in the days after the vote.

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	11.69%	12.02%	14.60%
Russell 2000 Index (Small-caps)	8.59	8.53	12.85
Russell 3000 Index (Broad U.S. market)	11.44	11.74	14.46
FTSE All-World ex US Index (International)	3.37	2.59	3.72

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.97%	4.37%	3.24%
Barclays Municipal Bond Index (Broad tax-exempt market)	6.88	6.47	4.80
Citigroup Three-Month U.S. Treasury Bill Index	0.18	0.05	0.06

CPI
Consumer Price Index	1.06%	0.98%	1.23%

4

For the 12 months, stocks generally finished higher, with U.S. stocks up more than 11% and international stocksabout 3% for U.S.-based investors.

In a surprise, bonds turned in a solid performance that few would have predicted a year ago. It seemed as if rates had fallen so far that they couldn’t go any lower, but many did. Central banks in a number of European countries andJapan set key monetary policy rates belowzero. These policies held down short-term rates, while more muted expectations forglobal growth and inflation weighed on longer-term rates.

Yields in the United States weren’t quite as low as in many developed countries. The Fed raised the federal funds target rate only once, in December, to a slim 0.25%---0.5%. Further out on the maturityspectrum, the bellwether 10-year U.S. Treasuryyield dropped in early July to a record low 1.36%, before moving back up a little to endthe period at 1.58%. Over the 12 months, U.S. bonds returned about 6%, and international bonds returned even more-----about11%-----for U.S.-based investors, again underscoring the markets’ unpredictability and the merits of diversification.

Over the years, many investors have embraced the pluses of indexing

Market upsets like Brexit aren’t rare occurrences. Fortunately, indexing has proved to be a durable behavioral tool to help keep investors from making bad financial decisions when upsets happen. In fact, this is one of indexing’s less appreciated benefits: Holding indexfunds as part of a broadly diversified portfolio can counterbalance that tendency to react to news headlines. When times arevolatile, you’ll know you might have some exposure to a part of the market that hasdropped, but also to other parts that may be holding up better.

Vanguard’s launch of the First Index Investment Trust, now Vanguard 500 Index Fund, initially met with a frosty reception. Its mandate to track the performance of a broadly diversified benchmark at a lowcost seemed underwhelming to aninvesting public accustomed to funds thatoffered the chance to outperform. Investors have since come around, as experience has demonstrated the benefits of lowcosts and broad diversification.

When being ‘average’ is a lot better than average

Not only did Vanguard founder John C. Bogle launch the first index mutual fund in 1976, but he also was among the first to clearly explain to the investing public the benefits of what was then a novel, unproven strategy.

Back in 1977, in the first annual report for what was later renamed Vanguard 500 Index Fund,
Mr. Bogle wrote that an index fund ‘‘represents a tough and demanding ‘par.’ And if there are some professionals who can ‘beat par’ more often than not-----in investing or in golf-----they do not seem to be in the majority.’’

Mr. Bogle’s analogy has been borne out by historical returns. As you can see in the chart below, out of 1,238 actively managed large-capitalization funds, a clear majority-----65%------
trailed the Standard & Poor’s 500 Index in average annual return over the decade ended
December 31, 2015. And 518 funds, or about 42% of the total number, trailed by more than
1 percentage point.

The track record looks even more discouraging when you consider that of the 35% of funds that outperformed the index, only 119-----or about 10% in all-----did so by more than 1 percentage point. The 315 others also took on risk to try to outperform the index (and likely experienced greater volatility) but came out ahead by less than 1 percentage point in average annual return.

Over a decade, a majority of active large-cap funds lagged the S&P 500 Index
Based on average annual returns, 2006---2015

Notes: Data based on average annual returns of all 1,238 existing actively managed large-cap funds over the decade ended December 31,
2015. Note that index funds seek to track the performance of a benchmark index but typically won't ‘‘match’’ the benchmark's returns because of the costs of passive indexing.
Sources: Vanguard calculations, using data from Standard & Poor’s.
Past performance is not a guarantee of future results. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.

5

Indexing accounted for about 30% of U.S. mutual fund and exchange-traded fund (ETF) assets at the end of 2015, according to the Investment Company Institute. Some now even proclaim the “triumph of indexing,” implying that it’s the only way to invest.

In our view, the rise of indexing has served to underscore an investment principle that long predates 1976: A long-term, low-cost, diversified approach gives investors the best chance for success. That’s true whether the investments you choose are indexed or actively managed—or both.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 9, 2016

6

Consumer Discretionary Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VCR	VCDAX
Expense Ratio[1]	0.10%	0.09%
30-Day SEC Yield	1.35%	1.36%

Portfolio Characteristics
		MSCI
		US IMI/
		Consumer	MSCI
		Discretionary	US IMI/
	Fund	25/50	2500
Number of Stocks	386	385	2,476
Median Market Cap $41.7B		$41.7B	$51.2B
Price/Earnings Ratio	22.9x	22.9x	23.4x
Price/Book Ratio	4.3x	4.4x	2.8x
Return on Equity	21.4%	21.4%	16.7%
Earnings Growth Rate 13.1%		13.1%	7.4%
Dividend Yield	1.5%	1.5%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	7%	—	—
Short-Term Reserves	-0.1%	—	—

Volatility Measures
	MSCI US
	IMI/Consumer
	Discretionary	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.87
Beta	1.00	1.11
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Advertising	1.1%
Apparel Retail	4.7
Apparel, Accessories & Luxury Goods	3.4
Auto Parts & Equipment	3.3
Automobile Manufacturers	4.1
Automotive Retail	3.1
Broadcasting	1.7
Cable & Satellite	10.0
Casinos & Gaming	1.6
Department Stores	1.0
Distributors	1.1
Footwear	2.9
General Merchandise Stores	2.8
Home Improvement Retail	8.0
Homebuilding	1.8
Hotels, Resorts & Cruise Lines	3.3
Internet Retail	15.8
Leisure Products	1.3
Movies & Entertainment	9.4
Restaurants	10.3
Specialty Stores	2.4
Other Consumer Discretionary	6.9

Ten Largest Holdings (% of total net assets)

Amazon.com Inc.	Internet Retail	10.4%
Home Depot Inc.	Home Improvement Retail	5.6
Comcast Corp.	Cable & Satellite	5.3
Walt Disney Co.	Movies & Entertainment	4.9
McDonald’s Corp.	Restaurants	3.4
Starbucks Corp.	Restaurants	2.8
NIKE Inc.	Footwear	2.6
Priceline Group Inc. Internet Retail		2.4
Lowe’s Cos. Inc.	Home Improvement Retail	2.3
Time Warner Inc.	Movies & Entertainment	2.1
Top Ten		41.8%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

7

Consumer Discretionary Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2006–August 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended August 31, 2016			of a $10,000
	One Year	Five Years	Ten Years	Investment
Consumer Discretionary Index Fund
ETF Shares Net Asset Value	6.84%	17.61%	10.67%	$27,561
Consumer Discretionary Index Fund
ETF Shares Market Price	6.82	17.61	10.62	27,428
Spliced US IMI/Consumer Discretionary 25/50	6.92	17.74	10.79	27,871
Consumer Services Funds Average	3.87	14.25	8.24	22,071
MSCI US IMI/2500	11.48	14.51	7.80	21,187
For a benchmark description, see the Glossary.
Consumer Services Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Consumer Discretionary Index Fund Admiral Shares	6.83%	17.61%	10.66%	$275,320
Spliced US IMI/Consumer Discretionary 25/50	6.92	17.74	10.79	278,712
MSCI US IMI/2500	11.48	14.51	7.80	211,866

See Financial Highlights for dividend and capital gains information.

8

Consumer Discretionary Index Fund

Fiscal-Year Total Returns (%): August 31, 2006--August 31, 2016

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2006--August 31, 2016

	One Year	Five Years	Ten Years
Consumer Discretionary Index Fund ETF Shares Market Price	6.82%	124.99%	174.28%
Consumer Discretionary Index Fund ETF Shares Net Asset Value	6.84	125.00	175.61
Spliced US IMI/Consumer Discretionary 25/50	6.92	126.23	178.71

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents total returns through the latest calendar quarter------rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		0.11%	14.88%	10.06%
Net Asset Value		0.16	14.89	10.07
Admiral Shares	7/14/2005	0.16	14.90	10.06

See Financial Highlights for dividend and capital gains information.

9

Consumer Discretionary Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)[1]
Auto Components (3.7%)
	Johnson Controls Inc.	459,083	20,145
	Delphi Automotive plc	193,217	13,653
^	Autoliv Inc.	62,121	6,596
	Lear Corp.	52,554	6,111
	Goodyear Tire & Rubber
	Co.	188,401	5,530
	BorgWarner Inc.	153,447	5,277
	Gentex Corp.	204,186	3,632
*	Tenneco Inc.	40,581	2,266
	Visteon Corp.	23,991	1,696
	Drew Industries Inc.	16,434	1,674
	Dana Inc.	105,659	1,524
*	Dorman Products Inc.	22,165	1,398
	Cooper Tire & Rubber Co.	39,042	1,327
*	Cooper-Standard Holding
	Inc.	9,282	919
*	American Axle &
	Manufacturing Holdings
	Inc.	51,082	876
*	Gentherm Inc.	25,652	846
	Standard Motor Products
	Inc.	14,642	656
	Superior Industries
	International Inc.	16,305	475
*	Motorcar Parts of America
	Inc.	13,724	390
	Tower International Inc.	15,545	378
*	Modine Manufacturing Co.	34,410	368
*	Fox Factory Holding Corp.	16,917	351
*	Stoneridge Inc.	20,214	350
*	Federal-Mogul Holdings
	Corp.	25,201	230
	Metaldyne Performance
	Group Inc.	11,982	190
			76,858
Automobiles (4.4%)
	Ford Motor Co.	2,624,758	33,072
	General Motors Co.	981,314	31,323
*	Tesla Motors Inc.	82,603	17,513
	Harley-Davidson Inc.	128,134	6,752
	Thor Industries Inc.	35,081	2,847
	Winnebago Industries Inc.	20,062	483
			91,990
Distributors (1.1%)
	Genuine Parts Co.	105,958	10,894
*	LKQ Corp.	217,200	7,839
	Pool Corp.	29,610	2,987
	Core-Mark Holding Co. Inc.	33,033	1,260
			22,980
Diversified Consumer Services (1.1%)
	Service Corp. International	137,635	3,639
*	ServiceMaster Global
	Holdings Inc.	95,855	3,576
	H&R Block Inc.	158,892	3,442
*	Bright Horizons Family
	Solutions Inc.	32,844	2,239

	Class B	3,127	1,533
*	Grand Canyon Education
	Inc.	31,718	1,317
	Sotheby’s	33,164	1,315
*	Houghton Mifflin Harcourt
	Co.	75,596	1,206
*	LifeLock Inc.	61,399	1,022
	DeVry Education Group Inc.	43,085	993
*	Apollo Education Group Inc.	72,131	640
	Capella Education Co.	8,403	495
*	Strayer Education Inc.	7,523	366
*	Regis Corp.	26,561	334
*	K12 Inc.	26,673	319
*	Career Education Corp.	48,476	317
	Carriage Services Inc.
	Class A	11,753	275
*	Chegg Inc.	40,349	272
*	American Public Education
	Inc.	11,126	230
^,*	Weight Watchers
	International Inc.	20,393	214
*	Ascent Capital Group Inc.
	Class A	6,678	155
*	Bridgepoint Education Inc.	12,862	93
			23,992
Hotels, Restaurants & Leisure (15.6%)
	McDonald’s Corp.	621,566	71,890
	Starbucks Corp.	1,036,531	58,284
	Yum! Brands Inc.	288,498	26,170
	Las Vegas Sands Corp.	309,539	15,542
	Carnival Corp.	258,810	12,371
^	Marriott International Inc.
	Class A	144,035	10,274
	Starwood Hotels &
	Resorts Worldwide Inc.	119,496	9,256
	Hilton Worldwide Holdings
	Inc.	385,476	9,201
	Royal Caribbean Cruises
	Ltd.	122,045	8,679
*	Chipotle Mexican Grill Inc.
	Class A	20,675	8,554
*	MGM Resorts
	International	318,065	7,599
	Aramark	163,342	6,196
	Wyndham Worldwide
	Corp.	78,877	5,584
	Domino’s Pizza Inc.	35,232	5,270
	Darden Restaurants Inc.	85,464	5,268
	Wynn Resorts Ltd.	57,343	5,122
	Vail Resorts Inc.	25,560	4,049
*	Norwegian Cruise Line
	Holdings Ltd.	112,539	4,039
*	Panera Bread Co. Class A	16,133	3,503
	Dunkin’ Brands Group Inc.	64,900	3,177
	Six Flags Entertainment
	Corp.	52,527	2,562
	Jack in the Box Inc.	22,994	2,287

	Brinker International Inc.	40,201	2,159
*	Buffalo Wild Wings Inc.	13,213	2,143
	Texas Roadhouse Inc.
	Class A	46,891	2,076
	Cracker Barrel Old Country
	Store Inc.	13,551	2,061
	Cheesecake Factory Inc.	32,466	1,669
	Bloomin’ Brands Inc.	83,970	1,641
	Wendy’s Co.	153,143	1,561
	Papa John’s International
	Inc.	19,905	1,489
	Interval Leisure Group Inc.	83,178	1,447
	Churchill Downs Inc.	9,395	1,403
	Marriott Vacations
	Worldwide Corp.	17,252	1,330
	Choice Hotels International
	Inc.	26,116	1,266
*	Boyd Gaming Corp.	59,867	1,167
*	Dave & Buster’s
	Entertainment Inc.	22,171	1,030
	Sonic Corp.	34,572	992
*	Hyatt Hotels Corp. Class A	18,319	980
	DineEquity Inc.	11,926	930
^,*	Diamond Resorts
	International Inc.	29,442	889
*	Popeyes Louisiana Kitchen
	Inc.	15,875	866
	Extended Stay America Inc.	59,332	840
*	La Quinta Holdings Inc.	65,939	762
*	Belmond Ltd. Class A	65,166	728
*	Penn National Gaming Inc.	51,233	726
	ClubCorp Holdings Inc.	47,078	676
	International Speedway
	Corp. Class A	19,568	651
	SeaWorld Entertainment Inc.	46,560	606
*	Denny’s Corp.	55,669	582
	Bob Evans Farms Inc.	13,882	569
*	BJ’s Restaurants Inc.	13,657	542
*	Red Robin Gourmet
	Burgers Inc.	10,257	515
*	Pinnacle Entertainment Inc.	42,580	513
*	Fiesta Restaurant Group Inc.	20,090	507
	Wingstop Inc.	16,180	490
*	Caesars Acquisition Co.
	Class A	34,032	414
*	Planet Fitness Inc. Class A	18,449	399
^,*	Zoe’s Kitchen Inc.	13,785	375
	Ruth’s Hospitality Group Inc.	24,548	367
*	Chuy’s Holdings Inc.	12,063	365
*	Biglari Holdings Inc.	804	354
^,*	Shake Shack Inc. Class A	9,545	337
*	Scientific Games Corp.
	Class A	38,978	322
*	Isle of Capri Casinos Inc.	17,192	298
	Marcus Corp.	12,395	292
*	Del Taco Restaurants Inc.	24,556	276
*	Del Frisco’s Restaurant
	Group Inc.	16,793	253
*	Eldorado Resorts Inc.	16,465	230
^,*	Caesars Entertainment
	Corp.	35,676	225
*	El Pollo Loco Holdings Inc.	16,198	221
*	Potbelly Corp.	13,961	181
*	Intrawest Resorts Holdings
	Inc.	11,730	175
	Speedway Motorsports Inc.	9,644	173

10

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
*	Lindblad Expeditions
	Holdings Inc.	14,330	135
*	Ruby Tuesday Inc.	43,593	133
*	Habit Restaurants Inc.
	Class A	8,448	129
*	Bojangles’ Inc.	7,965	129
*	Fogo De Chao Inc.	5,993	74
*	Noodles & Co. Class A	4,428	29
			326,569
Household Durables (4.7%)
	Newell Brands Inc.	313,466	16,639
	Whirlpool Corp.	53,739	9,600
*	Mohawk Industries Inc.	44,597	9,489
	DR Horton Inc.	249,505	7,999
	Lennar Corp. Class A	129,889	6,144
	Leggett & Platt Inc.	95,142	4,993
	PulteGroup Inc.	221,822	4,740
*	NVR Inc.	2,608	4,399
	Harman International
	Industries Inc.	50,307	4,260
	Garmin Ltd.	79,859	3,919
*	Toll Brothers Inc.	114,234	3,552
*	Tempur Sealy International
	Inc.	43,124	3,382
	Tupperware Brands Corp.	35,258	2,310
	CalAtlantic Group Inc.	55,487	2,025
*	Helen of Troy Ltd.	19,954	1,803
*	TRI Pointe Group Inc.	108,843	1,476
*	Meritage Homes Corp.	27,267	979
	La-Z-Boy Inc.	35,688	952
*	TopBuild Corp.	27,068	924
^,*	GoPro Inc. Class A	60,074	880
	KB Home	53,731	844
*	Universal Electronics Inc.	10,273	760
	MDC Holdings Inc.	28,410	742
*	iRobot Corp.	17,427	695
*	Cavco Industries Inc.	6,021	630
	Ethan Allen Interiors Inc.	17,764	594
*	Installed Building Products
	Inc.	13,398	447
*	Taylor Morrison Home
	Corp. Class A	24,045	424
^,*	LGI Homes Inc.	10,973	422
*	M/I Homes Inc.	17,810	412
*	William Lyon Homes
	Class A	17,615	304
*	WCI Communities Inc.	15,802	297
	Libbey Inc.	16,221	288
*	Beazer Homes USA Inc.	22,245	250
*	Century Communities Inc.	11,823	233
	NACCO Industries Inc.
	Class A	2,922	194
*	Hovnanian Enterprises Inc.
	Class A	84,026	153
			98,154
Internet & Catalog Retail (15.8%)
*	Amazon.com Inc.	283,976	218,423
*	Priceline Group Inc.	35,149	49,796
*	Netflix Inc.	303,294	29,556
	Expedia Inc.	87,016	9,495
*	Liberty Interactive Corp.
	QVC Group Class A	305,440	6,454
*	TripAdvisor Inc.	83,947	5,121
*	Liberty Ventures Class A	95,323	3,674
*	Groupon Inc. Class A	306,739	1,635
*	Shutterfly Inc.	23,308	1,170
*	Liberty TripAdvisor
	Holdings Inc. Class A	49,437	1,029
	HSN Inc.	24,360	1,018
^,*	Wayfair Inc.	19,562	753
*	Etsy Inc.	45,536	613

	Nutrisystem Inc.	20,677	596
^,*	Duluth Holdings Inc.	13,397	406
*	FTD Cos. Inc.	14,077	331
	Blue Nile Inc.	8,235	284
^,*	Lands’ End Inc.	12,635	222
*	Overstock.com Inc.	12,243	189
*	1-800-Flowers.com Inc.
	Class A	18,581	172
			330,937
Leisure Products (1.2%)
	Mattel Inc.	241,111	7,988
	Hasbro Inc.	79,210	6,475
^	Polaris Industries Inc.	43,604	3,778
	Brunswick Corp.	64,492	2,966
*	Vista Outdoor Inc.	42,827	1,705
*	Smith & Wesson Holding
	Corp.	39,085	1,100
	Sturm Ruger & Co. Inc.	13,624	835
	Callaway Golf Co.	65,154	744
*	Nautilus Inc.	20,708	482
	Arctic Cat Inc.	10,314	146
			26,219
Media (22.8%)
	Comcast Corp. Class A	1,711,314	111,680
	Walt Disney Co.	1,091,375	103,091
	Time Warner Inc.	556,915	43,668
*	Charter Communications
	Inc. Class A	150,932	38,821
	Twenty-First Century Fox
	Inc. Class A	775,866	19,040
	CBS Corp. Class B	294,022	15,004
	Omnicom Group Inc.	168,066	14,475
*	Liberty Global plc	440,410	13,578
	Viacom Inc. Class B	245,431	9,901
*	DISH Network Corp.
	Class A	160,222	8,048
	Twenty-First Century Fox
	Inc.	309,279	7,686
	Interpublic Group of Cos.
	Inc.	284,999	6,595
*	Liberty Global plc Class A	200,775	6,354
*	Sirius XM Holdings Inc.	1,404,294	5,814
*	Liberty Broadband Corp.	75,788	5,194
	News Corp. Class A	349,476	4,914
*	Liberty SiriusXM Group
	Class C	141,394	4,698
*	Discovery
	Communications Inc.	168,650	4,186
	Scripps Networks
	Interactive Inc. Class A	56,594	3,586
	TEGNA Inc.	147,495	2,988
	Cinemark Holdings Inc.	73,699	2,848
*	Discovery Communications
	Inc. Class A	106,295	2,712
*	Live Nation Entertainment
	Inc.	92,302	2,466
*	Madison Square Garden
	Co. Class A	13,468	2,433
*	AMC Networks Inc.
	Class A	43,099	2,342
*	Liberty Global PLC LiLAC	77,467	2,212
*	Liberty SiriusXM Group
	Class A	65,408	2,192
	Tribune Media Co. Class A	55,243	2,104
	Cable One Inc.	3,531	1,911
	John Wiley & Sons Inc.
	Class A	32,693	1,900
*	Starz	60,793	1,896
	Lions Gate Entertainment
	Corp.	74,106	1,553

^	Regal Entertainment Group
	Class A	70,019	1,497
	Meredith Corp.	26,858	1,425
	Sinclair Broadcast Group Inc.
	Class A	48,440	1,380
*	IMAX Corp.	44,349	1,352
*	Liberty Broadband Corp.
	Class A	18,437	1,244
	New York Times Co.
	Class A	90,598	1,172
^	Nexstar Broadcasting
	Group Inc. Class A	22,108	1,166
*	Media General Inc.	63,310	1,119
	Time Inc.	73,763	1,040
	Gannett Co. Inc.	78,769	940
*	Liberty Media Group LLC	36,171	769
*	MSG Networks Inc.	43,169	755
	Scholastic Corp.	18,510	745
*	EW Scripps Co. Class A	39,183	666
	National CineMedia Inc.	44,380	663
*	Carmike Cinemas Inc.	17,373	557
*	Gray Television Inc.	47,921	538
	New Media Investment
	Group Inc.	31,570	504
^	World Wrestling
	Entertainment Inc. Class A	23,541	489
	AMC Entertainment
	Holdings Inc.	15,804	481
	MDC Partners Inc. Class A	35,155	434
*	Liberty Braves Group	25,068	413
*	Liberty Media Group LLC
	Class A	17,338	371
*	Loral Space &
	Communications Inc.	9,839	359
	Entravision Communications
	Corp. Class A	42,624	321
*	Global Eagle Entertainment
	Inc.	33,212	276
*	tronc Inc.	15,759	267
	Entercom Communications
	Corp. Class A	17,699	243
*	Liberty Braves Group
	Class A	8,237	138
^,*	Hemisphere Media Group
	Inc. Class A	7,911	105
	Harte-Hanks Inc.	46,395	75
	News Corp. Class B	4,064	59
*	Liberty Global PLC LiLAC
	Class A	75	2
			477,455
Multiline Retail (3.9%)
	Target Corp.	396,351	27,820
	Dollar General Corp.	200,874	14,746
*	Dollar Tree Inc.	166,860	13,799
	Macy’s Inc.	218,422	7,903
	Kohl’s Corp.	131,083	5,817
^	Nordstrom Inc.	91,302	4,607
*	JC Penney Co. Inc.	215,207	2,029
	Big Lots Inc.	35,012	1,727
	Dillard’s Inc. Class A	14,975	902
*	Ollie’s Bargain Outlet
	Holdings Inc.	23,309	593
	Fred’s Inc. Class A	26,896	304
*	Sears Holdings Corp.	18,950	261
*	Tuesday Morning Corp.	33,238	222
			80,730
Specialty Retail (19.2%)
	Home Depot Inc.	880,828	118,137
	Lowe’s Cos. Inc.	627,399	48,034
	TJX Cos. Inc.	468,041	36,245
*	O’Reilly Automotive Inc.	68,300	19,121

11

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
	Ross Stores Inc.	284,557	17,711
*	AutoZone Inc.	20,880	15,489
	L Brands Inc.	172,517	13,148
*	Ulta Salon Cosmetics &
	Fragrance Inc.	42,131	10,415
	Advance Auto Parts Inc.	52,091	8,198
*	CarMax Inc.	137,372	8,098
	Best Buy Co. Inc.	206,540	7,948
	Tractor Supply Co.	94,486	7,932
	Tiffany & Co.	89,208	6,367
	Foot Locker Inc.	96,337	6,324
	Bed Bath & Beyond Inc.	110,291	5,114
	Signet Jewelers Ltd.	53,191	4,361
	Gap Inc.	169,839	4,224
*	Burlington Stores Inc.	50,560	4,106
	Staples Inc.	454,274	3,889
	Dick’s Sporting Goods Inc.	63,811	3,739
	Williams-Sonoma Inc.	60,085	3,163
*	Sally Beauty Holdings Inc.	102,517	2,790
	CST Brands Inc.	53,419	2,554
*	AutoNation Inc.	51,056	2,417
*	Urban Outfitters Inc.	62,937	2,256
	American Eagle Outfitters
	Inc.	121,645	2,255
	GameStop Corp. Class A	72,842	2,068
*	Murphy USA Inc.	27,848	2,036
*	Michaels Cos. Inc.	72,483	1,737
*	Five Below Inc.	38,576	1,719
*	Cabela’s Inc.	31,516	1,544
	Lithia Motors Inc. Class A	16,600	1,374
	Penske Automotive Group
	Inc.	30,134	1,365
	Office Depot Inc.	370,088	1,362
	Monro Muffler Brake Inc.	23,038	1,300
	DSW Inc. Class A	49,698	1,190
	Chico’s FAS Inc.	89,195	1,131
	Aaron’s Inc.	46,318	1,128
	Children’s Place Inc.	13,365	1,088
*	Genesco Inc.	14,766	1,073
	GNC Holdings Inc. Class A	48,374	1,017
	Group 1 Automotive Inc.	16,346	970
*	Ascena Retail Group Inc.	110,517	900
*	Select Comfort Corp.	32,990	866
*	Restoration Hardware
	Holdings Inc.	25,551	862
	Abercrombie & Fitch Co.	48,512	861
*	Mattress Firm Holding Corp.	12,513	800
	Caleres Inc.	30,795	799
	Finish Line Inc. Class A	31,701	763
	Guess? Inc.	45,710	760
*	Asbury Automotive Group
	Inc.	14,056	755
	Cato Corp. Class A	19,108	655
^	Outerwall Inc.	12,182	633
*	Express Inc.	53,169	629
*	Hibbett Sports Inc.	16,188	621
^	Buckle Inc.	21,596	557
	Barnes & Noble Inc.	44,112	506
	Rent-A-Center Inc.	39,256	480

*	Vitamin Shoppe Inc.	16,284	451
*	Francesca’s Holdings Corp.	29,966	409
	Tailored Brands Inc.	30,592	403
*	Party City Holdco Inc.	22,327	389
*	Tile Shop Holdings Inc.	23,551	366
*	MarineMax Inc.	18,215	361
	Sonic Automotive Inc.
	Class A	20,293	346
*	Barnes & Noble Education
	Inc.	28,885	323
	Shoe Carnival Inc.	10,732	318
*	Lumber Liquidators
	Holdings Inc.	19,092	301
	Pier 1 Imports Inc.	58,699	271
	Haverty Furniture Cos. Inc.	13,290	266
*	America’s Car-Mart Inc.	6,757	264
*	Zumiez Inc.	14,323	239
	Winmark Corp.	1,901	197
	Stein Mart Inc.	22,690	182
*	Kirkland’s Inc.	12,457	156
*	Boot Barn Holdings Inc.	10,946	135
	Stage Stores Inc.	21,264	114
*	Container Store Group Inc.	11,640	62
*	Conn’s Inc.	8,542	58
			403,195
Textiles, Apparel & Luxury Goods (6.4%)
	NIKE Inc. Class B	942,701	54,337
	VF Corp.	236,191	14,656
	Coach Inc.	196,886	7,517
	Hanesbrands Inc.	267,273	7,093
	PVH Corp.	57,316	6,176
*	Michael Kors Holdings Ltd.	125,856	6,161
*	lululemon athletica Inc.	77,754	5,949
^,*	Under Armour Inc. Class A	129,708	5,140
*	Under Armour Inc.	130,977	4,669
	Ralph Lauren Corp. Class A	40,705	4,218
	Carter’s Inc.	36,081	3,438
*	Skechers U.S.A. Inc.
	Class A	92,310	2,244
*	Kate Spade & Co.	91,147	1,701
	Wolverine World Wide Inc.	70,408	1,684
*	Deckers Outdoor Corp.	21,693	1,418
*	Steven Madden Ltd.	39,622	1,390
	Columbia Sportswear Co.	19,687	1,106
*	G-III Apparel Group Ltd.	29,011	916
*	Fossil Group Inc.	30,448	870
	Oxford Industries Inc.	10,520	657
*	Crocs Inc.	53,396	461
*	Unifi Inc.	11,615	302
^,*	Sequential Brands Group
	Inc.	38,309	279
	Movado Group Inc.	11,285	256
*	Iconix Brand Group Inc.	29,270	246
*	Vera Bradley Inc.	15,959	239
			133,123
Total Common Stocks
(Cost $2,019,579)			2,092,202

Temporary Cash Investment (1.1%)[1]
Money Market Fund (1.1%)
[2,3] Vanguard Market
Liquidity Fund, 0.612%
(Cost $24,050)	240,495	24,052
Total Investments (101.0%)
(Cost $2,043,629)		2,116,254

		Amount
		($000)
Other Assets and Liabilities (-1.0%)
Other Assets
Investment in Vanguard		164
Receivables for Investment Securities Sold		10,755
Receivables for Accrued Income		3,163
Receivables for Capital Shares Issued		45
Other Assets[4]		203
Total Other Assets		14,330
Liabilities
Payables for Investment Securities
Purchased		(12,099)
Collateral for Securities on Loan		(22,508)
Payables for Capital Shares Redeemed		(357)
Payables to Vanguard		(740)
Other Liabilities		(11)
Total Liabilities		(35,715)
Net Assets (100%)		2,094,869

At August 31, 2016, net assets consisted of:
		Amount
		($000)
Paid-in Capital		2,051,099
Undistributed Net Investment Income		5,697
Accumulated Net Realized Losses		(34,542)
Unrealized Appreciation (Depreciation)
Investment Securities		72,625
Futures Contracts		(10)
Net Assets		2,094,869

ETF Shares—Net Assets
Applicable to 15,227,548 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,925,509
Net Asset Value Per Share—
ETF Shares		$126.45

Admiral Shares—Net Assets
Applicable to 2,587,464 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		169,360
Net Asset Value Per Share—
Admiral Shares		$65.45

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $21,601,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and 0.9%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $22,508,000 of collateral received for securities on loan.
4 Cash of $203,000 has been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Consumer Discretionary Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	32,982
Interest[1]	5
Securities Lending—Net	648
Total Income	33,635
Expenses
The Vanguard Group—Note B
Investment Advisory Services	346
Management and Administrative—
ETF Shares	1,248
Management and Administrative—
Admiral Shares	118
Marketing and Distribution—
ETF Shares	147
Marketing and Distribution—
Admiral Shares	17
Custodian Fees	30
Auditing Fees	35
Shareholders’ Reports—ETF Shares	102
Shareholders’ Reports—Admiral Shares	3
Trustees’ Fees and Expenses	1
Total Expenses	2,047
Net Investment Income	31,588
Realized Net Gain (Loss)
Investment Securities Sold[1]	104,475
Futures Contracts	18
Realized Net Gain (Loss)	104,493
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(20,576)
Futures Contracts	(10)
Change in Unrealized Appreciation
(Depreciation)	(20,586)
Net Increase (Decrease) in Net Assets
Resulting from Operations	115,495
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $5,000 and $0, respectively.

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	31,588	23,243
Realized Net Gain (Loss)	104,493	212,893
Change in Unrealized Appreciation (Depreciation)	(20,586)	(129,396)
Net Increase (Decrease) in Net Assets Resulting from Operations	115,495	106,740
Distributions
Net Investment Income
ETF Shares	(38,225)	(16,913)
Admiral Shares	(3,309)	(1,093)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(41,534)	(18,006)
Capital Share Transactions
ETF Shares	15,097	461,236
Admiral Shares	24,861	50,120
Net Increase (Decrease) from Capital Share Transactions	39,958	511,356
Total Increase (Decrease)	113,919	600,090
Net Assets
Beginning of Period	1,980,950	1,380,860
End of Period[1]	2,094,869	1,980,950
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,697,000 and $15,643,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Consumer Discretionary Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$120.80	$111.79	$93.38	$72.65	$60.29
Investment Operations
Net Investment Income	1.875	1.542	1.251	1.111	.936
Net Realized and Unrealized Gain (Loss)
on Investments	6.259	8.900	18.072	20.771	12.277
Total from Investment Operations	8.134	10.442	19.323	21.882	13.213
Distributions
Dividends from Net Investment Income	(2.484)	(1.432)	(.913)	(1.152)	(. 853)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.484)	(1.432)	(.913)	(1.152)	(. 853)
Net Asset Value, End of Period	$126.45	$120.80	$111.79	$93.38	$72.65

Total Return	6.84%	9.41%	20.75%	30.47%	22.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,926	$1,842	$1,298	$1,018	$531
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.54%	1.31%	1.26%	1.44%	1.48%
Portfolio Turnover Rate[1]	7%	6%	7%	6%	6%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$62.53	$57.87	$48.34	$37.62	$31.22
Investment Operations
Net Investment Income	.971	.805	.648	. 579.483
Net Realized and Unrealized Gain (Loss)
on Investments	3.239	4.595	9.361	10.741	6.356
Total from Investment Operations	4.210	5.400	10.009	11.320	6.839
Distributions
Dividends from Net Investment Income	(1.290)	(.740)	(.479)	(. 600)	(. 439)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.290)	(.740)	(.479)	(. 600)	(. 439)
Net Asset Value, End of Period	$65.45	$62.53	$57.87	$48.34	$37.62

Total Return[1]	6.83%	9.43%	20.77%	30.45%	22.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$169	$139	$83	$63	$19
Ratio of Total Expenses to Average Net Assets	0.10%	0.09%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.54%	1.32%	1.26%	1.44%	1.48%
Portfolio Turnover Rate[2]	7%	6%	7%	6%	6%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Consumer Discretionary Index Fund

Notes to Financial Statements

Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income

15

Consumer Discretionary Index Fund

represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $164,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

16

Consumer Discretionary Index Fund

D. At August 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2016	40	4,339	(10)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $128,365,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $6,300,000 of ordinary income available for distribution. At August 31, 2016, the fund had available capital losses totaling $34,552,000 to offset future net capital gains. Of this amount, $9,625,000 is subject to expiration dates; $858,000 may be used to offset future net capital gains through August 31, 2017, $7,274,000 through August 31, 2018, and $1,493,000 through August 31, 2019. Capital losses of $24,927,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2016, the cost of investment securities for tax purposes was $2,043,629,000. Net unrealized appreciation of investment securities for tax purposes was $72,625,000, consisting of unrealized gains of $239,049,000 on securities that had risen in value since their purchase and $166,424,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2016, the fund purchased $688,989,000 of investment securities and sold $660,514,000 of investment securities, other than temporary cash investments. Purchases and sales include $479,316,000 and $510,639,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Year Ended August 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	526,973	4,227	1,115,504	9,265
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(511,876)	(4,250)	(654,268)	(5,625)
Net Increase (Decrease)—ETF Shares	15,097	(23)	461,236	3,640
Admiral Shares
Issued	129,244	2,037	80,718	1,285
Issued in Lieu of Cash Distributions	2,970	47	1,007	17
Redeemed	(107,353)	(1,715)	(31,605)	(517)
Net Increase (Decrease) —Admiral Shares	24,861	369	50,120	785

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

17

Consumer Staples Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VDC	VCSAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	2.35%	2.37%

Portfolio Characteristics
		MSCI
		US IMI/
		Consumer	MSCI
		Staples	US IMI/
	Fund	25/50	2500
Number of Stocks	100	100	2,476
Median Market Cap $100.3B		$100.3B	$51.2B
Price/Earnings Ratio	24.1x	24.2x	23.4x
Price/Book Ratio	5.0x	5.1x	2.8x
Return on Equity	20.3%	20.3%	16.7%
Earnings Growth Rate	3.1%	3.1%	7.4%
Dividend Yield	2.5%	2.5%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	6%	—	—
Short-Term Reserves	-0.1%	—	—

Volatility Measures
	MSCI US
	IMI/Consumer	MSCI US
	Staples 25/50	IMI/2500
R-Squared	1.00	0.52
Beta	1.00	0.66
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Agricultural Products	2.7%
Brewers	1.1
Distillers & Vintners	2.0
Drug Retail	8.2
Food Distributors	1.8
Food Retail	2.9
Household Products	18.7
Hypermarkets & Super Centers	8.6
Packaged Foods & Meats	19.4
Personal Products	2.5
Soft Drinks	17.1
Tobacco	15.0

Ten Largest Holdings (% of total net assets)

Procter
& Gamble Co.	Household Products	10.9%
Coca-Cola Co.	Soft Drinks	8.1
PepsiCo Inc.	Soft Drinks	7.0
Philip Morris
International Inc.	Tobacco	7.0
Altria Group Inc.	Tobacco	5.7
Wal-Mart	Hypermarkets &
Stores Inc.	Super Centers	5.0
CVS Health Corp.	Drug Retail	4.3
Costco	Hypermarkets &
Wholesale Corp.	Super Centers	3.5
Mondelez	Packaged Foods &
International Inc.	Meats	3.5
Walgreens Boots
Alliance Inc.	Drug Retail	3.4
Top Ten		58.4%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.10% for
ETF Shares and 0.10% for Admiral Shares.

18

Consumer Staples Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2006–August 31, 2016
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2016		of a $10,000
	One Year	Five Years	Ten Years	Investment
Consumer Staples Index Fund
ETF Shares Net Asset Value	17.36%	15.07%	11.05%	$28,521
Consumer Staples Index Fund
ETF Shares Market Price	17.34	15.07	11.04	28,450
Spliced US IMI/Consumer Staples 25/50	17.42	15.21	11.13	28,721
Consumer Goods Funds Average	12.46	12.25	9.38	24,502
MSCI US IMI/2500	11.48	14.51	7.80	21,187
For a benchmark description, see the Glossary.
Consumer Goods Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Consumer Staples Index Fund Admiral Shares	17.37%	15.09%	11.04%	$285,058
Spliced US IMI/Consumer Staples 25/50	17.42	15.21	11.13	287,207
MSCI US IMI/2500	11.48	14.51	7.80	211,866

See Financial Highlights for dividend and capital gains information.

19

Consumer Staples Index Fund

Fiscal-Year Total Returns (%): August 31, 2006--August 31, 2016

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2006--August 31, 2016

	One Year	Five Years	Ten Years
Consumer Staples Index Fund ETF Shares Market Price	17.34%	101.77%	184.90%
Consumer Staples Index Fund ETF Shares Net Asset Value	17.36	101.75	185.21
Spliced US IMI/Consumer Staples 25/50	17.42	103.00	187.21

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents total returns through the latest calendar quarter------rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		17.22%	15.00%	11.69%
Net Asset Value		17.24	15.00	11.73
Admiral Shares	1/30/2004	17.24	15.02	11.72

See Financial Highlights for dividend and capital gains information.

20

Consumer Staples Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)[1]
Beverages (20.2%)
	Coca-Cola Co.	7,953,000	345,399
	PepsiCo Inc.	2,771,064	295,811
	Constellation Brands Inc.
	Class A	365,778	60,006
*	Monster Beverage Corp.	287,996	44,320
	Molson Coors Brewing
	Co. Class B	404,784	41,417
	Dr Pepper Snapple
	Group Inc.	411,794	38,585
	Brown-Forman Corp.
	Class B	510,085	24,765
*	Boston Beer Co. Inc.
	Class A	27,464	5,016
	Coca-Cola Bottling Co.
	Consolidated	20,190	3,035
			858,354
Food & Staples Retailing (21.4%)
	Wal-Mart Stores Inc.	2,952,647	210,937
	CVS Health Corp.	1,950,381	182,166
	Costco Wholesale Corp.	912,652	147,932
	Walgreens Boots Alliance
	Inc.	1,814,181	146,423
	Kroger Co.	1,959,730	62,692
	Sysco Corp.	1,163,270	60,327
	Whole Foods Market Inc.	757,716	23,019
*	Rite Aid Corp.	2,312,501	17,413
	Casey’s General Stores
	Inc.	95,865	12,588
*	Sprouts Farmers Market
	Inc.	374,481	8,437
*	United Natural Foods Inc.	144,533	6,591
	SpartanNash Co.	159,148	5,096
	PriceSmart Inc.	59,491	4,969
	Andersons Inc.	110,226	4,073
*	SUPERVALU Inc.	693,244	3,799
	Weis Markets Inc.	68,828	3,506
	Village Super Market Inc.
	Class A	85,644	2,740
	Ingles Markets Inc.
	Class A	58,194	2,201
*	Smart & Final Stores Inc.	168,166	2,149
*	Chefs’ Warehouse Inc.	138,412	1,525
*	Natural Grocers by
	Vitamin Cottage Inc.	111,774	1,380
*	Performance Food Group
	Co.	10,928	281
			910,244
Food Products (22.0%)
	Mondelez International
	Inc. Class A	3,278,317	147,590
	Kraft Heinz Co.	1,254,297	112,247
	General Mills Inc.	1,261,716	89,355

	Archer-Daniels-Midland
	Co.	1,284,325	56,202
	Tyson Foods Inc. Class A	660,140	49,887
	Kellogg Co.	571,057	46,947
	ConAgra Foods Inc.	921,251	42,939
	Mead Johnson Nutrition
	Co.	421,412	35,850
	JM Smucker Co.	248,085	35,176
	Hershey Co.	326,673	32,631
	McCormick & Co. Inc.	259,489	26,457
	Campbell Soup Co.	417,608	25,357
	Hormel Foods Corp.	647,533	24,775
	Ingredion Inc.	165,267	22,635
*	WhiteWave Foods Co.
	Class A	405,675	22,487
	Bunge Ltd.	322,298	20,595
	Pinnacle Foods Inc.	270,242	13,688
*	TreeHouse Foods Inc.	139,580	13,222
*	Post Holdings Inc.	152,211	12,904
*	Hain Celestial Group Inc.	251,872	9,256
	B&G Foods Inc.	193,690	9,196
	Snyder’s-Lance Inc.	240,170	8,488
	Lancaster Colony Corp.	55,462	7,461
*	Darling Ingredients Inc.	516,031	7,266
	Flowers Foods Inc.	465,590	6,942
	Fresh Del Monte Produce
	Inc.	111,771	6,502
	Sanderson Farms Inc.	66,876	6,435
	J&J Snack Foods Corp.	46,632	5,689
^	Pilgrim’s Pride Corp.	222,972	5,146
	Dean Foods Co.	291,868	5,023
^	Cal-Maine Foods Inc.	96,267	4,422
^	Tootsie Roll Industries Inc.	99,161	3,777
	Calavo Growers Inc.	63,910	3,767
*	Farmer Brothers Co.	80,376	2,574
*,^	Freshpet Inc.	244,556	2,570
*	Landec Corp.	198,191	2,569
*	Seneca Foods Corp.
	Class A	80,459	2,374
^	Limoneira Co.	140,441	2,333
*	Amplify Snack Brands Inc.	21,273	360
*	Blue Buffalo Pet Products
	Inc.	11,972	309
	John B Sanfilippo & Son
	Inc.	5,638	290
			933,693
Household Products (18.8%)
	Procter & Gamble Co.	5,301,923	462,911
	Colgate-Palmolive Co.	1,781,157	132,411
	Kimberly-Clark Corp.	762,242	97,613
	Clorox Co.	278,504	36,495
	Church & Dwight Co. Inc.	289,673	28,799
	Spectrum Brands Holdings
	Inc.	74,379	9,982
	Energizer Holdings Inc.	181,142	8,952
	WD-40 Co.	48,221	5,707

*	HRG Group Inc.	318,711	5,154
*	Central Garden & Pet Co.
	Class A	181,784	4,408
*	Central Garden & Pet Co.	132,997	3,415
			795,847
Personal Products (2.5%)
	Estee Lauder Cos. Inc.
	Class A	484,824	43,261
*	Edgewell Personal Care Co. 150,001		12,002
*,^	Herbalife Ltd.	173,907	10,565
	Nu Skin Enterprises Inc.
	Class A	165,341	9,570
	Avon Products Inc.	1,415,038	8,066
^	Coty Inc. Class A	201,443	5,429
*	USANA Health Sciences
	Inc.	25,875	3,538
	Inter Parfums Inc.	102,163	3,491
*	Revlon Inc. Class A	93,283	3,376
*	Elizabeth Arden Inc.	221,086	3,086
	Medifast Inc.	77,029	2,832
^	Natural Health Trends Corp. 8,256		265
			105,481
Tobacco (15.0%)
	Philip Morris International
	Inc.	2,953,955	295,189
	Altria Group Inc.	3,660,953	241,952
	Reynolds American Inc.	1,799,369	89,195
	Vector Group Ltd.	262,648	5,860
	Universal Corp.	76,654	4,612
			636,808
Total Common Stocks
(Cost $3,589,872)			4,240,427
Temporary Cash Investment (0.4%)[1]
Money Market Fund (0.4%)
[2,3]	Vanguard Market Liquidity
	Fund, 0.612%
	(Cost $19,882)	198,812	19,883
Total Investments (100.3%)
(Cost $3,609,754)			4,260,310

21

Consumer Staples Index Fund

Amount
($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard	327
Receivables for Investment Securities Sold	6,752
Receivables for Accrued Income	7,328
Receivables for Capital Shares Issued	1,450
Other Assets[4]	191
Total Other Assets	16,048
Liabilities
Payables for Investment Securities
Purchased	(11,473)
Collateral for Securities on Loan	(17,106)
Payables for Capital Shares Redeemed	(734)
Payables to Vanguard	(1,382)
Other Liabilities	(17)
Total Liabilities	(30,712)
Net Assets (100%)	4,245,646

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	3,601,856
Undistributed Net Investment Income	17,643
Accumulated Net Realized Losses	(24,381)
Unrealized Appreciation (Depreciation)
Investment Securities	650,556
Futures Contracts	(28)
Net Assets	4,245,646

ETF Shares—Net Assets
Applicable to 25,130,613 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,517,644
Net Asset Value Per Share—
ETF Shares	$139.97

Admiral Shares—Net Assets
Applicable to 10,548,031 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	728,002
Net Asset Value Per Share—
Admiral Shares	$69.02

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $16,446,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $17,106,000 of collateral received for securities on loan.
4 Cash of $190,000 has been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

22

Consumer Staples Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	87,469
Interest[1]	12
Securities Lending—Net	762
Total Income	88,243
Expenses
The Vanguard Group—Note B
Investment Advisory Services	595
Management and Administrative—
ETF Shares	1,984
Management and Administrative—
Admiral Shares	328
Marketing and Distribution—
ETF Shares	203
Marketing and Distribution—
Admiral Shares	53
Custodian Fees	47
Auditing Fees	35
Shareholders’ Reports—ETF Shares	133
Shareholders’ Reports—Admiral Shares	13
Trustees’ Fees and Expenses	2
Total Expenses	3,393
Net Investment Income	84,850
Realized Net Gain (Loss)
Investment Securities Sold[1]	117,351
Futures Contracts	167
Realized Net Gain (Loss)	117,518
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	319,214
Futures Contracts	(28)
Change in Unrealized Appreciation
(Depreciation)	319,186
Net Increase (Decrease) in Net Assets
Resulting from Operations	521,554
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $12,000 and $0, respectively.

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	84,850	68,851
Realized Net Gain (Loss)	117,518	208,091
Change in Unrealized Appreciation (Depreciation)	319,186	(107,728)
Net Increase (Decrease) in Net Assets Resulting from Operations	521,554	169,214
Distributions
Net Investment Income
ETF Shares	(98,108)	(47,684)
Admiral Shares	(14,792)	(4,833)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(112,900)	(52,517)
Capital Share Transactions
ETF Shares	774,804	351,469
Admiral Shares	349,687	90,822
Net Increase (Decrease) from Capital Share Transactions	1,124,491	442,291
Total Increase (Decrease)	1,533,145	558,988
Net Assets
Beginning of Period	2,712,501	2,153,513
End of Period[1]	4,245,646	2,712,501
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $17,643,000 and $45,693,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Consumer Staples Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$123.72	$117.12	$101.97	$90.12	$78.96
Investment Operations
Net Investment Income	3.189	2.903	2.602	2.606	2.180
Net Realized and Unrealized Gain (Loss)
on Investments	17.752	6.114	14.976	11.835	10.874
Total from Investment Operations	20.941	9.017	17.578	14.441	13.054
Distributions
Dividends from Net Investment Income	(4.691)	(2.417)	(2.428)	(2.591)	(1.894)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.691)	(2.417)	(2.428)	(2.591)	(1.894)
Net Asset Value, End of Period	$139.97	$123.72	$117.12	$101.97	$90.12

Total Return	17.36%	7.67%	17.42%	16.43%	16.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,518	$2,393	$1,936	$1,481	$1,110
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.50%	2.53%	2.52%	2.80%	2.80%
Portfolio Turnover Rate[1]	6%	6%	5%	10%	7%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$61.01	$57.74	$50.28	$44.44	$38.94
Investment Operations
Net Investment Income	1.575	1.431	1.281	1.287	1.077
Net Realized and Unrealized Gain (Loss)
on Investments	8.752	3.025	7.379	5.832	5.357
Total from Investment Operations	10.327	4.456	8.660	7.119	6.434
Distributions
Dividends from Net Investment Income	(2.317)	(1.186)	(1.200)	(1.279)	(. 934)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.317)	(1.186)	(1.200)	(1.279)	(. 934)
Net Asset Value, End of Period	$69.02	$61.01	$57.74	$50.28	$44.44

Total Return[1]	17.37%	7.73%	17.41%	16.44%	16.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$728	$319	$218	$175	$105
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.50%	2.53%	2.52%	2.80%	2.80%
Portfolio Turnover Rate[2]	6%	6%	5%	10%	7%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Consumer Staples Index Fund

Notes to Financial Statements

Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy),

25

Consumer Staples Index Fund

the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $327,000, representing 0.01% of the fund’s net assets and 0.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

26

Consumer Staples Index Fund

D. At August 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2016	60	6,509	(28)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $126,348,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $18,777,000 of ordinary income available for distribution. At August 31, 2016, the fund had available capital losses totaling $24,410,000 to offset future net capital gains. Of this amount, $5,537,000 is subject to expiration on August 31, 2018. Capital losses of $18,873,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2016, the cost of investment securities for tax purposes was $3,609,754,000. Net unrealized appreciation of investment securities for tax purposes was $650,556,000, consisting of unrealized gains of $669,622,000 on securities that had risen in value since their purchase and $19,066,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2016, the fund purchased $1,629,576,000 of investment securities and sold $540,199,000 of investment securities, other than temporary cash investments. Purchases and sales include $999,209,000 and $324,386,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,104,521	8,312	900,144	7,240
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(329,717)	(2,525)	(548,675)	(4,425)
Net Increase (Decrease)—ETF Shares	774,804	5,787	351,469	2,815
Admiral Shares
Issued	482,450	7,328	154,546	2,488
Issued in Lieu of Cash Distributions	13,091	207	4,224	70
Redeemed	(145,854)	(2,219)	(67,948)	(1,096)
Net Increase (Decrease) —Admiral Shares	349,687	5,316	90,822	1,462

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

27

Energy Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VDE	VENAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	2.42%	2.43%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Energy	US IMI/
	Fund	25/50	2500
Number of Stocks	135	134	2,476
Median Market Cap	$48.8B	$48.8B	$51.2B
Price/Earnings Ratio	-564.0x	-403.4x	23.4x
Price/Book Ratio	1.9x	1.9x	2.8x
Return on Equity	9.4%	9.2%	16.7%
Earnings Growth Rate	-15.6%	-15.5%	7.4%
Dividend Yield	2.6%	2.5%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	15%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Energy	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.37
Beta	0.99	1.09
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Integrated Oil & Gas	39.1%
Oil & Gas Drilling	1.7
Oil & Gas Equipment & Services	15.4
Oil & Gas Exploration & Production	27.4
Oil & Gas Refining & Marketing	7.8
Oil & Gas Storage & Transportation	8.3
Other Energy	0.3

Ten Largest Holdings (% of total net assets)

Exxon Mobil Corp.	Integrated Oil & Gas	22.7%
Chevron Corp.	Integrated Oil & Gas	12.6
Schlumberger Ltd.	Oil & Gas Equipment
	& Services	7.4
Occidental	Integrated Oil
Petroleum Corp.	& Gas	3.9
ConocoPhillips	Oil & Gas Exploration
	& Production	3.4
EOG Resources	Oil & Gas Exploration
Inc.	& Production	3.3
Kinder Morgan Inc.	Oil & Gas Storage
	& Transportation	2.8
Phillips 66	Oil & Gas Refining
	& Marketing	2.5
Halliburton Co.	Oil & Gas Equipment
	& Services	2.5
Pioneer Natural	Oil & Gas Exploration
Resources Co.	& Production	2.0
Top Ten		63.1%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

28

Energy Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2006–August 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended August 31, 2016			of a $10,000
	One Year	Five Years	Ten Years	Investment
Energy Index Fund ETF Shares
Net Asset Value	5.82%	1.24%	3.48%	$14,082
Energy Index Fund ETF Shares
Market Price	5.80	1.24	3.48	14,074
Spliced US IMI/Energy 25/50	6.31	1.41	3.58	14,214
Natural Resources Funds Average	1.82	-1.22	1.28	11,361
MSCI US IMI/2500	11.48	14.51	7.80	21,187
For a benchmark description, see the Glossary.
Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Energy Index Fund Admiral Shares	5.83%	1.26%	3.48%	$140,818
Spliced US IMI/Energy 25/50	6.31	1.41	3.58	142,144
MSCI US IMI/2500	11.48	14.51	7.80	211,866

See Financial Highlights for dividend and capital gains information.

29

Energy Index Fund

Fiscal-Year Total Returns (%): August 31, 2006--August 31, 2016

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2006--August 31, 2016

	One Year	Five Years	Ten Years
Energy Index Fund ETF Shares Market Price	5.80%	6.37%	40.74%
Energy Index Fund ETF Shares Net Asset Value	5.82	6.35	40.82
Spliced US IMI/Energy 25/50	6.31	7.26	42.14

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents total returns through the latest calendar quarter------rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	9/23/2004
Market Price		-7.10%	-0.69%	3.35%
Net Asset Value		-7.05	-0.69	3.36
Admiral Shares	10/7/2004	-7.04	-0.68	3.35

See Financial Highlights for dividend and capital gains information.

30

Energy Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.1%)
Energy Equipment & Services (17.1%)
	Oil & Gas Drilling (1.7%)
^	Helmerich & Payne Inc.	372,212	22,504
	Patterson-UTI Energy Inc.	538,484	10,495
	Nabors Industries Ltd.	1,038,685	10,325
	Ensco plc Class A	1,130,025	8,577
	Rowan Cos. plc Class A	480,101	5,982
	Noble Corp. plc	962,242	5,542
	Diamond Offshore Drilling
	Inc.	286,276	5,287
*	Unit Corp.	236,764	4,046
^	Atwood Oceanics Inc.	345,678	2,731
*	Parker Drilling Co.	945,670	2,033
	Transocean Partners LLC	166,477	1,873
*	Pioneer Energy Services
	Corp.	542,889	1,808
*	Transocean Ltd.	11,735	114

	Oil & Gas Equipment & Services (15.4%)
	Schlumberger Ltd.	4,501,638	355,629
	Halliburton Co.	2,786,363	119,841
	Baker Hughes Inc.	1,384,224	68,007
	National Oilwell Varco Inc.	1,253,829	42,053
*	FMC Technologies Inc.	782,212	22,058
*	Weatherford International
	plc	3,086,765	16,885
	Core Laboratories NV	149,952	16,762
	Oceaneering International
	Inc.	365,522	9,694
	Superior Energy Services
	Inc.	562,738	9,471
	US Silica Holdings Inc.	237,552	9,324
*	Dril-Quip Inc.	144,403	8,024
*	Oil States International Inc.	204,287	6,337
*	McDermott International
	Inc.	1,012,250	5,294
*	Forum Energy
	Technologies Inc.	258,996	4,551
^,*	RPC Inc.	288,132	4,417
*	SEACOR Holdings Inc.	73,444	4,317
*	Helix Energy Solutions
	Group Inc.	487,736	3,658
	Archrock Inc.	317,841	3,503
^,*	Fairmount Santrol
	Holdings Inc.	461,312	3,427
*	Newpark Resources Inc.	432,126	3,051
*	TETRA Technologies Inc.	482,122	2,917
*	Matrix Service Co.	156,697	2,897
*	Exterran Corp.	194,699	2,751
^	Frank’s International NV	226,437	2,602
	Bristow Group Inc.	205,094	2,340
	Tesco Corp.	311,305	2,120
^	CARBO Ceramics Inc.	152,013	1,905
*	PHI Inc.	97,939	1,825
*	RigNet Inc.	138,691	1,750
*	Era Group Inc.	219,096	1,597

*	Hornbeck Offshore
	Services Inc.	291,162	1,593
^	Tidewater Inc.	425,010	1,390
^,*	Gulfmark Offshore Inc.	530,125	1,140
			824,447
Oil, Gas & Consumable Fuels (83.0%)
	Coal & Consumable Fuels (0.3%)
	CONSOL Energy Inc.	665,258	12,134
*	Westmoreland Coal Co.	187,658	1,440

	Integrated Oil & Gas (39.2%)
	Exxon Mobil Corp.	12,628,495	1,100,447
	Chevron Corp.	6,045,497	608,056
	Occidental Petroleum
	Corp.	2,467,355	189,616

	Oil & Gas Exploration & Production (27.4%)
	ConocoPhillips	3,998,694	164,146
	EOG Resources Inc.	1,782,061	157,695
	Pioneer Natural
	Resources Co.	529,414	94,792
	Anadarko Petroleum
	Corp.	1,668,640	89,222
	Devon Energy Corp.	1,547,686	67,061
	Apache Corp.	1,249,057	62,078
*	Concho Resources Inc.	468,197	60,491
	Hess Corp.	931,075	50,557
	Noble Energy Inc.	1,421,036	48,997
	Marathon Oil Corp.	2,811,967	42,236
	Cimarex Energy Co.	319,060	42,173
	EQT Corp.	577,284	41,276
	Cabot Oil & Gas Corp.	1,541,952	37,978
*	Newfield Exploration Co.	675,935	29,309
*	Diamondback Energy Inc.	264,787	25,221
*	Southwestern Energy Co.	1,648,916	22,936
	Range Resources Corp.	584,628	22,549
	Energen Corp.	338,313	19,453
*	Parsley Energy Inc.
	Class A	493,891	16,718
	QEP Resources Inc.	834,030	15,930
*	Continental Resources
	Inc.	330,355	15,844
	Murphy Oil Corp.	575,705	15,383
*	WPX Energy Inc.	1,167,995	14,016
*	Chesapeake Energy Corp.	2,200,839	13,975
*	Gulfport Energy Corp.	452,205	12,933
	SM Energy Co.	307,449	11,646
*	Rice Energy Inc.	427,818	11,252
*	PDC Energy Inc.	168,661	11,199
*	RSP Permian Inc.	262,914	10,267
*	Antero Resources Corp.	328,635	8,400
*	Carrizo Oil & Gas Inc.	214,562	8,216
*	Matador Resources Co.	324,185	7,440
^,*	Laredo Petroleum Inc.	603,611	7,412
*	Callon Petroleum Co.	478,100	6,956
*	Oasis Petroleum Inc.	653,748	6,198
*	Whiting Petroleum Corp.	803,255	5,856

*	Synergy Resources Corp.	777,791	5,095
*	Memorial Resource
	Development Corp.	348,133	5,013
*	Denbury Resources Inc.	1,531,165	4,716
^,*	Kosmos Energy Ltd.	713,871	4,433
^,*	Gran Tierra Energy Inc.	1,368,304	3,790
^,*	Sanchez Energy Corp.	325,797	2,799
^,*	Clayton Williams Energy
	Inc.	37,825	2,387
*	Ring Energy Inc.	238,694	2,368
*	Bill Barrett Corp.	352,121	2,338
^,*	California Resources Corp.	219,598	2,181
*	Eclipse Resources Corp.	632,278	2,156
*	Cobalt International Energy
	Inc.	1,670,708	2,005
*	Contango Oil & Gas Co.	205,306	1,983
^,*	Northern Oil and Gas Inc.	537,367	1,741
^,*	Jones Energy Inc. Class A	587,986	1,629
^,*	EXCO Resources Inc.	1,534,703	1,565
^,*	W&T Offshore Inc.	765,916	1,310
^,*	Bonanza Creek Energy Inc.	781,460	797

	Oil & Gas Refining & Marketing (7.8%)
	Phillips 66	1,562,970	122,615
	Valero Energy Corp.	1,558,869	86,283
	Marathon Petroleum Corp. 1,752,927		74,517
	Tesoro Corp.	404,724	30,524
	HollyFrontier Corp.	594,242	15,379
	World Fuel Services Corp.	257,922	11,498
	Western Refining Inc.	334,214	8,409
	PBF Energy Inc. Class A	364,897	7,991
	Green Plains Inc.	167,657	4,071
	Delek US Holdings Inc.	230,282	4,041
*	REX American Resources
	Corp.	32,823	2,640
*	Clean Energy Fuels Corp.	561,789	2,455
*	Renewable Energy Group
	Inc.	248,105	2,226
	Alon USA Energy Inc.	231,237	1,892
^	CVR Energy Inc.	120,727	1,761
*	Par Pacific Holdings Inc.	123,098	1,507
*	Par Pacific Holdings Inc.
	Rights Expire 9/14/2016	123,098	5

	Oil & Gas Storage & Transportation (8.3%)
	Kinder Morgan Inc.	6,158,803	134,570
	Spectra Energy Corp.	2,201,213	78,407
	Williams Cos. Inc.	2,374,341	66,339
	ONEOK Inc.	712,473	33,408
*	Cheniere Energy Inc.	682,065	29,261
	Targa Resources Corp.	552,555	24,080
	Plains GP Holdings LP
	Class A	931,412	10,599
	SemGroup Corp. Class A	206,426	6,420
*	Enbridge Energy
	Management LLC	259,274	5,901
^	Tallgrass Energy GP LP	197,666	4,600
^	EnLink Midstream LLC	245,341	4,085

Energy Index Fund

		Market
		Value•
	Shares	($000)
* Gener8 Maritime Inc.	361,703	1,812
* Overseas Shipholding
Group Inc. Class A	11,005	119
		4,015,225
Total Common Stocks
(Cost $5,551,889)		4,839,672
Temporary Cash Investment (0.8%)
Money Market Fund (0.8%)
[1,2] Vanguard Market Liquidity
Fund, 0.612%
(Cost $40,012)	400,114	40,016
Total Investments (100.9%)
(Cost $5,591,901)		4,879,688

		Amount
		($000)
Other Assets and Liabilities (-0.9%)
Other Assets
Investment in Vanguard		370
Receivables for Investment Securities Sold		59,780
Receivables for Accrued Income		21,161
Receivables for Capital Shares Issued		457
Total Other Assets		81,768
Liabilities
Payables for Investment Securities
Purchased		(60,561)
Collateral for Securities on Loan		(40,011)
Payables for Capital Shares Redeemed		(224)
Payables to Vanguard		(2,279)
Other Liabilities		(20,550)
Total Liabilities		(123,625)
Net Assets (100%)		4,837,831

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	5,934,613
Undistributed Net Investment Income	23,603
Accumulated Net Realized Losses	(408,172)
Unrealized Appreciation (Depreciation)	(712,213)
Net Assets	4,837,831

ETF Shares—Net Assets
Applicable to 41,487,192 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,943,734
Net Asset Value Per Share—
ETF Shares	$95.06

Admiral Shares—Net Assets
Applicable to 18,829,002 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	894,097
Net Asset Value Per Share—
Admiral Shares	$47.49

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $36,425,000.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $40,011,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	131,841
Interest[1]	11
Securities Lending—Net	2,506
Total Income	134,358
Expenses
The Vanguard Group—Note B
Investment Advisory Services	797
Management and Administrative—
ETF Shares	2,459
Management and Administrative—
Admiral Shares	538
Marketing and Distribution—
ETF Shares	301
Marketing and Distribution—
Admiral Shares	88
Custodian Fees	53
Auditing Fees	35
Shareholders’ Reports—ETF Shares	268
Shareholders’ Reports—Admiral Shares	19
Trustees’ Fees and Expenses	3
Total Expenses	4,561
Net Investment Income	129,797
Realized Net Gain (Loss)
Investment Securities Sold[1]	(151,425)
Futures Contracts	(604)
Realized Net Gain (Loss)	(152,029)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	275,863
Net Increase (Decrease) in Net Assets
Resulting from Operations	253,631
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $11,000 and $0, respectively.

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	129,797	114,645
Realized Net Gain (Loss)	(152,029)	170,018
Change in Unrealized Appreciation (Depreciation)	275,863	(1,906,933)
Net Increase (Decrease) in Net Assets Resulting from Operations	253,631	(1,622,270)
Distributions
Net Investment Income
ETF Shares	(161,400)	(62,233)
Admiral Shares	(32,917)	(10,925)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(194,317)	(73,158)
Capital Share Transactions
ETF Shares	192,098	1,710,890
Admiral Shares	117,493	411,258
Net Increase (Decrease) from Capital Share Transactions	309,591	2,122,148
Total Increase (Decrease)	368,905	426,720
Net Assets
Beginning of Period	4,468,926	4,042,206
End of Period[1]	4,837,831	4,468,926
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $23,603,000 and $88,123,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$93.86	$142.26	$116.47	$103.35	$100.41
Investment Operations
Net Investment Income	2.470	2.953[1]	2.329	2.215	1.827
Net Realized and Unrealized Gain (Loss)
on Investments	2.587	(49.144)	25.655	12.899	2.731
Total from Investment Operations	5.057	(46.191)	27.984	15.114	4.558
Distributions
Dividends from Net Investment Income	(3.857)	(2.209)	(2.194)	(1.994)	(1.618)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.857)	(2.209)	(2.194)	(1.994)	(1.618)
Net Asset Value, End of Period	$95.06	$93.86	$142.26	$116.47	$103.35

Total Return	5.82%	-32.70%	24.31%	14.85%	4.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,944	$3,736	$3,467	$2,255	$1,917
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.86%	2.65%	1.98%	2.02%	1.81%
Portfolio Turnover Rate[2]	15%	4%	4%	9%	12%
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$46.89	$71.06	$58.18	$51.63	$50.17
Investment Operations
Net Investment Income	1.234	1.495[1]	1.164	1.108	.913
Net Realized and Unrealized Gain (Loss)
on Investments	1.293	(24.561)	12.815	6.439	1.358
Total from Investment Operations	2.527	(23.066)	13.979	7.547	2.271
Distributions
Dividends from Net Investment Income	(1.927)	(1.104)	(1.099)	(. 997)	(.811)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.927)	(1.104)	(1.099)	(. 997)	(.811)
Net Asset Value, End of Period	$47.49	$46.89	$71.06	$58.18	$51.63

Total Return[2]	5.83%	-32.66%	24.32%	14.86%	4.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$894	$733	$575	$460	$254
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.86%	2.65%	1.98%	2.02%	1.81%
Portfolio Turnover Rate[3]	15%	4%	4%	9%	12%
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements

Energy Index Fund

Notes to Financial Statements

Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares, and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at August 31, 2016.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal

Energy Index Fund

proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $370,000, representing 0.01% of the fund’s net assets and 0.15% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Energy Index Fund

During the year ended August 31, 2016, the fund realized $139,888,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $25,565,000 of ordinary income available for distribution. At August 31, 2016, the fund had available capital losses totaling $408,172,000 to offset future net capital gains. Of this amount, $68,284,000 is subject to expiration dates; $37,585,000 may be used to offset future net capital gains through August 31, 2018, and $30,699,000 through August 31, 2019. Capital losses of $339,888,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2016, the cost of investment securities for tax purposes was $5,591,901,000. Net unrealized depreciation of investment securities for tax purposes was $712,213,000, consisting of unrealized gains of $131,735,000 on securities that had risen in value since their purchase and $843,948,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2016, the fund purchased $1,969,990,000 of investment securities and sold $1,721,300,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,099,645,000 and $1,046,239,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,239,731	14,359	2,405,860	21,906
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,047,633)	(12,675)	(694,970)	(6,475)
Net Increase (Decrease)—ETF Shares	192,098	1,684	1,710,890	15,431
Admiral Shares
Issued	385,314	9,176	563,402	10,293
Issued in Lieu of Cash Distributions	30,038	689	9,612	178
Redeemed	(297,859)	(6,669)	(161,756)	(2,931)
Net Increase (Decrease) —Admiral Shares	117,493	3,196	411,258	7,540

G. Management has determined that no material events or transactions occurred subsequent to
August 31, 2016, that would require recognition or disclosure in these financial statements.

Financials Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VFH	VFAIX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	2.38%	2.39%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Financials	US IMI/
	Fund	25/50	2500
Number of Stocks	561	560	2,476
Median Market Cap	$44.9B	$31.3B	$51.2B
Price/Earnings Ratio	14.9x	17.4x	23.4x
Price/Book Ratio	1.2x	1.4x	2.8x
Return on Equity	10.6%	10.2%	16.7%
Earnings Growth Rate	9.0%	10.8%	7.4%
Dividend Yield	2.2%	2.5%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	21%	—	—
Short-Term Reserves	-0.1%	—	—

Volatility Measures
	MSCI US
	IMI/Financials	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.83
Beta	1.00	1.00
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Asset Management & Custody Banks	7.7%
Consumer Finance	5.6
Diversified Banks	31.3
Insurance Brokers	3.1
Investment Banking & Brokerage	6.2
Life & Health Insurance	5.3
Multi-line Insurance	3.7
Multi-Sector Holdings	6.2
Property & Casualty Insurance	8.7
Regional Banks	14.0
Reinsurance	1.4
Specialized Finance	5.3
Thrifts & Mortgage Finance	1.3
Other Financials	0.2

Ten Largest Holdings (% of total net assets)

JPMorgan Chase
& Co.	Diversified Banks	8.2%
Wells Fargo & Co.	Diversified Banks	8.2
Berkshire
Hathaway Inc.	Multi-Sector Holdings	6.0
Bank of America
Corp.	Diversified Banks	5.5
Citigroup Inc.	Diversified Banks	4.7
US Bancorp	Diversified Banks	2.5
American
International	Multi-line
Group Inc.	Insurance	2.2
Goldman Sachs	Investment Banking
Group Inc.	& Brokerage	2.1
Chubb Ltd.	Property
	& Casualty Insurance	2.0
American
Express Co.	Consumer Finance	1.8
Top Ten		43.2%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Financials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2006–August 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended August 31, 2016			of a $10,000
	One Year	Five Years	Ten Years	Investment
Financials Index Fund ETF Shares
Net Asset Value	8.93%	14.82%	0.59%	$10,603
Financials Index Fund ETF Shares
Market Price	8.89	14.81	0.55	10,564
Spliced US IMI/Financials 25/50	9.04	14.92	0.63	10,646
Financial Services Funds Average	6.23	13.79	0.84	10,871
MSCI US IMI/2500	11.48	14.51	7.80	21,187
For a benchmark description, see the Glossary.
Financial Services Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Financials Index Fund Admiral Shares	8.96%	14.82%	0.58%	$105,932
Spliced US IMI/Financials 25/50	9.04	14.92	0.63	106,460
MSCI US IMI/2500	11.48	14.51	7.80	211,866

See Financial Highlights for dividend and capital gains information.

39

Financials Index Fund

Fiscal-Year Total Returns (%): August 31, 2006--August 31, 2016

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2006--August 31, 2016

	One Year	Five Years	Ten Years
Financials Index Fund ETF Shares Market Price	8.89%	99.46%	5.64
Financials Index Fund ETF Shares Net Asset Value	8.93	99.55	6.03
Spliced US IMI/Financials 25/50	9.04	100.47	6.46

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents total returns through the latest calendar quarter------rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		-2.45%	10.36%	0.21%
Net Asset Value		-2.41	10.36	0.21
Admiral Shares	2/4/2004	-2.36	10.36	0.20

See Financial Highlights for dividend and capital gains information.

40

Financials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.2%)[1]
Banks (43.4%)
	JPMorgan Chase & Co.	4,847,964	327,238
	Wells Fargo & Co.	6,394,505	324,841
	Bank of America Corp.	13,618,409	219,801
	Citigroup Inc.	3,891,153	185,764
	US Bancorp	2,288,972	101,058
	PNC Financial Services
	Group Inc.	662,054	59,651
	BB&T Corp.	1,094,667	42,145
	SunTrust Banks Inc.	663,061	29,221
	M&T Bank Corp.	189,429	22,415
	Fifth Third Bancorp	1,015,896	20,480
	KeyCorp	1,432,803	17,996
	Citizens Financial Group
	Inc.	699,897	17,336
	Regions Financial Corp.	1,676,154	16,711
	First Republic Bank	193,932	14,925
	Huntington Bancshares
	Inc.	1,435,888	14,373
	Comerica Inc.	231,798	10,962
	CIT Group Inc.	266,897	9,843
*	Signature Bank	71,054	8,669
	Zions Bancorporation	270,776	8,283
*	SVB Financial Group	68,542	7,612
	East West Bancorp Inc.	190,683	7,082
	People’s United Financial
	Inc.	411,335	6,684
	PacWest Bancorp	151,104	6,544
	Commerce Bancshares
	Inc.	114,978	5,827
	Synovus Financial Corp.	166,058	5,493
	Popular Inc.	137,243	5,395
	Cullen/Frost Bankers Inc.	73,852	5,384
	Bank of the Ozarks Inc.	136,209	5,337
	Investors Bancorp Inc.	422,319	5,173
	Prosperity Bancshares Inc.	87,520	4,855
	Umpqua Holdings Corp.	291,756	4,791
	First Horizon National
	Corp.	307,773	4,734
*	Western Alliance Bancorp	123,334	4,714
	Webster Financial Corp.	121,352	4,688
	PrivateBancorp Inc.	99,806	4,586
	BankUnited Inc.	137,867	4,432
	Bank of Hawaii Corp.	57,044	4,109
	Associated Banc-Corp	198,650	3,941
	Home BancShares Inc.	167,224	3,913
	Wintrust Financial Corp.	68,327	3,798
	IBERIABANK Corp.	54,580	3,753
	United Bankshares Inc.	92,333	3,638
	MB Financial Inc.	92,678	3,631
	FNB Corp.	277,629	3,468
	UMB Financial Corp.	55,739	3,389
	Hancock Holding Co.	102,649	3,349
	Fulton Financial Corp.	229,557	3,319
	Pinnacle Financial
	Partners Inc.	57,581	3,264

*	Texas Capital
	Bancshares Inc.	60,744	3,190
	TCF Financial Corp.	215,087	3,151
	Cathay General Bancorp	99,124	3,114
	Valley National Bancorp	319,801	3,086
	Glacier Bancorp Inc.	100,787	3,018
	Sterling Bancorp	164,140	2,930
*	Hope Bancorp Inc.	169,800	2,921
	BancorpSouth Inc.	112,518	2,802
	Community Bank System
	Inc.	58,375	2,770
	First Citizens BancShares
	Inc. Class A	9,469	2,698
	Chemical Financial Corp.	57,838	2,674
	Great Western Bancorp Inc.	77,671	2,659
	First Financial Bankshares
	Inc.	69,983	2,563
	Trustmark Corp.	89,550	2,540
	Columbia Banking System
	Inc.	76,829	2,538
	South State Corp.	32,086	2,438
	CVB Financial Corp.	135,600	2,412
	Old National Bancorp	169,729	2,403
*	Hilltop Holdings Inc.	104,356	2,363
	International Bancshares
	Corp.	74,253	2,202
	First Midwest Bancorp Inc.	107,666	2,107
*	Eagle Bancorp Inc.	40,016	2,071
	Renasant Corp.	55,689	1,974
	United Community Banks
	Inc.	88,442	1,855
	Independent Bank Corp.	34,865	1,847
	NBT Bancorp Inc.	56,939	1,839
	Simmons First National
	Corp. Class A	36,269	1,820
	LegacyTexas Financial
	Group Inc.	59,905	1,817
	BOK Financial Corp.	26,297	1,816
	First Financial Bancorp	81,854	1,784
	Towne Bank	74,089	1,763
^	Westamerica
	Bancorporation	33,785	1,718
	Talmer Bancorp Inc.
	Class A	73,479	1,709
*	FCB Financial Holdings Inc.
	Class A	44,380	1,700
	WesBanco Inc.	50,819	1,663
	Park National Corp.	17,272	1,652
	Union Bankshares Corp.	57,916	1,612
	ServisFirst Bancshares Inc.	29,520	1,547
	Ameris Bancorp	43,791	1,525
	Yadkin Financial Corp.	57,236	1,494
	BNC Bancorp	60,048	1,475
	Boston Private Financial
	Holdings Inc.	109,772	1,414
	First Merchants Corp.	51,254	1,392
	S&T Bancorp Inc.	46,273	1,330
	Tompkins Financial Corp.	16,901	1,249

	Banc of California Inc.	55,326	1,235
	First Commonwealth
	Financial Corp.	117,727	1,202
	Lakeland Financial Corp.	33,146	1,188
	Berkshire Hills Bancorp Inc.	41,312	1,152
	Cardinal Financial Corp.	42,888	1,152
	Hanmi Financial Corp.	42,688	1,120
	Brookline Bancorp Inc.	93,189	1,113
	Opus Bank	31,705	1,107
	Southside Bancshares Inc.	33,541	1,102
	CenterState Banks Inc.	60,367	1,085
	State Bank Financial Corp.	46,365	1,069
	Central Pacific Financial
	Corp.	41,183	1,054
	City Holding Co.	19,902	1,007
	Sandy Spring Bancorp Inc.	31,606	997
	Capital Bank Financial Corp.	31,795	995
	Banner Corp.	21,864	968
	First Busey Corp.	40,475	945
	Heartland Financial USA Inc.	26,009	945
	National Bank Holdings
	Corp. Class A	38,318	917
*	Customers Bancorp Inc.	34,055	911
	Stock Yards Bancorp Inc.	28,141	898
	Flushing Financial Corp.	36,489	846
	Enterprise Financial
	Services Corp.	26,514	817
	First Interstate BancSystem
	Inc. Class A	26,466	814
	Washington Trust Bancorp
	Inc.	19,286	813
	1st Source Corp.	22,263	788
	Univest Corp. of
	Pennsylvania	33,353	778
*	First BanCorp.	157,988	774
	Community Trust
	Bancorp Inc.	20,950	772
	Lakeland Bancorp Inc.	55,752	761
	TriCo Bancshares	27,157	734
	Heritage Financial Corp.	39,695	734
	MainSource Financial
	Group Inc.	30,206	729
	ConnectOne Bancorp Inc.	37,994	676
	CoBiz Financial Inc.	49,335	648
	BancFirst Corp.	9,311	639
	OFG Bancorp	58,199	635
*	Seacoast Banking Corp. of
	Florida	37,689	620
	First of Long Island Corp.	18,648	612
	Bryn Mawr Bank Corp.	17,376	559
	Independent Bank Group
	Inc.	12,608	554
	German American Bancorp
	Inc.	13,573	500
	Great Southern Bancorp Inc.	10,734	452
	Blue Hills Bancorp Inc.	30,220	446
	First Financial Corp.	10,711	438
	Southwest Bancorp Inc.	21,744	426

Financials Index Fund

			Market
			Value•
		Shares	($000)
	Arrow Financial Corp.	12,685	411
	Financial Institutions Inc.	14,950	402
	First Bancorp	19,457	390
	Republic Bancorp Inc.
	Class A	11,693	374
^	Live Oak Bancshares Inc.	19,719	279
	Sun Bancorp Inc.	10,840	248
*	First NBC Bank Holding Co.	17,209	225
			1,726,316
Capital Markets (14.0%)
	Goldman Sachs Group Inc.	495,711	84,003
	Morgan Stanley	1,926,160	61,753
	BlackRock Inc.	162,456	60,565
	Bank of New York Mellon
	Corp.	1,428,070	59,508
	Charles Schwab Corp.	1,577,220	49,619
	State Street Corp.	524,987	36,875
	T. Rowe Price Group Inc.	328,449	22,840
	Ameriprise Financial Inc.	219,455	22,183
	Northern Trust Corp.	286,823	20,247
	Franklin Resources Inc.	503,109	18,364
	Invesco Ltd.	552,155	17,222
	TD Ameritrade Holding
	Corp.	349,968	11,502
*	Affiliated Managers Group
	Inc.	71,271	10,124
	Raymond James Financial
	Inc.	168,605	9,808
*	E*TRADE Financial Corp.	368,858	9,730
	SEI Investments Co.	182,258	8,402
	Eaton Vance Corp.	150,169	6,011
	Legg Mason Inc.	125,621	4,345
	Federated Investors Inc.
	Class B	123,835	4,000
*	Stifel Financial Corp.	88,052	3,465
	LPL Financial Holdings Inc.	100,195	2,979
	NorthStar Asset
	Management Group Inc.	237,676	2,954
	Janus Capital Group Inc.	195,504	2,907
	Interactive Brokers Group
	Inc.	80,490	2,888
	Evercore Partners Inc.
	Class A	52,582	2,694
	Financial Engines Inc.	74,959	2,396
	BGC Partners Inc. Class A	269,352	2,362
	Waddell & Reed Financial
	Inc. Class A	107,833	2,006
^	WisdomTree Investments
	Inc.	153,527	1,612
	Artisan Partners Asset
	Management Inc. Class A	51,918	1,358
*	KCG Holdings Inc. Class A	86,868	1,255
	Cohen & Steers Inc.	27,361	1,153
*	Piper Jaffray Cos.	21,326	946
	Greenhill & Co. Inc.	37,568	862
	Diamond Hill Investment
	Group Inc.	4,114	779
*	INTL. FCStone Inc.	20,988	756
	OM Asset Management plc	55,712	752
	Virtu Financial Inc. Class A	45,610	744
	Moelis & Co. Class A	27,071	730
	Virtus Investment Partners
	Inc.	7,633	696
	Investment Technology
	Group Inc.	39,899	614
*	Cowen Group Inc. Class A	127,793	479
	PJT Partners Inc.	18,665	460
	Westwood Holdings
	Group Inc.	7,856	393

	Arlington Asset Investment
	Corp. Class A	25,134	374
	Houlihan Lokey Inc.	13,438	333
*	Safeguard Scientifics Inc.	23,379	330
*	Ladenburg Thalmann
	Financial Services Inc.	109,494	251
	Associated Capital Group
	Inc. Class A	4,738	156
	GAMCO Investors Inc.
	Class A	4,833	148
	Pzena Investment
	Management Inc. Class A	13,688	106
	Fifth Street Asset
	Management Inc.	6,552	40
			557,079
Consumer Finance (5.6%)
	American Express Co.	1,071,795	70,288
	Capital One Financial
	Corp.	679,002	48,617
	Discover Financial
	Services	545,468	32,728
	Synchrony Financial	1,103,402	30,708
	Ally Financial Inc.	576,058	11,544
	Navient Corp.	437,374	6,289
*	SLM Corp.	470,763	3,491
*	OneMain Holdings Inc.
	Class A	80,294	2,490
	First Cash Financial
	Services Inc.	40,949	2,118
*	Santander Consumer
	USA Holdings Inc.	165,881	2,087
*	PRA Group Inc.	61,367	1,963
*,^	Credit Acceptance Corp.	9,413	1,879
*,^	LendingClub Corp.	316,609	1,713
*	Green Dot Corp. Class A	60,018	1,392
	Cash America
	International Inc.	31,822	1,385
	Nelnet Inc. Class A	30,846	1,092
*	EZCORP Inc. Class A	67,993	704
*	Encore Capital Group Inc.	32,156	693
*	World Acceptance Corp.	8,989	432
*	Enova International Inc.	27,462	263
			221,876
Diversified Financial Services (11.7%)
*	Berkshire Hathaway Inc.
	Class B	1,581,504	238,000
	CME Group Inc.	449,088	48,659
•	Intercontinental Exchange
	Inc.	157,849	44,517
	S&P Global Inc.	350,872	43,347
	Moody’s Corp.	231,400	25,151
	MSCI Inc. Class A	121,313	10,933
	Nasdaq Inc.	152,404	10,853
	FactSet Research
	Systems Inc.	54,158	9,642
	MarketAxess Holdings Inc.	49,782	8,390
	Leucadia National Corp.	431,519	8,264
	Voya Financial Inc.	269,961	7,894
	CBOE Holdings Inc.	107,780	7,403
	Morningstar Inc.	25,634	2,129
	Texas Pacific Land Trust	10,767	1,902
*	PICO Holdings Inc.	24,183	266
*	NewStar Financial Inc.	23,441	264
*	On Deck Capital Inc.	30,451	193
			467,807
Insurance (22.2%)
	American International
	Group Inc.	1,483,688	88,769
	Chubb Ltd.	615,846	78,169

	MetLife Inc.	1,238,200	53,738
	Marsh & McLennan Cos.
	Inc.	691,146	46,742
	Prudential Financial Inc.	586,091	46,524
	Travelers Cos. Inc.	387,736	46,028
	Aflac Inc.	548,995	40,724
	Aon plc	351,263	39,113
	Allstate Corp.	495,434	34,165
	Progressive Corp.	771,449	25,118
	Willis Towers Watson plc	174,059	21,585
	Hartford Financial
	Services Group Inc.	520,541	21,379
	Principal Financial Group
	Inc.	383,599	18,823
*	Markel Corp.	18,481	17,208
	Loews Corp.	381,330	15,962
	Cincinnati Financial Corp.	206,639	15,934
	Lincoln National Corp.	316,320	15,193
*	Arch Capital Group Ltd.	161,627	13,082
*	XL Group Ltd.	375,039	12,838
	FNF Group	326,368	12,301
	Arthur J Gallagher & Co.	234,091	11,566
	Unum Group	314,619	11,204
*	Alleghany Corp.	20,435	10,957
	Everest Re Group Ltd.	56,056	10,840
	Torchmark Corp.	151,731	9,814
	Reinsurance Group of
	America Inc. Class A	84,819	9,103
	WR Berkley Corp.	129,837	7,708
	Assurant Inc.	82,029	7,346
	Axis Capital Holdings Ltd.	122,955	6,992
	American Financial Group
	Inc.	91,789	6,898
	RenaissanceRe Holdings
	Ltd.	57,066	6,831
	Old Republic International
	Corp.	329,624	6,339
	First American Financial
	Corp.	145,070	6,251
	Brown & Brown Inc.	157,476	5,901
	Endurance Specialty
	Holdings Ltd.	84,769	5,582
	White Mountains
	Insurance Group Ltd.	6,710	5,529
	Validus Holdings Ltd.	107,927	5,482
	Assured Guaranty Ltd.	177,853	4,939
	Allied World Assurance
	Co. Holdings AG	118,683	4,814
	Hanover Insurance Group
	Inc.	56,877	4,448
	ProAssurance Corp.	70,391	3,873
	CNO Financial Group Inc.	237,010	3,851
	Aspen Insurance Holdings
	Ltd.	80,362	3,693
	RLI Corp.	51,999	3,691
^	Primerica Inc.	62,309	3,547
	Erie Indemnity Co.
	Class A	33,624	3,431
*	Genworth Financial Inc.
	Class A	659,595	3,120
	AmTrust Financial
	Services Inc.	115,076	3,048
	Selective Insurance
	Group Inc.	76,276	3,043
*	Enstar Group Ltd.	14,032	2,338
	Argo Group International
	Holdings Ltd.	40,202	2,281
	Kemper Corp.	54,151	2,028
	Mercury General Corp.	36,582	1,986

Financials Index Fund

			Market
			Value•
		Shares	($000)
	Horace Mann Educators
	Corp.	53,141	1,942
	American Equity
	Investment Life Holding
	Co.	108,964	1,920
	National General Holdings
	Corp.	76,941	1,754
	Navigators Group Inc.	16,408	1,542
	AMERISAFE Inc.	25,438	1,527
*	MBIA Inc.	172,594	1,391
	Stewart Information
	Services Corp.	29,444	1,348
	Employers Holdings Inc.	42,982	1,310
	Safety Insurance Group Inc.	19,147	1,272
	American National
	Insurance Co.	10,731	1,254
	Infinity Property & Casualty
	Corp.	14,658	1,235
	United Fire Group Inc.	28,539	1,233
*	FNFV Group	91,022	1,173
	Universal Insurance
	Holdings Inc.	44,419	1,101
	Maiden Holdings Ltd.	78,367	1,082
*	Third Point Reinsurance Ltd.	77,386	1,008
	FBL Financial Group Inc.
	Class A	14,833	981
*	Ambac Financial Group Inc.	50,251	912
*	Greenlight Capital Re Ltd.
	Class A	41,033	880
	James River Group
	Holdings Ltd.	19,225	702
*,^	Citizens Inc. Class A	61,718	672
	National Western
	Life Group Inc. Class A	2,739	531
	State Auto Financial Corp.	18,555	426
	Heritage Insurance
	Holdings Inc.	28,686	394
^	Fidelity & Guaranty Life	14,357	342
	State National Cos. Inc.	33,581	342
	HCI Group Inc.	10,199	324
	OneBeacon Insurance
	Group Ltd. Class A	22,867	324
	National Interstate Corp.	9,144	297
	United Insurance Holdings
	Corp.	18,633	293
*	Global Indemnity plc	9,645	278
	EMC Insurance Group Inc.	9,279	258
	Baldwin & Lyons Inc.	9,495	240
*,^	Trupanion Inc.	15,460	232
	Donegal Group Inc. Class A	11,861	191
	Crawford & Co. Class B	11,704	133
*	Patriot National Inc.	10,160	90
			882,803
Real Estate Investment Trusts (REITs) (2.0%)
	Annaly Capital
	Management Inc.	1,347,462	14,431
	American Capital Agency
	Corp.	438,066	8,459
	Starwood Property Trust
	Inc.	314,526	7,203
	New Residential
	Investment Corp.	331,460	4,756
	Two Harbors Investment
	Corp.	459,909	4,093
	Chimera Investment Corp.	236,051	3,892
	MFA Financial Inc.	490,990	3,790
	Blackstone Mortgage Trust
	Inc. Class A	124,276	3,706
	Colony Capital Inc. Class A	149,847	2,768

	Invesco Mortgage Capital
	Inc.	147,709	2,325
	CYS Investments Inc.	200,574	1,767
	Redwood Trust Inc.	101,914	1,508
	Apollo Commercial Real
	Estate Finance Inc.	89,197	1,454
	PennyMac Mortgage
	Investment Trust	86,323	1,316
	Hannon Armstrong
	Sustainable Infrastructure
	Capital Inc.	53,733	1,288
	Capstead Mortgage Corp.	126,989	1,260
	ARMOUR Residential REIT
	Inc.	48,664	1,082
*	iStar Inc.	99,796	1,079
	American Capital Mortgage
	Investment Corp.	57,566	982
	New York Mortgage Trust
	Inc.	144,795	875
	Ladder Capital Corp.	62,712	833
	Altisource Residential Corp.	72,414	794
	AG Mortgage Investment
	Trust Inc.	37,341	591
	Apollo Residential
	Mortgage Inc.	42,214	576
	Anworth Mortgage Asset
	Corp.	113,134	553
	Western Asset Mortgage
	Capital Corp.	47,240	500
	Resource Capital Corp.	34,578	459
	Dynex Capital Inc.	51,031	375
	Ares Commercial Real
	Estate Corp.	29,648	373
	Arbor Realty Trust Inc.	43,532	339
	Newcastle Investment
	Corp.	69,762	324
	Simon Property Group Inc.	1,274	274
*	ESCROW WINTHROP
	REALTYTRUST	23,515	199
	American Tower
	Corporation	1,742	197
	Public Storage	611	137
	Crown Castle International
	Corp.	1,378	131
	Prologis Inc.	2,158	115
	Welltower Inc.	1,456	112
	Equinix Inc.	286	105
	Weyerhaeuser Co.	3,250	103
	Ventas Inc.	1,378	100
	AvalonBay Communities Inc.	559	98
	Equity Residential	1,508	98
^	United Development
	Funding IV	29,897	96
	Boston Properties Inc.	637	89
	HCP Inc.	1,911	75
	Vornado Realty Trust	702	72
	General Growth Properties
	Inc.	2,353	69
	Realty Income Corp.	1,027	67
	Essex Property Trust Inc.	273	62
	Digital Realty Trust Inc.	611	61
	Host Hotels & Resorts Inc.	3,094	55
	Kimco Realty Corp.	1,703	51
	SL Green Realty Corp.	416	49
	Federal Realty Investment
	Trust	286	45
	Macerich Co.	520	43
	VEREIT Inc.	3,965	41
	Extra Space Storage Inc.	507	41
	Iron Mountain Inc.	1,040	40

	Duke Realty Corp.	1,417	40
	UDR Inc.	1,079	39
	Brixmor Property Group Inc.	1,248	36
	Alexandria Real Estate
	Equities Inc.	299	33
	Regency Centers Corp.	403	32
	Camden Property Trust	364	32
	Apartment Investment &
	Management Co.	650	29
	Mid-America Apartment
	Communities Inc.	312	29
	National Retail Properties Inc.	585	29
	Omega Healthcare Investors
	Inc.	780	28
	Kilroy Realty Corp.	377	27
	WP Carey Inc.	403	27
	American Campus
	Communities Inc.	533	27
	Spirit Realty Capital Inc.	1,950	26
	Equity LifeStyle Properties
	Inc.	325	25
	Liberty Property Trust	598	25
	DDR Corp.	1,274	24
	Forest City Realty Trust Inc.
	Class A	988	23
*	Life Storage Inc.	252	23
	Senior Housing Properties
	Trust	975	22
	Douglas Emmett Inc.	572	21
	Lamar Advertising Co.
	Class A	338	21
	Highwoods Properties Inc.	390	21
	EPR Properties	260	20
	Hospitality Properties Trust	663	20
	CubeSmart	728	20
	Weingarten Realty Investors	481	20
	Communications Sales &
	Leasing Inc.	624	19
	Taubman Centers Inc.	247	19
	Sun Communities Inc.	247	19
	STORE Capital Corp.	624	18
	Healthcare Trust of America
	Inc. Class A	533	18
	DCT Industrial Trust Inc.	364	18
	Gramercy Property Trust	1,729	17
	Retail Properties of America
	Inc.	975	17
	Healthcare Realty Trust Inc.	468	16
	Tanger Factory Outlet
	Centers Inc.	390	16
*	Equity Commonwealth	494	15
	American Homes 4 Rent
	Class A	702	15
	Medical Properties Trust Inc.	975	15
	Hudson Pacific Properties Inc.	442	15
	Post Properties Inc.	221	15
	CyrusOne Inc.	286	15
	Rayonier Inc.	507	14
	First Industrial Realty Trust Inc.	481	14
	Apple Hospitality REIT Inc.	676	13
	LaSalle Hotel Properties	468	13
	Piedmont Office Realty Trust
	Inc. Class A	598	13
	Outfront Media Inc.	572	13
	DuPont Fabros Technology Inc.	299	13
	Paramount Group Inc.	702	13
	National Health Investors Inc.	156	13
	Sunstone Hotel Investors Inc.	884	12
	Acadia Realty Trust	325	12
	RLJ Lodging Trust	507	12

Financials Index Fund

			Market
			Value•
		Shares	($000)
	Education Realty Trust Inc.	260	12
	Equity One Inc.	377	12
	Urban Edge Properties	403	12
	Brandywine Realty Trust	715	12
	Physicians Realty Trust	533	11
	Columbia Property Trust Inc.	481	11
	Corporate Office Properties
	Trust	390	11
	Empire State Realty Trust Inc.	494	11
	QTS Realty Trust Inc. Class A	195	11
*	Washington Prime Group Inc.	767	11
	Care Capital Properties Inc.	351	11
	Ryman Hospitality Properties
	Inc.	195	10
	CoreSite Realty Corp.	130	10
	NorthStar Realty Finance
	Corp.	754	10
	CBL & Associates Properties
	Inc.	702	10
	Retail Opportunity
	Investments Corp.	442	10
	Kite Realty Group Trust	338	10
	Mack-Cali Realty Corp.	351	10
	Washington REIT	299	10
	EastGroup Properties Inc.	130	10
	Lexington Realty Trust	871	9
	Cousins Properties Inc.	832	9
	Pebblebrook Hotel Trust	299	9
	DiamondRock Hospitality Co.	832	9
	PS Business Parks Inc.	78	9
	LTC Properties Inc.	156	8
	Corrections Corp. of America	481	8
	Xenia Hotels & Resorts Inc.	455	8
	Select Income REIT	273	7
	Pennsylvania REIT	286	7
	STAG Industrial Inc.	286	7
	Government Properties
	Income Trust	299	7
	Sabra Health Care REIT Inc.	273	7
	Monogram Residential Trust
	Inc.	650	7
	New York REIT Inc.	676	7
	Potlatch Corp.	169	6
	American Assets Trust Inc.	143	6
	Ramco-Gershenson
	Properties Trust	325	6
	Chesapeake Lodging Trust	247	6
	GEO Group Inc.	312	6
	Parkway Properties Inc.	338	6
	Rexford Industrial Realty Inc.	260	6
	Global Net Lease Inc.	689	6
	Alexander’s Inc.	13	6
	Colony Starwood Homes	169	5
	Franklin Street Properties
	Corp.	416	5
	Summit Hotel Properties Inc.	351	5
	Terreno Realty Corp.	182	5
	Four Corners Property Trust
	Inc.	234	5
	Agree Realty Corp.	91	4
	New Senior Investment
	Group Inc.	325	4
	FelCor Lodging Trust Inc.	546	4
	Hersha Hospitality Trust
	Class A	182	4
	CareTrust REIT Inc.	234	3
	Saul Centers Inc.	52	3
	Investors Real Estate Trust	507	3

	Monmouth Real Estate
	Investment Corp.	234	3
	Chatham Lodging Trust	156	3
	Universal Health Realty
	Income Trust	52	3
	Tier REIT Inc.	195	3
	InfraREIT Inc.	156	3
	National Storage Affiliates
	Trust	143	3
	Silver Bay Realty Trust Corp.	143	3
	Ashford Hospitality Trust Inc.	390	3
	NorthStar Realty Europe Corp.	260	3
	Urstadt Biddle Properties Inc.
	Class A	117	3
	Cedar Realty Trust Inc.	351	3
	Easterly Government
	Properties Inc.	130	3
	Getty Realty Corp.	104	2
	First Potomac Realty Trust	234	2
	CatchMark Timber Trust Inc.
	Class A	156	2
	Ashford Hospitality Prime Inc.	104	2
	One Liberty Properties Inc.	52	1
	RAIT Financial Trust	377	1
			78,000
Real Estate Management & Development (0.0%)
*	CBRE Group Inc. Class A	1,235	37
*	FRP Holdings Inc.	804	27
	Jones Lang LaSalle Inc.	182	21
*	Howard Hughes Corp.	143	17
	Realogy Holdings Corp.	598	16
	Kennedy-Wilson Holdings
	Inc.	403	9
	Alexander & Baldwin Inc.	182	7
*	St. Joe Co.	221	4
	HFF Inc. Class A	143	4
	RE/MAX Holdings Inc.
	Class A	78	3
*	Tejon Ranch Co.	78	2
*	Altisource Portfolio Solutions
	SA	52	2
*	Marcus & Millichap Inc.	65	2
*	Forestar Group Inc.	117	1
	RMR Group Inc. Class A	26	1
			153
Thrifts & Mortgage Finance (1.3%)
	New York Community
	Bancorp Inc.	644,427	9,737
	Radian Group Inc.	283,469	3,886
*	MGIC Investment Corp.	449,376	3,636
	Washington Federal Inc.	120,544	3,194
	Capitol Federal Financial
	Inc.	172,503	2,481
*	Essent Group Ltd.	86,264	2,293
	EverBank Financial Corp.	116,065	2,227
	Northwest Bancshares Inc.	128,088	1,988
	Astoria Financial Corp.	120,807	1,848
	TFS Financial Corp.	94,901	1,722
	Provident Financial
	Services Inc.	78,793	1,700
	Kearny Financial Corp.	123,815	1,695
*,^	BofI Holding Inc.	75,101	1,615
	Beneficial Bancorp Inc.	99,830	1,506
	WSFS Financial Corp.	37,199	1,447
*	PHH Corp.	70,864	1,084
	Meridian Bancorp Inc.	65,910	1,030
*,^	LendingTree Inc.	10,311	1,000
*	Walker & Dunlop Inc.	36,833	976

Northfield Bancorp Inc.	57,672	916
TrustCo Bank Corp.	126,401	903
United Financial Bancorp
Inc.	63,091	883
*,^ Nationstar Mortgage
Holdings Inc.	54,480	865
* Flagstar Bancorp Inc.	29,961	841
Oritani Financial Corp.	50,745	816
Dime Community
Bancshares Inc.	42,323	747
Federal Agricultural
Mortgage Corp.	11,923	489
* NMI Holdings Inc. Class A	55,581	441
Waterstone Financial Inc.	25,757	435
* Ocwen Financial Corp.	114,292	407
Clifton Bancorp Inc.	24,664	366
* PennyMac Financial
Services Inc. Class A	21,652	358
* Walter Investment
Management Corp.	20,728	78
		53,610
Total Common Stocks
(Cost $3,951,971)		3,987,644
Temporary Cash Investment (0.1%)[1]
Money Market Fund (0.1%)
[2,3] Vanguard Market Liquidity
Fund, 0.612%
(Cost $4,359)	43,594	4,360
Total Investments (100.3%)
(Cost $3,956,330)		3,992,004
Other Assets and Liabilities (-0.3%)
Other Assets[4]		650,741
Liabilities[3]		(663,704)
		(12,963)
Net Assets (100%)		3,979,041

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers		3,987,644
Affiliated Vanguard Funds		4,360
Total Investments in Securities		3,992,004
Investment in Vanguard		298
Receivables for Investment
Securities Sold		611,361
Receivables for Accrued Income		6,644
Receivables for Capital Shares Issued		32,422
Other Assets[4]		16
Total Assets		4,642,745
Liabilities
Payables for Investment Securities
Purchased		650,852
Collateral for Securities on Loan		4,359
Payables for Capital Shares Redeemed		6,585
Payables to Vanguard		1,372
Other Liabilities		536
Total Liabilities		663,704
Net Assets		3,979,041

Financials Index Fund

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	4,081,321
Undistributed Net Investment Income	19,461
Accumulated Net Realized Losses	(157,408)
Unrealized Appreciation (Depreciation)
Investment Securities	35,674
Futures Contracts	(7)
Net Assets	3,979,041

ETF Shares—Net Assets
Applicable to 73,502,016 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,734,695
Net Asset Value Per Share—
ETF Shares	$50.81

Admiral Shares—Net Assets
Applicable to 9,595,306 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	244,346
Net Asset Value Per Share—
Admiral Shares	$25.47

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $4,128,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.3% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $4,359,000 of collateral received for securities on loan.
4 Cash of $16,000 has been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	87,921
Interest[1]	3
Securities Lending—Net	365
Total Income	88,289
Expenses
The Vanguard Group—Note B
Investment Advisory Services	604
Management and Administrative—
ETF Shares	2,236
Management and Administrative—
Admiral Shares	138
Marketing and Distribution—
ETF Shares	256
Marketing and Distribution—
Admiral Shares	23
Custodian Fees	118
Auditing Fees	36
Shareholders’ Reports—ETF Shares	121
Shareholders’ Reports—Admiral Shares	4
Trustees’ Fees and Expenses	2
Total Expenses	3,538
Net Investment Income	84,751
Realized Net Gain (Loss)
Investment Securities Sold[1]	247,688
Futures Contracts	88
Realized Net Gain (Loss)	247,776
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	11,905
Futures Contracts	(7)
Change in Unrealized Appreciation
(Depreciation)	11,898
Net Increase (Decrease) in Net Assets
Resulting from Operations	344,425
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $3,000 and $0, respectively.

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	84,751	57,404
Realized Net Gain (Loss)	247,776	249,955
Change in Unrealized Appreciation (Depreciation)	11,898	(293,584)
Net Increase (Decrease) in Net Assets Resulting from Operations	344,425	13,775
Distributions
Net Investment Income
ETF Shares	(74,919)	(48,665)
Admiral Shares	(4,706)	(3,179)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(79,625)	(51,844)
Capital Share Transactions
ETF Shares	403,306	927,131
Admiral Shares	26,082	49,405
Net Increase (Decrease) from Capital Share Transactions	429,388	976,536
Total Increase (Decrease)	694,188	938,467
Net Assets
Beginning of Period	3,284,853	2,346,386
End of Period[1]	3,979,041	3,284,853
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $19,461,000 and $14,335,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$47.70	$47.32	$39.80	$32.03	$28.25
Investment Operations
Net Investment Income	1.108	.917	. 876	. 825.639
Net Realized and Unrealized Gain (Loss)
on Investments	3.070	.349	7.494	7.747	3.747
Total from Investment Operations	4.178	1.266	8.370	8.572	4.386
Distributions
Dividends from Net Investment Income	(1.068)	(. 886)	(.850)	(.802)	(. 606)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.068)	(. 886)	(.850)	(.802)	(. 606)
Net Asset Value, End of Period	$50.81	$47.70	$47.32	$39.80	$32.03

Total Return	8.93%	2.63%	21.20%	27.10%	15.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,735	$3,081	$2,191	$1,464	$768
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.39%	1.99%	2.00%	2.26%	2.16%
Portfolio Turnover Rate[1]	21%	4%	5%	9%	7%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$23.91	$23.72	$19.95	$16.05	$14.16
Investment Operations
Net Investment Income	0.556	.460	.438	.414	. 320
Net Realized and Unrealized Gain (Loss)
on Investments	1.539	.174	3.758	3.888	1.874
Total from Investment Operations	2.095	.634	4.196	4.302	2.194
Distributions
Dividends from Net Investment Income	(. 535)	(.444)	(. 426)	(. 402)	(. 304)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 535)	(.444)	(. 426)	(. 402)	(. 304)
Net Asset Value, End of Period	$25.47	$23.91	$23.72	$19.95	$16.05

Total Return[1]	8.96%	2.64%	21.19%	27.13%	15.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$244	$204	$155	$132	$73
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.39%	1.99%	2.00%	2.26%	2.16%
Portfolio Turnover Rate[2]	21%	4%	5%	9%	7%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Notes to Financial Statements

Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income

Financials Index Fund

represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $298,000, representing 0.01% of the fund’s net assets and 0.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,987,349	—	295
Temporary Cash Investments	4,360	—	—
Futures Contracts—Liabilities[1]	(7)	—	—
Total	3,991,702	—	295
1 Represents variation margin on the last day of the reporting period.

Financials Index Fund

D. At August 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2016	24	2,603	(7)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $255,436,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2016 the fund had $20,578,000 of ordinary income available for distribution. At August 31, 2016, the fund had available capital losses totaling $157,415,000 to offset future net capital gains. Of this amount, $144,329,000 is subject to expiration dates; $76,963,000 may be used to offset future net capital gains through August 31, 2018 and $67,366,000 through August 31, 2019. Capital losses of $13,086,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2016, the cost of investment securities for tax purposes was $3,956,330,000. Net unrealized appreciation of investment securities for tax purposes was $35,674,000, consisting of unrealized gains of $196,719,000 on securities that had risen in value since their purchase and $161,045,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2016, the fund purchased $2,422,347,000 of investment securities and sold $1,966,729,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,511,400,000 and $1,205,796,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,621,931	34,106	1,583,939	31,943
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,218,625)	(25,200)	(656,808)	(13,650)
Net Increase (Decrease)—ETF Shares	403,306	8,906	927,131	18,293
Admiral Shares
Issued	110,433	4,670	96,095	3,886
Issued in Lieu of Cash Distributions	4,147	175	2,813	114
Redeemed	(88,498)	(3,771)	(49,503)	(2,020)
Net Increase (Decrease) —Admiral Shares	26,082	1,074	49,405	1,980

At August 31, 2016, one shareholder was the record or beneficial owner of 35% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to
August 31, 2016, that would require recognition or disclosure in these financial statements.

Health Care Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VHT	VHCIX
Expense Ratio[1]	0.09%	0.10%
30-Day SEC Yield	1.36%	1.36%

Portfolio Characteristics
		MSCI
		US IMI/
		Health	MSCI
		Care	US IMI/
	Fund	25/50	2500
Number of Stocks	351	346	2,476
Median Market Cap	$82.7B	$82.7B	$51.2B
Price/Earnings Ratio	24.5x	24.5x	23.4x
Price/Book Ratio	3.8x	3.8x	2.8x
Return on Equity	15.7%	15.7%	16.7%
Earnings Growth Rate	9.1%	9.1%	7.4%
Dividend Yield	1.5%	1.5%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	7%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Health Care	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.63
Beta	1.00	0.93
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Biotechnology	22.4%
Health Care Distributors	3.2
Health Care Equipment	18.2
Health Care Facilities	2.1
Health Care Services	3.4
Health Care Supplies	1.8
Health Care Technology	1.4
Life Sciences Tools & Services	5.1
Managed Health Care	8.8
Pharmaceuticals	33.6

Ten Largest Holdings (% of total net assets)

Johnson & Johnson	Pharmaceuticals	10.2%
Pfizer Inc.	Pharmaceuticals	6.5
Merck & Co. Inc.	Pharmaceuticals	5.4
UnitedHealth	Managed
Group Inc.	Health Care	4.0
Amgen Inc.	Biotechnology	4.0
Medtronic	Health Care
	Equipment	3.8
Gilead Sciences Inc.	Biotechnology	3.2
AbbVie Inc.	Biotechnology	3.2
Bristol-Myers
Squibb Co.	Pharmaceuticals	3.0
Allergan plc	Pharmaceuticals	2.9
Top Ten		46.2%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Health Care Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2006–August 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended August 31, 2016			of a $10,000
	One Year	Five Years	Ten Years	Investment
Health Care Index Fund ETF Shares
Net Asset Value	2.61%	19.21%	10.80%	$27,888
Health Care Index Fund ETF Shares
Market Price	2.58	19.21	10.79	27,873
Spliced US IMI/Health Care 25/50	2.62	19.31	10.95	28,268
Health/Biotechnology Funds Average	-7.98	19.45	11.46	29,592
MSCI US IMI/2500	11.48	14.51	7.80	21,187
For a benchmark description, see the Glossary.
Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Health Care Index Fund Admiral Shares	2.61%	19.22%	10.79%	$278,654
Spliced US IMI/Health Care 25/50	2.62	19.31	10.95	282,678
MSCI US IMI/2500	11.48	14.51	7.80	211,866

See Financial Highlights for dividend and capital gains information.

52

Health Care Index Fund

Fiscal-Year Total Returns (%): August 31, 2006--August 31, 2016

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2006--August 31, 2016

	One Year	Five Years	Ten Years
Health Care Index Fund ETF Shares Market Price	2.58%	140.75%	178.73%
Health Care Index Fund ETF Shares Net Asset Value	2.61	140.75	178.88
Spliced US IMI/Health Care 25/50	2.62	141.73	182.68

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents total returns through the latest calendar quarter------rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		-5.08%	16.96%	11.31%
Net Asset Value		-5.02	16.97	11.32
Admiral Shares	2/5/2004	-5.02	16.97	11.31

See Financial Highlights for dividend and capital gains information.

53

Health Care Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Biotechnology (22.4%)
	Amgen Inc.	1,512,833	257,272
	Gilead Sciences Inc.	2,681,998	210,215
	AbbVie Inc.	3,257,101	208,780
*	Celgene Corp.	1,560,126	166,528
*	Biogen Inc.	441,218	134,849
*	Regeneron
	Pharmaceuticals Inc.	155,850	61,179
*	Alexion Pharmaceuticals
	Inc.	451,173	56,785
*	Vertex Pharmaceuticals
	Inc.	498,215	47,086
*	BioMarin Pharmaceutical
	Inc.	327,006	30,703
*	Incyte Corp.	340,182	27,589
*	Medivation Inc.	331,649	26,718
*	Alkermes plc	304,481	13,327
*	United Therapeutics Corp.	89,717	10,971
*	Alnylam Pharmaceuticals
	Inc.	155,165	10,838
*	Seattle Genetics Inc.	211,794	9,435
*	Neurocrine Biosciences
	Inc.	174,569	8,460
*	Ionis Pharmaceuticals Inc.	242,281	7,184
*,^	ACADIA Pharmaceuticals
	Inc.	192,615	6,189
*,^	OPKO Health Inc.	672,934	6,124
*	TESARO Inc.	71,077	6,020
*,^	Intercept Pharmaceuticals
	Inc.	34,681	5,144
*	Exelixis Inc.	460,758	5,137
*	Cepheid	146,005	5,011
*	Ultragenyx
	Pharmaceutical Inc.	74,569	4,916
*,^	Kite Pharma Inc.	79,175	4,562
*	Ligand Pharmaceuticals
	Inc.	39,875	4,119
*	Exact Sciences Corp.	214,046	3,953
*,^	Novavax Inc.	540,976	3,700
*	Bluebird Bio Inc.	73,863	3,644
*	ARIAD Pharmaceuticals
	Inc.	347,127	3,589
*	Radius Health Inc.	60,311	3,307
*	Puma Biotechnology Inc.	55,453	3,280
*	Ironwood
	Pharmaceuticals Inc.
	Class A	245,850	3,280
*	Intrexon Corp.	119,051	3,005
*	Prothena Corp. plc	58,830	2,940
*	Myriad Genetics Inc.	142,641	2,904
*	Juno Therapeutics Inc.	95,736	2,832
*	Ophthotech Corp.	53,004	2,799
*	Alder Biopharmaceuticals
	Inc.	80,529	2,655
*	Spark Therapeutics Inc.	45,057	2,549

*	Portola Pharmaceuticals
	Inc.	113,800	2,317
*	Sarepta Therapeutics Inc.	87,275	2,275
*	Five Prime Therapeutics
	Inc.	51,165	2,250
*	Acorda Therapeutics Inc.	91,515	2,204
*	Halozyme Therapeutics Inc. 219,631		2,152
*	Repligen Corp.	67,799	2,101
*,^	Agios Pharmaceuticals Inc.	56,705	2,089
*	Sage Therapeutics Inc.	51,206	1,903
*	Emergent BioSolutions Inc.	68,670	1,830
*	Achillion Pharmaceuticals
	Inc.	218,002	1,801
*	FibroGen Inc.	99,251	1,718
*,^	Clovis Oncology Inc.	69,182	1,714
*	Acceleron Pharma Inc.	55,765	1,674
*	AMAG Pharmaceuticals Inc.	69,935	1,667
*	MacroGenics Inc.	55,081	1,642
*	Momenta Pharmaceuticals
	Inc.	131,548	1,581
*	Insmed Inc.	117,668	1,524
*,^	MiMedx Group Inc.	209,691	1,518
*	Amicus Therapeutics Inc.	226,230	1,513
*	Coherus Biosciences Inc.	46,902	1,396
*	Xencor Inc.	64,719	1,368
*,^	Lexicon Pharmaceuticals
	Inc.	93,272	1,295
*,^	Inovio Pharmaceuticals Inc.	138,929	1,274
*	Raptor Pharmaceutical
	Corp.	164,756	1,227
*	Vanda Pharmaceuticals Inc.	77,776	1,196
*,^	Heron Therapeutics Inc.	61,903	1,151
*	Dynavax Technologies
	Corp.	73,085	1,145
*	Merrimack Pharmaceuticals
	Inc.	244,455	1,129
*,^	Eagle Pharmaceuticals Inc.	18,873	1,128
*,^	ZIOPHARM Oncology Inc.	211,093	1,070
*	Retrophin Inc.	62,060	994
*	Blueprint Medicines Corp.	35,578	992
*	Genomic Health Inc.	36,395	963
	PDL BioPharma Inc.	310,000	902
*	Progenics Pharmaceuticals
	Inc.	138,362	869
*,^	Geron Corp.	313,509	843
*	Array BioPharma Inc.	243,938	837
*	Arrowhead
	Pharmaceuticals Inc.	119,882	831
*,^	Axovant Sciences Ltd.	50,625	831
*	Arena Pharmaceuticals Inc.	483,902	750
*	Spectrum Pharmaceuticals
	Inc.	138,242	734
*,^	Advaxis Inc.	62,370	719
*	Global Blood Therapeutics
	Inc.	40,671	691
*	Otonomy Inc.	41,855	689
*,^	Organovo Holdings Inc.	175,144	676
*	Atara Biotherapeutics Inc.	34,283	670

*	Celldex Therapeutics Inc.	196,819	653
*,^	Keryx Biopharmaceuticals
	Inc.	159,064	652
*,^	Aduro Biotech Inc.	44,683	630
*	Enanta Pharmaceuticals
	Inc.	28,520	627
*,^	Insys Therapeutics Inc.	42,983	613
*	Loxo Oncology Inc.	21,435	590
*	Epizyme Inc.	80,753	590
*	Sangamo BioSciences Inc.	133,958	575
*,^	Foundation Medicine Inc.	27,671	568
*,^	Bellicum Pharmaceuticals
	Inc.	32,522	560
*	Aimmune Therapeutics Inc. 37,678		557
*,^	TG Therapeutics Inc.	84,001	533
*	PTC Therapeutics Inc.	61,835	508
*,^	Immunomedics Inc.	180,775	501
*	ImmunoGen Inc.	174,476	490
*	BioCryst Pharmaceuticals
	Inc.	117,040	481
*	Versartis Inc.	38,697	480
*	Trevena Inc.	68,271	463
*,^	MannKind Corp.	574,193	460
*,^	XBiotech Inc.	35,247	458
*	Natera Inc.	45,338	451
*	NewLink Genetics Corp.	44,237	450
*	Karyopharm Therapeutics
	Inc.	42,978	428
*	REGENXBIO Inc.	36,498	427
*	OncoMed Pharmaceuticals
	Inc.	39,953	399
*	Chimerix Inc.	82,868	399
*,^	NantKwest Inc.	48,283	391
*,^	CytomX Therapeutics Inc.	32,169	377
*	OvaScience Inc.	58,550	357
*,^	Sorrento Therapeutics Inc.	45,987	306
*	Esperion Therapeutics Inc.	27,153	292
*,^	Seres Therapeutics Inc.	27,459	288
*	Arbutus Biopharma Corp.	74,294	283
*	Voyager Therapeutics Inc.	21,595	263
*	Cara Therapeutics Inc.	38,288	208
*	Regulus Therapeutics Inc.	63,458	201
*	Adverum Biotechnologies
	Inc.	53,804	193
^	Osiris Therapeutics Inc.	36,550	183
*	Infinity Pharmaceuticals
	Inc.	89,043	135
*	Immune Design Corp.	16,412	116
*	Zafgen Inc.	38,276	114
*	Aegerion Pharmaceuticals
	Inc.	57,002	93
*	Dicerna Pharmaceuticals
	Inc.	24,916	78
			1,458,842
Health Care Equipment & Supplies (19.9%)
	Medtronic plc	2,821,439	245,550
	Abbott Laboratories	2,959,231	124,347
	Danaher Corp.	1,248,530	101,643

Health Care Index Fund

			Market
			Value•
		Shares	($000)
	Stryker Corp.	677,978	78,415
	Becton Dickinson and Co.	427,481	75,754
*	Boston Scientific Corp.	2,733,056	65,101
*	Intuitive Surgical Inc.	76,667	52,626
	Zimmer Biomet Holdings
	Inc.	402,215	52,131
*	Edwards Lifesciences
	Corp.	426,480	49,113
	Baxter International Inc.	993,229	46,414
	St. Jude Medical Inc.	572,630	44,619
	CR Bard Inc.	147,911	32,665
	Dentsply Sirona Inc.	471,761	28,994
*	IDEXX Laboratories Inc.	180,363	20,323
*	Hologic Inc.	505,389	19,417
	ResMed Inc.	282,899	18,867
*	Varian Medical Systems
	Inc.	191,773	18,435
	Cooper Cos. Inc.	97,498	18,127
	Teleflex Inc.	87,820	16,079
*	DexCom Inc.	168,055	15,308
*	Align Technology Inc.	145,418	13,509
	STERIS plc	173,254	12,246
	West Pharmaceutical
	Services Inc.	147,194	12,045
*	ABIOMED Inc.	81,823	9,650
	Hill-Rom Holdings Inc.	131,721	7,812
*	Alere Inc.	173,994	6,808
*	NuVasive Inc.	100,420	6,575
	Cantel Medical Corp.	75,605	5,717
*	Masimo Corp.	94,588	5,594
*	LivaNova plc	88,947	5,339
*	Integra LifeSciences
	Holdings Corp.	60,028	5,188
*	Insulet Corp.	114,532	4,848
*	Wright Medical Group NV	186,062	4,607
*	Neogen Corp.	75,662	4,469
*	Nevro Corp.	42,860	4,047
*	ICU Medical Inc.	30,674	3,827
*	Haemonetics Corp.	102,216	3,798
*	Penumbra Inc.	52,646	3,715
*	Halyard Health Inc.	93,968	3,425
*	Globus Medical Inc.	143,413	3,332
*	NxStage Medical Inc.	129,736	2,966
*,^	Zeltiq Aesthetics Inc.	71,612	2,730
*	Natus Medical Inc.	66,689	2,595
*	Cynosure Inc. Class A	47,457	2,472
	Abaxis Inc.	45,342	2,274
	Analogic Corp.	24,763	2,204
*	Merit Medical Systems Inc.	88,623	2,148
*	Spectranetics Corp.	86,243	2,122
	CONMED Corp.	47,234	1,927
*	Inogen Inc.	32,182	1,867
*	Endologix Inc.	148,469	1,805
*	Orthofix International NV	37,845	1,707
*	Vascular Solutions Inc.	34,788	1,676
	Meridian Bioscience Inc.	84,217	1,638
*	Cardiovascular Systems Inc.	65,558	1,604
*	Anika Therapeutics Inc.	30,161	1,425
	Atrion Corp.	2,938	1,328
*	Integer Holdings Corp.	54,863	1,328
*,^	Cerus Corp.	194,689	1,232
*	Quidel Corp.	54,808	1,193
*	AtriCure Inc.	64,660	995
*	OraSure Technologies Inc.	113,899	976
*	AngioDynamics Inc.	58,489	967
*	Accuray Inc.	161,188	859
*	K2M Group Holdings Inc.	53,714	855
	Invacare Corp.	60,284	716
*,^	Rockwell Medical Inc.	97,050	705

*,^	GenMark Diagnostics Inc.	82,424	702
*	Glaukos Corp.	22,834	681
*,^	Novocure Ltd.	82,842	636
*	STAAR Surgical Co.	58,682	515
*	ConforMIS Inc.	44,807	359
*	Tandem Diabetes Care Inc.	36,499	260
*	Wright Medical Group Inc.
	CVR	14,554	20
			1,297,966
Health Care Providers & Services (17.5%)
	UnitedHealth Group Inc.	1,914,720	260,498
*	Express Scripts Holding
	Co.	1,273,931	92,615
	McKesson Corp.	453,151	83,661
	Aetna Inc.	706,176	82,707
	Cigna Corp.	516,740	66,277
	Anthem Inc.	529,712	66,256
	Humana Inc.	300,207	53,650
	Cardinal Health Inc.	656,187	52,278
*	HCA Holdings Inc.	630,102	47,604
	AmerisourceBergen
	Corp. Class A	369,476	32,133
*	Laboratory Corp. of
	America Holdings	206,302	28,249
*	Henry Schein Inc.	165,366	27,085
	Quest Diagnostics Inc.	284,907	23,596
*	Centene Corp.	343,407	23,451
	Universal Health Services
	Inc. Class B	181,487	21,875
*	DaVita HealthCare
	Partners Inc.	332,730	21,504
*	MEDNAX Inc.	188,468	12,396
*	VCA Inc.	162,770	11,526
*	WellCare Health Plans Inc.	89,188	10,052
*	Envision Healthcare
	Holdings Inc.	375,795	8,065
	Patterson Cos. Inc.	169,807	7,811
*	Acadia Healthcare Co. Inc.	149,682	7,662
	HealthSouth Corp.	181,333	7,382
*	Amsurg Corp.	110,382	7,166
*	Brookdale Senior Living
	Inc.	374,292	6,442
*	Team Health Holdings Inc.	148,968	4,961
*	LifePoint Health Inc.	86,851	4,916
*	Tenet Healthcare Corp.	200,090	4,782
	Chemed Corp.	33,988	4,586
	Owens & Minor Inc.	126,173	4,337
*	Molina Healthcare Inc.	79,784	4,293
*	AMN Healthcare Services
	Inc.	96,793	3,507
*	Premier Inc. Class A	91,767	2,904
*	HealthEquity Inc.	87,559	2,851
*	Magellan Health Inc.	47,013	2,685
*	Amedisys Inc.	53,966	2,597
*	Air Methods Corp.	73,691	2,592
*	Diplomat Pharmacy Inc.	79,797	2,497
*	Select Medical Holdings
	Corp.	209,992	2,495
*	Community Health
	Systems Inc.	229,175	2,448
*	Surgical Care Affiliates Inc.	55,711	2,298
	Kindred Healthcare Inc.	171,647	1,895
	Ensign Group Inc.	96,374	1,811
*	Healthways Inc.	66,270	1,657
	US Physical Therapy Inc.	25,022	1,578
*	PharMerica Corp.	61,612	1,556
*,^	Adeptus Health Inc.
	Class A	30,546	1,300

	National HealthCare Corp.	19,645	1,277
*	Providence Service Corp.	26,352	1,242
	Aceto Corp.	59,730	1,206
*	LHC Group Inc.	30,665	1,090
*	Triple-S Management Corp.
	Class B	47,963	1,050
	Landauer Inc.	19,366	920
*	Capital Senior Living Corp.	53,076	912
*	CorVel Corp.	21,309	819
*	Surgery Partners Inc.	38,170	735
	Universal American Corp.	97,729	700
*,^	Teladoc Inc.	34,288	611
*	Civitas Solutions Inc.	30,462	554
*	Quorum Health Corp.	58,940	363
*,^	AAC Holdings Inc.	18,461	361
			1,138,327
Health Care Technology (1.4%)
*	Cerner Corp.	614,214	39,642
*	IMS Health Holdings Inc.	331,144	9,875
*	athenahealth Inc.	79,090	9,683
*	Veeva Systems Inc.
	Class A	174,861	7,155
*	Medidata Solutions Inc.	115,437	6,245
*	Allscripts Healthcare
	Solutions Inc.	360,135	4,649
*	HMS Holdings Corp.	172,674	3,766
*	Omnicell Inc.	71,768	2,697
*,^	Inovalon Holdings Inc.
	Class A	134,810	2,117
*	Press Ganey Holdings Inc.	42,599	1,716
*	HealthStream Inc.	51,185	1,361
	Quality Systems Inc.	91,928	1,082
*	Evolent Health Inc. Class A	34,141	849
	Computer Programs &
	Systems Inc.	21,885	565
*	Castlight Health Inc.
	Class B	83,477	349
			91,751
Life Sciences Tools & Services (5.1%)
	Thermo Fisher Scientific
	Inc.	792,556	120,619
*	Illumina Inc.	296,518	49,916
	Agilent Technologies Inc.	660,262	31,019
*	Waters Corp.	163,066	25,652
*	Mettler-Toledo
	International Inc.	53,894	21,723
*	Quintiles Transnational
	Holdings Inc.	180,748	13,972
	PerkinElmer Inc.	219,588	11,693
*	Charles River Laboratories
	International Inc.	95,079	7,912
	Bio-Techne Corp.	74,703	7,870
*	PAREXEL International
	Corp.	106,497	7,245
*	Bio-Rad Laboratories Inc.
	Class A	41,432	6,165
*	VWR Corp.	184,571	5,151
	Bruker Corp.	228,941	5,119
*	INC Research Holdings Inc.
	Class A	107,143	4,675
*	PRA Health Sciences Inc.	67,210	3,397
*	Cambrex Corp.	63,661	2,727
*	Luminex Corp.	77,872	1,641
*	Pacific Biosciences of
	California Inc.	166,870	1,390
*,^	Accelerate Diagnostics Inc.	61,304	1,341
*,^	Albany Molecular Research
	Inc.	54,052	801

Health Care Index Fund

			Market
			Value•
		Shares	($000)
*	Sequenom Inc.	241,019	576
*	Fluidigm Corp.	52,091	475
			331,079
Other (0.0%)[1]
*	Dyax Corp CVR Expire
	12/31/2019	299,743	333
*	Durata Therapeutics Inc
	CVR Expire 12/31/2018	48	—
*	Clinical Data CVR	8,685	—
*	Cubist Pharmaceuticals,
	Inc. CVR	31,107	—
			333
Pharmaceuticals (33.7%)
	Johnson & Johnson	5,539,273	661,057
	Pfizer Inc.	12,213,262	425,021
	Merck & Co. Inc.	5,574,278	350,009
	Bristol-Myers Squibb Co.	3,362,315	192,963
*	Allergan plc	796,730	186,865
	Eli Lilly & Co.	2,001,037	155,581
	Zoetis Inc.	949,361	48,512
*	Mylan NV	918,721	38,917
	Perrigo Co. plc	288,467	26,248
*	Mallinckrodt plc	220,171	16,412
*	Jazz Pharmaceuticals plc	121,665	15,066
*	Endo International plc	426,081	8,820
*	Medicines Co.	141,210	5,531
*	Horizon Pharma plc	289,313	5,439
*	Catalent Inc.	213,526	5,387
*	Prestige Brands Holdings
	Inc.	105,605	5,083
*	Nektar Therapeutics	274,478	4,899
*	Akorn Inc.	144,408	3,887
*	Impax Laboratories Inc.	126,420	3,058
*	Pacira Pharmaceuticals Inc.	74,624	2,957
*	Intra-Cellular Therapies Inc.
	Class A	64,890	2,618
*	Depomed Inc.	121,483	2,465
*,^	TherapeuticsMD Inc.	314,100	2,161
*	Theravance Biopharma Inc.	71,765	2,035
*	Lannett Co. Inc.	58,615	1,985
*	Relypsa Inc.	60,590	1,938
*,^	Innoviva Inc.	159,906	1,773
*,^	Cempra Inc.	78,178	1,715
*	Supernus Pharmaceuticals
	Inc.	78,214	1,672
*	Dermira Inc.	44,962	1,396
*	Amphastar
	Pharmaceuticals Inc.	72,151	1,371
*	SciClone Pharmaceuticals
	Inc.	94,203	949
*	Aerie Pharmaceuticals Inc.	47,510	920

Phibro Animal Health Corp.
Class A	36,973	897
*,^ Omeros Corp.	81,557	876
* Intersect ENT Inc.	42,354	667
* Aratana Therapeutics Inc.	62,913	558
* Revance Therapeutics Inc.	39,551	556
* Teligent Inc.	74,600	554
* MyoKardia Inc.	24,601	538
* Sucampo Pharmaceuticals
Inc. Class A	45,913	503
* Aclaris Therapeutics Inc.	21,963	443
* Tetraphase Pharmaceuticals
Inc.	66,057	251
*,^ BioDelivery Sciences
International Inc.	99,833	244
*,^ Collegium Pharmaceutical
Inc.	27,095	226
*,^ Ocular Therapeutix Inc.	27,313	175
		2,191,198
Total Common Stocks
(Cost $5,896,026)		6,509,496
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
[2,3] Vanguard Market Liquidity
Fund, 0.612%
(Cost $25,726)	257,253	25,728
Total Investments (100.4%)
(Cost $5,921,752)		6,535,224

		Amount
		($000)
Other Assets and Liabilities (-0.4%)
Other Assets
Investment in Vanguard		517
Receivables for Investment Securities Sold		28,142
Receivables for Accrued Income		11,461
Receivables for Capital Shares Issued		407
Other Assets[3]		161
Total Other Assets		40,688
Liabilities
Payables for Investment Securities
Purchased		(25,736)
Collateral for Securities on Loan		(25,888)
Payables for Capital Shares Redeemed		(636)
Payables to Vanguard		(2,238)
Other Liabilities		(13,617)
Total Liabilities		(68,115)
Net Assets (100%)		6,507,797

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	5,966,645
Undistributed Net Investment Income	16,826
Accumulated Net Realized Losses	(89,146)
Unrealized Appreciation (Depreciation)	613,472
Net Assets	6,507,797

ETF Shares—Net Assets
Applicable to 42,833,208 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,707,546
Net Asset Value Per Share—
ETF Shares	$133.25

Admiral Shares—Net Assets
Applicable to 12,006,099 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	800,251
Net Asset Value Per Share—
Admiral Shares	$66.65

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $23,983,000.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $25,888,000 of collateral received for securities on loan.
CVR—Contingent Value Rights.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	92,590
Interest[1]	8
Securities Lending—Net	1,974
Total Income	94,572
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,056
Management and Administrative—
ETF Shares	3,738
Management and Administrative—
Admiral Shares	566
Marketing and Distribution—
ETF Shares	405
Marketing and Distribution—
Admiral Shares	83
Custodian Fees	90
Auditing Fees	35
Shareholders’ Reports—ETF Shares	338
Shareholders’ Reports—Admiral Shares	7
Trustees’ Fees and Expenses	4
Total Expenses	6,322
Net Investment Income	88,250
Realized Net Gain (Loss)
Investment Securities Sold[1]	245,885
Futures Contracts	157
Realized Net Gain (Loss)	246,042
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(201,540)
Futures Contracts	(301)
Change in Unrealized Appreciation
(Depreciation)	(201,841)
Net Increase (Decrease) in Net Assets
Resulting from Operations	132,451
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $6,000 and $0, respectively.

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	88,250	68,860
Realized Net Gain (Loss)	246,042	629,725
Change in Unrealized Appreciation (Depreciation)	(201,841)	(169,193)
Net Increase (Decrease) in Net Assets Resulting from Operations	132,451	529,392
Distributions
Net Investment Income
ETF Shares	(106,021)	(43,207)
Admiral Shares	(15,301)	(5,312)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(121,322)	(48,519)
Capital Share Transactions
ETF Shares	(126,109)	2,078,687
Admiral Shares	(27,942)	359,341
Net Increase (Decrease) from Capital Share Transactions	(154,051)	2,438,028
Total Increase (Decrease)	(142,922)	2,918,901
Net Assets
Beginning of Period	6,650,719	3,731,818
End of Period[1]	6,507,797	6,650,719
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $16,826,000 and $49,898,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$132.34	$117.17	$89.94	$70.32	$59.58
Investment Operations
Net Investment Income	1.795	1.350	1.333	1.155	1.197
Net Realized and Unrealized Gain (Loss)
on Investments	1.559	15.105	27.033	19.663	10.592
Total from Investment Operations	3.354	16.455	28.366	20.818	11.789
Distributions
Dividends from Net Investment Income	(2.444)	(1.285)	(1.136)	(1.198)	(1.049)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.444)	(1.285)	(1.136)	(1.198)	(1.049)
Net Asset Value, End of Period	$133.25	$132.34	$117.17	$89.94	$70.32

Total Return	2.61%	14.08%	31.76%	30.01%	20.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,708	$5,826	$3,319	$1,918	$894
Ratio of Total Expenses to Average Net Assets	0.10%	0.09%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.40%	1.25%	1.40%	1.69%	1.92%
Portfolio Turnover Rate[1]	7%	4%	5%	5%	9%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$66.20	$58.61	$44.99	$35.18	$29.81
Investment Operations
Net Investment Income	.898	. 676.666		.580	.599
Net Realized and Unrealized Gain (Loss)
on Investments	.774	7.557	13.523	9.831	5.298
Total from Investment Operations	1.672	8.233	14.189	10.411	5.897
Distributions
Dividends from Net Investment Income	(1.222)	(. 643)	(. 569)	(.601)	(. 527)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.222)	(. 643)	(. 569)	(.601)	(. 527)
Net Asset Value, End of Period	$66.65	$66.20	$58.61	$44.99	$35.18

Total Return[1]	2.61%	14.11%	31.77%	30.00%	20.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$800	$824	$413	$247	$98
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.40%	1.24%	1.40%	1.69%	1.92%
Portfolio Turnover Rate[2]	7%	4%	5%	5%	9%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Notes to Financial Statements

Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at August 31, 2016.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral

Health Care Index Fund

received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $517,000, representing 0.01% of the fund’s net assets and 0.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Health Care Index Fund

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	6,509,163	—	333
Temporary Cash Investments	25,728	—	—
Total	6,534,891	—	333

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $328,168,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $18,803,000 of ordinary income available for distribution. The fund had available capital losses totaling $89,253,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2016, the cost of investment securities for tax purposes was $5,921,819,000. Net unrealized appreciation of investment securities for tax purposes was $613,405,000, consisting of unrealized gains of $864,440,000 on securities that had risen in value since their purchase and $251,035,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2016, the fund purchased $1,116,005,000 of investment securities and sold $1,293,636,000 of investment securities, other than temporary cash investments. Purchases and sales include $519,220,000 and $869,863,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	754,915	5,758	3,421,822	25,827
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(881,024)	(6,950)	(1,343,135)	(10,125)
Net Increase (Decrease)—ETF Shares	(126,109)	(1,192)	2,078,687	15,702
Admiral Shares
Issued	239,770	3,728	495,307	7,460
Issued in Lieu of Cash Distributions	14,078	219	4,851	78
Redeemed	(281,790)	(4,393)	(140,817)	(2,134)
Net Increase (Decrease) —Admiral Shares	(27,942)	(446)	359,341	5,404

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

Industrials Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VIS	VINAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	1.89%	1.89%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Industrials	US IMI/
	Fund	25/50	2500
Number of Stocks	346	345	2,476
Median Market Cap	$28.4B	$28.4B	$51.2B
Price/Earnings Ratio	22.4x	22.4x	23.4x
Price/Book Ratio	3.7x	3.7x	2.8x
Return on Equity	17.5%	17.5%	16.7%
Earnings Growth Rate	5.0%	5.0%	7.4%
Dividend Yield	2.0%	2.0%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	8%	—	—
Short-Term Reserves	-0.1%	—	—

Volatility Measures
	MSCI US
	IMI/Industrials	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.90
Beta	1.00	1.09
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Aerospace & Defense	22.3%
Agricultural & Farm Machinery	1.3
Air Freight & Logistics	6.1
Airlines	4.7
Building Products	3.1
Construction & Engineering	1.9
Construction Machinery & Heavy Trucks	5.3
Diversified Support Services	1.4
Electrical Components & Equipment	5.4
Environmental & Facilities Services	3.1
Industrial Conglomerates	17.6
Industrial Machinery	10.3
Railroads	6.2
Research & Consulting Services	3.4
Trading Companies & Distributors	3.0
Trucking	1.5
Other Industrials	3.4

Ten Largest Holdings (% of total net assets)

General Electric
Co.	Industrial Conglomerates	12.0%
3M Co.	Industrial Conglomerates	4.5
United
Technologies Corp. Aerospace & Defense		3.5
Honeywell
International Inc.	Industrial Conglomerates	3.5
Union Pacific Corp.	Railroads	3.3
Boeing Co.	Aerospace & Defense	3.3
United Parcel
Service Inc.	Air Freight & Logistics	3.1
Lockheed Martin
Corp.	Aerospace & Defense	2.7
Caterpillar Inc.	Construction Machinery
	& Heavy Trucks	2.0
FedEx Corp.	Air Freight & Logistics	1.8
Top Ten		39.7%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Industrials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2006–August 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended August 31, 2016			of a $10,000
	One Year	Five Years	Ten Years	Investment
Industrials Index Fund ETF Shares
Net Asset Value	15.78%	15.35%	8.29%	$22,185
Industrials Index Fund ETF Shares
Market Price	15.79	15.36	8.29	22,178
Spliced US IMI/Industrials 25/50	15.81	15.47	8.42	22,437
Industrials Funds Average	9.69	12.09	6.83	19,353
MSCI US IMI/2500	11.48	14.51	7.80	21,187
For a benchmark description, see the Glossary.
Industrials Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Industrials Index Fund Admiral Shares	15.77%	15.36%	8.29%	$221,851
Spliced US IMI/Industrials 25/50	15.81	15.47	8.42	224,374
MSCI US IMI/2500	11.48	14.51	7.80	211,866

See Financial Highlights for dividend and capital gains information.

63

Industrials Index Fund

Fiscal-Year Total Returns (%): August 31, 2006--August 31, 2016

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2006--August 31, 2016

	One Year	Five Years	Ten Years
Industrials Index Fund ETF Shares Market Price	15.79%	104.26%	121.78%
Industrials Index Fund ETF Shares Net Asset Value	15.78	104.25	121.85
Spliced US IMI/Industrials 25/50	15.81	105.31	124.37

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents total returns through the latest calendar quarter------rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	9/23/2004
Market Price		4.61%	11.00%	7.28%
Net Asset Value		4.55	11.01	7.29
Admiral Shares	5/8/2006	4.61	11.02	7.27

See Financial Highlights for dividend and capital gains information.

64

Industrials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms
N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s
Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Aerospace & Defense (22.4%)
	United Technologies Corp.	800,175	85,163
	Honeywell International Inc.	728,757	85,053
	Boeing Co.	609,258	78,868
	Lockheed Martin Corp.	265,771	64,574
	Raytheon Co.	298,799	41,871
	General Dynamics Corp.	261,515	39,808
	Northrop Grumman Corp.	172,542	36,591
*	TransDigm Group Inc.	53,434	15,239
	L-3 Communications
	Holdings Inc.	77,772	11,574
	Textron Inc.	270,992	11,070
	Rockwell Collins Inc.	131,044	10,967
	Huntington Ingalls
	Industries Inc.	47,326	7,817
*	Spirit AeroSystems
	Holdings Inc. Class A	133,255	6,106
	B/E Aerospace Inc.	102,867	5,200
	Orbital ATK Inc.	58,486	4,412
	Hexcel Corp.	92,936	4,168
	Curtiss-Wright Corp.	42,134	3,788
	BWX Technologies Inc.	93,880	3,643
*	Teledyne Technologies Inc.	32,596	3,492
*	Esterline Technologies Corp.	28,181	2,169
	HEICO Corp. Class A	38,035	2,163
*	KLX Inc.	52,923	1,976
*	Moog Inc. Class A	33,402	1,970
*	DigitalGlobe Inc.	64,037	1,735
	Triumph Group Inc.	47,112	1,501
*	TASER International Inc.	53,810	1,457
	HEICO Corp.	20,224	1,374
	Cubic Corp.	22,971	1,076
*	Aerojet Rocketdyne
	Holdings Inc.	51,651	928
*	Mercury Systems Inc.	39,422	894
	AAR Corp.	32,730	806
*	Astronics Corp.	17,384	779
*	Engility Holdings Inc.	19,749	592
*	Aerovironment Inc.	20,834	515
	National Presto Industries
	Inc.	4,890	427
*	KEYW Holding Corp.	36,029	359
*	Kratos Defense & Security
	Solutions Inc.	48,934	342
	American Science &
	Engineering Inc.	6,919	255
*	Astronics Corp. Class B	2,203	99
			540,821
Air Freight & Logistics (6.1%)
	United Parcel Service Inc.
	Class B	694,931	75,900
	FedEx Corp.	256,703	42,338
	CH Robinson Worldwide
	Inc.	143,199	9,941
	Expeditors International of
	Washington Inc.	183,240	9,281

*,^	XPO Logistics Inc.	109,571	3,923
*	Hub Group Inc. Class A	34,765	1,417
	Forward Air Corp.	30,626	1,411
*	Atlas Air Worldwide
	Holdings Inc.	24,688	917
*	Air Transport Services
	Group Inc.	50,693	734
*	Echo Global Logistics Inc.	27,109	699
	Park-Ohio Holdings Corp.	8,508	314
			146,875
Airlines (4.7%)
	Delta Air Lines Inc.	777,995	28,591
	Southwest Airlines Co.	642,830	23,708
	American Airlines Group
	Inc.	582,094	21,130
*	United Continental
	Holdings Inc.	339,165	17,097
	Alaska Air Group Inc.	124,733	8,423
*	JetBlue Airways Corp.	324,240	5,172
*	Spirit Airlines Inc.	71,174	2,846
*	Hawaiian Holdings Inc.	50,753	2,384
	Allegiant Travel Co.
	Class A	13,483	1,864
	SkyWest Inc.	51,281	1,448
*	Virgin America Inc.	20,073	1,118
			113,781
Building Products (3.1%)
	Masco Corp.	333,707	11,840
	Fortune Brands Home &
	Security Inc.	154,400	9,814
	AO Smith Corp.	74,791	7,216
	Allegion plc	95,831	6,825
	Owens Corning	116,245	6,384
	Lennox International Inc.	39,274	6,326
*	USG Corp.	94,909	2,603
	Universal Forest Products
	Inc.	20,173	2,202
*	Trex Co. Inc.	29,668	1,838
*	Armstrong World
	Industries Inc.	41,675	1,812
	Simpson Manufacturing
	Co. Inc.	41,141	1,805
*	Masonite International
	Corp.	25,958	1,732
	Apogee Enterprises Inc.	28,953	1,401
*	American Woodmark Corp.	14,697	1,279
*	Builders FirstSource Inc.	88,328	1,214
	AAON Inc.	42,195	1,194
*	Gibraltar Industries Inc.	29,824	1,138
	Advanced Drainage
	Systems Inc.	40,246	931
*	Continental Building
	Products Inc.	40,857	907
*	Patrick Industries Inc.	13,313	852
*	Nortek Inc.	9,800	842
	Insteel Industries Inc.	17,712	590

	Quanex Building Products
	Corp.	30,080	582
*	PGT Inc.	47,596	567
*	NCI Building Systems Inc.	35,291	534
	Griffon Corp.	31,028	531
*	CSW Industrials Inc.	15,636	505
*	Armstrong Flooring Inc.	18,679	385
*	Ply Gem Holdings Inc.	23,274	325
			74,174
Commercial Services & Supplies (6.5%)
	Waste Management Inc.	447,151	28,591
	Tyco International plc	428,252	18,706
	Waste Connections Inc.	176,162	13,464
	Republic Services Inc.
	Class A	242,298	12,241
	Cintas Corp.	86,463	10,160
*	Stericycle Inc.	85,464	7,348
	KAR Auction Services Inc.	138,229	5,844
*	Copart Inc.	99,096	5,056
	RR Donnelley & Sons Co.	210,755	3,604
	Pitney Bowes Inc.	190,676	3,577
	Deluxe Corp.	48,709	3,321
	Healthcare Services
	Group Inc.	71,773	2,898
	Rollins Inc.	97,840	2,788
*	Clean Harbors Inc.	54,398	2,600
	HNI Corp.	45,662	2,550
	Herman Miller Inc.	60,003	2,164
	Tetra Tech Inc.	58,755	2,074
	ABM Industries Inc.	53,255	2,047
	Matthews International
	Corp. Class A	33,087	2,035
	UniFirst Corp.	15,324	1,967
	G&K Services Inc. Class A	19,959	1,943
	MSA Safety Inc.	31,861	1,856
	Covanta Holding Corp.	117,415	1,748
	Brink’s Co.	44,211	1,614
	Brady Corp. Class A	46,842	1,569
	Steelcase Inc. Class A	90,990	1,359
	Mobile Mini Inc.	44,977	1,345
	Knoll Inc.	49,275	1,304
	Interface Inc. Class A	66,049	1,168
	West Corp.	46,245	1,084
*	ACCO Brands Corp.	105,979	1,060
	US Ecology Inc.	21,825	979
*	Team Inc.	28,716	912
	Multi-Color Corp.	13,562	906
	Quad/Graphics Inc.	28,840	781
	McGrath RentCorp	22,720	726
	Essendant Inc.	37,398	724
	Viad Corp.	19,805	708
	Ennis Inc.	25,365	421
*	SP Plus Corp.	16,711	418
	Kimball International Inc.
	Class B	30,756	383
*	InnerWorkings Inc.	39,567	351

Industrials Index Fund

			Market
			Value•
		Shares	($000)
	CECO Environmental
	Corp.	28,291	311
*	ARC Document Solutions
	Inc.	42,570	144
*	Civeo Corp.	113,141	130
			156,979
Construction & Engineering (1.9%)
	Fluor Corp.	140,129	7,273
*	Jacobs Engineering
	Group Inc.	122,636	6,462
*	AECOM	154,356	4,759
*	Quanta Services Inc.	151,623	3,901
	EMCOR Group Inc.	60,765	3,479
	Chicago Bridge & Iron Co.
	NV	104,683	3,118
	Valmont Industries Inc.	22,843	2,980
*	Dycom Industries Inc.	31,559	2,560
	KBR Inc.	142,355	2,090
*	MasTec Inc.	66,219	1,950
	Granite Construction Inc.	39,478	1,895
	Comfort Systems USA Inc.	37,434	1,063
*	Tutor Perini Corp.	38,649	896
	Primoris Services Corp.	41,783	803
*	Aegion Corp. Class A	36,363	673
	Argan Inc.	13,038	623
*	MYR Group Inc.	18,362	533
*	Great Lakes Dredge &
	Dock Corp.	58,362	225
*	Ameresco Inc. Class A	12,918	62
			45,345
Electrical Equipment (5.4%)
	Emerson Electric Co.	647,521	34,111
	Eaton Corp. plc	460,979	30,674
	Rockwell Automation Inc.	131,339	15,226
	Acuity Brands Inc.	44,113	12,136
	AMETEK Inc.	235,383	11,475
*	Sensata Technologies
	Holding NV	171,674	6,537
	Hubbell Inc. Class B	52,908	5,731
	EnerSys	43,497	3,061
	Regal Beloit Corp.	44,711	2,742
*	Generac Holdings Inc.	66,495	2,480
	AZZ Inc.	25,925	1,722
*	SolarCity Corp.	70,567	1,458
	General Cable Corp.	49,712	802
*	Babcock & Wilcox
	Enterprises Inc.	47,190	772
	Encore Wire Corp.	19,729	764
*	Thermon Group Holdings
	Inc.	32,304	608
	Powell Industries Inc.	9,033	359
*,^	Sunrun Inc.	54,573	332
*,^	Plug Power Inc.	172,999	268
*	Vicor Corp.	18,384	201
	Allied Motion Technologies
	Inc.	6,170	139
*,^	FuelCell Energy Inc.	25,228	130
*	Power Solutions
	International Inc.	4,253	50
			131,778
Industrial Conglomerates (17.5%)
	General Electric Co.	9,256,249	289,165
	3M Co.	610,437	109,415
	Roper Technologies Inc.	101,859	18,085
	Carlisle Cos. Inc.	64,607	6,775
	Raven Industries Inc.	36,851	904
			424,344

Machinery (16.9%)
	Caterpillar Inc.	587,668	48,159
	Illinois Tool Works Inc.	325,558	38,693
	Deere & Co.	268,857	22,732
	PACCAR Inc.	352,747	21,108
	Cummins Inc.	162,916	20,464
	Stanley Black & Decker Inc.	151,107	18,699
	Ingersoll-Rand plc	259,134	17,618
	Parker-Hannifin Corp.	135,558	16,610
	Fortive Corp.	311,227	16,392
	Dover Corp.	156,155	11,321
	Pentair plc	172,794	11,067
	Xylem Inc.	180,055	9,158
	Snap-on Inc.	58,523	8,971
*	Middleby Corp.	57,911	7,421
	IDEX Corp.	75,961	7,098
	Wabtec Corp.	90,702	6,949
	Flowserve Corp.	131,210	6,347
*	WABCO Holdings Inc.	53,798	5,743
	Nordson Corp.	54,554	5,386
	Toro Co.	54,729	5,317
	Donaldson Co. Inc.	127,109	4,773
	Graco Inc.	55,974	4,124
	Allison Transmission
	Holdings Inc.	145,020	4,023
	Lincoln Electric Holdings
	Inc.	62,337	3,962
	Oshkosh Corp.	73,240	3,950
	Trinity Industries Inc.	153,028	3,737
	Woodward Inc.	55,432	3,477
	ITT Inc.	89,649	3,243
	AGCO Corp.	65,617	3,185
	CLARCOR Inc.	48,236	3,158
	Crane Co.	46,676	3,002
*	Colfax Corp.	92,166	2,735
	Joy Global Inc.	97,934	2,672
	Terex Corp.	108,693	2,639
	Timken Co.	72,150	2,444
*	Rexnord Corp.	101,562	2,246
	Kennametal Inc.	79,727	2,229
	Barnes Group Inc.	51,281	2,120
*	Manitowoc Foodservice Inc. 130,127		2,099
	Hillenbrand Inc.	63,173	2,031
	John Bean Technologies
	Corp.	29,234	2,008
	Mueller Water Products
	Inc. Class A	161,637	1,954
*	RBC Bearings Inc.	24,203	1,914
	Mueller Industries Inc.	54,468	1,882
	Watts Water Technologies
	Inc. Class A	26,456	1,704
	Franklin Electric Co. Inc.	39,501	1,511
	Actuant Corp. Class A	59,084	1,408
*	Proto Labs Inc.	24,981	1,367
*	SPX FLOW Inc.	41,754	1,228
	Albany International Corp.	28,875	1,222
	EnPro Industries Inc.	21,995	1,186
	ESCO Technologies Inc.	25,912	1,169
	Tennant Co.	16,799	1,087
	Standex International Corp.	12,883	1,085
	Astec Industries Inc.	18,433	1,084
	Greenbrier Cos. Inc.	28,801	976
*	Meritor Inc.	87,156	972
*	Chart Industries Inc.	30,665	924
*	Wabash National Corp.	64,851	905
*	TriMas Corp.	45,631	875
*	Lydall Inc.	17,279	830
	CIRCOR International Inc.	14,041	829
	Federal Signal Corp.	62,614	821
	Briggs & Stratton Corp.	42,791	813

*	SPX Corp.	42,259	800
^	Lindsay Corp.	11,025	793
	Harsco Corp.	78,885	785
	Altra Industrial Motion Corp.	25,960	732
	Douglas Dynamics Inc.	22,679	728
	Sun Hydraulics Corp.	22,875	705
	Manitowoc Co. Inc.	130,119	638
	Alamo Group Inc.	9,729	631
*	Navistar International Corp.	44,736	628
	Global Brass & Copper
	Holdings Inc.	21,050	591
	Kadant Inc.	10,914	585
	Gorman-Rupp Co.	19,146	520
	NN Inc.	25,672	456
	Hyster-Yale Materials
	Handling Inc.	8,695	450
	Titan International Inc.	45,401	417
*	Energy Recovery Inc.	33,030	399
	American Railcar Industries
	Inc.	8,913	370
	Columbus McKinnon Corp.	19,062	335
*	Milacron Holdings Corp.	16,897	292
	FreightCar America Inc.	11,557	166
			407,877
Marine (0.2%)
*	Kirby Corp.	53,558	2,790
	Matson Inc.	43,567	1,681
			4,471
Professional Services (4.2%)
	Nielsen Holdings plc	363,155	19,349
	Equifax Inc.	119,784	15,799
*	IHS Markit Ltd.	361,180	13,479
*	Verisk Analytics Inc.
	Class A	160,792	13,354
	ManpowerGroup Inc.	72,068	5,150
	Robert Half International
	Inc.	132,168	5,066
	Dun & Bradstreet Corp.	36,495	5,023
*	TransUnion	73,298	2,418
*	WageWorks Inc.	36,013	2,225
	CEB Inc.	32,758	1,972
*	On Assignment Inc.	50,326	1,898
*	FTI Consulting Inc.	41,336	1,831
*	Advisory Board Co.	41,959	1,769
*	Huron Consulting Group
	Inc.	21,627	1,359
	Exponent Inc.	25,815	1,302
	Korn/Ferry International	51,851	1,236
	Insperity Inc.	14,916	978
*	Navigant Consulting Inc.	47,847	940
*	TrueBlue Inc.	42,382	926
*	TriNet Group Inc.	42,237	887
*	ICF International Inc.	18,471	773
	Kelly Services Inc. Class A	30,439	582
*	CBIZ Inc.	49,158	556
	Resources Connection Inc.	36,175	546
*	RPX Corp.	51,739	542
	Kforce Inc.	24,944	483
*	Mistras Group Inc.	17,436	409
	Heidrick & Struggles
	International Inc.	17,782	332
*	GP Strategies Corp.	12,859	307
	Acacia Research Corp.	50,780	304
			101,795
Road & Rail (7.7%)
	Union Pacific Corp.	846,527	80,869
	Norfolk Southern Corp.	298,000	27,982
	CSX Corp.	962,512	27,220
	Kansas City Southern	108,426	10,487

Industrials Index Fund

			Market
			Value•
		Shares	($000)
	JB Hunt Transport Services
	Inc.	90,273	7,167
*	Old Dominion Freight Line
	Inc.	62,618	4,454
*	Genesee & Wyoming Inc.
	Class A	57,526	3,911
*	Hertz Global Holdings Inc.	72,283	3,561
	Ryder System Inc.	54,052	3,541
*	Avis Budget Group Inc.	85,896	3,103
	Landstar System Inc.	42,190	2,921
	AMERCO	6,820	2,344
	Knight Transportation Inc.	64,948	1,825
*	Swift Transportation Co.	85,880	1,598
	Werner Enterprises Inc.	46,965	1,084
	Heartland Express Inc.	46,170	879
*	Saia Inc.	25,259	769
	Marten Transport Ltd.	24,553	529
	ArcBest Corp.	24,803	454
*	YRC Worldwide Inc.	27,099	314
*	Roadrunner Transportation
	Systems Inc.	30,347	253
	Celadon Group Inc.	26,716	209
			185,474
Trading Companies & Distributors (2.9%)
	WW Grainger Inc.	58,606	13,518
	Fastenal Co.	290,755	12,535
*	United Rentals Inc.	89,093	7,333
*	HD Supply Holdings Inc.	200,720	7,248
	Watsco Inc.	25,671	3,796
^	MSC Industrial Direct Co.
	Inc. Class A	44,296	3,235
	Air Lease Corp. Class A	97,670	2,870
*	WESCO International Inc.	42,275	2,628
*	Beacon Roofing Supply Inc.	50,487	2,321
*	NOW Inc.	107,529	2,219
	Applied Industrial
	Technologies Inc.	37,381	1,776
	GATX Corp.	40,160	1,761
*	Univar Inc.	75,851	1,569
*	MRC Global Inc.	101,692	1,492
	Aircastle Ltd.	59,102	1,280
*	BMC Stock Holdings Inc.	55,836	1,113
	Kaman Corp.	24,449	1,098
*	Herc Holdings Inc.	24,290	821
*	Rush Enterprises Inc.
	Class A	29,670	706
*	Triton International Ltd./
	Bermuda	40,985	624

H&E Equipment Services
Inc.	31,521	502
* Veritiv Corp.	8,597	441
* DXP Enterprises Inc.	12,989	365
* CAI International Inc.	15,695	125
		71,376
Transportation Infrastructure (0.3%)
Macquarie Infrastructure
Corp.	76,815	6,141
* Wesco Aircraft Holdings
Inc.	59,329	815
		6,956
Total Common Stocks
(Cost $2,225,660)		2,412,046
Temporary Cash Investment (0.1%)[1]
Money Market Fund (0.1%)
[2,3] Vanguard Market Liquidity
Fund, 0.612%
(Cost $1,693)	16,928	1,693
Total Investments (99.9%)
(Cost $2,227,353)		2,413,739

		Amount
		($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard		183
Receivables for Investment Securities Sold		9,621
Receivables for Accrued Income		5,879
Receivables for Capital Shares Issued		53
Other Assets[4]		51
Total Other Assets		15,787
Liabilities
Payables for Investment Securities
Purchased		(8,036)
Collateral for Securities on Loan		(1,691)
Payables for Capital Shares Redeemed		(442)
Payables to Vanguard		(832)
Other Liabilities		(3,553)
Total Liabilities		(14,554)
Net Assets (100%)		2,414,972

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	2,236,422
Undistributed Net Investment Income	8,799
Accumulated Net Realized Losses	(16,630)
Unrealized Appreciation (Depreciation)
Investment Securities	186,386
Futures Contracts	(5)
Net Assets	2,414,972

ETF Shares—Net Assets
Applicable to 20,952,095 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,337,622
Net Asset Value Per Share—
ETF Shares	$111.57

Admiral Shares—Net Assets
Applicable to 1,349,404 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	77,350
Net Asset Value Per Share—
Admiral Shares	$57.32

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,581,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $1,691,000 of collateral received for securities on loan.
4 Cash of $51,000 has been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	45,867
Interest[1]	2
Securities Lending—Net	548
Total Income	46,417
Expenses
The Vanguard Group—Note B
Investment Advisory Services	376
Management and Administrative—
ETF Shares	1,387
Management and Administrative—
Admiral Shares	45
Marketing and Distribution—
ETF Shares	142
Marketing and Distribution—
Admiral Shares	7
Custodian Fees	73
Auditing Fees	35
Shareholders’ Reports—ETF Shares	58
Shareholders’ Reports—Admiral Shares	1
Trustees’ Fees and Expenses	1
Total Expenses	2,125
Net Investment Income	44,292
Realized Net Gain (Loss)
Investment Securities Sold[1]	57,185
Futures Contracts	42
Realized Net Gain (Loss)	57,227
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	201,274
Futures Contracts	(5)
Change in Unrealized Appreciation
(Depreciation)	201,269
Net Increase (Decrease) in Net Assets
Resulting from Operations	302,788
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $2,000 and $1,000, respectively.

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	44,292	37,956
Realized Net Gain (Loss)	57,227	78,038
Change in Unrealized Appreciation (Depreciation)	201,269	(202,127)
Net Increase (Decrease) in Net Assets Resulting from Operations	302,788	(86,133)
Distributions
Net Investment Income
ETF Shares	(58,676)	(30,975)
Admiral Shares	(1,953)	(1,196)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(60,629)	(32,171)
Capital Share Transactions
ETF Shares	205,564	130,360
Admiral Shares	3,504	(1,970)
Net Increase (Decrease) from Capital Share Transactions	209,068	128,390
Total Increase (Decrease)	451,227	10,086
Net Assets
Beginning of Period	1,963,745	1,953,659
End of Period[1]	2,414,972	1,963,745
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $8,799,000 and $25,088,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$99.23	$103.95	$84.17	$67.82	$60.12
Investment Operations
Net Investment Income	2.083	1.914	1.508	1.517[1]	1.360
Net Realized and Unrealized Gain (Loss)
on Investments	13.204	(4.961)	19.332	16.321	7.557
Total from Investment Operations	15.287	(3.047)	20.840	17.838	8.917
Distributions
Dividends from Net Investment Income	(2.947)	(1.673)	(1.060)	(1.488)	(1.217)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.947)	(1.673)	(1.060)	(1.488)	(1.217)
Net Asset Value, End of Period	$111.57	$99.23	$103.95	$84.17	$67.82

Total Return	15.78%	-3.03%	24.83%	26.69%	15.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,338	$1,898	$1,883	$1,104	$482
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.08%	1.83%	1.69%	1.97%	1.99%
Portfolio Turnover Rate[2]	8%	4%	5%	6%	6%
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$50.98	$53.40	$43.24	$34.84	$30.89
Investment Operations
Net Investment Income	1.069	.982	.780	.780[1]	.699
Net Realized and Unrealized Gain (Loss)
on Investments	6.783	(2.541)	9.922	8.382	3.878
Total from Investment Operations	7.852	(1.559)	10.702	9.162	4.577
Distributions
Dividends from Net Investment Income	(1.512)	(.861)	(. 542)	(.762)	(. 627)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.512)	(.861)	(. 542)	(.762)	(. 627)
Net Asset Value, End of Period	$57.32	$50.98	$53.40	$43.24	$34.84

Total Return[2]	15.77%	-2.98%	24.84%	26.70%	15.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$77	$66	$71	$18	$14
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.08%	1.83%	1.69%	1.97%	1.99%
Portfolio Turnover Rate[3]	8%	4%	5%	6%	6%
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Notes to Financial Statements

Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income

Industrials Index Fund

represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $183,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Industrials Index Fund

D. At August 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2016	21	2,278	(5)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended August 31, 2016, the fund realized gains on the sale of passive foreign investment companies of $48,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at August 31, 2016, had unrealized appreciation of $157,000, of which all has been distributed and is reflected in the balance of undistributed net investment income.

During the year ended August 31, 2016, the fund realized $50,475,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $9,644,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $6,556,000 to offset taxable capital gains realized during the year ended August 31, 2016. At August 31, 2016, the fund had available capital losses totaling $16,635,000 to offset future net capital gains of $11,504,000 through August 31, 2018, and $5,131,000 through August 31, 2019.

At August 31, 2016, the cost of investment securities for tax purposes was $2,227,510,000. Net unrealized appreciation of investment securities for tax purposes was $186,229,000, consisting of unrealized gains of $285,959,000 on securities that had risen in value since their purchase and $99,730,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2016, the fund purchased $607,597,000 of investment securities and sold $416,771,000 of investment securities, other than temporary cash investments. Purchases and sales include $387,164,000 and $239,225,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2016, such purchases and sales were $4,422,000 and $45,832,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

Industrials Index Fund

G. Capital share transactions for each class of shares were:

	Year Ended August 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	445,652	4,225	463,647	4,388
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(240,088)	(2,400)	(333,287)	(3,375)
Net Increase (Decrease)—ETF Shares	205,564	1,825	130,360	1,013
Admiral Shares
Issued	32,083	601	33,169	609
Issued in Lieu of Cash Distributions	1,846	36	1,104	21
Redeemed	(30,425)	(578)	(36,243)	(664)
Net Increase (Decrease) —Admiral Shares	3,504	59	(1,970)	(34)

At August 31, 2016, one shareholder was the record or beneficial owner of 56% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

Information Technology Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VGT	VITAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	1.27%	1.27%

Portfolio Characteristics
		MSCI
		US IMI/
		Information	MSCI
		Technology	US IMI/
	Fund	25/50	2500
Number of Stocks	377	377	2,476
Median Market Cap $158.1B		$158.1B	$51.2B
Price/Earnings Ratio	25.3x	25.3x	23.4x
Price/Book Ratio	4.3x	4.3x	2.8x
Return on Equity	22.3%	22.3%	16.7%
Earnings Growth Rate	9.4%	9.4%	7.4%
Dividend Yield	1.4%	1.4%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	5%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Information
	Technology	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.83
Beta	1.00	1.17
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Application Software	6.2%
Communications Equipment	5.6
Data Processing & Outsourced Services	11.5
Electronic Components	1.3
Electronic Manufacturing Services	1.1
Home Entertainment Software	1.2
Internet Software & Services	20.4
IT Consulting & Other Services	6.4
Semiconductor Equipment	1.7
Semiconductors	13.1
Systems Software	13.9
Technology Hardware, Storage & Peripherals	16.1
Other Information Technology	1.5

Ten Largest Holdings (% of total net assets)

Apple Inc.	Technology Hardware,
	Storage & Peripherals	12.5%
Alphabet Inc.	Internet Software
	& Services	10.1
Microsoft Corp.	Systems Software	9.2
Facebook Inc.	Internet Software
	& Services	6.3
Intel Corp.	Semiconductors	3.6
Cisco Systems Inc.	Communications
	Equipment	3.4
Visa Inc.	Data Processing
	& Outsourced Services	3.3
International
Business Machines	IT Consulting
Corp.	& Other Services	3.1
Oracle Corp.	Systems Software	2.8
MasterCard Inc.	Data Processing
	& Outsourced Services	2.0
Top Ten Total		56.3%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Information Technology Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2006–August 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended August 31, 2016			of a $10,000
	One Year	Five Years	Ten Years	Investment
Information Technology Index Fund
ETF Shares Net Asset Value	17.48%	16.20%	10.44%	$26,987
Information Technology Index Fund
ETF Shares Market Price	17.49	16.20	10.41	26,918
Spliced US IMI/Information Technology 25/50	17.59	16.35	10.60	27,398
Science and Technology Funds Average	14.81	14.29	9.37	24,479
MSCI US IMI/2500	11.48	14.51	7.80	21,187
For a benchmark description, see the Glossary.
Science and Technology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Information Technology Index Fund Admiral Shares	17.49%	16.21%	10.43%	$269,575
Spliced US IMI/Information Technology 25/50	17.59	16.35	10.60	273,981
MSCI US IMI/2500	11.48	14.51	7.80	211,866

See Financial Highlights for dividend and capital gains information.

75

Information Technology Index Fund

Fiscal-Year Total Returns (%): August 31, 2006--August 31, 2016

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2006--August 31, 2016

	One Year	Five Years	Ten Years
Information Technology Index Fund ETF Shares Market Price	17.49%	111.85%	169.18%
Information Technology Index Fund ETF Shares Net Asset Value	17.48	111.87	169.87
Spliced US IMI/Information Technology 25/50	17.59	113.21	173.98

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents total returns through the latest calendar quarter------rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		2.76%	12.45%	9.73%
Net Asset Value		2.84	12.46	9.74
Admiral Shares	3/25/2004	2.85	12.47	9.74

See Financial Highlights for dividend and capital gains information.

76

Information Technology Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Communications Equipment (5.6%)
	Cisco Systems Inc.	10,663,534	335,261
	Motorola Solutions Inc.	333,227	25,655
*	Palo Alto Networks Inc.	189,972	25,299
	Harris Corp.	264,514	24,594
*	F5 Networks Inc.	141,950	17,422
	Juniper Networks Inc.	732,612	16,909
*	ARRIS International plc	380,245	10,673
*	CommScope Holding
	Co. Inc.	346,971	10,260
	Brocade Communications
	Systems Inc.	990,266	8,893
*	ViaSat Inc.	97,893	7,346
*,^	Arista Networks Inc.	86,212	6,869
*	Ciena Corp.	289,044	6,200
	InterDigital Inc.	74,182	5,297
*	NetScout Systems Inc.	178,825	5,290
*	Finisar Corp.	225,618	4,779
*	NETGEAR Inc.	68,232	3,889
*	Viavi Solutions Inc.	492,275	3,830
*	EchoStar Corp. Class A	96,158	3,727
	Plantronics Inc.	71,274	3,610
*	Lumentum Holdings Inc.	100,442	3,528
*	Polycom Inc.	267,025	3,322
*,^	Ubiquiti Networks Inc.	61,500	3,161
*	Infinera Corp.	298,624	2,562
	ADTRAN Inc.	105,326	1,936
*	Ixia	120,847	1,393
*	Mitel Networks Corp.	189,416	1,383
*	ShoreTel Inc.	142,001	1,139
*	CalAmp Corp.	75,922	1,107
*	Sonus Networks Inc.	105,079	906
*	Harmonic Inc.	169,831	737
*	Calix Inc.	95,300	709
	Comtech
	Telecommunications
	Corp.	49,130	633
	Black Box Corp.	32,939	459
			548,778
Electronic Equipment, Instruments
& Components (4.0%)
	Corning Inc.	2,279,893	51,731
	TE Connectivity Ltd.	758,179	48,197
	Amphenol Corp. Class A	652,877	40,681
*	Flextronics International
	Ltd.	1,157,434	15,324
*	Trimble Navigation Ltd.	530,211	14,528
	CDW Corp.	315,964	14,108
*	Arrow Electronics Inc.	194,316	12,792
	Avnet Inc.	272,397	11,353
*	Keysight Technologies
	Inc.	361,815	11,010
	Ingram Micro Inc.	313,458	10,958
	FEI Co.	86,224	9,180
	FLIR Systems Inc.	290,359	8,952
	Cognex Corp.	170,435	8,481
*	Zebra Technologies Corp.	109,782	7,680
	Jabil Circuit Inc.	361,227	7,654

*	IPG Photonics Corp.	78,369	6,817
	National Instruments Corp.	241,912	6,759
	SYNNEX Corp.	62,671	6,654
	Belden Inc.	88,320	6,588
	Littelfuse Inc.	47,465	6,019
	Dolby Laboratories Inc.
	Class A	113,637	5,561
*	Tech Data Corp.	74,035	5,496
*	Coherent Inc.	50,990	5,363
*	Universal Display Corp.	88,863	5,118
*	VeriFone Systems Inc.	231,571	4,599
*	Sanmina Corp.	156,082	4,102
*,^	Fitbit Inc. Class A	263,245	4,075
	Vishay Intertechnology Inc.	285,093	4,037
*	Anixter International Inc.	62,737	4,011
*	Itron Inc.	75,661	3,604
*	Plexus Corp.	70,210	3,240
	Methode Electronics Inc.	76,997	2,822
*	Knowles Corp.	187,743	2,610
*	Benchmark Electronics Inc.	107,309	2,588
*	OSI Systems Inc.	37,994	2,548
*	Fabrinet	64,397	2,500
*	II-VI Inc.	116,122	2,461
*	Insight Enterprises Inc.	77,968	2,386
*	Rogers Corp.	38,079	2,129
	Badger Meter Inc.	31,029	2,048
*	ScanSource Inc.	54,767	1,874
*	Rofin-Sinar Technologies
	Inc.	56,625	1,813
	MTS Systems Corp.	34,287	1,706
*	TTM Technologies Inc.	137,835	1,479
	AVX Corp.	105,032	1,443
*	ePlus Inc.	14,840	1,343
*	InvenSense Inc.	175,568	1,306
	CTS Corp.	65,699	1,267
	DTS Inc.	36,705	1,228
*	Novanta Inc.	69,895	1,180
*	FARO Technologies Inc.	34,605	1,128
	Daktronics Inc.	78,087	744
*	Kimball Electronics Inc.	61,214	742
	PC Connection Inc.	25,517	665
	Park Electrochemical Corp.	39,317	650
	Systemax Inc.	30,721	249
			395,581
Internet Software & Services (20.5%)
*	Facebook Inc. Class A	4,901,384	618,163
*	Alphabet Inc. Class C	655,311	502,656
*	Alphabet Inc. Class A	622,616	491,773
*	Yahoo! Inc.	1,913,253	81,792
*	eBay Inc.	2,314,077	74,421
*	LinkedIn Corp. Class A	250,171	48,220
*	Twitter Inc.	1,190,515	22,870
*	Akamai Technologies Inc.	372,837	20,469
*	VeriSign Inc.	207,804	15,471
*	CoStar Group Inc.	68,580	14,213
	MercadoLibre Inc.	69,919	12,026
	IAC/InterActiveCorp	155,618	9,136
*,^	Zillow Group Inc.	239,208	8,097
*	Rackspace Hosting Inc.	213,201	6,705

	j2 Global Inc.	97,907	6,674
*	Pandora Media Inc.	458,427	6,418
*	GrubHub Inc.	142,325	5,774
*	Yelp Inc. Class A	142,544	5,485
*,^	Cimpress NV	49,387	4,903
*	Cornerstone OnDemand
	Inc.	109,522	4,810
	LogMeIn Inc.	53,085	4,433
*	WebMD Health Corp.	82,052	4,231
*,^	Zillow Group Inc. Class A	107,686	3,643
*,^	Stamps.com Inc.	35,210	3,406
*	Envestnet Inc.	79,412	3,138
	NIC Inc.	131,589	3,024
*	GoDaddy Inc. Class A	92,225	2,986
*	comScore Inc.	95,506	2,946
*	2U Inc.	72,158	2,550
*	Shutterstock Inc.	41,355	2,398
*	SPS Commerce Inc.	35,888	2,343
*	Cvent Inc.	66,313	2,167
*	New Relic Inc.	52,219	1,916
*,^	Quotient Technology Inc.	140,566	1,822
*	inContact Inc.	122,584	1,703
*	Web.com Group Inc.	89,383	1,561
*	Q2 Holdings Inc.	53,681	1,520
*,^	Gogo Inc.	118,423	1,448
	EarthLink Holdings Corp.	220,569	1,405
*,^	Box Inc.	97,213	1,336
*,^	Match Group Inc.	80,529	1,304
*	GTT Communications Inc.	55,219	1,172
*	Benefitfocus Inc.	27,519	1,112
*	Endurance International
	Group Holdings Inc.	139,743	1,111
*	XO Group Inc.	53,060	989
*	TrueCar Inc.	96,113	928
*	Bankrate Inc.	115,580	906
*	LivePerson Inc.	113,913	887
*	Intralinks Holdings Inc.	91,422	872
*	Blucora Inc.	84,262	872
*	CommerceHub Inc.	56,428	831
*	Angie’s List Inc.	78,793	801
*	RetailMeNot Inc.	68,855	779
*	Actua Corp.	76,239	776
*	DHI Group Inc.	96,428	746
*,^	Alarm.com Holdings Inc.	24,384	669
*	Monster Worldwide Inc.	176,275	645
*	Bazaarvoice Inc.	147,657	591
*	Hortonworks Inc.	67,864	541
*	Instructure Inc.	20,366	487
*	CommerceHub Inc.
	Class A	28,189	417
*	Everyday Health Inc.	49,705	381
*	MINDBODY Inc. Class A	15,622	271
*	Internap Corp.	94,079	225
*	Rocket Fuel Inc.	54,359	163
*	Appfolio Inc.	8,544	157
			2,028,685

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
IT Services (17.8%)
	Visa Inc. Class A	4,038,335	326,701
	International Business
	Machines Corp.	1,933,467	307,189
	MasterCard Inc. Class A	2,057,533	198,819
	Accenture plc Class A	1,331,295	153,099
	Automatic Data
	Processing Inc.	965,974	86,754
*	PayPal Holdings Inc.	2,312,613	85,914
*	Cognizant Technology
	Solutions Corp. Class A	1,285,762	73,854
	Fidelity National
	Information Services Inc.	657,502	52,160
*	Fiserv Inc.	470,722	48,508
	Paychex Inc.	686,199	41,632
*	FleetCor Technologies Inc.	196,298	32,232
*	Alliance Data Systems
	Corp.	125,075	25,588
	Global Payments Inc.	327,017	24,837
	Western Union Co.	1,041,266	22,408
	Xerox Corp.	1,815,364	17,881
*	Vantiv Inc. Class A	331,465	17,813
	Broadridge Financial
	Solutions Inc.	251,167	17,406
	Total System Services Inc.	350,424	17,258
*	Gartner Inc.	174,962	15,922
	Jack Henry & Associates
	Inc.	166,461	14,527
	Computer Sciences Corp.	294,053	13,832
	Sabre Corp.	440,661	12,405
	Leidos Holdings Inc.	284,795	11,537
	CSRA Inc.	342,734	8,702
*	Teradata Corp.	272,645	8,651
	Booz Allen Hamilton
	Holding Corp. Class A	281,759	8,554
*	First Data Corp. Class A	613,859	8,545
	DST Systems Inc.	67,363	8,185
*	Euronet Worldwide Inc.	104,738	8,129
*	WEX Inc.	81,421	8,086
	MAXIMUS Inc.	136,841	8,049
*	CoreLogic Inc.	188,398	7,728
*	EPAM Systems Inc.	95,342	6,503
	Convergys Corp.	204,522	6,101
	Science Applications
	International Corp.	90,906	5,801
*	CACI International Inc.
	Class A	50,999	5,067
*	Cardtronics plc Class A	95,635	4,295
*	Acxiom Corp.	165,044	4,290
*	Blackhawk Network
	Holdings Inc.	119,109	4,080
*	ExlService Holdings Inc.	70,054	3,585
	Travelport Worldwide Ltd.	248,907	3,418
*	Syntel Inc.	71,264	3,290
	CSG Systems
	International Inc.	67,687	2,959
*	NeuStar Inc. Class A	111,691	2,838
*	Sykes Enterprises Inc.	80,526	2,354
	EVERTEC Inc.	133,388	2,276
	ManTech International
	Corp. Class A	52,203	2,090
*	Black Knight Financial
	Services Inc. Class A	50,572	1,973
*	Virtusa Corp.	58,812	1,543
*	Perficient Inc.	73,474	1,467
	Cass Information
	Systems Inc.	24,312	1,392
	TeleTech Holdings Inc.	35,922	1,018
*	Unisys Corp.	98,510	995

*	Net 1 UEPS Technologies
	Inc.	100,194	979
	Forrester Research Inc.	19,275	790
*	MoneyGram International
	Inc.	62,065	451
*	Everi Holdings Inc.	141,347	298
			1,762,758
Semiconductors & Semiconductor
Equipment (14.8%)
	Intel Corp.	10,011,088	359,298
	QUALCOMM Inc.	3,114,274	196,417
	Texas Instruments Inc.	2,129,132	148,060
	Broadcom Ltd.	827,862	146,051
	NVIDIA Corp.	1,132,122	69,444
	Applied Materials Inc.	2,309,112	68,904
	Analog Devices Inc.	651,571	40,762
*	Micron Technology Inc.	2,198,665	36,256
	Lam Research Corp.	338,379	31,578
	Skyworks Solutions Inc.	403,302	30,191
	Linear Technology Corp.	505,747	29,455
	Xilinx Inc.	537,836	29,156
	Microchip Technology Inc.	455,483	28,199
	Maxim Integrated
	Products Inc.	604,797	24,627
	KLA-Tencor Corp.	330,205	22,870
*	Qorvo Inc.	270,326	15,525
	Marvell Technology Group
	Ltd.	929,433	11,525
*	Advanced Micro Devices
	Inc.	1,424,765	10,543
*	Microsemi Corp.	239,868	9,585
*	ON Semiconductor Corp.	872,371	9,422
	Teradyne Inc.	431,074	9,078
	Cypress Semiconductor
	Corp.	661,022	7,886
*	Cavium Inc.	138,847	7,731
*	Cirrus Logic Inc.	133,136	6,757
	Monolithic Power
	Systems Inc.	81,246	6,233
*	First Solar Inc.	160,875	6,084
*	Integrated Device
	Technology Inc.	284,677	5,719
	Intersil Corp. Class A	286,221	5,650
	MKS Instruments Inc.	112,117	5,465
*	Cree Inc.	214,063	5,140
*	Entegris Inc.	295,706	5,039
*,^	Ambarella Inc.	69,643	5,017
*	Silicon Laboratories Inc.	83,323	4,774
*	Fairchild Semiconductor
	International Inc. Class A	239,424	4,765
*	Synaptics Inc.	77,311	4,404
*	Mellanox Technologies Ltd. 89,901		3,941
*	Advanced Energy
	Industries Inc.	84,047	3,694
*	Semtech Corp.	137,928	3,669
	Power Integrations Inc.	60,920	3,558
	Tessera Technologies Inc.	105,839	3,550
*	Inphi Corp.	77,095	3,320
*	Rambus Inc.	230,919	3,191
	Cabot Microelectronics
	Corp.	51,345	2,553
*	MACOM Technology
	Solutions Holdings Inc.	61,385	2,529
*	MaxLinear Inc.	117,127	2,245
*	Amkor Technology Inc.	225,931	2,056
*	Kulicke & Soffa Industries
	Inc.	150,015	1,835
	Brooks Automation Inc.	145,266	1,832
*	Diodes Inc.	86,580	1,783
*	Veeco Instruments Inc.	85,064	1,673

*	Lattice Semiconductor
	Corp.	248,088	1,526
*	FormFactor Inc.	136,992	1,418
*	CEVA Inc.	43,757	1,377
*	Photronics Inc.	139,614	1,335
*	Ultratech Inc.	52,526	1,314
*,^	SunPower Corp. Class A	129,398	1,289
*	Applied Micro Circuits
	Corp.	160,873	1,123
*	Rudolph Technologies Inc.	62,812	1,102
*	SunEdison Semiconductor
	Ltd.	88,347	1,015
*	Nanometrics Inc.	48,088	978
*	PDF Solutions Inc.	57,452	962
*	Exar Corp.	87,584	797
*,^	SolarEdge Technologies
	Inc.	46,618	793
*	Xcerra Corp.	114,500	671
	IXYS Corp.	53,689	624
			1,465,363
Software (21.2%)
	Microsoft Corp.	15,831,772	909,694
	Oracle Corp.	6,598,674	271,997
*	Adobe Systems Inc.	1,060,510	108,501
*	salesforce.com Inc.	1,364,525	108,371
	Intuit Inc.	514,923	57,388
*	Electronic Arts Inc.	639,446	51,942
	Activision Blizzard Inc.	1,252,122	51,800
	Symantec Corp.	1,298,154	31,324
*	Autodesk Inc.	428,533	28,883
*	Citrix Systems Inc.	328,911	28,681
*	Red Hat Inc.	385,458	28,131
*	ServiceNow Inc.	345,339	25,096
	CA Inc.	660,214	22,388
*	Workday Inc. Class A	250,325	21,225
*	Synopsys Inc.	321,919	19,087
*	ANSYS Inc.	186,094	17,696
*	Splunk Inc.	281,018	16,366
*	Cadence Design
	Systems Inc.	640,275	16,289
	CDK Global Inc.	278,392	16,141
	SS&C Technologies
	Holdings Inc.	375,707	12,379
*	Ultimate Software Group
	Inc.	58,157	12,151
*	Tyler Technologies Inc.	72,816	11,938
*,^	VMware Inc. Class A	158,119	11,595
*	Fortinet Inc.	308,470	11,148
*	PTC Inc.	241,944	10,324
*	Guidewire Software Inc.	152,797	9,402
*	Manhattan Associates Inc.	154,508	9,351
*	NetSuite Inc.	85,332	9,293
	Fair Isaac Corp.	66,270	8,479
*	Aspen Technology Inc.	175,596	7,983
*	Take-Two Interactive
	Software Inc.	179,576	7,806
*	Nuance Communications
	Inc.	532,764	7,768
*	Ellie Mae Inc.	69,471	6,799
	Blackbaud Inc.	100,768	6,789
*	Tableau Software Inc.
	Class A	115,855	6,723
*	Proofpoint Inc.	82,508	6,349
*	Fleetmatics Group plc	82,085	4,914
*	ACI Worldwide Inc.	251,233	4,799
*	Zendesk Inc.	155,699	4,755
*	CommVault Systems Inc.	90,387	4,658
	Mentor Graphics Corp.	192,653	4,626
*	FireEye Inc.	314,107	4,511
*	Verint Systems Inc.	131,348	4,482

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	Paycom Software Inc.	87,252	4,479
*	Zynga Inc. Class A	1,532,825	4,185
*	Rovi Corp.	175,372	3,590
*	Synchronoss
	Technologies Inc.	84,378	3,523
*	MicroStrategy Inc. Class A	19,718	3,289
^	Ebix Inc.	56,087	3,197
*	RealPage Inc.	115,876	2,983
*	Progress Software Corp.	97,415	2,826
*	BroadSoft Inc.	60,884	2,783
*	Imperva Inc.	61,470	2,767
*	HubSpot Inc.	47,513	2,648
*	Gigamon Inc.	57,988	2,563
*	Infoblox Inc.	118,850	2,550
*	8x8 Inc.	185,991	2,468
*	RingCentral Inc. Class A	105,243	2,310
*	Callidus Software Inc.	118,897	2,297
*	TiVo Inc.	208,367	2,211
*	Paylocity Holding Corp.	48,271	2,174
*	Interactive Intelligence
	Group Inc.	36,209	2,167
	Pegasystems Inc.	79,587	2,049
*	Qualys Inc.	57,984	1,995
*	Bottomline Technologies
	de Inc.	85,639	1,977
	Monotype Imaging
	Holdings Inc.	84,826	1,790
*	Barracuda Networks Inc.	50,264	1,166
*	VASCO Data Security
	International Inc.	63,517	1,158
*	PROS Holdings Inc.	52,868	1,040
*	Silver Spring Networks Inc.	68,674	937
*	Workiva Inc.	43,676	780
*	Varonis Systems Inc.	25,365	749
	Epiq Systems Inc.	44,076	724
*	Glu Mobile Inc.	247,070	581
*	Tangoe Inc.	60,980	566
*,^	Rapid7 Inc.	31,389	564
*	Rubicon Project Inc.	66,047	561
*	Jive Software Inc.	88,223	372
*,^	TubeMogul Inc.	34,925	317
*	EnerNOC Inc.	55,279	316
*	MobileIron Inc.	75,825	228
			2,092,902
Technology Hardware, Storage &
Peripherals (16.1%)
	Apple Inc.	11,612,838	1,232,122
	EMC Corp.	4,140,986	120,047
	Hewlett Packard
	Enterprise Co.	3,655,036	78,510
	HP Inc.	3,682,474	52,917

Western Digital Corp.	595,315	27,783
Seagate Technology plc	632,816	21,351
NetApp Inc.	612,821	21,198
* NCR Corp.	262,692	8,892
Lexmark International Inc.
Class A	131,200	4,698
* Electronics For Imaging
Inc.	99,788	4,698
Diebold Inc.	150,308	4,218
*,^ 3D Systems Corp.	226,191	3,280
* Cray Inc.	87,023	1,993
* Super Micro Computer Inc.	79,613	1,722
*,^ Pure Storage Inc. Class A	85,319	999
* Nimble Storage Inc.	120,241	989
* Eastman Kodak Co.	44,752	693
* Avid Technology Inc.	60,765	546
^ CPI Card Group Inc.	40,949	226
		1,586,882
Total Common Stocks
(Cost $7,607,836)		9,880,949
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
[1,2] Vanguard Market Liquidity
Fund, 0.612%
(Cost $21,401)	214,007	21,403
Total Investments (100.2%)
(Cost $7,629,237)		9,902,352

		Amount
		($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard		741
Receivables for Investment Securities Sold		38,086
Receivables for Accrued Income		15,860
Receivables for Capital Shares Issued		861
Total Other Assets		55,548
Liabilities
Payables for Investment Securities
Purchased		(37,568)
Collateral for Securities on Loan		(21,399)
Payables for Capital Shares Redeemed		(47)
Payables to Vanguard		(2,913)
Other Liabilities		(11,245)
Total Liabilities		(73,172)
Net Assets (100%)		9,884,728

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	7,664,359
Undistributed Net Investment Income	29,986
Accumulated Net Realized Losses	(82,732)
Unrealized Appreciation (Depreciation)	2,273,115
Net Assets	9,884,728

ETF Shares—Net Assets
Applicable to 80,032,912 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	9,429,219
Net Asset Value Per Share—
ETF Shares	$117.82

Admiral Shares—Net Assets
Applicable to 7,550,109 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	455,509
Net Asset Value Per Share—
Admiral Shares	$60.33

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $20,453,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $21,399,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	136,390
Interest[1]	10
Securities Lending—Net	1,023
Total Income	137,423
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,390
Management and Administrative—
ETF Shares	5,905
Management and Administrative—
Admiral Shares	276
Marketing and Distribution—
ETF Shares	515
Marketing and Distribution—
Admiral Shares	41
Custodian Fees	74
Auditing Fees	35
Shareholders’ Reports—ETF Shares	308
Shareholders’ Reports—Admiral Shares	7
Trustees’ Fees and Expenses	4
Total Expenses	8,555
Net Investment Income	128,868
Realized Net Gain (Loss) on
Investment Securities Sold[1]	338,452
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	916,055
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,383,375
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $9,000 and $1,000, respectively.

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	128,868	98,802
Realized Net Gain (Loss)	338,452	349,583
Change in Unrealized Appreciation (Depreciation)	916,055	(347,429)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,383,375	100,956
Distributions
Net Investment Income
ETF Shares	(160,757)	(76,164)
Admiral Shares	(7,596)	(3,231)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(168,353)	(79,395)
Capital Share Transactions
ETF Shares	1,010,938	1,361,928
Admiral Shares	58,361	100,499
Net Increase (Decrease) from Capital Share Transactions	1,069,299	1,462,427
Total Increase (Decrease)	2,284,321	1,483,988
Net Assets
Beginning of Period	7,600,407	6,116,419
End of Period[1]	9,884,728	7,600,407
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $29,986,000 and $69,471,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$102.35	$101.41	$77.63	$72.58	$59.17
Investment Operations
Net Investment Income	1.566	1.277	1.135	1.011	.628
Net Realized and Unrealized Gain (Loss)
on Investments	16.049	.834	23.589	4.872	13.267
Total from Investment Operations	17.615	2.111	24.724	5.883	13.895
Distributions
Dividends from Net Investment Income	(2.145)	(1.171)	(. 944)	(. 833)	(. 485)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.145)	(1.171)	(. 944)	(. 833)	(. 485)
Net Asset Value, End of Period	$117.82	$102.35	$101.41	$77.63	$72.58

Total Return	17.48%	2.05%	32.04%	8.23%	23.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,429	$7,259	$5,876	$3,497	$2,536
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.50%	1.35%	1.38%	1.53%	1.01%
Portfolio Turnover Rate[1]	5%	3%	6%	6%	6%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$52.41	$51.93	$39.75	$37.17	$30.30
Investment Operations
Net Investment Income	.802	.655	.580	.521	. 320
Net Realized and Unrealized Gain (Loss)
on Investments	8.216	. 426	12.079	2.493	6.797
Total from Investment Operations	9.018	1.081	12.659	3.014	7.117
Distributions
Dividends from Net Investment Income	(1.098)	(.601)	(.479)	(. 434)	(.247)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.098)	(.601)	(.479)	(. 434)	(.247)
Net Asset Value, End of Period	$60.33	$52.41	$51.93	$39.75	$37.17

Total Return[1]	17.49%	2.09%	32.05%	8.24%	23.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$456	$342	$241	$152	$95
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.50%	1.35%	1.38%	1.53%	1.01%
Portfolio Turnover Rate[2]	5%	3%	6%	6%	6%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Notes to Financial Statements

Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Information Technology Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $741,000, representing 0.01% of the fund’s net assets and 0.30% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $366,030,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $32,307,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $7,164,000 to offset taxable capital gains realized during the year ended August 31, 2016. At August 31, 2016, the fund had available capital losses totaling $82,732,000 to offset future net capital gains. Of this amount, $47,958,000 is subject to expiration dates; $7,582,000 through August 31, 2017, $20,048,000 through August 31, 2018, and $20,328,000 through August 31, 2019. Capital losses of $34,774,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2016, the cost of investment securities for tax purposes was $7,629,237,000. Net unrealized appreciation of investment securities for tax purposes was $2,273,115,000, consisting of unrealized gains of $2,430,436,000 on securities that had risen in value since their purchase and $157,321,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2016, the fund purchased $2,215,052,000 of investment securities and sold $1,186,057,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,616,420,000 and $757,379,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Information Technology Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,784,206	16,565	2,042,645	19,526
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(773,268)	(7,450)	(680,717)	(6,550)
Net Increase (Decrease)—ETF Shares	1,010,938	9,115	1,361,928	12,976
Admiral Shares
Issued	172,599	3,127	171,683	3,201
Issued in Lieu of Cash Distributions	7,052	131	3,022	58
Redeemed	(121,290)	(2,228)	(74,206)	(1,375)
Net Increase (Decrease) —Admiral Shares	58,361	1,030	100,499	1,884

At August 31, 2016, one shareholder was the record or beneficial owner of 35% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

Materials Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VAW	VMIAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	1.88%	1.88%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Materials	US IMI/
	Fund	25/50	2500
Number of Stocks	120	120	2,476
Median Market Cap	$19.9B	$19.9B	$51.2B
Price/Earnings Ratio	21.0x	21.0x	23.4x
Price/Book Ratio	3.3x	3.3x	2.8x
Return on Equity	16.2%	16.2%	16.7%
Earnings Growth Rate	6.4%	6.4%	7.4%
Dividend Yield	2.0%	2.0%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	6%	—	—
Short-Term Reserves	0.2%	—	—

Volatility Measures
	MSCI US
	IMI/Materials	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.75
Beta	1.00	1.33
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Aluminum	2.0%
Commodity Chemicals	5.6
Construction Materials	4.5
Diversified Chemicals	18.1
Diversified Metals & Mining	2.0
Fertilizers & Agricultural Chemicals	9.7
Gold	3.4
Industrial Gases	8.8
Metal & Glass Containers	4.9
Paper Packaging	9.2
Paper Products	1.2
Specialty Chemicals	23.9
Steel	5.4
Other Materials	1.3

Ten Largest Holdings (% of total net assets)

EI du Pont de
Nemours & Co.	Diversified Chemicals	8.0%
Dow Chemical Co.	Diversified Chemicals	7.9
Monsanto Co.	Fertilizers
	& Agricultural Chemicals	6.1
Praxair Inc.	Industrial Gases	4.6
Ecolab Inc.	Specialty Chemicals	4.3
Air Products
& Chemicals Inc.	Industrial Gases	4.2
LyondellBasell
Industries NV	Commodity Chemicals	3.8
PPG Industries Inc.	Specialty Chemicals	3.7
Sherwin-Williams
Co.	Specialty Chemicals	2.9
Newmont Mining
Corp.	Gold	2.7
Top Ten Total		48.2%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Materials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2006–August 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended August 31, 2016			of a $10,000
	One Year	Five Years	Ten Years	Investment
Materials Index Fund ETF Shares
Net Asset Value	15.83%	9.21%	7.69%	$20,972
Materials Index Fund ETF Shares
Market Price	15.84	9.20	7.68	20,951
Spliced US IMI/Materials 25/50	15.90	9.33	7.78	21,153
Basic Materials Funds Average	12.06	-0.53	3.56	14,188
MSCI US IMI/2500	11.48	14.51	7.80	21,187
For a benchmark description, see the Glossary.
Basic Materials Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Materials Index Fund Admiral Shares	15.80%	9.22%	7.68%	$209,523
Spliced US IMI/Materials 25/50	15.90	9.33	7.78	211,528
MSCI US IMI/2500	11.48	14.51	7.80	211,866

See Financial Highlights for dividend and capital gains information.

86

Materials Index Fund

Fiscal-Year Total Returns (%): August 31, 2006--August 31, 2016

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2006--August 31, 2016

	One Year	Five Years	Ten Years
Materials Index Fund ETF Shares Market Price	15.84%	55.29%	109.51%
Materials Index Fund ETF Shares Net Asset Value	15.83	55.32	109.72
Spliced US IMI/Materials 25/50	15.90	56.19	111.53

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents total returns through the latest calendar quarter------rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		-1.65%	5.81%	6.97%
Net Asset Value		-1.65	5.80	6.96
Admiral Shares	2/11/2004	-1.67	5.81	6.95

See Financial Highlights for dividend and capital gains information.

87

Materials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Chemicals (66.0%)
	EI du Pont de Nemours
	& Co.	1,939,261	134,973
	Dow Chemical Co.	2,492,697	133,708
	Monsanto Co.	969,711	103,274
	Praxair Inc.	633,306	77,289
	Ecolab Inc.	586,009	72,108
	Air Products & Chemicals
	Inc.	455,808	70,933
	LyondellBasell Industries
	NV Class A	805,210	63,523
	PPG Industries Inc.	590,581	62,531
	Sherwin-Williams Co.	174,549	49,521
	International Flavors &
	Fragrances Inc.	176,929	24,519
	Eastman Chemical Co.	330,057	22,408
	Mosaic Co.	737,755	22,184
	Celanese Corp. Class A	327,412	21,095
	Albemarle Corp.	249,353	19,941
	Valspar Corp.	167,176	17,622
	Ashland Inc.	137,737	16,126
	RPM International Inc.	294,382	16,053
	FMC Corp.	296,147	13,901
*	Axalta Coating Systems
	Ltd.	476,856	13,648
	CF Industries Holdings
	Inc.	516,462	13,428
	WR Grace & Co.	156,292	12,211
	NewMarket Corp.	21,011	9,118
	Scotts Miracle-Gro Co.
	Class A	102,089	8,453
	Olin Corp.	365,859	7,917
	Huntsman Corp.	449,435	7,771
	Sensient Technologies
	Corp.	99,644	7,297
	Cabot Corp.	138,185	6,890
	PolyOne Corp.	186,542	6,430
	Minerals Technologies
	Inc.	77,296	5,455
	Chemours Co.	402,026	5,303
	HB Fuller Co.	110,449	5,244
	Balchem Corp.	69,670	4,879
	Trinseo SA	82,361	4,765
*	GCP Applied
	Technologies Inc.	155,868	4,561
	Westlake Chemical Corp.	86,625	4,489
*	Ingevity Corp.	93,449	4,147
*	Chemtura Corp.	134,875	4,045
	Innospec Inc.	53,215	3,155
	Stepan Co.	44,312	3,113
*	Platform Specialty
	Products Corp.	329,328	2,980
	Quaker Chemical Corp.	29,243	2,924

*	Kraton Performance
	Polymers Inc.	67,685	2,441
*	Ferro Corp.	165,420	2,207
	Innophos Holdings Inc.	42,588	1,798
*	Flotek Industries Inc.	111,984	1,736
	A Schulman Inc.	64,551	1,646
	Calgon Carbon Corp.	112,274	1,628
*	Koppers Holdings Inc.	45,476	1,484
	Tronox Ltd. Class A	142,656	1,302
	Rayonier Advanced
	Materials Inc.	94,403	1,161
	American Vanguard Corp.	57,687	972
	Hawkins Inc.	20,770	907
	Tredegar Corp.	46,672	879
	FutureFuel Corp.	52,580	615
*	LSB Industries Inc.	45,382	545
^	Kronos Worldwide Inc.	51,156	455
*,^	TerraVia Holdings Inc.	151,467	401
*	AgroFresh Solutions Inc.	49,533	301
*	Intrepid Potash Inc.	120,542	166
			1,110,576
Construction Materials (4.5%)
	Vulcan Materials Co.	295,726	33,674
	Martin Marietta Materials
	Inc.	133,929	24,513
	Eagle Materials Inc.	107,134	8,611
*	Summit Materials Inc.
	Class A	167,253	3,302
*	Headwaters Inc.	163,472	2,964
*	US Concrete Inc.	32,051	1,699
	United States Lime &
	Minerals Inc.	5,041	323
			75,086
Containers & Packaging (14.1%)
	International Paper Co.	867,229	42,052
	Ball Corp.	367,111	29,071
	WestRock Co.	563,558	26,994
	Sealed Air Corp.	437,726	20,630
*	Crown Holdings Inc.	309,401	16,779
	Packaging Corp. of
	America	208,898	16,426
	Avery Dennison Corp.	198,211	15,349
*	Berry Plastics Group Inc.	268,455	12,185
	Sonoco Products Co.	223,674	11,528
	Bemis Co. Inc.	209,884	11,040
	AptarGroup Inc.	139,710	10,895
	Graphic Packaging Holding
	Co.	715,765	10,264
*	Owens-Illinois Inc.	338,942	6,077
	Silgan Holdings Inc.	93,716	4,510
	Greif Inc. Class A	56,642	2,415
*	Multi Packaging Solutions
	International Ltd.	68,306	958
	Myers Industries Inc.	53,059	761
			237,934

Metals & Mining (13.6%)
	Newmont Mining Corp.	1,177,076	45,011
	Nucor Corp.	705,817	34,239
	Alcoa Inc.	2,919,572	29,429
	Freeport-McMoRan Inc.	2,640,828	27,174
	Steel Dynamics Inc.	539,338	13,278
	Reliance Steel &
	Aluminum Co.	160,624	11,578
	Royal Gold Inc.	144,597	10,602
	United States Steel Corp.	367,029	7,135
	Compass Minerals
	International Inc.	74,777	5,573
	Hecla Mining Co.	852,590	4,757
	Worthington Industries Inc.	104,765	4,494
*	Coeur Mining Inc.	338,262	4,309
^	Allegheny Technologies
	Inc.	241,371	4,118
	Commercial Metals Co.	255,344	3,963
	Carpenter Technology
	Corp.	103,827	3,767
	Kaiser Aluminum Corp.	39,769	3,390
*	Stillwater Mining Co.	267,476	3,384
*,^	Cliffs Natural Resources
	Inc.	480,702	2,740
*	AK Steel Holding Corp.	528,815	2,359
^	McEwen Mining Inc.	496,670	1,704
	Materion Corp.	44,232	1,298
	Schnitzer Steel Industries
	Inc.	58,531	1,099
	Haynes International Inc.	27,383	1,010
	SunCoke Energy Inc.	133,688	872
*	TimkenSteel Corp.	82,998	818
*	Century Aluminum Co.	114,681	720
			228,821
Paper & Forest Products (1.8%)
*	Louisiana-Pacific Corp.	317,276	6,181
	Domtar Corp.	138,853	5,182
	KapStone Paper and
	Packaging Corp.	202,928	3,553
	Neenah Paper Inc.	37,079	2,982
	Schweitzer-Mauduit
	International Inc.	67,526	2,652
*	Clearwater Paper Corp.	37,934	2,355
*	Boise Cascade Co.	85,567	2,245
	PH Glatfelter Co.	96,063	2,130
	Deltic Timber Corp.	24,679	1,750
	Mercer International Inc.	99,514	827
*	Resolute Forest Products
	Inc.	136,859	794
			30,651
Total Common Stocks
(Cost $1,698,390)			1,683,068

Materials Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
[1,2] Vanguard Market Liquidity
Fund, 0.612%
(Cost $6,266)	62,654	6,266
Total Investments (100.4%)
(Cost $1,704,656)		1,689,334

		Amount
		($000)
Other Assets and Liabilities (-0.4%)
Other Assets
Investment in Vanguard		130
Receivables for Investment Securities Sold		3,783
Receivables for Accrued Income		3,218
Receivables for Capital Shares Issued		417
Other Assets		299
Total Other Assets		7,847
Liabilities
Payables for Investment Securities
Purchased		(9,374)
Collateral for Securities on Loan		(3,500)
Payables for Capital Shares Redeemed		(280)
Payables to Vanguard		(821)
Other Liabilities		(2)
Total Liabilities		(13,977)
Net Assets (100%)		1,683,204

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,755,666
Undistributed Net Investment Income	6,122
Accumulated Net Realized Losses	(63,262)
Unrealized Appreciation (Depreciation)	(15,322)
Net Assets	1,683,204

ETF Shares—Net Assets
Applicable to 13,387,563 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,447,974
Net Asset Value Per Share—
ETF Shares	$108.16

Admiral Shares—Net Assets
Applicable to 4,268,344 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	235,230
Net Asset Value Per Share—
Admiral Shares	$55.11

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,178,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $3,500,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	28,275
Interest[1]	4
Securities Lending—Net	274
Total Income	28,553
Expenses
The Vanguard Group—Note B
Investment Advisory Services	244
Management and Administrative—
ETF Shares	723
Management and Administrative—
Admiral Shares	127
Marketing and Distribution—
ETF Shares	81
Marketing and Distribution—
Admiral Shares	22
Custodian Fees	8
Auditing Fees	35
Shareholders’ Reports—ETF Shares	71
Shareholders’ Reports—Admiral Shares	3
Trustees’ Fees and Expenses	1
Total Expenses	1,315
Net Investment Income	27,238
Realized Net Gain (Loss) on
Investment Securities Sold[1]	49,519
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	121,531
Net Increase (Decrease) in Net Assets
Resulting from Operations	198,288
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $4,000 and $0, respectively.

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,238	27,276
Realized Net Gain (Loss)	49,519	143,930
Change in Unrealized Appreciation (Depreciation)	121,531	(391,920)
Net Increase (Decrease) in Net Assets Resulting from Operations	198,288	(220,714)
Distributions
Net Investment Income
ETF Shares	(32,837)	(22,046)
Admiral Shares	(5,856)	(2,938)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(38,693)	(24,984)
Capital Share Transactions
ETF Shares	290,064	(86,050)
Admiral Shares	18,673	49,594
Net Increase (Decrease) from Capital Share Transactions	308,737	(36,456)
Total Increase (Decrease)	468,332	(282,154)
Net Assets
Beginning of Period	1,214,872	1,497,026
End of Period[1]	1,683,204	1,214,872
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,122,000 and $17,577,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$96.39	$113.50	$90.94	$79.81	$77.59
Investment Operations
Net Investment Income	1.980	2.126	1.847	1.993	1.537
Net Realized and Unrealized Gain (Loss)
on Investments	12.770	(17.344)	22.612	10.708	2.259
Total from Investment Operations	14.750	(15.218)	24.459	12.701	3.796
Distributions
Dividends from Net Investment Income	(2.980)	(1.892)	(1.899)	(1.571)	(1.576)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.980)	(1.892)	(1.899)	(1.571)	(1.576)
Net Asset Value, End of Period	$108.16	$96.39	$113.50	$90.94	$79.81

Total Return	15.83%	-13.56%	27.17%	16.08%	5.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,448	$1,022	$1,323	$796	$642
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.06%	1.86%	1.88%	2.32%	1.93%
Portfolio Turnover Rate[1]	6%	4%	4%	7%	7%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$49.12	$57.84	$46.34	$40.66	$39.53
Investment Operations
Net Investment Income	1.008	1.088	.936	1.014	.783
Net Realized and Unrealized Gain (Loss)
on Investments	6.505	(8.846)	11.528	5.464	1.151
Total from Investment Operations	7.513	(7.758)	12.464	6.478	1.934
Distributions
Dividends from Net Investment Income	(1.523)	(. 962)	(. 964)	(.798)	(. 804)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.523)	(. 962)	(. 964)	(.798)	(. 804)
Net Asset Value, End of Period	$55.11	$49.12	$57.84	$46.34	$40.66

Total Return[1]	15.80%	-13.54%	27.18%	16.12%	5.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$235	$193	$175	$139	$123
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.06%	1.86%	1.88%	2.32%	1.93%
Portfolio Turnover Rate[2]	6%	4%	4%	7%	7%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Notes to Financial Statements

Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Materials Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $130,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $56,915,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $6,842,000 of ordinary income available for distribution. At August 31, 2016, the fund had available capital losses totaling $63,262,000 to offset future net capital gains. Of this amount, $39,290,000 is subject to expiration dates; $18,156,000 may be used to offset future net capital gains through August 31, 2018, and $21,134,000 through August 31, 2019. Capital losses of $23,972,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2016, the cost of investment securities for tax purposes was $1,704,656,000. Net unrealized depreciation of investment securities for tax purposes was $15,322,000, consisting of unrealized gains of $177,672,000 on securities that had risen in value since their purchase and $192,994,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2016, the fund purchased $576,196,000 of investment securities and sold $278,372,000 of investment securities, other than temporary cash investments. Purchases and sales include $455,868,000 and $194,055,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Materials Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	490,113	4,832	383,741	3,553
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(200,049)	(2,050)	(469,791)	(4,600)
Net Increase (Decrease)—ETF Shares	290,064	2,782	(86,050)	(1,047)
Admiral Shares
Issued	86,862	1,723	83,611	1,523
Issued in Lieu of Cash Distributions	5,125	107	2,371	45
Redeemed	(73,314)	(1,482)	(36,388)	(665)
Net Increase (Decrease) —Admiral Shares	18,673	348	49,594	903

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

Telecommunication Services Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VOX	VTCAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	3.09%	3.09%

Portfolio Characteristics
		MSCI
		US IMI/
		Telecom	MSCI
		Services	US IMI/
	Fund	25/50	2500
Number of Stocks	31	29	2,476
Median Market Cap	$24.6B	$38.1B	$51.2B
Price/Earnings Ratio	23.4x	23.2x	23.4x
Price/Book Ratio	2.5x	2.5x	2.8x
Return on Equity	20.5%	20.4%	16.7%
Earnings Growth Rate	5.4%	5.5%	7.4%
Dividend Yield	3.1%	3.2%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	20%	—	—
Short-Term Reserves	-0.4%	—	—

Volatility Measures
	MSCI US
	IMI/Telecom
	Services	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.33
Beta	1.00	0.61
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Alternative Carriers	18.6%
Integrated Telecommunication Services	66.5
Wireless Telecommunication Services	14.8
Other Telecommunication Services	0.1

Ten Largest Holdings (% of total net assets)

AT&T Inc.	Integrated
	Telecommunication
	Services	22.4%
Verizon	Integrated
Communications	Telecommunication
Inc.	Services	22.4
SBA	Integrated
Communications	Telecommunication
Corp.	Services	4.2
T-Mobile US Inc.	Wireless
	Telecommunication
	Services	4.1
Level 3
Communications Inc.	Alternative Carriers	4.1
CenturyLink Inc.	Integrated
	Telecommunication
	Services	4.0
Sprint Corp.	Wireless
	Telecommunication
	Services	2.9
Frontier	Integrated
Communications	Telecommunication
Corp.	Services	2.3
Telephone	Wireless
& Data Systems	Telecommunication
Inc.	Services	1.9
Zayo Group
Holdings Inc.	Alternative Carriers	1.9
Top Ten Total		70.2%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Telecommunication Services Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2006–August 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended August 31, 2016			of a $10,000
	One Year	Five Years	Ten Years	Investment
Telecommunication Services Index Fund
ETF Shares Net Asset Value	19.14%	11.84%	7.04%	$19,753
Telecommunication Services Index Fund
ETF Shares Market Price	19.09	11.80	7.01	19,683
Spliced US IMI/Telecommunication
Services 25/50	19.08	11.86	6.75	19,210
Telecommunication Funds Average	10.69	9.71	4.43	15,430
MSCI US IMI/2500	11.48	14.51	7.80	21,187
For a benchmark description, see the Glossary.
Telecommunication Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Telecommunication Services Index Fund
Admiral Shares	19.14%	11.86%	7.05%	$197,568
Spliced US IMI/Telecommunication Services 25/50	19.08	11.86	6.75	192,097
MSCI US IMI/2500	11.48	14.51	7.80	211,866

See Financial Highlights for dividend and capital gains information.

96

Telecommunication Services Index Fund

Fiscal-Year Total Returns (%): August 31, 2006--August 31, 2016

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2006--August 31, 2016

	One Year	Five Years	Ten Years
Telecommunication Services Index Fund ETF Shares Market Price	19.09%	74.67%	96.83%
Telecommunication Services Index Fund ETF Shares Net Asset Value	19.14	74.96	97.53
Spliced US IMI/Telecommunication Services 25/50	19.08	75.15	92.10

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents total returns through the latest calendar quarter------rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	9/23/2004
Market Price		18.69%	10.56%	7.98%
Net Asset Value		18.75	10.54	7.96
Admiral Shares	3/11/2005	18.76	10.57	7.96

See Financial Highlights for dividend and capital gains information.

97

Telecommunication Services Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)[1]
Diversified Telecommunication Services (84.7%)
	Alternative Carriers (18.5%)
*	Level 3 Communications
	Inc.	1,264,989	62,782
*	Zayo Group Holdings Inc.	1,020,042	29,592
*	Vonage Holdings Corp.	4,531,303	26,327
*	ORBCOMM Inc.	2,644,296	26,311
	Cogent Communications
	Holdings Inc.	708,528	25,181
*,2	Lumos Networks Corp.	1,770,994	24,351
*,^	Iridium Communications
	Inc.	2,879,530	23,987
*,^	Globalstar Inc.	15,268,188	23,818
*,^,2pdvWireless Inc.		881,682	22,562
	Inteliquent Inc.	1,338,785	22,277

	Integrated Telecommunication Services (66.2%)
	AT&T Inc.	8,475,585	346,482
	Verizon Communications
	Inc.	6,613,641	346,092
*	SBA Communications
	Corp. Class A	569,375	64,994
	CenturyLink Inc.	2,211,000	61,466
	Frontier Communications
	Corp.	7,646,982	35,176
*	Cincinnati Bell Inc.	6,684,362	27,940
^	Windstream Holdings Inc.	3,193,049	27,173
	Consolidated
	Communications
	Holdings Inc.	1,085,812	26,114
	IDT Corp. Class B	1,611,272	23,992
	ATN International Inc.	341,243	22,297
*	General Communication
	Inc. Class A	1,588,018	22,073
*,2	FairPoint
	Communications Inc.	1,510,902	21,062
			1,312,049
Other (0.1%)[3]
*	Leap Wireless
	International Inc CVR	577,114	1,454

	Software (0.1%)
	Application Software (0.1%)
*	8x8 Inc.	63,473	842

Wireless Telecommunication Services (14.7%)
*	T-Mobile US Inc.	1,369,684	63,471
	*,^ Sprint Corp.	7,146,830	44,167
	Telephone & Data
	Systems Inc.	1,074,228	29,939
	*,^,2NII Holdings Inc.	7,541,426	25,113
	Shenandoah
	Telecommunications Co.	905,166	23,281
*	United States Cellular
	Corp.	566,484	21,085
2	Spok Holdings Inc.	1,269,207	21,005
			228,061
	Total Common Stocks
	(Cost $1,513,010)		1,542,406
Temporary Cash Investments (4.7%)[1]
	Money Market Fund (4.7%)
[4,5]	Vanguard Market Liquidity
	Fund, 0.612%	717,410	71,748

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[6,7]	Federal Home Loan Bank
	Discount Notes, 0.465%,
	10/28/16	500	500
Total Temporary Cash Investments
	(Cost $72,242)		72,248
	Total Investments (104.3%)
	(Cost $1,585,252)		1,614,654
Other Assets and Liabilities (-4.3%)
	Other Assets		38,982
	Liabilities[5]		(105,616)
			(66,634)
	Net Assets (100%)		1,548,020

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	1,428,813
Affiliated Vanguard Funds	71,748
Other Affiliated Issuers	114,093
Total Investments in Securities	1,614,654
Investment in Vanguard	145
Receivables for Investment Securities Sold	36,972
Receivables for Accrued Income	1,835
Receivables for Capital Shares Issued	30
Total Assets	1,653,636
Liabilities
Payables for Investment Securities
Purchased	31,929
Collateral for Securities on Loan	71,740
Payables for Capital Shares Redeemed	47
Payables to Vanguard	491
Other Liabilities	1,409
Total Liabilities	105,616
Net Assets	1,548,020

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,584,737
Undistributed Net Investment Income	11,581
Accumulated Net Realized Losses	(77,700)
Unrealized Appreciation (Depreciation)	29,402
Net Assets	1,548,020

ETF Shares—Net Assets
Applicable to 15,587,498 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,483,306
Net Asset Value Per Share—
ETF Shares	$95.16

Admiral Shares—Net Assets
Applicable to 1,334,443 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	64,714
Net Asset Value Per Share—
Admiral Shares	$48.50

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $64,065,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and 4.2%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 “Other” represents securities that are not classified by the fund’s benchmark index.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $71,740,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 After August 31, 2016, the fund posted collateral of $300,000 in connection with open futures contracts as of August 31, 2016.
CVR—Contingent Value Rights.
See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	38,420
Interest	11
Securities Lending—Net	952
Total Income	39,383
Expenses
The Vanguard Group—Note B
Investment Advisory Services	226
Management and Administrative—
ETF Shares	747
Management and Administrative—
Admiral Shares	26
Marketing and Distribution—
ETF Shares	99
Marketing and Distribution—
Admiral Shares	4
Custodian Fees	1
Auditing Fees	35
Shareholders’ Reports—ETF Shares	102
Shareholders’ Reports—Admiral Shares	1
Trustees’ Fees and Expenses	1
Total Expenses	1,242
Net Investment Income	38,141
Realized Net Gain (Loss)
Investment Securities Sold	87,106
Futures Contracts	916
Realized Net Gain (Loss)	88,022
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	78,559
Futures Contracts	5
Change in Unrealized Appreciation
(Depreciation)	78,564
Net Increase (Decrease) in Net Assets
Resulting from Operations	204,727

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	38,141	29,082
Realized Net Gain (Loss)	88,022	42,731
Change in Unrealized Appreciation (Depreciation)	78,564	(100,588)
Net Increase (Decrease) in Net Assets Resulting from Operations	204,727	(28,775)
Distributions
Net Investment Income
ETF Shares	(46,291)	(21,393)
Admiral Shares	(1,424)	(655)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(47,715)	(22,048)
Capital Share Transactions
ETF Shares	535,585	101,293
Admiral Shares	35,852	301
Net Increase (Decrease) from Capital Share Transactions	571,437	101,594
Total Increase (Decrease)	728,449	50,771
Net Assets
Beginning of Period	819,571	768,800
End of Period[1]	1,548,020	819,571
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $11,581,000 and $21,155,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$83.80	$88.44	$78.54	$70.82	$65.11
Investment Operations
Net Investment Income	2.622	2.789	2.394	3.734[1]	2.105[2]
Net Realized and Unrealized Gain (Loss)
on Investments	12.811	(5.178)	10.749	6.455	5.614
Total from Investment Operations	15.433	(2.389)	13.143	10.189	7.719
Distributions
Dividends from Net Investment Income	(4.073)	(2.251)	(3.243)	(2.469)	(2.009)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.073)	(2.251)	(3.243)	(2.469)	(2.009)
Net Asset Value, End of Period	$95.16	$83.80	$88.44	$78.54	$70.82

Total Return	19.14%	-2.72%	17.08%	14.78%	12.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,483	$795	$743	$511	$524
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	3.10%	3.20%	3.29%	4.56%[1]	3.24%
Portfolio Turnover Rate[3]	20%	18%	19%	19%	28%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.704 and 0.89%, respectively, resulting from a special dividend received in connection with a merger between T-Mobile US Inc. and MetroPCS Communications Inc. in May 2013.
2 Calculated based on average shares outstanding.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$42.71	$45.07	$40.02	$36.09	$33.18
Investment Operations
Net Investment Income	1.337	1.419	1.217	1.906[1]	1.082[2]
Net Realized and Unrealized Gain (Loss)
on Investments	6.529	(2.637)	5.486	3.284	2.845
Total from Investment Operations	7.866	(1.218)	6.703	5.190	3.927
Distributions
Dividends from Net Investment Income	(2.076)	(1.142)	(1.653)	(1.260)	(1.017)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.076)	(1.142)	(1.653)	(1.260)	(1.017)
Net Asset Value, End of Period	$48.50	$42.71	$45.07	$40.02	$36.09

Total Return [3]	19.14%	-2.66%	17.13%	14.80%	12.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$65	$24	$26	$21	$19
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	3.10%	3.20%	3.29%	4.56%[1]	3.24%
Portfolio Turnover Rate[4]	20%	18%	19%	19%	28%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.359 and 0.89%, respectively, resulting from a special dividend received in connection with a merger between T-Mobile US Inc. and MetroPCS Communications Inc. in May 2013.
2 Calculated based on average shares outstanding.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements

Telecommunication Services Index Fund

Notes to Financial Statements

Vanguard Telecommunication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities

Telecommunication Services Index Fund

lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $145,000, representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Telecommunication Services Index Fund

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,540,952	—	1,454
Temporary Cash Investments	71,748	500	—
Total	1,612,700	500	1,454

D. At August 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2016	64	6,942	—

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $76,433,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $11,992,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $11,568,000 to offset taxable capital gains realized during the year ended August 31, 2016. At August 31, 2016, the fund had available capital losses totaling $77,701,000 to offset future net capital gains. Of this amount, $45,285,000 is subject to expiration dates; $7,492,000 may be used to offset future net capital gains through August 31, 2017, $26,335,000 through August 31, 2018, and $11,458,000 through August 31, 2019. Capital losses of $32,416,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2016, the cost of investment securities for tax purposes was $1,585,252,000. Net unrealized appreciation of investment securities for tax purposes was $29,402,000, consisting of unrealized gains of $85,293,000 on securities that had risen in value since their purchase and $55,891,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2016, the fund purchased $1,223,405,000 of investment securities and sold $667,294,000 of investment securities, other than temporary cash investments. Purchases and sales include $912,852,000 and $420,633,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Telecommunication Services Index Fund

G. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	956,306	10,625	463,270	5,334
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(420,721)	(4,525)	(361,977)	(4,250)
Net Increase (Decrease)—ETF Shares	535,585	6,100	101,293	1,084
Admiral Shares
Issued	55,638	1,179	13,873	310
Issued in Lieu of Cash Distributions	1,210	28	527	13
Redeemed	(20,996)	(446)	(14,099)	(317)
Net Increase (Decrease) —Admiral Shares	35,852	761	301	6

At August 31, 2016, one shareholder was the record or beneficial owner of 33% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Aug. 31,		Proceeds			Aug. 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
FairPoint Communications Inc.	NA [2]	20,414	6,448	—	—	21,062
Lumos Networks Corp.	NA [2]	19,197	7,222	—	—	24,351
NII Holdings Inc.	—	28,783	2,280	—	—	25,113
pdvWireless Inc.	—	33,284	7,577	—	—	22,562
Spok Holdings Inc.	NA [2]	16,432	6,864	656	—	21,005
Vanguard Market Liquidity Fund	8,004	NA [3]	NA [3]	10	—	71,748
Total	8,004			666	—	185,841

1 Includes net realized gain (loss) on affiliated investment securities sold of $659,000.
2 Not applicable—at August 31, 2015, the issuer was not an affiliated company of the fund.
3 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

Utilities Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VPU	VUIAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	3.33%	3.33%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Utilities	US IMI/
	Fund	25/50	2500
Number of Stocks	80	80	2,476
Median Market Cap	$22.9B	$22.9B	$51.2B
Price/Earnings Ratio	21.9x	21.9x	23.4x
Price/Book Ratio	1.9x	1.9x	2.8x
Return on Equity	9.9%	9.9%	16.7%
Earnings Growth Rate	1.9%	`1.9%	7.4%
Dividend Yield	3.4%	3.4%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	3%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Utilities	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.05
Beta	1.00	0.27
These measures show the degree and timing of the fund’s

Subindustry Diversification
(% of equity exposure)

Electric Utilities	57.8%
Gas Utilities	6.6
Independent Power Producers
& Energy Traders	2.6
Multi-Utilities	29.1
Water Utilities	3.1
Other Utilities	0.8

Ten Largest Holdings (% of total net assets)

NextEra Energy Inc.	Electric Utilities	7.5%
Duke Energy Corp.	Electric Utilities	7.3
Southern Co.	Electric Utilities	6.4
Dominion Resources Inc.	Multi-Utilities	6.1
American Electric
Power Co. Inc.	Electric Utilities	4.2
Exelon Corp.	Electric Utilities	4.2
PG&E Corp.	Electric Utilities	4.1
Sempra Energy	Multi-Utilities	3.3
Edison International	Electric Utilities	3.2
PPL Corp.	Electric Utilities	3.1
Top Ten		49.4%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Utilities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2006–August 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended August 31, 2016			of a $10,000
	One Year	Five Years	Ten Years	Investment
Utilities Index Fund
ETF Shares Net Asset Value	21.40%	12.11%	7.71%	$21,014
Utilities Index Fund
ETF Shares Market Price	21.37	12.10	7.70	21,006
Spliced US IMI/Utilities 25/50	21.46	12.24	7.89	21,362
Utility Funds Average	12.60	9.31	5.85	17,660
MSCI US IMI/2500	11.48	14.51	7.80	21,187
For a benchmark description, see the Glossary.
Utility Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Utilities Index Fund Admiral Shares	21.42%	12.12%	7.71%	$210,068
Spliced US IMI/Utilities 25/50	21.46	12.24	7.89	213,617
MSCI US IMI/2500	11.48	14.51	7.80	211,866

See Financial Highlights for dividend and capital gains information.

107

Utilities Index Fund

Fiscal-Year Total Returns (%): August 31, 2006--August 31, 2016

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2006--August 31, 2016

	One Year	Five Years	Ten Years
Utilities Index Fund ETF Shares Market Price	21.37%	77.05%	110.06%
Utilities Index Fund ETF Shares Net Asset Value	21.40	77.07	110.14
Spliced US IMI/Utilities 25/50	21.46	78.16	113.62

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents total returns through the latest calendar quarter------rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		31.68%	13.72%	9.22%
Net Asset Value		31.72	13.72	9.21
Admiral Shares	4/28/2004	31.71	13.74	9.20

See Financial Highlights for dividend and capital gains information.

108

Utilities Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (100.0%)
Electric Utilities (57.8%)
NextEra Energy Inc.	1,821,533	220,296
Duke Energy Corp.	2,714,496	216,237
Southern Co.	3,698,254	189,831
American Electric Power
Co. Inc.	1,941,464	125,360
Exelon Corp.	3,631,640	123,476
PG&E Corp.	1,954,544	121,064
Edison International	1,283,708	93,351
PPL Corp.	2,667,313	92,769
Xcel Energy Inc.	2,001,424	82,779
Eversource Energy	1,253,764	67,666
Entergy Corp.	704,193	55,068
FirstEnergy Corp.	1,673,411	54,771
Alliant Energy Corp.	894,014	33,928
Pinnacle West Capital
Corp.	437,797	32,852
Westar Energy Inc.
Class A	558,639	30,692
ITC Holdings Corp.	602,847	27,261
OGE Energy Corp.	787,405	24,512
Great Plains Energy Inc.	611,541	16,609
IDACORP Inc.	198,740	15,118
Portland General Electric
Co.	350,478	14,759
Hawaiian Electric
Industries Inc.	424,982	12,754
ALLETE Inc.	184,251	10,926
Avangrid Inc.	243,692	10,138
PNM Resources Inc.	314,083	9,985
MGE Energy Inc.	136,616	7,506
El Paso Electric Co.	159,576	7,291
Empire District Electric
Co.	164,326	5,557
Otter Tail Corp.	135,060	4,624
Spark Energy Inc. Class A	19,863	576
		1,707,756
Gas Utilities (6.6%)
UGI Corp.	680,830	30,964
Atmos Energy Corp.	402,711	29,680
Piedmont Natural Gas
Co. Inc.	319,690	19,213
Questar Corp.	691,632	17,298
National Fuel Gas Co.	284,619	16,240
Southwest Gas Corp.	187,119	13,065
ONE Gas Inc.	205,589	12,588
WGL Holdings Inc.	197,920	12,437
Spire Inc.	179,951	11,643
New Jersey Resources
Corp.	339,235	11,412

	South Jersey Industries Inc.	313,433	9,303
	Northwest Natural Gas Co.	108,212	6,463
	Chesapeake Utilities Corp.	60,592	3,857
			194,163
Independent Power and Renewable
Electricity Producers (3.4%)
	AES Corp.	2,596,374	31,338
*	Calpine Corp.	1,344,115	16,775
	NRG Energy Inc.	1,243,395	15,057
	Ormat Technologies Inc.	146,353	7,083
	Pattern Energy Group Inc.
	Class A	271,470	6,461
*	Dynegy Inc.	393,354	4,984
^	NextEra Energy Partners
	LP	162,597	4,736
	NRG Yield Inc.	247,192	4,163
*	Talen Energy Corp.	252,913	3,493
	TerraForm Power Inc.
	Class A	190,057	2,440
	NRG Yield Inc. Class A	136,889	2,203
^	8Point3 Energy Partners LP 78,825		1,227
	TerraForm Global Inc.
	Class A	320,405	1,160
*,^	Vivint Solar Inc.	83,732	266
			101,386
Multi-Utilities (29.1%)
	Dominion Resources Inc.	2,428,116	180,069
	Sempra Energy	933,848	97,708
	Consolidated Edison Inc.	1,193,211	89,789
	Public Service Enterprise
	Group Inc.	1,993,435	85,239
	WEC Energy Group Inc.	1,243,664	74,471
	DTE Energy Co.	706,909	65,672
	Ameren Corp.	955,952	47,243
	CMS Energy Corp.	1,103,083	46,296
	SCANA Corp.	534,913	37,792
	CenterPoint Energy Inc.	1,611,806	36,217
	NiSource Inc.	1,268,988	30,379
	MDU Resources Group
	Inc.	731,601	17,244
	Vectren Corp.	326,436	15,966
	Black Hills Corp.	202,985	11,877
	NorthWestern Corp.	190,295	11,003
	Avista Corp.	249,356	10,129
	Unitil Corp.	52,673	2,083
			859,177
Water Utilities (3.1%)
	American Water Works
	Co. Inc.	702,354	51,967
	Aqua America Inc.	700,987	21,317

California Water Service
Group	188,912	5,760
American States Water Co.	143,881	5,608
SJW Corp.	60,644	2,589
Middlesex Water Co.	64,084	2,139
Connecticut Water Service
Inc.	43,924	2,037
		91,417
Total Common Stocks
(Cost $2,827,569)		2,953,899
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market Liquidity
Fund, 0.612%
(Cost $948)	9,485	948
Total Investments (100.1%)
(Cost $2,828,517)		2,954,847

		Amount
		($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard		246
Receivables for Investment Securities Sold		12,550
Receivables for Accrued Income		15,246
Receivables for Capital Shares Issued		662
Total Other Assets		28,704
Liabilities
Payables for Investment Securities
Purchased		(11,671)
Collateral for Securities on Loan		(948)
Payables for Capital Shares Redeemed		(2,295)
Payables to Vanguard		(1,251)
Other Liabilities		(14,371)
Total Liabilities		(30,536)
Net Assets (100%)		2,953,015

Utilities Index Fund

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	2,828,395
Undistributed Net Investment Income	18,926
Accumulated Net Realized Losses	(20,636)
Unrealized Appreciation (Depreciation)	126,330
Net Assets	2,953,015

ETF Shares—Net Assets
Applicable to 20,949,814 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,249,024
Net Asset Value Per Share—
ETF Shares	$107.35

Admiral Shares—Net Assets
Applicable to 13,070,881 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	703,991
Net Asset Value Per Share—
Admiral Shares	$53.86

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $836,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $948,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	90,746
Interest[1]	12
Securities Lending—Net	19
Total Income	90,777
Expenses
The Vanguard Group—Note B
Investment Advisory Services	477
Management and Administrative—
ETF Shares	1,353
Management and Administrative—
Admiral Shares	397
Marketing and Distribution—
ETF Shares	160
Marketing and Distribution—
Admiral Shares	52
Custodian Fees	35
Auditing Fees	35
Shareholders’ Reports—ETF Shares	100
Shareholders’ Reports—Admiral Shares	5
Trustees’ Fees and Expenses	1
Total Expenses	2,615
Net Investment Income	88,162
Realized Net Gain (Loss) on
Investment Securities Sold[1]	206,278
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	183,126
Net Increase (Decrease) in Net Assets
Resulting from Operations	477,566
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $12,000 and $0, respectively.

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	88,162	78,150
Realized Net Gain (Loss)	206,278	124,697
Change in Unrealized Appreciation (Depreciation)	183,126	(229,003)
Net Increase (Decrease) in Net Assets Resulting from Operations	477,566	(26,156)
Distributions
Net Investment Income
ETF Shares	(65,440)	(61,341)
Admiral Shares	(17,938)	(15,775)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(83,378)	(77,116)
Capital Share Transactions
ETF Shares	357,214	(42,512)
Admiral Shares	172,991	21,845
Net Increase (Decrease) from Capital Share Transactions	530,205	(20,667)
Total Increase (Decrease)	924,393	(123,939)
Net Assets
Beginning of Period	2,028,622	2,152,561
End of Period[1]	2,953,015	2,028,622
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $18,926,000 and $14,142,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$91.41	$94.61	$81.32	$77.69	$72.52
Investment Operations
Net Investment Income	3.355	3.337	3.127	3.043	2.880
Net Realized and Unrealized Gain (Loss)
on Investments	15.889	(3.261)	13.261	3.675	5.080
Total from Investment Operations	19.244	. 076	16.388	6.718	7.960
Distributions
Dividends from Net Investment Income	(3.304)	(3.276)	(3.098)	(3.088)	(2.790)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.304)	(3.276)	(3.098)	(3.088)	(2.790)
Net Asset Value, End of Period	$107.35	$91.41	$94.61	$81.32	$77.69

Total Return	21.40%	-0.02%	20.55%	8.82%	11.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,249	$1,581	$1,711	$1,356	$1,154
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	3.38%	3.39%	3.59%	3.72%	3.93%
Portfolio Turnover Rate[1]	3%	7%	7%	7%	5%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$45.86	$47.47	$40.80	$38.99	$36.40
Investment Operations
Net Investment Income	1.683	1.676	1.569	1.529	1.452
Net Realized and Unrealized Gain (Loss)
on Investments	7.974	(1.641)	6.656	1.838	2.539
Total from Investment Operations	9.657	.035	8.225	3.367	3.991
Distributions
Dividends from Net Investment Income	(1.657)	(1.645)	(1.555)	(1.557)	(1.401)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.657)	(1.645)	(1.555)	(1.557)	(1.401)
Net Asset Value, End of Period	$53.86	$45.86	$47.47	$40.80	$38.99

Total Return[1]	21.42%	-0.01%	20.58%	8.83%	11.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$704	$447	$442	$347	$310
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	3.38%	3.39%	3.59%	3.72%	3.93%
Portfolio Turnover Rate[2]	3%	7%	7%	7%	5%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Notes to Financial Statements

Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income

Utilities Index Fund

over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $246,000, representing 0.01% of the fund’s net assets and 0.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $213,915,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $20,012,000 of ordinary income available for distribution. At August 31, 2016, the fund had available capital losses totaling $20,636,000 to offset future net capital gains. Of this amount, $6,018,000 is subject to expiration dates; $2,655,000 may be used to offset future net capital gains through August, 31 2018, and $3,363,000 through August 31, 2019. Capital losses of $14,618,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2016, the cost of investment securities for tax purposes was $2,828,517,000. Net unrealized appreciation of investment securities for tax purposes was $126,330,000, consisting of unrealized gains of $238,530,000 on securities that had risen in value since their purchase and $112,200,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2016, the fund purchased $1,430,325,000 of investment securities and sold $894,030,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,109,489,000 and $814,764,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Utilities Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,178,906	11,352	546,663	5,367
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(821,692)	(7,700)	(589,175)	(6,150)
Net Increase (Decrease)—ETF Shares	357,214	3,652	(42,512)	(783)
Admiral Shares
Issued	305,428	5,854	137,456	2,802
Issued in Lieu of Cash Distributions	13,618	273	11,811	248
Redeemed	(146,055)	(2,814)	(127,422)	(2,601)
Net Increase (Decrease) —Admiral Shares	172,991	3,313	21,845	449

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and the Shareholders of Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Telecommunication Services Index Fund and Vanguard Utilities Index Fund: In our opinion, the accompanying statements of net assets and statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Telecommunication Services Index Fund and Vanguard Utilities Index Fund (constituting separate portfolios of Vanguard World Fund, hereafter referred to as the “Funds”) at August 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 12, 2016

Special 2016 tax information (unaudited) for Vanguard U.S. Sector Index Funds

This information for the fiscal year ended August 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	($000)
Consumer Discretionary Index Fund	41,534
Consumer Staples Index Fund	112,900
Energy Index Fund	194,317
Financials Index Fund	52,754
Health Care Index Fund	121,322
Industrials Index Fund	60,629
Information Technology Index Fund	168,353
Materials Index Fund	38,693
Telecommunication Services Index Fund	47,715
Utilities Index Fund	83,378

Fund	Percentage
Consumer Discretionary Index Fund	99.7%
Consumer Staples Index Fund	100.0
Energy Index Fund	93.9
Financials Index Fund	61.3
Health Care Index Fund	100.0
Industrials Index Fund	97.6
Information Technology Index Fund	100.0
Materials Index Fund	93.8
Telecommunication Services Index Fund	98.7
Utilities Index Fund	100.0

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for one share class only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Sector Index Funds
Periods Ended August 31, 2016
	One Year	Five Years	Ten Years
Consumer Discretionary Index Fund ETF Shares
Returns Before Taxes	6.84%	17.61%	10.67%
Returns After Taxes on Distributions	6.32	17.28	10.41
Returns After Taxes on Distributions and Sale of Fund Shares	4.26	14.29	8.81

	One Year	Five Years	Ten Years
Consumer Staples Index Fund ETF Shares
Returns Before Taxes	17.36%	15.07%	11.05%
Returns After Taxes on Distributions	16.34	14.47	10.59
Returns After Taxes on Distributions and Sale of Fund Shares	10.52	12.10	9.12

	One Year	Five Years	Ten Years
Energy Index Fund ETF Shares
Returns Before Taxes	5.82%	1.24%	3.48%
Returns After Taxes on Distributions	4.73	0.75	3.13
Returns After Taxes on Distributions and Sale of Fund Shares	4.05	1.02	2.80

	One Year	Five Years	Ten Years
Financials Index Fund ETF Shares
Returns Before Taxes	8.93%	14.82%	0.59%
Returns After Taxes on Distributions	8.20	14.17	0.09
Returns After Taxes on Distributions and Sale of Fund Shares	5.32	11.74	0.36

	One Year	Five Years	Ten Years
Health Care Index Fund ETF Shares
Returns Before Taxes	2.61%	19.21%	10.80%
Returns After Taxes on Distributions	2.15	18.86	10.50
Returns After Taxes on Distributions and Sale of Fund Shares	1.83	15.65	8.92

Average Annual Total Returns: U.S. Sector Index Funds
Periods Ended August 31, 2016
	One Year	Five Years	Ten Years
Industrials Index Fund ETF Shares
Returns Before Taxes	15.78%	15.35%	8.29%
Returns After Taxes on Distributions	14.98	14.91	7.96
Returns After Taxes on Distributions and Sale of Fund Shares	9.47	12.36	6.74

	One Year	Five Years	Ten Years
Information Technology Index Fund ETF Shares
Returns Before Taxes	17.48%	16.20%	10.44%
Returns After Taxes on Distributions	16.92	15.90	10.25
Returns After Taxes on Distributions and Sale of Fund Shares	10.27	13.08	8.63

	One Year	Five Years	Ten Years
Materials Index Fund ETF Shares
Returns Before Taxes	15.83%	9.21%	7.69%
Returns After Taxes on Distributions	14.96	8.72	7.29
Returns After Taxes on Distributions and Sale of Fund Shares	9.50	7.26	6.24

	One Year	Five Years	Ten Years
Telecommunication Services Index Fund ETF Shares
Returns Before Taxes	19.14%	11.84%	7.04%
Returns After Taxes on Distributions	17.79	11.02	6.46
Returns After Taxes on Distributions and Sale of Fund Shares	11.70	9.38	5.66

	One Year	Five Years	Ten Years
Utilities Index Fund ETF Shares
Returns Before Taxes	21.40%	12.11%	7.71%
Returns After Taxes on Distributions	20.45	11.27	7.03
Returns After Taxes on Distributions and Sale of Fund Shares	12.78	9.58	6.20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2016
		Beginning	Ending	Expenses
		Account Value	Account Value	Paid During
Index Fund	Share Class	2/29/2016	8/31/2016	Period[1]
Based on Actual Fund Return
Consumer Discretionary	ETF	$1,000.00	$1,092.16	$0.63
	Admiral	1,000.00	1,092.16	0.58
Consumer Staples	ETF	$1,000.00	$1,091.45	$0.58
	Admiral	1,000.00	1,091.61	0.58
Energy	ETF	$1,000.00	$1,231.80	$0.67
	Admiral	1,000.00	1,231.91	0.62
Financials	ETF	$1,000.00	$1,185.44	$0.60
	Admiral	1,000.00	1,185.73	0.60
Health Care	ETF	$1,000.00	$1,118.88	$0.64
	Admiral	1,000.00	$1,118.92	0.64
Industrials	ETF	$1,000.00	$1,146.86	$0.59
	Admiral	1,000.00	1,146.79	0.59
Information Technology	ETF	$1,000.00	$1,174.61	$0.60
	Admiral	1,000.00	1,174.45	0.60
Materials	ETF	$1,000.00	$1,207.53	$0.61
	Admiral	1,000.00	1,207.37	0.61
Telecommunication Services	ETF	$1,000.00	$1,090.27	$0.58
	Admiral	1,000.00	1,090.53	0.58
Utilities	ETF	$1,000.00	$1,088.36	$0.68
	Admiral	1,000.00	1,088.39	0.68
Based on Hypothetical 5% Yearly Return
Consumer Discretionary	ETF	$1,000.00	$1,024.53	$0.61
	Admiral	1,000.00	1,024.58	0.56
Consumer Staples	ETF	$1,000.00	$1,024.58	$0.56
	Admiral	1,000.00	1,024.58	0.56
Energy	ETF	$1,000.00	$1,024.53	$0.61
	Admiral	1,000.00	1,024.58	0.56
Financials	ETF	$1,000.00	$1,024.58	$0.56
	Admiral	1,000.00	1,024.58	0.56
Health Care	ETF	$1,000.00	$1,024.53	$0.61
	Admiral	1,000.00	1,024.53	0.61
Industrials	ETF	$1,000.00	$1,024.58	$0.56
	Admiral	1,000.00	1,024.58	0.56
Information Technology	ETF	$1,000.00	$1,024.58	$0.56
	Admiral	1,000.00	1,024.58	0.56
Materials	ETF	$1,000.00	$1,024.58	$0.56
	Admiral	1,000.00	1,024.58	0.56
Telecommunication Services	ETF	$1,000.00	$1,024.58	$0.56
	Admiral	1,000.00	1,024.58	0.56
Utilities	ETF	$1,000.00	$1,024.48	$0.66
	Admiral	1,000.00	1,024.48	0.66

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are 0.12% for the Consumer Discretionary Index Fund ETF Shares and 0.11% for the Admiral Shares; 0.11% for the Consumer
Staples Index Fund ETF Shares and 0.11% for the Admiral Shares; 0.12% for the Energy Index Fund ETF Shares and 0.11% for the Admiral
Shares; 0.11% for the Financials Index Fund ETF Shares and 0.11% for the Admiral Shares; 0.12% for the Health Care Index Fund ETF
Shares and 0.12% for the Admiral Shares; 0.11% for the Industrials Index Fund ETF Shares and 0.11% for the Admiral Shares; 0.11% for
the Information Technology Index Fund ETF Shares and 0.11% for the Admiral Shares; 0.11% for the Materials Index Fund ETF Shares and
0.11% for the Admiral Shares; 0.11% for the Telecommunication Services Index Fund ETF Shares and 0.11% for the Admiral Shares; 0.13%
for the Utilities Index Fund ETF Shares and 0.13% for the Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Consumer Discretionary Index Fund, Consumer Staples Index Fund, Energy Index Fund, Financials Index Fund, Health Care Index Fund, Industrials Index Fund, Information Technology Index Fund, Materials Index Fund, Telecommunication Services Index Fund, and Utilities Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Index Group—serves as the investment advisor for each fund. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year directing the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance relative to its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced US IMI/Consumer Discretionary 25/50. MSCI US IMI/Consumer Discretionary
through February 26, 2010; MSCI US IMI/Consumer Discretionary 25/50 thereafter.

Spliced US IMI/Consumer Staples 25/50. MSCI US IMI/Consumer Staples through
February 26, 2010; MSCI US IMI/Consumer Staples 25/50 thereafter.

Spliced US IMI/Energy 25/50. MSCI US IMI/Energy through February 26, 2010;
MSCI US IMI/Energy 25/50 thereafter.

Spliced US IMI/Financials 25/50. MSCI US IMI/Financials through February 26, 2010;
MSCI US IMI/Financials 25/50 thereafter.

Spliced US IMI/Health Care 25/50. MSCI US IMI/Health Care through February 26, 2010;
MSCI US IMI/Health Care 25/50 thereafter.

Spliced US IMI/Industrials 25/50. MSCI US IMI/Industrials through February 26, 2010;
MSCI US IMI/Industrials 25/50 thereafter.

Spliced US IMI/Information Technology 25/50. MSCI US IMI/Information Technology Index
through February 26, 2010; MSCI US IMI/Information Technology 25/50 Index thereafter.

Spliced US IMI/Materials 25/50. MSCI US IMI/Materials through February 26, 2010;
MSCI US IMI/Materials 25/50 thereafter.

Spliced US IMI/Telecommunication Services 25/50. MSCI US IMI/Telecommunication
Services through February 26, 2010; MSCI US IMI/Telecommunication Services 25/50
thereafter.

Spliced US IMI/Utilities 25/50. MSCI US IMI/Utilities through February 26, 2010;
MSCI US IMI/Utilities 25/50 thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of
the Board. Principal Occupation(s) During the Past
Five Years and Other Experience: Chairman of the
Board of The Vanguard Group, Inc., and of each of
the investment companies served by The Vanguard
Group, since January 2010; Director of The Vanguard
Group since 2008; Chief Executive Officer and
President of The Vanguard Group, and of each of
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing
Corporation; Managing Director of The Vanguard
Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years and Other
Experience: Executive Chief Staff and Marketing
Officer for North America and Corporate Vice President
(retired 2008) of Xerox Corporation (document manage-
ment products and services); Executive in Residence
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director
of SPX FLOW, Inc. (multi-industry manufacturing);
Director of the United Way of Rochester, the University
of Rochester Medical Center, Monroe Community
College Foundation, North Carolina A&T University,
and Roberts Wesleyan College.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years and Other
Experience: Chairman and Chief Executive Officer
(retired 2009) and President (2006–2008) of
Rohm and Haas Co. (chemicals); Director of Tyco
International plc (diversified manufacturing and
services), HP Inc. (printer and personal computer
manufacturing), and Delphi Automotive plc
(automotive components); Senior Advisor at
New Mountain Capital.

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Sciences, and Professor of Communication, Annenberg
School for Communication, with secondary faculty
appointments in the Department of Philosophy, School
of Arts and Sciences, and at the Graduate School of
Education, University of Pennsylvania; Trustee of the
National Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years and
Other Experience: Corporate Vice President and
Chief Global Diversity Officer (retired 2008) and
Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2009) of Cummins Inc. (industrial machinery);
Chairman of the Board of Hillenbrand, Inc. (specialized
consumer services), and of Oxfam America; Director
of SKF AB (industrial machinery), Hyster-Yale Materials
Handling, Inc. (forklift trucks), the Lumina Foundation
for Education, and the V Foundation for Cancer
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.

Mark Loughridge
Born 1953. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.

Scott C. Malpass
Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors
for Spruceview Capital Partners, and the Investment
Advisory Committee of Major League Baseball; Board
Member of TIFF Advisory Services, Inc., and Catholic
Investment Services, Inc. (investment advisors).

André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment
firm); Director of Rand Merchant Bank; Overseer of the
Museum of Fine Arts Boston.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and
Other Experience: President and Chief Operating
Officer (retired 2010) of Corning Incorporated
(communications equipment); Chairman of the
Board of Trustees of Colby-Sawyer College;
Member of the Advisory Board of the Norris
Cotton Cancer Center.

Executive Officers

Glenn Booraem
Born 1967. Treasurer Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Principal of The Vanguard Group,
Inc.; Treasurer of each of the investment companies
served by The Vanguard Group; Controller of each of
the investment companies served by The Vanguard
Group (2010–2015); Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
investment companies served by The Vanguard Group;
Treasurer of each of the investment companies served
by The Vanguard Group (1998–2008).

Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Head of Global Fund Accounting
at The Vanguard Group, Inc.; Controller of each of the
investment companies served by The Vanguard Group;
Head of International Fund Services at The Vanguard
Group (2008–2014).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years and Other
Experience: Managing Director of The Vanguard
Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
Marketing Corporation.

Vanguard Senior ManagementTeam

Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by the
fund’s current prospectus.

The funds or securities referred to herein are not
sponsored, endorsed, or promoted by MSCI, and MSCI
bears no liability with respect to any such funds or
securities. The prospectus or the Statement of Additional
Information contains a more detailed description of the
limited relationship MSCI has with Vanguard and any
related funds.

All comparative mutual fund data are from Lipper Inc., a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or
by calling Vanguard at 800-662-2739. The guidelines
are also available from the SEC’s website, sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q4830 102016

Annual Report | August 31, 2016

Vanguard FTSE Social Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Fund Profile.	7
Performance Summary.	8
Financial Statements.	10
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Trustees Approve Advisory Arrangement.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard FTSE Social Index Fund returned about 10% for the 12 months ended August 31, 2016, closely tracking its target benchmark, the FTSE4Good US Select Index, and outpacing the average return of its large-capitalization growth fund peers.

• In keeping with its socially conscious approach, the fund tends to have greater exposure to sectors where companies are more likely to meet the index’s environmental, social, and governance criteria, such as the financial, technology, and health care sectors. It has less exposure to sectors where companies may fall short of the index’s requirements, such as oil and gas and industrials.

• The fund’s composition was an advantage for the most recent fiscal period. Technology (+18%) was the top contributor, followed by consumer goods (+15%), financials (+7%), and health care (+7%). Limited exposure to oil and gas (–17%), the only sector to produce a negative return, also helped.

Total Returns: Fiscal Year Ended August 31, 2016
Total
Returns
Vanguard FTSE Social Index Fund
Investor Shares	9.95%
Institutional Shares	10.09
FTSE4Good US Select Index	10.12
Large-Cap Growth Funds Average	6.69
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Total Returns: Ten Years Ended August 31, 2016
Average
Annual Return
FTSE Social Index Fund Investor Shares	6.65%
FTSE4Good US Select Index	6.87
Large-Cap Growth Funds Average	7.47
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Institutional	Peer Group
	Shares	Shares	Average
FTSE Social Index Fund	0.25%	0.15%	1.17%

The fund expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2016, the fund’s expense ratios were 0.22% for Investor Shares and 0.12% for Institutional Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2015.

Peer group: Large-Cap Growth Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Even as the global economy continued to expand at a slow but sustained pace over the 12 months ended August 31, 2016, a series of disquieting developments highlighted the importance for investors of remaining disciplined.

Chief among them was “Brexit”—the British public’s vote to exit the European Union—but plenty of others moved the markets as well. We saw sharp ups and downs in the prices of oil and other commodities, choppy U.S. job numbers, shifting expectations about when the Federal Reserve might raise interest rates again, and decreases in already negative yields for European and Japanese government bonds.

Beyond being the end of the fiscal period, August marked a milestone: 40 years since Vanguard introduced the first index mutual fund. In ways that are perhaps still not fully appreciated, indexing has vastly improved investing for individuals, advisors, and institutions all over the world. Later in this letter, I’ll discuss the revolution wrought by what was initially a little-heralded new fund from a fledgling outfit in Valley Forge, Pennsylvania.

Brexit added another layer of uncertainty for investors

I think it’s fair to say that the momentous June 23 Brexit vote caught even the British off guard. Although we saw some market jitters in the run-up to the referendum, the unexpected outcome triggered a spike in

3

volatility worldwide. Stocks around the world lost 5%–10% in U.S. dollar terms in the first two trading sessions following the vote, with U.K. and European markets among the hardest hit; global bonds, though, headed in the other direction. It was a textbook illustration of the value of having a diversified portfolio.

That kind of volatility can push investors to “do something.” But some of the worst days in the stock markets are sometimes followed by some of the best—as happened at the end of June. Investors who scrambled to protect their portfolios by shedding stocks amid headlines warning of a global market meltdown may well have ended up locking in post-Brexit losses, then missing out on the strong rebound that took place just days later. Those headlines were noise that investors would have been better off tuning out. I’m pleased to say that Vanguard investors on the whole did just that—we continued to see cash flows into our funds in the days after the vote.

For the 12 months, stocks generally finished higher, with U.S. stocks up more than 11% and international stocks about 3% for U.S.-based investors.

In a surprise, bonds turned in a solid performance that few would have predicted a year ago. It seemed as if rates had fallen so far that they couldn’t go any lower, but many did. Central banks in a number of European countries and Japan set key monetary policy rates below zero.

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	11.69%	12.02%	14.60%
Russell 2000 Index (Small-caps)	8.59	8.53	12.85
Russell 3000 Index (Broad U.S. market)	11.44	11.74	14.46
FTSE All-World ex US Index (International)	3.37	2.59	3.72

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.97%	4.37%	3.24%
Barclays Municipal Bond Index (Broad tax-exempt market)	6.88	6.47	4.80
Citigroup Three-Month U.S. Treasury Bill Index	0.18	0.05	0.06

CPI
Consumer Price Index	1.06%	0.98%	1.23%

4

When being ‘average’ is a lot better than average

Not only did Vanguard founder John C. Bogle launch the first index mutual fund in 1976, but he also was among the first to clearly explain to the investing public the benefits of what was then a novel, unproven strategy.

Back in 1977, in the first annual report for what was later renamed Vanguard 500 Index Fund,
Mr. Bogle wrote that an index fund ‘‘represents a tough and demanding ‘par.’ And if there are some professionals who can ‘beat par’ more often than not------in investing or in golf------they do not seem to be in the majority.’’

Mr. Bogle’s analogy has been borne out by historical returns. As you can see in the chart below, out of 1,238 actively managed large-capitalization funds, a clear majority-----65%-----
trailed the Standard & Poor’s 500 Index in average annual return over the decade ended
December 31, 2015. And 518 funds, or about 42% of the total number, trailed by more than
1 percentage point.

The track record looks even more discouraging when you consider that of the 35% of funds that outperformed the index, only 119------or about 10% in all------did so by more than 1 percentage point. The 315 others also took on risk to try to outperform the index (and likely experienced greater volatility) but came out ahead by less than 1 percentage point in average annual return.

Over a decade, a majority of active large-cap funds lagged the S&P 500 Index
Based on average annual returns, 2006---2015

Notes: Data based on average annual returns of all 1,238 existing actively managed large-cap funds over the decade ended December 31,
2015. Note that index funds seek to track the performance of a benchmark index but typically won't ‘‘match’’ the benchmark's returns because of the costs of passive indexing.
Sources: Vanguard calculations, using data from Standard & Poor’s.
Past performance is not a guarantee of future results. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.

5

These policies held down short-term rates, while more muted expectations for global growth and inflation weighed on longer-term rates.

Yields in the United States weren’t quite as low as in many developed countries. The Fed raised the federal funds target rate only once, in December, to a slim 0.25%–0.5%. Further out on the maturity spectrum, the bellwether 10-year U.S. Treasury yield dropped in early July to a record low 1.36%, before moving back up a little to end the period at 1.58%. Over the 12 months, U.S. bonds returned about 6%, and international bonds returned even more—about 11%—for U.S.-based investors, again underscoring the markets’ unpredictability and the merits of diversification.

Over the years, many investors have embraced the pluses of indexing

Market upsets like Brexit aren’t rare occurrences. Fortunately, indexing has proved to be a durable behavioral tool to help keep investors from making bad financial decisions when upsets happen. In fact, this is one of indexing’s less appreciated benefits: Holding index funds as part of a broadly diversified portfolio can counterbalance that tendency to react to news headlines. When times are volatile, you’ll know you might have some exposure to a part of the market that has dropped, but also to other parts that may be holding up better.

Vanguard’s launch of the First Index Investment Trust, now Vanguard 500 Index Fund, initially met with a frosty reception. Its mandate to track the performance of a broadly diversified benchmark at a low cost seemed underwhelming to an investing public accustomed to funds that offered the chance to outperform. Investors have since come around, as experience has demonstrated the benefits of low costs and broad diversification.

Indexing accounted for about 30% of U.S. mutual fund and exchange-traded fund (ETF) assets at the end of 2015, according to the Investment Company Institute. Some now even proclaim the “triumph of indexing,” implying that it’s the only way to invest.

In our view, the rise of indexing has served to underscore an investment principle that long predates 1976: A long-term, low-cost, diversified approach gives investors the best chance for success. That’s true whether the investments you choose are indexed or actively managed—or both.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer September 9, 2016

6

FTSE Social Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VFTSX	VFTNX
Expense Ratio[1]	0.25%	0.15%
30-Day SEC Yield	1.75%	1.85%

Portfolio Characteristics
			DJ
			U.S.
		FTSE	Total
		4Good	Market
		US Select	FA
	Fund	Index	Index
Number of Stocks	413	413	3,817
Median Market Cap	$69.8B	$69.8B	$51.2B
Price/Earnings Ratio	21.0x	21.0x	23.5x
Price/Book Ratio	2.8x	2.8x	2.8x
Return on Equity	18.2%	18.2%	16.6%
Earnings Growth Rate	8.8%	8.8%	7.5%
Dividend Yield	1.9%	1.9%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	16%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		FTSE	Total
		4Good	Market
		US Select	FA
	Fund	Index	Index
Basic Materials	2.0%	2.0%	2.5%
Consumer Goods	10.9	10.9	10.4
Consumer Services	10.4	10.4	13.4
Financials	23.7	23.6	19.3
Health Care	18.9	18.9	13.2
Industrials	6.9	7.0	12.6
Oil & Gas	3.0	3.0	6.4
Technology	23.4	23.4	16.6
Telecommunications	0.2	0.2	2.4
Utilities	0.6	0.6	3.2

Volatility Measures
	FTSE	DJ
	4Good	U.S. Total
	US Select	Market
	Index	FA Index
R-Squared	1.00	0.98
Beta	1.00	1.02
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	4.4%
Alphabet Inc.	Internet	3.5
Microsoft Corp.	Software	3.3
Johnson & Johnson	Pharmaceuticals	2.5
Facebook Inc.	Internet	2.1
Wells Fargo & Co.	Banks	2.0
JPMorgan Chase & Co.	Banks	1.9
Procter & Gamble Co.	Nondurable
	Household Products	1.8
Pfizer Inc.	Pharmaceuticals	1.6
Merck & Co. Inc.	Pharmaceuticals	1.3
Top Ten		24.4%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.22% for Investor Shares and 0.12% for Institutional Shares.

7

FTSE Social Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2006, Through August 31, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2016

					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	FTSE Social Index Fund Investor
	Shares	9.95%	15.59%	6.65%	$19,031
••••••••	FTSE4Good US Select Index	10.12	15.86	6.87	19,436

– – – –	Dow Large-Cap Jones Growth U.S. Total Funds Stock Average Market	6.69	12.88	7.47	20,544
	Float Adjusted Index	11.34	14.40	7.71	21,007
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment

FTSE Social Index Fund Institutional Shares	10.09%	15.71%	6.78%	$9,635,772

FTSE4Good US Select Index	10.12	15.86	6.87	9,717,849
Dow Jones U.S. Total Stock Market Float
Adjusted Index	11.34	14.40	7.71	10,503,448

See Financial Highlights for dividend and capital gains information.

8

FTSE Social Index Fund

Fiscal-Year Total Returns (%): August 31, 2006, Through August 31, 2016

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/31/2000	-0.33%	12.58%	6.30%
Institutional Shares	1/14/2003	-0.20	12.70	6.42

9

FTSE Social Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.9%)
Basic Materials (2.0%)
Praxair Inc.	50,634	6,179
Air Products &
Chemicals Inc.	37,990	5,912
Ecolab Inc.	47,143	5,801
LyondellBasell Industries
NV Class A	63,203	4,986
PPG Industries Inc.	47,090	4,986
Newmont Mining Corp.	93,647	3,581
Nucor Corp.	56,277	2,730
Alcoa Inc.	233,428	2,353
International Flavors &
Fragrances Inc.	14,111	1,956
Mosaic Co.	63,659	1,914
Ashland Inc.	10,914	1,278
Avery Dennison Corp.	15,975	1,237
FMC Corp.	23,870	1,121
CF Industries Holdings Inc.	43,004	1,118
Westlake Chemical Corp.	8,495	440
		45,592
Consumer Goods (10.8%)
Procter & Gamble Co.	475,054	41,477
PepsiCo Inc.	259,942	27,749
Mondelez International
Inc. Class A	275,507	12,403
Colgate-Palmolive Co.	161,600	12,013
NIKE Inc. Class B	192,634	11,104
Kraft Heinz Co.	106,173	9,502
Ford Motor Co.	685,440	8,637
Kimberly-Clark Corp.	64,057	8,203
General Motors Co.	251,222	8,019
General Mills Inc.	106,536	7,545
Activision Blizzard Inc.	123,274	5,100
Johnson Controls Inc.	115,681	5,076
Newell Brands Inc.	87,291	4,633
* Electronic Arts Inc.	52,799	4,289
VF Corp.	60,234	3,738
ConAgra Foods Inc.	76,900	3,584
Kellogg Co.	42,018	3,454

	Delphi Automotive plc	47,995	3,391
	Estee Lauder Cos. Inc.
	Class A	37,738	3,367
	Stanley Black & Decker Inc.	26,370	3,263
	Dr Pepper Snapple
	Group Inc.	32,832	3,076
	Clorox Co.	23,147	3,033
	JM Smucker Co.	20,628	2,925
	Mead Johnson Nutrition Co.	32,784	2,789
	Hershey Co.	27,081	2,705
	Genuine Parts Co.	26,231	2,697
	Whirlpool Corp.	13,380	2,390
*	Mohawk Industries Inc.	10,845	2,308
	Church & Dwight Co. Inc.	22,634	2,250
	McCormick & Co. Inc.	20,555	2,096
	Mattel Inc.	59,784	1,981
	Campbell Soup Co.	31,907	1,937
	DR Horton Inc.	59,189	1,898
	Coach Inc.	49,307	1,883
	Hormel Foods Corp.	48,477	1,855
	Hanesbrands Inc.	68,807	1,826
*	LKQ Corp.	48,912	1,765
	Harley-Davidson Inc.	32,370	1,706
	Autoliv Inc.	15,484	1,644
	Bunge Ltd.	25,257	1,614
*	Coca-Cola European
	Partners plc	41,143	1,582
	PVH Corp.	14,386	1,550
*	Michael Kors Holdings Ltd.	31,112	1,523
	Snap-on Inc.	9,737	1,493
	Lear Corp.	12,831	1,492
	BorgWarner Inc.	40,545	1,394
*	lululemon athletica Inc.	17,466	1,336
*	Under Armour Inc.	35,460	1,264
	Leggett & Platt Inc.	23,315	1,224
*	Under Armour Inc. Class A	30,558	1,211
	Harman International
	Industries Inc.	13,062	1,106
*	Herbalife Ltd.	16,763	1,018
	Ralph Lauren Corp. Class A	9,544	989

10

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	Polaris Industries Inc.	11,056	958
*	Toll Brothers Inc.	30,425	946
*	Edgewell Personal Care Co.	10,980	879
			250,890
Consumer Services (10.4%)
	Home Depot Inc.	223,060	29,917
	Walt Disney Co.	286,686	27,080
	CVS Health Corp.	191,226	17,861
	McDonald’s Corp.	152,350	17,621
	Starbucks Corp.	250,635	14,093
*	Priceline Group Inc.	8,860	12,552
	Lowe’s Cos. Inc.	159,388	12,203
	Time Warner Inc.	139,865	10,967
	TJX Cos. Inc.	117,293	9,083
	McKesson Corp.	39,962	7,378
	Sysco Corp.	94,148	4,883
*	O’Reilly Automotive Inc.	17,080	4,782
	Cardinal Health Inc.	57,995	4,620
	Ross Stores Inc.	71,314	4,439
*	AutoZone Inc.	5,275	3,913
	Omnicom Group Inc.	42,672	3,675
	Dollar General Corp.	47,084	3,456
	Nielsen Holdings plc	62,678	3,339
*	Dollar Tree Inc.	39,199	3,242
	L Brands Inc.	38,371	2,924
	AmerisourceBergen Corp.
	Class A	32,587	2,834
*	Ulta Salon Cosmetics &
	Fragrance Inc.	10,663	2,636
	Viacom Inc. Class B	61,071	2,464
	Expedia Inc.	21,212	2,315
*	Chipotle Mexican Grill Inc.
	Class A	5,173	2,140
*	CarMax Inc.	34,965	2,061
	Advance Auto Parts Inc.	12,977	2,042
	Macy’s Inc.	52,180	1,888
	Best Buy Co. Inc.	46,416	1,786
	Interpublic Group of
	Cos. Inc.	70,486	1,631
	Foot Locker Inc.	24,831	1,630
	Tiffany & Co.	22,021	1,572
	Tractor Supply Co.	18,000	1,511
	Kohl’s Corp.	32,498	1,442
^	Nordstrom Inc.	27,492	1,387
	Darden Restaurants Inc.	22,232	1,370
	Bed Bath & Beyond Inc.	29,512	1,368
	Signet Jewelers Ltd.	14,217	1,166
*	Discovery
	Communications Inc.	42,824	1,063
	Staples Inc.	119,637	1,024
	Gap Inc.	38,189	950
	H&R Block Inc.	41,078	890
	Dun & Bradstreet Corp.	6,387	879
	Scripps Networks
	Interactive Inc. Class A	12,724	806

	TEGNA Inc.	39,383	798
*	Hertz Global Holdings Inc.	14,422	710
*	Discovery Communications
	Inc. Class A	27,007	689
*	AutoNation Inc.	13,217	626
*	Herc Holdings Inc.	4,249	144
			239,850
Financials (23.7%)
	Wells Fargo & Co.	901,077	45,775
	JPMorgan Chase & Co.	644,364	43,495
	Bank of America Corp. 1,827,143		29,490
	Visa Inc. Class A	336,144	27,194
	Citigroup Inc.	521,774	24,909
	MasterCard Inc. Class A	173,025	16,719
	US Bancorp	308,610	13,625
	Simon Property Group Inc.	55,462	11,950
	Goldman Sachs Group Inc.	69,112	11,712
	American International
	Group Inc.	189,640	11,346
	Chubb Ltd.	83,105	10,549
	American Express Co.	146,229	9,590
	American Tower Corporation	75,654	8,578
	BlackRock Inc.	22,129	8,250
	Bank of New York Mellon
	Corp.	191,781	7,992
	PNC Financial Services
	Group Inc.	88,477	7,972
	Morgan Stanley	248,456	7,966
	MetLife Inc.	157,422	6,832
	Marsh & McLennan
	Cos. Inc.	94,442	6,387
	Travelers Cos. Inc.	52,787	6,266
	Prudential Financial Inc.	78,541	6,235
	Charles Schwab Corp.	197,979	6,228
	CME Group Inc.	56,869	6,162
	Intercontinental
	Exchange Inc.	21,253	5,994
	S&P Global Inc.	47,418	5,858
	Capital One Financial Corp.	80,872	5,790
	Public Storage	25,839	5,786
	BB&T Corp.	142,784	5,497
	Aflac Inc.	71,165	5,279
	Aon plc	47,354	5,273
	Prologis Inc.	93,640	4,973
	State Street Corp.	70,033	4,919
	Welltower Inc.	62,979	4,834
	Allstate Corp.	67,035	4,623
	Equinix Inc.	12,392	4,568
	Discover Financial Services	73,122	4,387
	Ventas Inc.	59,669	4,336
	AvalonBay
	Communities Inc.	24,215	4,238
	Weyerhaeuser Co.	132,360	4,216
	Equity Residential	63,258	4,104
	Synchrony Financial	146,900	4,088

11

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	SunTrust Banks Inc.	87,604	3,861
	Boston Properties Inc.	27,266	3,821
	Moody’s Corp.	34,317	3,730
	HCP Inc.	82,848	3,258
	M&T Bank Corp.	26,446	3,129
	Progressive Corp.	94,676	3,083
	Realty Income Corp.	46,051	3,027
	Willis Towers Watson plc	24,332	3,017
	Ameriprise Financial Inc.	29,449	2,977
	T. Rowe Price Group Inc.	42,382	2,947
	Hartford Financial Services
	Group Inc.	70,586	2,899
	Northern Trust Corp.	40,063	2,828
	Digital Realty Trust Inc.	28,379	2,812
	Equifax Inc.	21,212	2,798
	Fifth Third Bancorp	137,099	2,764
	General Growth
	Properties Inc.	89,218	2,600
	Principal Financial Group Inc.	52,715	2,587
	Franklin Resources Inc.	68,026	2,483
	KeyCorp	188,400	2,366
	Citizens Financial Group Inc.	95,482	2,365
	Invesco Ltd.	74,857	2,335
	Regions Financial Corp.	230,976	2,303
	Kimco Realty Corp.	75,304	2,263
*	Markel Corp.	2,323	2,163
	Macerich Co.	26,051	2,133
	Cincinnati Financial Corp.	27,410	2,114
	Lincoln National Corp.	43,236	2,077
	First Republic Bank	26,206	2,017
	Loews Corp.	46,434	1,944
	Annaly Capital
	Management Inc.	180,749	1,936
	Huntington Bancshares Inc.	191,141	1,913
	Western Union Co.	85,926	1,849
	Duke Realty Corp.	62,730	1,764
	Ally Financial Inc.	87,824	1,760
*	XL Group Ltd.	51,409	1,760
	VEREIT Inc.	158,695	1,658
	Iron Mountain Inc.	42,343	1,626
*	Arch Capital Group Ltd.	20,019	1,620
*	CBRE Group Inc. Class A	52,106	1,557
	Arthur J Gallagher & Co.	31,418	1,552
	Unum Group	43,535	1,550
	Comerica Inc.	31,688	1,499
	Everest Re Group Ltd.	7,669	1,483
*	Alleghany Corp.	2,748	1,473
	Regency Centers Corp.	17,337	1,396
	CIT Group Inc.	37,025	1,365
	Torchmark Corp.	19,851	1,284
	New York Community
	Bancorp Inc.	83,564	1,263
	TD Ameritrade Holding Corp.	36,574	1,202
	American Capital
	Agency Corp.	61,469	1,187

	Zions Bancorporation	38,223	1,169
	Voya Financial Inc.	38,293	1,120
	Liberty Property Trust	25,504	1,052
	WR Berkley Corp.	16,885	1,002
	Assurant Inc.	10,868	973
	Navient Corp.	63,187	909
	People’s United
	Financial Inc.	54,469	885
	Axis Capital Holdings Ltd.	15,231	866
	RenaissanceRe Holdings Ltd.	7,172	858
	Hospitality Properties Trust	27,260	831
	Weingarten Realty Investors	19,401	800
	Commerce Bancshares Inc.	15,441	783
	Legg Mason Inc.	19,680	681
*	Santander Consumer USA
	Holdings Inc.	22,555	284
			547,596
Health Care (18.9%)
	Johnson & Johnson	489,959	58,472
	Pfizer Inc.	1,080,679	37,608
	Merck & Co. Inc.	494,820	31,070
	UnitedHealth Group Inc.	171,490	23,331
	Amgen Inc.	134,921	22,945
	Medtronic plc	251,939	21,926
	AbbVie Inc.	288,262	18,478
	Bristol-Myers Squibb Co.	296,895	17,039
*	Allergan plc	70,350	16,500
*	Celgene Corp.	139,204	14,859
	Eli Lilly & Co.	175,160	13,619
*	Biogen Inc.	38,941	11,902
	Abbott Laboratories	261,879	11,004
*	Express Scripts Holding Co.	112,464	8,176
	Aetna Inc.	62,364	7,304
	Becton Dickinson and Co.	37,628	6,668
	Cigna Corp.	45,688	5,860
	Anthem Inc.	46,653	5,835
	Stryker Corp.	49,995	5,782
*	Boston Scientific Corp.	241,577	5,754
*	Regeneron
	Pharmaceuticals Inc.	14,429	5,664
*	Alexion Pharmaceuticals Inc.	39,722	4,999
	Humana Inc.	26,246	4,690
*	Intuitive Surgical Inc.	6,808	4,673
	Baxter International Inc.	98,353	4,596
	Zoetis Inc.	89,940	4,596
	Zimmer Biomet Holdings Inc.	35,302	4,575
*	Edwards Lifesciences Corp.	37,650	4,336
*	Vertex Pharmaceuticals Inc.	43,532	4,114
*	HCA Holdings Inc.	53,243	4,023
	St. Jude Medical Inc.	50,178	3,910
*	Mylan NV	80,654	3,416
	CR Bard Inc.	13,137	2,901
*	BioMarin Pharmaceutical Inc.	28,141	2,642
	Dentsply Sirona Inc.	41,541	2,553

12

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
*	Laboratory Corp. of
	America Holdings	18,235	2,497
*	Henry Schein Inc.	14,675	2,404
*	Incyte Corp.	29,474	2,390
*	DaVita HealthCare
	Partners Inc.	36,524	2,361
*	Medivation Inc.	27,855	2,244
*	Waters Corp.	14,082	2,215
	Perrigo Co. plc	23,349	2,125
	Quest Diagnostics Inc.	25,149	2,083
*	Centene Corp.	29,391	2,007
	Universal Health Services
	Inc. Class B	16,066	1,936
*	Hologic Inc.	49,619	1,906
*	Varian Medical Systems Inc.	16,936	1,628
*	Mallinckrodt plc	19,589	1,460
*	Jazz Pharmaceuticals plc	10,260	1,270
*	Quintiles Transnational
	Holdings Inc.	15,017	1,161
*	Alnylam Pharmaceuticals Inc.	13,313	930
*	Endo International plc	39,019	808
	Patterson Cos. Inc.	14,490	667
			437,912
Industrials (6.9%)
	Union Pacific Corp.	149,451	14,277
	United Parcel Service Inc.
	Class B	123,799	13,521
	FedEx Corp.	44,686	7,370
	Automatic Data
	Processing Inc.	81,538	7,323
*	PayPal Holdings Inc.	195,404	7,259
	Illinois Tool Works Inc.	57,601	6,846
	Eaton Corp. plc	80,833	5,379
	Waste Management Inc.	80,363	5,138
	Norfolk Southern Corp.	52,765	4,955
	CSX Corp.	172,608	4,881
	Deere & Co.	52,546	4,443
*	Fiserv Inc.	39,867	4,108
	Sherwin-Williams Co.	13,604	3,860
	Cummins Inc.	30,320	3,809
	PACCAR Inc.	63,361	3,792
	Tyco International plc	74,727	3,264
	Parker-Hannifin Corp.	24,252	2,972
	Agilent Technologies Inc.	58,439	2,746
	Vulcan Materials Co.	23,595	2,687
	Rockwell Automation Inc.	23,072	2,675
	Ball Corp.	30,859	2,444
*	Verisk Analytics Inc. Class A	27,705	2,301
	WW Grainger Inc.	9,464	2,183
*	Alliance Data Systems Corp.	10,622	2,173
	Masco Corp.	59,186	2,100
	Martin Marietta
	Materials Inc.	11,229	2,055
	Fastenal Co.	47,214	2,035
	AMETEK Inc.	41,171	2,007

	Dover Corp.	27,576	1,999
	Kansas City Southern	19,631	1,899
	Xerox Corp.	181,648	1,789
	CH Robinson
	Worldwide Inc.	25,273	1,754
	Fortune Brands Home
	& Security Inc.	27,096	1,722
	Sealed Air Corp.	34,726	1,637
	Expeditors International of
	Washington Inc.	31,950	1,618
	Xylem Inc.	31,448	1,599
	Broadridge Financial
	Solutions Inc.	21,072	1,460
	Total System Services Inc.	27,707	1,365
	JB Hunt Transport
	Services Inc.	16,374	1,300
*	Flextronics International Ltd.	97,556	1,292
*	Trimble Navigation Ltd.	44,711	1,225
	Allegion plc	17,056	1,215
*	United Rentals Inc.	14,565	1,199
*	Sensata Technologies
	Holding NV	30,414	1,158
*	Arrow Electronics Inc.	16,427	1,081
	Avnet Inc.	23,617	984
*	Keysight Technologies Inc.	31,200	949
	ManpowerGroup Inc.	13,113	937
	Robert Half International Inc.	23,205	889
	Bemis Co. Inc.	16,849	886
	MDU Resources Group Inc.	33,707	795
	Jabil Circuit Inc.	33,288	705
			160,060
Oil & Gas (3.0%)
	Occidental Petroleum Corp.	135,753	10,433
	EOG Resources Inc.	97,470	8,625
	Kinder Morgan Inc.	336,147	7,345
	Pioneer Natural
	Resources Co.	29,035	5,199
	Anadarko Petroleum Corp.	90,088	4,817
	Valero Energy Corp.	83,152	4,603
	Spectra Energy Corp.	118,681	4,227
	Devon Energy Corp.	93,813	4,065
	Williams Cos. Inc.	132,312	3,697
	Apache Corp.	67,223	3,341
	Marathon Oil Corp.	151,075	2,269
	EQT Corp.	30,902	2,210
	Tesoro Corp.	20,707	1,562
*	Newfield Exploration Co.	35,677	1,547
	Helmerich & Payne Inc.	21,935	1,326
	Range Resources Corp.	29,458	1,136
*	FMC Technologies Inc.	34,481	972
	Core Laboratories NV	8,627	964
	Murphy Oil Corp.	30,358	811
*	First Solar Inc.	12,965	490
	Ensco plc Class A	62,822	477
			70,116

13

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
Technology (23.4%)
	Apple Inc.	959,804	101,835
	Microsoft Corp.	1,347,203	77,410
*	Facebook Inc. Class A	391,640	49,394
*	Alphabet Inc. Class A	52,979	41,845
*	Alphabet Inc. Class C	51,329	39,372
	Intel Corp.	843,018	30,256
	Cisco Systems Inc.	896,667	28,191
	Oracle Corp.	569,878	23,490
	QUALCOMM Inc.	261,057	16,465
	Texas Instruments Inc.	178,900	12,441
	EMC Corp.	345,556	10,018
*	Adobe Systems Inc.	89,435	9,150
*	salesforce.com Inc.	110,055	8,741
*	Cognizant Technology
	Solutions Corp. Class A	108,171	6,213
	Applied Materials Inc.	202,397	6,039
	NVIDIA Corp.	93,082	5,710
	Intuit Inc.	42,602	4,748
	Corning Inc.	189,887	4,309
*	NXP Semiconductors NV	48,371	4,258
*	Cerner Corp.	51,552	3,327
*	Micron Technology Inc.	182,283	3,006
	Symantec Corp.	115,502	2,787
	Lam Research Corp.	28,940	2,701
*	Autodesk Inc.	39,618	2,670
	Skyworks Solutions Inc.	34,356	2,572
	Xilinx Inc.	46,032	2,495
*	Citrix Systems Inc.	27,158	2,368
*	Red Hat Inc.	31,866	2,326
	Western Digital Corp.	46,120	2,152
	Maxim Integrated
	Products Inc.	51,816	2,110
*	ServiceNow Inc.	27,417	1,992
	NetApp Inc.	57,538	1,990
	KLA-Tencor Corp.	28,227	1,955
	CA Inc.	55,167	1,871
*	Workday Inc. Class A	21,094	1,789
*	Check Point Software
	Technologies Ltd.	23,193	1,780
	Seagate Technology plc	49,711	1,677
*	Akamai Technologies Inc.	30,479	1,673
	Juniper Networks Inc.	69,566	1,606
*	Synopsys Inc.	26,840	1,591
	CDK Global Inc.	27,302	1,583
	Amdocs Ltd.	26,306	1,581
*,^	Mobileye NV	31,745	1,552
*	F5 Networks Inc.	12,117	1,487
*	VeriSign Inc.	19,135	1,425

*	Splunk Inc.	23,289	1,356
*,^	VMware Inc. Class A	13,091	960
*	Yandex NV Class A	43,335	955
*	IMS Health Holdings Inc.	28,119	838
*	Teradata Corp.	24,422	775
	CSRA Inc.	29,682	754
*	Rackspace Hosting Inc.	18,619	586
			540,175
Telecommunications (0.2%)
*	T-Mobile US Inc.	46,792	2,168
	Frontier Communications
	Corp.	209,959	966
*,^	Sprint Corp.	150,404	930
			4,064
Utilities (0.6%)
	Sempra Energy	43,503	4,552
	American Water Works
	Co. Inc.	35,309	2,612
	ONEOK Inc.	37,260	1,747
	CenterPoint Energy Inc.	76,091	1,710
	NiSource Inc.	55,461	1,328
	Questar Corp.	32,175	805
*	Calpine Corp.	59,341	740
			13,494
Total Common Stocks
(Cost $1,848,122)			2,309,749
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[1,2]	Vanguard Market Liquidity
	Fund, 0.612%	32,300	3,230

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
3	Federal Home Loan Bank
	Discount Notes,
	0.365%, 10/5/16	100	100
3	Federal Home Loan Bank
	Discount Notes,
	0.339%, 11/14/16	100	100
			200
Total Temporary Cash Investments
(Cost $3,430)			3,430
Total Investments (100.1%)
(Cost $1,851,552)			2,313,179

14

FTSE Social Index Fund

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard	176
Receivables for Accrued Income	4,629
Receivables for Capital Shares Issued	2,215
Total Other Assets	7,020
Liabilities
Payables for Investment
Securities Purchased	(1,307)
Collateral for Securities on Loan	(3,229)
Payables for Capital Shares Redeemed	(613)
Payables to Vanguard	(1,153)
Other Liabilities	(2,517)
Total Liabilities	(8,819)
Net Assets (100%)	2,311,380

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,863,148
Undistributed Net Investment Income	8,917
Accumulated Net Realized Losses	(22,312)
Unrealized Appreciation (Depreciation)	461,627
Net Assets	2,311,380

Investor Shares—Net Assets
Applicable to 102,914,393 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,435,164
Net Asset Value Per Share—
Investor Shares	$13.95

Institutional Shares—Net Assets
Applicable to 62,776,071 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	876,216
Net Asset Value Per Share—
Institutional Shares	$13.96

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,051,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $3,229,000 of collateral received for securities on loan.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

15

FTSE Social Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	42,401
Interest[1]	10
Securities Lending—Net	101
Total Income	42,512
Expenses
The Vanguard Group—Note B
Investment Advisory Services	348
Management and Administrative—Investor Shares	2,118
Management and Administrative—Institutional Shares	697
Marketing and Distribution—Investor Shares	313
Marketing and Distribution—Institutional Shares	22
Custodian Fees	117
Auditing Fees	34
Shareholders’ Reports—Investor Shares	19
Shareholders’ Reports—Institutional Shares	27
Trustees’ Fees and Expenses	1
Total Expenses	3,696
Net Investment Income	38,816
Realized Net Gain (Loss)
Investment Securities Sold[1]	2,853
Futures Contracts	5
Realized Net Gain (Loss)	2,858
Change in Unrealized Appreciation (Depreciation) of Investment Securities	159,803
Net Increase (Decrease) in Net Assets Resulting from Operations	201,477
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $9,000 and $1,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

16

FTSE Social Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	38,816	27,036
Realized Net Gain (Loss)	2,858	35,673
Change in Unrealized Appreciation (Depreciation)	159,803	(31,310)
Net Increase (Decrease) in Net Assets Resulting from Operations	201,477	31,399
Distributions
Net Investment Income
Investor Shares	(28,370)	(12,803)
Institutional Shares	(18,570)	(7,027)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(46,940)	(19,830)
Capital Share Transactions
Investor Shares	208,652	319,681
Institutional Shares	111,431	276,754
Net Increase (Decrease) from Capital Share Transactions	320,083	596,435
Total Increase (Decrease)	474,620	608,004
Net Assets
Beginning of Period	1,836,760	1,228,756
End of Period[1]	2,311,380	1,836,760
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $8,917,000 and $17,041,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

FTSE Social Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.99	$12.74	$10.28	$8.30	$7.31
Investment Operations
Net Investment Income	. 241.183		.167	.153	.117
Net Realized and Unrealized Gain (Loss)
on Investments	1.025	.231	2.442	1.969	.962
Total from Investment Operations	1.266	.414	2.609	2.122	1.079
Distributions
Dividends from Net Investment Income	(.306)	(.164)	(.149)	(.142)	(. 089)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.306)	(.164)	(.149)	(.142)	(. 089)
Net Asset Value, End of Period	$13.95	$12.99	$12.74	$10.28	$8.30

Total Return[1]	9.95%	3.25%	25.58%	25.90%	14.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,435	$1,131	$800	$553	$379
Ratio of Total Expenses to Average Net Assets	0.22%	0.25%	0.27%	0.28%	0.29%
Ratio of Net Investment Income to
Average Net Assets	1.87%	1.63%	1.51%	1.63%	1.50%
Portfolio Turnover Rate[2]	16%	20%	14%	29%	45%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

18

FTSE Social Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.00	$12.75	$10.29	$8.31	$7.32
Investment Operations
Net Investment Income	. 254.193		.180	.163	.128
Net Realized and Unrealized Gain (Loss)
on Investments	1.029	.233	2.440	1.971	.960
Total from Investment Operations	1.283	.426	2.620	2.134	1.088
Distributions
Dividends from Net Investment Income	(.323)	(.176)	(.160)	(.154)	(.098)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.323)	(.176)	(.160)	(.154)	(.098)
Net Asset Value, End of Period	$13.96	$13.00	$12.75	$10.29	$8.31

Total Return	10.09%	3.34%	25.68%	26.05%	15.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$876	$706	$429	$276	$202
Ratio of Total Expenses to Average Net Assets	0.12%	0.15%	0.16%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	1.97%	1.73%	1.62%	1.75%	1.63%
Portfolio Turnover Rate[1]	16%	20%	14%	29%	45%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

19

FTSE Social Index Fund

Notes to Financial Statements

Vanguard FTSE Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at August 31, 2016.

20

FTSE Social Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

21

FTSE Social Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $176,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,309,749	—	—
Temporary Cash Investments	3,230	200	—
Total	2,312,979	200	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

22

FTSE Social Index Fund

During the year ended August 31, 2016, the fund realized $17,826,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $9,883,000 of ordinary income available for distribution. At August 31, 2016, the fund had available capital losses totaling $22,292,000 to offset future net capital gains. Of this amount, $394,000 is subject to expiration on August 31, 2019. Capital losses of $21,898,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2016, the cost of investment securities for tax purposes was $1,851,552,000. Net unrealized appreciation of investment securities for tax purposes was $461,627,000, consisting of unrealized gains of $505,635,000 on securities that had risen in value since their purchase and $44,008,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2016, the fund purchased $699,567,000 of investment securities and sold $386,703,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $53,291,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	495,860	38,032	588,757	44,361
Issued in Lieu of Cash Distributions	25,725	1,988	11,902	917
Redeemed	(312,933)	(24,156)	(280,978)	(21,014)
Net Increase (Decrease)—Investor Shares	208,652	15,864	319,681	24,264
Institutional Shares
Issued	206,714	15,806	324,758	24,282
Issued in Lieu of Cash Distributions	18,514	1,430	7,027	541
Redeemed	(113,797)	(8,748)	(55,031)	(4,181)
Net Increase (Decrease) —Institutional Shares	111,431	8,488	276,754	20,642

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

23

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and the Shareholders of Vanguard FTSE Social Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard FTSE Social Index Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 12, 2016

Special 2016 tax information (unaudited) for Vanguard FTSE Social Index Fund

This information for the fiscal year ended August 31, 2016, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $46,940,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 96.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: FTSE Social Index Fund Investor Shares
Periods Ended August 31, 2016

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	9.95%	15.59%	6.65%
Returns After Taxes on Distributions	9.34	15.22	6.36
Returns After Taxes on Distributions and Sale of Fund Shares	6.07	12.56	5.34

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended August 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
FTSE Social Index Fund	2/29/2016	8/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,142.50	$1.13
Institutional Shares	1,000.00	1,142.82	0.59
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.08	$1.07
Institutional Shares	1,000.00	1,024.58	0.56

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.21% for Investor Shares and 0.11% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

27

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard FTSE Social Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Index Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year directing the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

28

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International plc (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive plc
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
	Chris D. McIsaac	Michael Rollings

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and	Chairman Emeritus and Senior Advisor
Other Experience: President and Chief Operating
Officer (retired 2010) of Corning Incorporated	John J. Brennan
(communications equipment); Chairman of the	Chairman, 1996–2009
Board of Trustees of Colby-Sawyer College;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris
Cotton Cancer Center.	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q2130 102016

Annual Report | August 31, 2016

Vanguard Extended Duration Treasury

Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Fund Profile.	7
Performance Summary.	8
Financial Statements.	11
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangement.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• The fund returned a bit more than 25% for the 12 months ended August 31, 2016, very slightly ahead of its benchmark (+24.92%).

• The fund’s return surpassed that of its peer group by a large margin because the category includes a wide range of maturities across the broader Treasury market. Although Treasury prices rose across the maturity spectrum, longer-term Treasuries (a focus of the fund) rose the most.

• Longer-duration Treasuries did particularly well as global investors sought the higher yields offered by U.S.-backed bonds compared with those offered by sovereign bonds from other developed nations. Central banks in Europe and Japan have employed aggressive policies to stimulate their economies, which in some cases has caused prevailing interest rates to sink into negative territory.

• The popularity of Treasuries pushed up their prices and pushed down their yields.

The 30-day SEC yield of the fund’s ETF Shares began the fiscal year at 2.95% and ended it at 2.28%.

Total Returns: Fiscal Year Ended August 31, 2016
	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Vanguard Extended Duration Treasury Index Fund
ETF Shares	2.28%
Market Price				25.18%
Net Asset Value				25.30
Institutional Shares	2.27	3.50%	21.83%	25.33
Institutional Plus Shares	2.30	3.52	21.82	25.34
Barclays U.S. Treasury STRIPS 20–30 Year Equal Par
Bond Index				24.92
General U.S. Treasury Funds Average				8.89

General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138;
7,720,749; 7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Total Returns: Inception Through August 31, 2016
Average
Annual Return
Extended Duration Treasury Index Fund ETF Shares (Returns since inception: 12/6/2007)	10.63%
Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index	10.95
General U.S. Treasury Funds Average	5.49
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Institutional	Peer Group
	Shares	Shares	Plus Shares	Average
Extended Duration Treasury Index Fund	0.10%	0.08%	0.06%	0.46%

The fund expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2016, the fund’s expense ratios were 0.07% for ETF Shares, 0.06% for Institutional Shares, and 0.04%
for Institutional Plus Shares.

Peer group: General U.S. Treasury Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Even as the global economy continued to expand at a slow but sustained pace over the 12 months ended August 31, 2016, a series of disquieting developments highlighted the importance for investors of remaining disciplined.

Chief among them was “Brexit”—the British public’s vote to exit the European Union—but plenty of others moved the markets as well. We saw sharp ups and downs in the prices of oil and other commodities, choppy U.S. job numbers, shifting expectations about when the Federal Reserve might raise interest rates again, and decreases in already negative yields for European and Japanese government bonds.

Beyond being the end of the fiscal period, August marked a milestone: 40 years since Vanguard introduced the first index mutual fund. In ways that are perhaps still not fully appreciated, indexing has vastly improved investing for individuals, advisors, and institutions all over the world. Later in this letter, I’ll discuss the revolution wrought by what was initially a little-heralded new fund from a fledgling outfit in Valley Forge, Pennsylvania.

Brexit added another layer of uncertainty for investors

I think it’s fair to say that the momentous June 23 Brexit vote caught even the British off guard. Although we saw some market jitters in the run-up to the referendum, the unexpected outcome triggered a spike in

3

volatility worldwide. Stocks around the world lost 5%–10% in U.S. dollar terms in the first two trading sessions following the vote, with U.K. and European markets among the hardest hit; global bonds, though, headed in the other direction. It was a textbook illustration of the value of having a diversified portfolio.

That kind of volatility can push investors to “do something.” But some of the worst days in the stock markets are sometimes followed by some of the best—as happened at the end of June. Investors who scrambled to protect their portfolios by shedding stocks amid headlines warning of a global market meltdown may well have ended up locking in post-Brexit losses, then missing out on the strong rebound that took place just days later. Those headlines were noise that investors would have been better off tuning out. I’m pleased to say that Vanguard investors on the whole did just that—we continued to see cash flows into our funds in the days after the vote.

For the 12 months, stocks generally finished higher, with U.S. stocks up more than 11% and international stocks about 3% for U.S.-based investors.

In a surprise, bonds turned in a solid performance that few would have predicted a year ago. It seemed as if rates had fallen so far that they couldn’t go any lower, but many did. Central banks in a number of European countries and Japan set key monetary policy rates below zero.

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	11.69%	12.02%	14.60%
Russell 2000 Index (Small-caps)	8.59	8.53	12.85
Russell 3000 Index (Broad U.S. market)	11.44	11.74	14.46
FTSE All-World ex US Index (International)	3.37	2.59	3.72

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.97%	4.37%	3.24%
Barclays Municipal Bond Index (Broad tax-exempt market)	6.88	6.47	4.80
Citigroup Three-Month U.S. Treasury Bill Index	0.18	0.05	0.06

CPI
Consumer Price Index	1.06%	0.98%	1.23%

4

When being ‘average’ is a lot better than average

Not only did Vanguard founder John C. Bogle launch the first index mutual fund in 1976, but he also was among the first to clearly explain to the investing public the benefits of what was then a novel, unproven strategy.

Back in 1977, in the first annual report for what was later renamed Vanguard 500 Index Fund,
Mr. Bogle wrote that an index fund ‘‘represents a tough and demanding ‘par.’ And if there are some professionals who can ‘beat par’ more often than not------in investing or in golf------they do not seem to be in the majority.’’

Mr. Bogle’s analogy has been borne out by historical returns. As you can see in the chart below, out of 1,238 actively managed large-capitalization funds, a clear majority-----65%-----
trailed the Standard & Poor’s 500 Index in average annual return over the decade ended
December 31, 2015. And 518 funds, or about 42% of the total number, trailed by more than
1 percentage point.

The track record looks even more discouraging when you consider that of the 35% of funds that outperformed the index, only 119------or about 10% in all------did so by more than 1 percentage point. The 315 others also took on risk to try to outperform the index (and likely experienced greater volatility) but came out ahead by less than 1 percentage point in average annual return.

Over a decade, a majority of active large-cap funds lagged the S&P 500 Index
Based on average annual returns, 2006---2015

Notes: Data based on average annual returns of all 1,238 existing actively managed large-cap funds over the decade ended December 31,
2015. Note that index funds seek to track the performance of a benchmark index but typically won't ‘‘match’’ the benchmark's returns because of the costs of passive indexing.
Sources: Vanguard calculations, using data from Standard & Poor’s.
Past performance is not a guarantee of future results. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.

5

These policies held down short-term rates, while more muted expectations for global growth and inflation weighed on longer-term rates.

Yields in the United States weren’t quite as low as in many developed countries. The Fed raised the federal funds target rate only once, in December, to a slim 0.25%–0.5%. Further out on the maturity spectrum, the bellwether 10-year U.S. Treasury yield dropped in early July to a record low 1.36%, before moving back up a little to end the period at 1.58%. Over the 12 months, U.S. bonds returned about 6%, and international bonds returned even more—about 11%—for U.S.-based investors, again underscoring the markets’ unpredictability and the merits of diversification.

Over the years, many investors have embraced the pluses of indexing

Market upsets like Brexit aren’t rare occurrences. Fortunately, indexing has proved to be a durable behavioral tool to help keep investors from making bad financial decisions when upsets happen. In fact, this is one of indexing’s less appreciated benefits: Holding index funds as part of a broadly diversified portfolio can counterbalance that tendency to react to news headlines. When times are volatile, you’ll know you might have some exposure to a part of the market that has dropped, but also to other parts that may be holding up better.

Vanguard’s launch of the First Index Investment Trust, now Vanguard 500 Index Fund, initially met with a frosty reception. Its mandate to track the performance of a broadly diversified benchmark at a low cost seemed underwhelming to an investing public accustomed to funds that offered the chance to outperform. Investors have since come around, as experience has demonstrated the benefits of low costs and broad diversification.

Indexing accounted for about 30% of U.S. mutual fund and exchange-traded fund (ETF) assets at the end of 2015, according to the Investment Company Institute. Some now even proclaim the “triumph of indexing,” implying that it’s the only way to invest.

In our view, the rise of indexing has served to underscore an investment principle that long predates 1976: A long-term, low-cost, diversified approach gives investors the best chance for success. That’s true whether the investments you choose are indexed or actively managed—or both.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 9, 2016

6

Extended Duration Treasury Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics
			Institutional
	ETF	Institutional	Plus
	Shares	Shares	Shares
Ticker Symbol	EDV	VEDTX	VEDIX
Expense Ratio[1]	0.10%	0.08%	0.06%
30-Day SEC Yield	2.28%	2.27%	2.30%

Financial Attributes

		Barclays
		Treasury
		STRIPS
		20–30 Year
	Fund	Index

Number of Bonds	76	74

Yield to Maturity
(before expenses)	2.3%	2.3%

Average Coupon	0.0%	0.0%

Average Duration	24.9 years	24.6 years

Average Effective
Maturity	25.1 years	23.0 years

Short-Term
Reserves	0.0%	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Barclays
Treasury
STRIPS
20–30 Year
Index
R-Squared	0.99
Beta	1.06

These measures show the degree and timing of the fund’s
fluctuations compared with the index over 36 months.

Distribution by Effective Maturity
(% of portfolio)
20 - 30 Years	100.0%

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the
Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.07% for ETF Shares, 0.06% for Institutional Shares, and 0.04% for Institutional Plus
Shares.

7

Extended Duration Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 6, 2007, Through August 31, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2016

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(12/6/2007)	Investment

	Extended Duration Treasury Index
	Fund ETF Shares Net Asset Value	25.30%	12.31%	10.63%	$24,165
	Extended Duration Treasury Index
	Fund ETF Shares Market Price	25.18	12.39	10.68	24,264
	Barclays U.S. Treasury STRIPS 20–30
••••••••	Year Equal Par Bond Index	24.92	12.34	10.95	24,785

– – – –	General U.S. Treasury Funds Average	8.89	4.30	5.49	15,951

General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/28/2007)	Investment
Extended Duration Treasury Index Fund
Institutional Shares	24.71%	12.24%	10.33%	$11,828,137
Barclays U.S. Treasury STRIPS 20–30 Year
Equal Par Bond Index	24.92	12.34	10.63	12,110,311
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standard.

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

8

Extended Duration Treasury Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2016

		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(8/28/2013)	Investment
Extended Duration Treasury Index Fund
Institutional Plus Shares	24.71%	18.45%	$166,429,500
Barclays U.S. Treasury STRIPS 20–30 Year
Equal Par Bond Index	24.92	18.90	168,345,886
"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standard.

Cumulative Returns of ETF Shares: December 6, 2007, Through August 31, 2016

			Since
	One	Five	Inception
	Year	Years	(12/6/2007)
Extended Duration Treasury Index Fund ETF Shares
Market Price	25.18%	79.36%	142.64%
Extended Duration Treasury Index Fund ETF Shares
Net Asset Value	25.30	78.73	141.65
Barclays U.S. Treasury STRIPS 20–30 Year Equal Par
Bond Index	24.92	78.90	147.85
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard.

Fiscal-Year Total Returns (%): December 6, 2007, Through August 31, 2016
		Barclays
		Treasury
		STRIPS
		20–30 Year
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2008	2.29%	3.16%
2009	7.98	8.39
2010	20.80	21.48
2011	1.33	1.99
2012	37.90	36.86
2013	-21.34	-20.48
2014	24.17	23.70
2015	5.90	6.38
2016	25.30	24.92

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.

9

Extended Duration Treasury Index Fund

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	12/6/2007
Market Price		30.40%	16.65%			10.65%
Net Asset Value		30.41	16.71			10.63
Institutional Shares	11/28/2007	30.43	16.74	3.79%	6.60%	10.39
Fee-Adjusted Returns		29.78	16.63			10.32
Institutional Plus Shares	8/28/2013	30.46	—	3.84	15.29	19.13
Fee-Adjusted Returns		29.81	—			18.92

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.

10

Extended Duration Treasury Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (100.0%)
U.S. Government Securities (100.0%)
United States Treasury Strip Coupon	0.000%	11/15/36	45,060	28,849
United States Treasury Strip Coupon	0.000%	2/15/37	49,340	31,350
United States Treasury Strip Coupon	0.000%	5/15/37	49,780	31,346
United States Treasury Strip Coupon	0.000%	8/15/37	33,295	20,835
United States Treasury Strip Coupon	0.000%	11/15/37	48,225	30,012
United States Treasury Strip Coupon	0.000%	2/15/38	44,560	27,579
United States Treasury Strip Coupon	0.000%	5/15/38	47,985	29,507
United States Treasury Strip Coupon	0.000%	8/15/38	41,970	25,674
United States Treasury Strip Coupon	0.000%	11/15/38	37,420	22,733
United States Treasury Strip Coupon	0.000%	2/15/39	29,860	18,030
United States Treasury Strip Coupon	0.000%	5/15/39	32,780	19,617
United States Treasury Strip Coupon	0.000%	8/15/39	28,340	16,811
United States Treasury Strip Coupon	0.000%	11/15/39	39,545	23,304
United States Treasury Strip Coupon	0.000%	2/15/40	26,080	15,245
United States Treasury Strip Coupon	0.000%	5/15/40	19,215	11,149
United States Treasury Strip Coupon	0.000%	8/15/40	29,750	17,132
United States Treasury Strip Coupon	0.000%	11/15/40	33,880	19,354
United States Treasury Strip Coupon	0.000%	2/15/41	46,770	26,524
United States Treasury Strip Coupon	0.000%	5/15/41	38,560	21,708
United States Treasury Strip Coupon	0.000%	8/15/41	50,010	27,924
United States Treasury Strip Coupon	0.000%	11/15/41	39,280	21,776
United States Treasury Strip Coupon	0.000%	2/15/42	52,385	28,889
United States Treasury Strip Coupon	0.000%	5/15/42	45,370	24,886
United States Treasury Strip Coupon	0.000%	8/15/42	42,080	22,940
United States Treasury Strip Coupon	0.000%	11/15/42	62,970	34,093
United States Treasury Strip Coupon	0.000%	2/15/43	52,945	28,479
United States Treasury Strip Coupon	0.000%	5/15/43	60,375	32,376
United States Treasury Strip Coupon	0.000%	8/15/43	38,290	20,288
United States Treasury Strip Coupon	0.000%	11/15/43	47,285	24,921
United States Treasury Strip Coupon	0.000%	2/15/44	49,775	26,101
United States Treasury Strip Coupon	0.000%	5/15/44	42,795	22,324
United States Treasury Strip Coupon	0.000%	8/15/44	42,020	21,732
United States Treasury Strip Coupon	0.000%	11/15/44	15,175	7,803
United States Treasury Strip Coupon	0.000%	2/15/45	15,770	8,091
United States Treasury Strip Coupon	0.000%	5/15/45	32,045	16,280
United States Treasury Strip Coupon	0.000%	8/15/45	23,950	12,108
United States Treasury Strip Coupon	0.000%	11/15/45	20,550	10,305

11

Extended Duration Treasury Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Strip Coupon	0.000%	2/15/46	17,050	8,532
United States Treasury Strip Coupon	0.000%	5/15/46	5,050	2,524
United States Treasury Strip Coupon	0.000%	8/15/46	50	25
United States Treasury Strip Principal	0.000%	2/15/37	54,540	36,307
United States Treasury Strip Principal	0.000%	5/15/37	26,250	17,421
United States Treasury Strip Principal	0.000%	2/15/38	33,515	21,623
United States Treasury Strip Principal	0.000%	5/15/38	20,355	13,057
United States Treasury Strip Principal	0.000%	2/15/39	33,945	21,030
United States Treasury Strip Principal	0.000%	5/15/39	27,175	16,604
United States Treasury Strip Principal	0.000%	8/15/39	16,000	9,700
United States Treasury Strip Principal	0.000%	11/15/39	20,625	12,386
United States Treasury Strip Principal	0.000%	2/15/40	29,220	17,406
United States Treasury Strip Principal	0.000%	5/15/40	22,660	13,373
United States Treasury Strip Principal	0.000%	8/15/40	30,135	17,650
United States Treasury Strip Principal	0.000%	11/15/40	17,925	10,418
United States Treasury Strip Principal	0.000%	2/15/41	17,510	10,120
United States Treasury Strip Principal	0.000%	5/15/41	13,400	7,683
United States Treasury Strip Principal	0.000%	8/15/41	10,900	6,199
United States Treasury Strip Principal	0.000%	11/15/41	13,035	7,363
United States Treasury Strip Principal	0.000%	2/15/42	14,105	7,920
United States Treasury Strip Principal	0.000%	5/15/42	33,135	18,450
United States Treasury Strip Principal	0.000%	8/15/42	45,835	25,313
United States Treasury Strip Principal	0.000%	11/15/42	52,595	28,779
United States Treasury Strip Principal	0.000%	2/15/43	56,360	30,707
United States Treasury Strip Principal	0.000%	5/15/43	62,445	33,701
United States Treasury Strip Principal	0.000%	8/15/43	46,285	25,117
United States Treasury Strip Principal	0.000%	11/15/43	49,030	26,518
United States Treasury Strip Principal	0.000%	2/15/44	42,160	22,486
United States Treasury Strip Principal	0.000%	5/15/44	49,965	26,361
United States Treasury Strip Principal	0.000%	8/15/44	51,085	26,672
United States Treasury Strip Principal	0.000%	11/15/44	46,370	24,007
United States Treasury Strip Principal	0.000%	2/15/45	43,695	22,438
United States Treasury Strip Principal	0.000%	5/15/45	53,580	27,334
United States Treasury Strip Principal	0.000%	8/15/45	58,780	29,762
United States Treasury Strip Principal	0.000%	11/15/45	55,775	28,088
United States Treasury Strip Principal	0.000%	2/15/46	54,710	27,423
United States Treasury Strip Principal	0.000%	5/15/46	33,550	16,770
United States Treasury Strip Principal	0.000%	8/15/46	15,050	7,489
Total U.S. Government and Agency Obligations (Cost $1,230,676)				1,532,831

			Shares
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund (Cost $65)	0.612%		648	65
Total Investments (100.0%) (Cost $1,230,741)				1,532,896

12

Extended Duration Treasury Index Fund

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	121
Receivables for Investment Securities Sold	48,392
Receivables for Accrued Income	31
Receivables for Capital Shares Issued	1
Other Assets	4
Total Other Assets	48,549
Liabilities
Payables for Investment Securities Purchased	(45,939)
Payables for Capital Shares Redeemed	(2,361)
Payables to Vanguard	(455)
Other Liabilities	(13)
Total Liabilities	(48,768)
Net Assets (100%)	1,532,677

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,196,728
Undistributed Net Investment Income	7,600
Accumulated Net Realized Gains	26,194
Unrealized Appreciation (Depreciation)	302,155
Net Assets	1,532,677

ETF Shares—Net Assets
Applicable to 4,400,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	614,996
Net Asset Value Per Share—ETF Shares	$139.77

Institutional Shares—Net Assets
Applicable to 15,644,563 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	660,158
Net Asset Value Per Share—Institutional Shares	$42.20

Institutional Plus Shares—Net Assets
Applicable to 2,431,045 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	257,523
Net Asset Value Per Share—Institutional Plus Shares	$105.93

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Extended Duration Treasury Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Interest[1]	36,011
Total Income	36,011
Expenses
The Vanguard Group—Note B
Investment Advisory Services	34
Management and Administrative—ETF Shares	254
Management and Administrative—Institutional Shares	275
Management and Administrative—Institutional Plus Shares	84
Marketing and Distribution—ETF Shares	39
Marketing and Distribution—Institutional Shares	11
Marketing and Distribution—Institutional Plus Shares	3
Custodian Fees	6
Auditing Fees	38
Shareholders’ Reports—ETF Shares	18
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—Institutional Plus Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	763
Net Investment Income	35,248
Realized Net Gain (Loss)
Investment Securities Sold[1]	45,969
Futures Contracts	1
Realized Net Gain (Loss)	45,970
Change in Unrealized Appreciation (Depreciation) of Investment Securities	212,836
Net Increase (Decrease) in Net Assets Resulting from Operations	294,054
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $2,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Extended Duration Treasury Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	35,248	34,883
Realized Net Gain (Loss)	45,970	99,753
Change in Unrealized Appreciation (Depreciation)	212,836	(72,584)
Net Increase (Decrease) in Net Assets Resulting from Operations	294,054	62,052
Distributions
Net Investment Income
ETF Shares	(12,598)	(11,618)
Institutional Shares	(14,501)	(15,187)
Institutional Plus Shares	(7,073)	(8,103)
Realized Capital Gain[1]
ETF Shares	(4,079)	(1,465)
Institutional Shares	(5,279)	(1,570)
Institutional Plus Shares	(2,699)	(780)
Total Distributions	(46,229)	(38,723)
Capital Share Transactions
ETF Shares	154,937	114,108
Institutional Shares	70,728	(61,182)
Institutional Plus Shares	(40,014)	(79,516)
Net Increase (Decrease) from Capital Share Transactions	185,651	(26,590)
Total Increase (Decrease)	433,476	(3,261)
Net Assets
Beginning of Period	1,099,201	1,102,462
End of Period[2]	1,532,677	1,099,201

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $289,000 and $1,703,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $7,600,000 and $6,524,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Extended Duration Treasury Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$116.00	$113.24	$95.57	$131.02	$100.09
Investment Operations
Net Investment Income	3.420	3.524	3.311	3.695	3.566
Net Realized and Unrealized Gain (Loss)
on Investments[1]	25.019	3.113	18.824	(30.430)	33.594
Total from Investment Operations	28.439	6.637	22.135	(26.735)	37.160
Distributions
Dividends from Net Investment Income	(3.414)	(3.506)	(3.236)	(3.779)	(3.628)
Distributions from Realized Capital Gains	(1.255)	(. 371)	(1.229)	(4.936)	(2.602)
Total Distributions	(4.669)	(3.877)	(4.465)	(8.715)	(6.230)
Net Asset Value, End of Period	$139.77	$116.00	$113.24	$95.57	$131.02

Total Return	25.30%	5.90%	24.17%	-21.34%	37.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$615	$365	$249	$158	$203
Ratio of Total Expenses to
Average Net Assets	0.07%	0.10%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.77%	2.93%	3.59%	3.15%	3.06%
Portfolio Turnover Rate [2]	20%	16%	17%	31%	47%

1 Includes increases from purchase and redemption fees of $0.06, $0.05, $0.19, $0.10, and $0.18. Effective May 23, 2012, the redemption fee was eliminated.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$35.02	$34.18	$28.85	$39.55	$30.19
Investment Operations
Net Investment Income	1.036	1.069	1.006	1.121	1.084
Net Realized and Unrealized Gain (Loss)
on Investments[1]	7.558	.947	5.678	(9.183)	10.162
Total from Investment Operations	8.594	2.016	6.684	(8.062)	11.246
Distributions
Dividends from Net Investment Income	(1.035)	(1.064)	(.983)	(1.148)	(1.101)
Distributions from Realized Capital Gains	(.379)	(.112)	(. 371)	(1.490)	(.785)
Total Distributions	(1.414)	(1.176)	(1.354)	(2.638)	(1.886)
Net Asset Value, End of Period	$42.20	$35.02	$34.18	$28.85	$39.55

Total Return[2]	25.33%	5.89%	24.27%	-21.30%	37.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$660	$484	$529	$375	$586
Ratio of Total Expenses to
Average Net Assets	0.06%	0.08%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.78%	2.95%	3.61%	3.17%	3.08%
Portfolio Turnover Rate [3]	20%	16%	17%	31%	47%

1 Includes increases from purchase and redemption fees of $0.02, $0.01, $0.06, $0.03, and $0.05. Effective May 23, 2012, the redemption fee was eliminated.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Plus Shares
				Aug. 28,
				2013[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$87.92	$85.80	$72.42	$71.46
Investment Operations
Net Investment Income	2.620	2.701	2.542	—
Net Realized and Unrealized Gain (Loss) on Investments[2]	18.958	2.389	14.260	.960
Total from Investment Operations	21.578	5.090	16.802	.960
Distributions
Dividends from Net Investment Income	(2.616)	(2.688)	(2.491)	—
Distributions from Realized Capital Gains	(.952)	(.282)	(. 931)	—
Total Distributions	(3.568)	(2.970)	(3.422)	—
Net Asset Value, End of Period	$105.93	$87.92	$85.80	$72.42

Total Return[3]	25.34%	5.93%	24.31%	1.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$258	$250	$324	$25
Ratio of Total Expenses to Average Net Assets	0.04%	0.06%	0.08%	0.08%[4]
Ratio of Net Investment Income to Average Net Assets	2.80%	2.97%	3.63%	3.19%[4]
Portfolio Turnover Rate [5]	20%	16%	17%	31%

1 Inception.
2 Includes increases from purchase fees of $0.05, $0.04, $0.15, and $0.07.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Extended Duration Treasury Index Fund

Notes to Financial Statements

Vanguard Extended Duration Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Institutional Shares, and Institutional Plus Shares. ETF Shares are listed for trading on Nasdaq Arca; they can be purchased and sold through a broker. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at August 31, 2016.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

19

Extended Duration Treasury Index Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of Institutional Shares and Institutional Plus Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $121,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

20

Extended Duration Treasury Index Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,532,831	—
Temporary Cash Investments	65	—	—
Total	65	1,532,831	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $17,835,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $1,443,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $8,178,000 of ordinary income and $26,045,000 of long-term capital gains available for distribution.

At August 31, 2016, the cost of investment securities for tax purposes was $1,230,741,000. Net unrealized appreciation of investment securities for tax purposes was $302,155,000, consisting of unrealized gains of $302,242,000 on securities that had risen in value since their purchase and $87,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2016, the fund purchased $472,725,000 of investment securities and sold $333,780,000 of investment securities, other than temporary cash investments. Purchases and sales include $203,083,000 and $86,227,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

21

Extended Duration Treasury Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued[1]	241,630	1,950	444,240	3,650
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(86,693)	(700)	(330,132)	(2,700)
Net Increase (Decrease)—ETF Shares	154,937	1,250	114,108	950
Institutional Shares
Issued[1]	120,369	3,103	70,457	2,001
Issued in Lieu of Cash Distributions	19,486	545	16,757	473
Redeemed	(69,127)	(1,832)	(148,396)	(4,124)
Net Increase (Decrease) —Institutional Shares	70,728	1,816	(61,182)	(1,650)
Institutional Plus Shares
Issued[1]	—	—	238,636	2,768
Issued in Lieu of Cash Distributions	9,772	109	8,884	100
Redeemed	(49,786)	(516)	(327,036)	(3,809)
Net Increase (Decrease) —Institutional Plus Shares	(40,014)	(407)	(79,516)	(941)
1 Includes purchase fees for fiscal 2016 and 2015 of $653,000 and $458,000, respectively (fund totals).

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

22

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and the Shareholders of Vanguard Extended Duration Treasury Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Extended Duration Treasury Index Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 12, 2016

Special 2016 tax information (unaudited) for Vanguard Extended Duration Treasury Index Fund

This information for the fiscal year ended August 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $13,203,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 98.8% of income dividends are interest-related dividends.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended August 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Extended Duration Treasury Index Fund	2/29/2016	8/31/2016	Period
Based on Actual Fund Return
ETF Shares	$1,000.00	$1,117.12	$0.32
Institutional Shares	1,000.00	1,117.35	0.27
Institutional Plus Shares	1,000.00	1,117.34	0.16
Based on Hypothetical 5% Yearly Return
ETF Shares	$1,000.00	$1,024.84	$0.31
Institutional Shares	1,000.00	1,024.89	0.25
Institutional Plus Shares	1,000.00	1,024.99	0.15

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are  0.06% for ETF Shares, 0.05% for Institutional Shares, and 0.03% for Institutional Plus Shares. The dollar amounts shown as
“Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

25

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Extended Duration Treasury Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year directing the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

26

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

28

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

29

Vanguard Extended Duration Treasury Index Fund is not sponsored, endorsed, issued, sold, or promoted by Barclays Capital
Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of the fund with respect to any person or entity. Barclays’ only relationship to Vanguard and the fund is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to
Vanguard or the fund or any owners or purchasers of the fund. Barclays has no obligation to take the needs of Vanguard, the fund, or the owners of the fund into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the fund.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the index or any data included therein or for interruptions in the delivery of the index. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the fund or any other person or entity from the use of the index or any data included therein in connec-
tion with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond
Index, and Barclays shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to the index. Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the index or any data included therein.

30

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International plc (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive plc
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
	Chris D. McIsaac	Michael Rollings
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and	Chairman Emeritus and Senior Advisor
Other Experience: President and Chief Operating
Officer (retired 2010) of Corning Incorporated	John J. Brennan
(communications equipment); Chairman of the	Chairman, 1996–2009
Board of Trustees of Colby-Sawyer College;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris
Cotton Cancer Center.	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12750 102016

Annual Report | August 31, 2016

Vanguard U.S. Growth Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	6
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	30
About Your Fund’s Expenses.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• The fund returned nearly 7% for the 12 months ended August 31, 2016. It trailed its benchmark’s 10.54% result but exceeded the 6.69% average return of its peers.

• Of the ten industry sectors in which the advisors invested, six posted positive returns.

Financial stocks led, returning about 23%. Real estate investment trusts (REITs) were one of the best-performing subsectors as investors favored their steady income.

• Information technology stocks, which made up more than one-third of the portfolio, returned a healthy 17%.

• Health care was the leading detractor, returning close to –12% as pharmaceutical companies were hit hard by regulatory and drug market issues. Energy and telecommunication services also lagged, although their impact was negligible because of their small representation in the fund.

• The fund’s average annual return trailed that of its benchmark index but outdistanced that of its fund peer group over the past ten years.

Total Returns: Fiscal Year Ended August 31, 2016
Total
Returns
Vanguard U.S. Growth Fund
Investor Shares	6.89%
Admiral™ Shares	7.03
Russell 1000 Growth Index	10.54
Large-Cap Growth Funds Average	6.69
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended August 31, 2016
Average
Annual Return
U.S. Growth Fund Investor Shares	8.18%
Russell 1000 Growth Index	9.11
Large-Cap Growth Funds Average	7.47
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
U.S. Growth Fund	0.47%	0.33%	1.17%

The fund expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2016, the expense ratios were 0.46% for Investor Shares and 0.32% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Large-Cap Growth Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Even as the global economy continued to expand at a slow but sustained pace over the 12 months ended August 31, 2016, a series of disquieting developments highlighted the importance for investors of remaining disciplined.

Chief among them was “Brexit”—the British public’s vote to exit the European Union—but plenty of others moved the markets as well. We saw sharp ups and downs in the prices of oil and other commodities, choppy U.S. job numbers, shifting expectations about when the Federal Reserve might raise interest rates again, and decreases in already negative yields for European and Japanese government bonds.

Beyond being the end of the fiscal period, August marked a milestone: 40 years since Vanguard introduced the first index mutual fund. In ways that are perhaps still not fully appreciated, indexing has vastly improved investing for individuals, advisors, and institutions all over the world. Later in this letter, I’ll discuss the revolution wrought by what was initially a little-heralded new fund from a fledgling outfit in Valley Forge, Pennsylvania.

Brexit added another layer of uncertainty for investors

I think it’s fair to say that the momentous June 23 Brexit vote caught even the British off guard. Although we saw some market jitters in the run-up to the referendum, the unexpected outcome triggered a spike in

3

volatility worldwide. Stocks around the world lost 5%–10% in U.S. dollar terms in the first two trading sessions following the vote, with U.K. and European markets among the hardest hit; global bonds, though, headed in the other direction. It was a textbook illustration of the value of having a diversified portfolio.

That kind of volatility can push investors to “do something.” But some of the worst days in the stock markets are sometimes followed by some of the best—as happened at the end of June. Investors who scrambled to protect their portfolios by shedding stocks amid headlines warning of a global market meltdown may well have ended up locking in post-Brexit losses, then missing out on the strong rebound that took place just days later. Those headlines were noise that investors would have been better off tuning out. I’m pleased to say that Vanguard investors on the whole did just that—we continued to see cash flows into our funds in the days after the vote.

For the 12 months, stocks generally finished higher, with U.S. stocks up more than 11% and international stocks about 3% for U.S.-based investors.

In a surprise, bonds turned in a solid performance that few would have predicted a year ago. It seemed as if rates had fallen so far that they couldn’t go any lower, but many did. Central banks in a number of European countries and Japan set key monetary policy rates below zero.

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	11.69%	12.02%	14.60%
Russell 2000 Index (Small-caps)	8.59	8.53	12.85
Russell 3000 Index (Broad U.S. market)	11.44	11.74	14.46
FTSE All-World ex US Index (International)	3.37	2.59	3.72

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.97%	4.37%	3.24%
Barclays Municipal Bond Index (Broad tax-exempt market)	6.88	6.47	4.80
Citigroup Three-Month U.S. Treasury Bill Index	0.18	0.05	0.06

CPI
Consumer Price Index	1.06%	0.98%	1.23%

4

These policies held down short-term rates, while more muted expectations for global growth and inflation weighed on longer-term rates.

Yields in the United States weren’t quite as low as in many developed countries. The Fed raised the federal funds target rate only once, in December, to a slim 0.25%–0.5%. Further out on the maturity spectrum, the bellwether 10-year U.S. Treasury yield dropped in early July to a record low 1.36%, before moving back up a little to end the period at 1.58%. Over the 12 months, U.S. bonds returned about 6%, and international bonds returned even more—about 11%—for U.S.-based investors, again underscoring the markets’ unpredictability and the merits of diversification.

Over the years, many investors have embraced the pluses of indexing

Market upsets like Brexit aren’t rare occurrences. Fortunately, indexing has proved to be a durable behavioral tool to help keep investors from making bad financial decisions when upsets happen. In fact, this is one of indexing’s less appreciated benefits: Holding index funds as part of a broadly diversified portfolio can counterbalance that tendency to react to news headlines. When times are volatile, you’ll know you might have some exposure to a part of the market that has dropped, but also to other parts that may be holding up better.

Vanguard’s launch of the First Index Investment Trust, now Vanguard 500 Index Fund, initially met with a frosty reception. Its mandate to track the performance of a broadly diversified benchmark at a low cost seemed underwhelming to an investing public accustomed to funds that offered the chance to outperform. Investors have since come around, as experience has demonstrated the benefits of low costs and broad diversification.

Indexing accounted for about 30% of U.S. mutual fund and exchange-traded fund (ETF) assets at the end of 2015, according to the Investment Company Institute. Some now even proclaim the “triumph of indexing,” implying that it’s the only way to invest.

In our view, the rise of indexing has served to underscore an investment principle that long predates 1976: A long-term, low-cost, diversified approach gives investors the best chance for success. That’s true whether the investments you choose are indexed or actively managed—or both.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 9, 2016

5

Advisors’ Report

For the 12 months ended August 31, 2016, Vanguard U.S. Growth Fund returned nearly 7%. It trailed its benchmark, the Russell 1000 Growth Index, but finished ahead of the average return of its peers. Your fund is managed by five advisors. The use of multiple independent advisors enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table on page 10 presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal year and of how the portfolio’s positioning reflects this assessment. These reports were prepared on September 19, 2016.

Jackson Square Partners, LLC

Portfolio Managers:

Jeffrey S. Van Harte, CFA,
Chairman and Chief Investment Officer

Christopher J. Bonavico, CFA,
Equity Analyst

Christopher M. Ericksen, CFA,
Equity Analyst

Daniel J. Prislin, CFA,
Equity Analyst

As you would expect from our fundamental, bottomup approach, stock selection typically is the primary driver of our portion of the portfolio. However, during this period relative performance was significantly affected by systematic impacts, including sector and style factor exposures.

Valeant Pharmaceuticals was our largest detractor for several reasons, notably including questions about its ability to avoid a technical default on its debt obligations. Although the company did avoid technical default, we sold out of the position because of the negative change in its longterm fundamentals.

Our top contributor was Equinix. The company announced plans including additional data centers, the divestiture of others to Digital Realty, and a strategic partnership with Datang Telecom Group in China. Increased globalization, combined with the need for a secure and accessible network to meet the needs of clients’ geographically dispersed workforce, continued to create significant demand. We believe Equinix’s innovative product offerings are wellpositioned in a technologyspending environment focused on maintaining the highest level of network performance and quality of service for global users.

For many years, we have been concerned about a lack of demandoriented global economic growth, and the recent Brexit vote only reinforces that view. Regardless of the variety of potential outcomes, we remain consistent in our longterm investment philosophy. We want to own what we view as strong secular growth companies with solid business models

6

and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

Wellington Management Company llp

Portfolio Manager:

Andrew J. Shilling, CFA,
Senior Managing Director

We employ proprietary fundamental research and a rigorous valuation discipline to invest in large-capitalization companies with attractive growth characteristics. Our investment approach is based on identifying companies with a clear competitive advantage that will enable them to sustain above-average growth. We take a long-term perspective because we believe that investors often underestimate the potential for growth.

Weak security selection in the consumer staples and information technology sectors weighed on our portion of the portfolio over the last twelve months. An underweighted exposure to telecommunication services, the top performer during a period when investors favored low volatility, also hurt. Our selection was stronger in financials and industrials, helping to partially offset negative results.

The largest detractors from relative performance included Stericycle, a company that specializes in collecting and disposing of regulated substances, and biopharmaceutical companies Allergan and Regeneron Pharmaceuticals. Our decision to not own Microsoft—which did well in the benchmark—also weighed on relative returns. Amazon.com—our top contributor—and Microsoft both performed well amid the rapid growth of their cloud-computing businesses. We prefer to gain exposure to this secular growth trend through our investment in Amazon.com, the market leader in the space. Other standouts included medical device company Edwards Lifesciences and fixed income e-trading platform MarketAxess.

At the period’s close, we were most overweighted in the consumer discretionary sector, though we reduced our exposure over the 12 months. We increased our holdings in industrials and financials, which are now the portfolio’s second- and third-largest overweights. We meaningfully reduced our exposure to health care, where we are now underweighted. Consumer staples remained the most underweighted sector.

In this environment of low global growth and elevated uncertainty, we have continued to maintain the portfolio’s exposure to secular trends and long-cycle growth. We believe these durable growth drivers will yield attractive relative returns during a challenging period for investors. We remain true to our process, seeking to invest in companies with competitive advantages, strong balance sheets, experienced and proven management, and the ability to sustain above-average growth. We are confident that this time-tested process will continue to yield a portfolio of stocks well-positioned to outperform.

7

William Blair Investment
Management, LLC

Portfolio Managers:

James Golan, CFA,
Partner

David Ricci, CFA,
Partner

The U.S. stock market advanced over the past 12 months, supported by generally strong economic data in the face of more challenged global growth.

Our higher-growth bias worked against us as investors strongly favored high dividend-yielding stocks, particularly during the fear-driven flight to safety that characterized the market in early 2016. This more than offset our positive stock selection.

From a stock-specific standpoint, unfavorable selection in consumer staples (Kroger) and financials (Affiliated Managers Group and Citigroup) weighed on returns. Other underperformers included Apple (information technology) and BorgWarner (consumer discretionary). Conversely, strong stock selection in health care, including our position in IDEXX Laboratories and the liquidation of our holdings in Gilead Sciences in the fourth quarter of 2015, helped relative results. Other standouts included Texas Instruments and Adobe Systems in information technology and Amazon.com in consumer discretionary.

In aggregate, companies are near peak profit-margin levels, and many are returning capital to shareholders in the form of dividends and share buybacks. We believe those that can create value for shareholders by efficiently allocating capital will be increasingly rewarded by the market. As investors seek companies with sustainable, long-term growth opportunities, we believe we are well-positioned.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

Tom Slater,
Investment Manager, Partner

Gary Robinson,
Investment Manager

The U.S. market experienced a turbulent but ultimately positive 12 months. Strong returns came from the low-cost bond trading platform MarketAxess, internet giant Amazon.com, and health care stock Abiomed. A health scare for Chipotle Mexican Grill and incidents of inappropriate lending by Lending Club contributed to weaker share prices for the two holdings. We continue to own Chipotle as we believe management is taking sensible steps to rebuild trust in the brand. However, we sold Lending Club as the news of questionable lending practices seriously undermined our confidence in the culture and sustainability of the business model.

We recently bought transformational growth companies in the health care sector. They included Juno Therapeutics (developers of cellular therapies for cancer), Alnylam Pharmaceuticals (gene-silencing specialists), and Celgene (a cancer biotech

8

company with a rich business partnership portfolio). We also purchased companies that reflect our belief in the power of new technologies to change existing industries. These included Interactive Brokers (a low-cost trading platform), Wayfair (which is breaking new ground in furniture and homeware e-commerce), and Tableau Software (a developer of powerful, user-friendly visualisation analytics software).

As part of our process, we review existing holdings to determine whether they meet our desired targets for growth, culture, and edge. We sold out of PepsiCo, Monsanto, PayPal, Zillow, Danaher, and eBay as they fell short of our expectations.

Jennison Associates LLC

Portfolio Managers:

Kathleen A. McCarragher,
Managing Director

Blair A. Boyer,
Managing Director

Market volatility during the period reflected decelerating economic growth in China, concerns that emerging economies might face balance-sheet risks, and the effect of lower energy prices on industrial sectors. Additional factors included fears of slowing economic growth in the United States, uncertainty about the course of Federal Reserve monetary tightening, and the Brexit vote. In this risk-averse environment, dividend-paying and other “safety” stocks outperformed, while stocks of higher-growth companies such as those held in the portfolio generally underperformed.

Health care stocks faced additional growing concerns about drug pricing. Companies that sell innovative, high-priced drugs, including BioMarin (neurometabolic degenerative diseases), Alexion Pharmaceuticals (blood and matabolic disorders), and Vertex Pharmaceuticals (cystic fibrosis), sold off. Allergan, in which acquired growth plays an important role, declined as regulatory changes threatened to remove tax benefits of mergers between U.S. and offshore companies.

In consumer discretionary, Netflix declined on slowing subscriber growth. Amazon.com benefited from continued strong execution, margin expansion, and development of its cloud infrastructure business.

In technology, LinkedIn’s decline reflected deceleration in previously high growth rates. Many other holdings in the sector made strong gains. Facebook rose on impressive revenue and margins, accelerating advertising revenue growth, and solid user growth and engagement. Alphabet continued to monetize search traffic at a meaningfully higher rate than its competitors. Tencent benefited from its dominant position in China’s online gaming and instant messaging markets and its advertising and payment service efforts.

In energy, Concho Resources rose on deals that consolidate its core acreage and shed noncore positions, improving its balance sheet and efficiency. In industrials, TransDigm Group, which makes highly engineered aircraft components, advanced on solid financial results.

9

Vanguard U.S. Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Jackson Square Partners, LLC	36	2,471	Uses a bottom-up approach, seeking companies that
			have large end-market potential, dominant business
			models, and strong free cash flow generation that is
			attractively priced compared with the intrinsic value of
			the securities.
Wellington Management	36	2,465	Employs proprietary fundamental research and a
Company LLP			rigorous valuation discipline in an effort to invest in
			high-quality, large-cap, sustainable-growth companies.
			The investment approach is based on the belief that
			stock prices often overreact to short-term trends and
			that bottom-up, intensive research focused on
			longer-term fundamentals can be used to identify
			stocks that will outperform the market over time.
William Blair Investment	13	864	Uses a fundamental investment approach in pursuit of
Management, LLC			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Baillie Gifford Overseas Ltd.	7	448	Uses a long-term, active, bottom-up investment
			approach to identify companies that can generate
			above-average growth in earnings and cash flow.
Jennison Associates LLC	6	442	Uses a research-driven, fundamental investment
			approach that relies on in-depth company knowledge
			gleaned through meetings with management,
			customers, and suppliers.
Cash Investments	2	170	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

10

U.S. Growth Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWUSX	VWUAX
Expense Ratio[1]	0.47%	0.33%
30-Day SEC Yield	0.45%	0.52%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		1000	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	159	604	3,817
Median Market Cap	$51.2B	$70.3B	$51.2B
Price/Earnings Ratio	31.2x	24.8x	23.5x
Price/Book Ratio	5.0x	5.7x	2.8x
Return on Equity	19.4%	22.0%	16.6%
Earnings Growth
Rate	15.9%	11.9%	7.5%
Dividend Yield	0.9%	1.5%	2.0%
Foreign Holdings	1.4%	0.0%	0.0%
Turnover Rate	32%	—	—
Short-Term
Reserves	0.8%	—	—

Volatility Measures
		DJ
		U.S. Total
	Russell 1000	Market
	Growth Index	FA Index
R-Squared	0.94	0.87
Beta	1.04	1.05
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Alphabet Inc.	Internet Software &
	Services	5.8%
Facebook Inc.	Internet Software &
	Services	3.9
Amazon.com Inc.	Internet Retail	3.3
Visa Inc.	Data Processing &
	Outsourced Services	3.1
MasterCard Inc.	Data Processing &
	Outsourced Services	3.0
Microsoft Corp.	Systems Software	2.6
Allergan plc	Pharmaceuticals	2.4
Celgene Corp.	Biotechnology	2.3
PayPal Holdings Inc.	Data Processing &
	Outsourced Services	2.0
Biogen Inc.	Biotechnology	2.0
Top Ten		30.4%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.46% for Investor Shares and 0.32% for Admiral Shares.

11

U.S. Growth Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		1000	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary	19.2%	20.7%	12.9%
Consumer Staples	5.6	10.0	8.9
Energy	0.5	0.6	6.4
Financials	9.2	5.6	18.0
Health Care	17.6	16.9	14.1
Industrials	7.8	10.4	10.4
Information Technology	36.8	30.9	20.3
Materials	1.0	3.6	3.3
Other	1.8	0.0	0.0
Telecommunication
Services	0.4	1.2	2.4
Utilities	0.1	0.1	3.3

12

U.S. Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2006, Through August 31, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	U.S. Growth Fund*Investor Shares	6.89%	14.91%	8.18%	$21,959
••••••••	Russell 1000 Growth Index	10.54	14.74	9.11	23,903
– – – –	Large-Cap Growth Funds Average	6.69	12.88	7.47	20,544
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	11.34	14.40	7.71	21,007
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
U.S. Growth Fund Admiral Shares	7.03%	15.07%	8.36%	$111,589
Russell 1000 Growth Index	10.54	14.74	9.11	119,516
Dow Jones U.S. Total Stock Market Float
Adjusted Index	11.34	14.40	7.71	105,034

See Financial Highlights for dividend and capital gains information.

13

U.S. Growth Fund

Fiscal-Year Total Returns (%): August 31, 2006, Through August 31, 2016

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	1/6/1959	-0.99%	12.05%	7.76%
Admiral Shares	8/13/2001	-0.87	12.20	7.94

14

U.S. Growth Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.1%)[1]
Consumer Discretionary (18.7%)
*	Amazon.com Inc.	294,938	226,854
	Home Depot Inc.	901,684	120,934
*	Liberty Interactive Corp.
	QVC Group Class A	5,090,907	107,571
*	TripAdvisor Inc.	1,407,366	85,849
	L Brands Inc.	1,027,006	78,268
*	O’Reilly Automotive Inc.	182,523	51,097
	Lowe’s Cos. Inc.	616,312	47,185
	NIKE Inc. Class B	776,811	44,775
*	Liberty Global plc	1,445,169	44,555
	Starbucks Corp.	721,928	40,594
*	Netflix Inc.	402,225	39,197
	DR Horton Inc.	1,210,973	38,824
*	Priceline Group Inc.	25,117	35,584
	Lennar Corp. Class A	717,515	33,938
	Tesla Motors Inc.	139,447	29,564
*	Chipotle Mexican Grill Inc.
	Class A	67,575	27,958
	Ross Stores Inc.	412,350	25,665
	Harman International
	Industries Inc.	299,367	25,353
*	Under Armour Inc.	673,747	24,019
	Las Vegas Sands Corp.	435,852	21,884
*	AutoZone Inc.	29,355	21,776
	VF Corp.	239,200	14,842
	Dollar General Corp.	172,200	12,641
*	Liberty Global plc Class A	375,771	11,893
	Industria de Diseno Textil
	SA ADR	626,288	11,107
	adidas AG	64,693	10,753
^	Wayfair Inc.	206,516	7,953
^	Marriott International Inc.
	Class A	107,564	7,673
*,^	Under Armour Inc.
	Class A	185,482	7,351
	Harley-Davidson Inc.	125,574	6,618

	McDonald’s Corp.	55,067	6,369
	CarMax Inc.	96,382	5,682
	Walt Disney Co.	43,942	4,151
	Ulta Salon Cosmetics
	& Fragrance Inc.	13,690	3,384
^	Shake Shack Inc. Class A	51,195	1,807
			1,283,668
Consumer Staples (5.4%)
	Walgreens Boots
	Alliance Inc.	1,212,186	97,836
	Estee Lauder Cos. Inc.
	Class A	656,657	58,594
*	Monster Beverage Corp.	375,543	57,792
	Mondelez International Inc.
	Class A	985,659	44,374
	Kroger Co.	933,100	29,850
	PepsiCo Inc.	251,964	26,897
	Mead Johnson Nutrition Co. 268,200		22,816
	Costco Wholesale Corp.	139,601	22,628
	Colgate-Palmolive Co.	61,283	4,556
	Brown-Forman Corp.
	Class B	88,472	4,295
			369,638
Energy (0.3%)
	Schlumberger Ltd.	214,600	16,953
	Concho Resources Inc.	41,382	5,347
	Apache Corp.	33,175	1,649
			23,949
Financials (8.7%)
	Intercontinental Exchange
	Inc.	438,719	123,728
	Crown Castle International
	Corp.	1,253,382	118,783
	Equinix Inc.	159,505	58,802
	MarketAxess Holdings Inc.	329,088	55,465
*	Markel Corp.	47,026	43,786
	American Tower
	Corporation	332,450	37,693

15

U.S. Growth Fund

			Market
			Value•
		Shares	($000)
	Marsh & McLennan
	Cos. Inc.	472,530	31,957
	MSCI Inc. Class A	282,040	25,417
	First Republic Bank	278,994	21,471
	Moody’s Corp.	172,000	18,695
*	Affiliated Managers Group
	Inc.	114,500	16,265
	M&T Bank Corp.	100,368	11,877
	Public Storage	50,104	11,220
	American Express Co.	116,856	7,663
	Morgan Stanley	202,789	6,501
	TD Ameritrade Holding
	Corp.	187,930	6,176
	Interactive Brokers Group
	Inc.	112,900	4,051
			599,550
Health Care (17.1%)
*	Allergan plc	698,141	163,742
*	Celgene Corp.	1,448,636	154,627
*	Biogen Inc.	447,518	136,775
	Bristol-Myers Squibb Co.	1,531,036	87,866
*	Cerner Corp.	923,605	59,610
	UnitedHealth Group Inc.	433,280	58,948
	Dentsply Sirona Inc.	922,709	56,710
	Novo Nordisk A/S ADR	1,170,342	54,678
*	Illumina Inc.	303,486	51,089
*	Edwards Lifesciences
	Corp.	388,188	44,704
*	Quintiles Transnational
	Holdings Inc.	504,634	39,008
	Medtronic plc	437,004	38,033
*	IMS Health Holdings Inc.	1,203,221	35,880
*	Regeneron
	Pharmaceuticals Inc.	91,019	35,730
*	IDEXX Laboratories Inc.	272,872	30,747
	Zoetis Inc.	538,000	27,492
	Gilead Sciences Inc.	163,575	12,821
	ABIOMED Inc.	98,510	11,618
	BioMarin Pharmaceutical
	Inc.	122,739	11,524
	Alexion Pharmaceuticals
	Inc.	78,806	9,919
	Waters Corp.	61,715	9,708
	Shire plc ADR	49,981	9,355
	Danaher Corp.	114,000	9,281
	Genomic Health Inc.	203,823	5,395
	Vertex Pharmaceuticals Inc.	52,422	4,954
	Alnylam Pharmaceuticals
	Inc.	62,926	4,395
	Juno Therapeutics Inc.	146,900	4,345
	Cigna Corp.	17,794	2,282
	Seattle Genetics Inc.	45,430	2,024
			1,173,260

Industrials (7.5%)
	Nielsen Holdings plc	1,907,282	101,620
*	Verisk Analytics Inc.
	Class A	549,698	45,652
	Fortune Brands Home
	& Security Inc.	607,447	38,609
	Union Pacific Corp.	394,100	37,648
*	TransDigm Group Inc.	125,327	35,742
	Equifax Inc.	260,481	34,357
*	IHS Markit Ltd.	815,340	30,429
*	TransUnion	866,228	28,577
	Lockheed Martin Corp.	111,600	27,116
	AMETEK Inc.	468,339	22,832
	Fortive Corp.	394,976	20,803
	Watsco Inc.	121,841	18,015
*	Stericycle Inc.	180,400	15,511
	Kansas City Southern	140,338	13,574
	JB Hunt Transport Services
	Inc.	127,974	10,160
	Northrop Grumman Corp.	46,232	9,804
	NOW Inc.	436,642	9,012
	Wabtec Corp.	111,300	8,527
	Boeing Co.	65,630	8,496
			516,484
Information Technology (36.0%)
*	Facebook Inc. Class A	2,112,740	266,459
*	Alphabet Inc. Class C	326,425	250,384
	Visa Inc. Class A	2,615,380	211,584
	MasterCard Inc. Class A	2,115,901	204,459
	Microsoft Corp.	3,130,578	179,883
*	Alphabet Inc. Class A	188,861	149,172
*	PayPal Holdings Inc.	3,740,163	138,947
	QUALCOMM Inc.	1,905,326	120,169
*	Electronic Arts Inc.	1,338,965	108,764
*	eBay Inc.	3,214,847	103,389
	Apple Inc.	967,630	102,666
*	Adobe Systems Inc.	669,727	68,520
	Symantec Corp.	2,278,259	54,974
*	salesforce.com Inc.	621,389	49,351
	Intuit Inc.	438,650	48,887
*	Alibaba Group Holding Ltd.
	ADR	409,793	39,828
*	Workday Inc. Class A	460,368	39,035
*	ServiceNow Inc.	481,939	35,022
*	FleetCor Technologies Inc.	212,333	34,865
	CDW Corp.	737,665	32,937
	Texas Instruments Inc.	461,800	32,114
	Global Payments Inc.	365,433	27,755
*	Red Hat Inc.	360,260	26,292
*	Alliance Data Systems
	Corp.	119,766	24,502
*	Cognizant Technology
	Solutions Corp. Class A	409,511	23,522
	Accenture plc Class A	151,200	17,388

16

U.S. Growth Fund

			Market
			Value•
		Shares	($000)
	GrubHub Inc.	388,290	15,753
*,^	Zillow Group Inc.	393,138	13,308
	Tencent Holdings Ltd.	478,302	12,395
*	Twitter Inc.	547,760	10,522
	Tableau Software Inc.
	Class A	136,500	7,921
	Palo Alto Networks Inc.	39,993	5,326
	Splunk Inc.	82,555	4,808
	Mobileye NV	77,556	3,792
*	Autodesk Inc.	36,870	2,485
			2,467,178
Materials (1.0%)
	Sherwin-Williams Co.	119,749	33,974
	PPG Industries Inc.	163,600	17,322
	Martin Marietta Materials
	Inc.	82,694	15,135
			66,431
Other (0.0%)
*,2	WeWork Class A PP	52,398	2,630
3	Vanguard Growth ETF	3,100	347
			2,977
Telecommunication Services (0.4%)
*	SBA Communications Corp.
	Class A	222,659	25,417
Total Common Stocks
(Cost $4,661,409)			6,528,552
Preferred Stocks (1.6%)
*,2	Uber Technologies PP	1,408,784	68,709
*,2	WeWork Pfd. D1 PP	260,418	13,071
*,2	Pinterest Prf G PP	1,596,475	10,409
*,2	WeWork Pfd. D2 PP	204,614	10,270
*,2	Cloudera, Inc. Pfd.	300,088	5,153
Total Preferred Stocks
(Cost $45,428)			107,612
Convertible Preferred Stocks (0.2%)
*,2	Airbnb Inc. (Cost $11,927)	128,123	13,453

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (3.5%)[1]
Money Market Fund (3.1%)
[4,5]	Vanguard Market
	Liquidity Fund,
	0.612%	2,099,195	209,941

		Face
		Amount
		($000)
Repurchase Agreement (0.2%)
	Bank of America Securities,
	LLC 0.330%, 9/1/16 (Dated
	8/31/16, Repurchase Value
	$15,100,000, collateralized
	by Government National
	Mortgage Assn. 4.500%,
	4/20/44, with a value of
	$15,402,000)	15,100	15,100

U.S. Government and Agency Obligations (0.2%)
[6,7]	Federal Home Loan
	Bank Discount Notes,
	0.370%, 10/21/16	1,300	1,299
[6,7]	Federal Home Loan
	Bank Discount Notes,
	0.431%, 1/25/17	6,200	6,189
7	United States Treasury
	Bill, 0.318%, 10/20/16	5,400	5,398
			12,886
Total Temporary Cash Investments
(Cost $237,912)			237,927
Total Investments (100.4%)
(Cost $4,956,676)			6,887,544

17

U.S. Growth Fund

Amount
($000)
Other Assets and Liabilities (-0.4%)
Other Assets
Investment in Vanguard	543
Receivables for Investment
Securities Sold	5,284
Receivables for Accrued Income	7,542
Receivables for Capital Shares Issued	1,243
Other Assets	120
Total Other Assets	14,732
Liabilities
Payables for Investment Securities
Purchased	(9,913)
Collateral for Securities on Loan	(13,579)
Payables to Investment Advisor	(3,116)
Payables for Capital Shares Redeemed	(2,812)
Payables to Vanguard	(11,969)
Other Liabilities	(501)
Total Liabilities	(41,890)
Net Assets (100%)	6,860,386

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	4,920,691
Undistributed Net Investment Income	7,918
Accumulated Net Realized Gains	7
Unrealized Appreciation (Depreciation)
Investment Securities	1,930,868
Futures Contracts	902
Net Assets	6,860,386

Investor Shares—Net Assets
Applicable to 125,133,452 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,793,893
Net Asset Value Per Share—
Investor Shares	$30.32

Admiral Shares—Net Assets
Applicable to 39,052,085 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,066,493
Net Asset Value Per Share—
Admiral Shares	$78.52

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $13,002,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.6% and 1.0%, respectively, of net assets.
2 Restricted securities totaling $123,695,000, representing 1.8% of net assets.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $13,579,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 Securities with a value of $7,193,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
PP—Private Placement.
See accompanying Notes, which are an integral part of the Financial Statements.

18

U.S. Growth Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends[1,2]	62,811
Interest[1]	979
Securities Lending—Net	1,011
Total Income	64,801
Expenses
Investment Advisory Fees—Note B
Basic Fee	11,782
Performance Adjustment	1,162
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,574
Management and Administrative—Admiral Shares	3,307
Marketing and Distribution—Investor Shares	719
Marketing and Distribution—Admiral Shares	216
Custodian Fees	82
Auditing Fees	37
Shareholders’ Reports—Investor Shares	73
Shareholders’ Reports—Admiral Shares	15
Trustees’ Fees and Expenses	11
Total Expenses	26,978
Expenses Paid Indirectly	(200)
Net Expenses	26,778
Net Investment Income	38,023
Realized Net Gain (Loss)
Investment Securities Sold[1]	66,379
Futures Contracts	4,734
Foreign Currencies	55
Realized Net Gain (Loss)	71,168
Change in Unrealized Appreciation (Depreciation)
Investment Securities	321,746
Futures Contracts	11,907
Change in Unrealized Appreciation (Depreciation)	333,653
Net Increase (Decrease) in Net Assets Resulting from Operations	442,844
1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $4,000, $896,000, and $3,000, respectively.
2 Dividends are net of foreign withholding taxes of $319,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

U.S. Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	38,023	36,310
Realized Net Gain (Loss)	71,168	656,165
Change in Unrealized Appreciation (Depreciation)	333,653	(231,399)
Net Increase (Decrease) in Net Assets Resulting from Operations	442,844	461,076
Distributions
Net Investment Income
Investor Shares	(19,111)	(24,620)
Admiral Shares	(16,735)	(15,003)
Realized Capital Gain[1]
Investor Shares	(327,359)	(289,725)
Admiral Shares	(218,490)	(142,252)
Total Distributions	(581,695)	(471,600)
Capital Share Transactions
Investor Shares	(96,179)	(60,674)
Admiral Shares	699,217	561,764
Net Increase (Decrease) from Capital Share Transactions	603,038	501,090
Total Increase (Decrease)	464,187	490,566
Net Assets
Beginning of Period	6,396,199	5,905,633
End of Period[2]	6,860,386	6,396,199
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $0 and $568,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $7,918,000 and $9,444,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

U.S. Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$30.89	$31.03	$24.67	$20.79	$18.12
Investment Operations
Net Investment Income	.151	.169	.168	.134	.068
Net Realized and Unrealized Gain (Loss)
on Investments	1.944	2.168	6.303	3.861	2.679
Total from Investment Operations	2.095	2.337	6.471	3.995	2.747
Distributions
Dividends from Net Investment Income	(.147)	(.194)	(.111)	(.115)	(. 077)
Distributions from Realized Capital Gains	(2.518)	(2.283)	—	—	—
Total Distributions	(2.665)	(2.477)	(.111)	(.115)	(.077)
Net Asset Value, End of Period	$30.32	$30.89	$31.03	$24.67	$20.79

Total Return[1]	6.89%	7.96%	26.29%	19.31%	15.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,794	$3,975	$4,038	$3,137	$2,975
Ratio of Total Expenses to Average Net Assets[2]	0.46%	0.47%	0.44%	0.45%	0.45%
Ratio of Net Investment Income to
Average Net Assets	0.50%	0.53%	0.59%	0.59%	0.35%
Portfolio Turnover Rate	32%	38%	36%	38%	43%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.03%, (0.01%), (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

21

U.S. Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$80.01	$80.37	$63.91	$53.85	$46.94
Investment Operations
Net Investment Income	.506	.563	.557	.440	. 258
Net Realized and Unrealized Gain (Loss)
on Investments	5.018	5.607	16.293	10.002	6.924
Total from Investment Operations	5.524	6.170	16.850	10.442	7.182
Distributions
Dividends from Net Investment Income	(. 499)	(. 623)	(. 390)	(. 382)	(. 272)
Distributions from Realized Capital Gains	(6.515)	(5.907)	—	—	—
Total Distributions	(7.014)	(6.530)	(.390)	(.382)	(.272)
Net Asset Value, End of Period	$78.52	$80.01	$80.37	$63.91	$53.85

Total Return[1]	7.03%	8.12%	26.44%	19.51%	15.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,066	$2,421	$1,868	$1,141	$869
Ratio of Total Expenses to Average Net Assets[2]	0.32%	0.33%	0.30%	0.31%	0.31%
Ratio of Net Investment Income to
Average Net Assets	0.64%	0.67%	0.73%	0.73%	0.49%
Portfolio Turnover Rate	32%	38%	36%	38%	43%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.03%, (0.01%), (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

22

U.S. Growth Fund

Notes to Financial Statements

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

23

U.S. Growth Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

24

U.S. Growth Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the onemonth London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreedupon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

9. Other: Dividend income is recorded on the exdividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain classspecific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other nonclassspecific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Jackson Square Partners, LLC, Wellington Management Company llp, William Blair Investment Management, LLC, Baillie Gifford Overseas Ltd., and Jennison Associates LLC each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Jackson Square Partners, LLC and Wellington Management Company llp are subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. The basic fee of William Blair Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding five years. The basic fees of Baillie Gifford Overseas Ltd. and Jennison Associates LLC are subject to quarterly adjustments based on performance relative to the S&P 500 Index and the Russell 1000 Growth Index, respectively, since February 28, 2014.

Vanguard manages the cash reserves of the fund as described below.

For the year ended August 31, 2016, the aggregate investment advisory fee represented an effective annual basic rate of 0.18% of the fund’s average net assets, before a net increase of $1,162,000 (0.02%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA).

25

U.S. Growth Fund

These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $543,000, representing 0.01% of the fund’s net assets and 0.22% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended August 31, 2016, these arrangements reduced the fund’s expenses by $200,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	6,502,774	23,148	2,630
Preferred Stocks	—	—	107,612
Convertible Preferred Stocks	—	—	13,453
Temporary Cash Investments	209,941	27,986	—
Futures Contracts—Liabilities[1]	(501)	—	—
Total	6,712,214	51,134	123,695
1 Represents variation margin on the last day of the reporting period.

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the fund in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

26

U.S. Growth Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended August 31, 2016. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

Investments in
Common Stocks,
Preferred Stocks,
and Convertible
Preferred Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of August 31, 2015	106,035
Change in Unrealized Appreciation (Depreciation)	17,660
Balance as of August 31, 2016	123,695
Net change in unrealized appreciation (depreciation) from investments still held as of August 31, 2016, was $17,660,000.

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of August 31, 2016:

	Fair Value
Security Type	($000)	Valuation Technique	Unobservable Input	Amount
Common Stocks	2,630	Market Approach	Recent Market Transaction	$50.192
Preferred Stocks	107,612	Market Approach	Recent Market Transaction	50.192
			Recent Market Transaction	48.772
			Comparable Company Approach	6.520
			Comparable Company Approach	17.170
Convertible
Preferred Stocks	13,453	Market Approach	Target Event	105.000

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

F. At August 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2016	1,188	128,868	4
E-mini S&P Mid-Cap 400 Index	September 2016	262	40,972	898
				902

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

27

U.S. Growth Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized net foreign currency gains of $55,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $3,758,000 from undistributed net investment income, and $21,810,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $18,001,000 of ordinary income and $4,595,000 of long-term capital gains available for distribution.

At August 31, 2016, the cost of investment securities for tax purposes was $4,959,113,000. Net unrealized appreciation of investment securities for tax purposes was $1,928,431,000, consisting of unrealized gains of $2,059,435,000 on securities that had risen in value since their purchase and $131,004,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended August 31, 2016, the fund purchased $2,205,670,000 of investment securities and sold $2,056,041,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	566,832	18,852	478,396	15,147
Issued in Lieu of Cash Distributions	340,874	11,389	309,765	10,561
Redeemed	(1,003,885)	(33,788)	(848,835)	(27,163)
Net Increase (Decrease)—Investor Shares	(96,179)	(3,547)	(60,674)	(1,455)
Admiral Shares
Issued	1,021,665	13,128	698,022	8,572
Issued in Lieu of Cash Distributions	223,265	2,883	149,006	1,963
Redeemed	(545,713)	(7,215)	(285,264)	(3,519)
Net Increase (Decrease)—Admiral Shares	699,217	8,796	561,764	7,016

J. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and the Shareholders of Vanguard U.S. Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Growth Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 12, 2016

Special 2016 tax information (unaudited) for Vanguard U.S. Growth Fund

This information for the fiscal year ended August 31, 2016, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $567,659,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $35,846,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

29

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Growth Fund Investor Shares
Periods Ended August 31, 2016

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	6.89%	14.91%	8.18%
Returns After Taxes on Distributions	4.81	13.98	7.69
Returns After Taxes on Distributions and Sale of Fund Shares	5.58	11.98	6.66

30

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

31

Six Months Ended August 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Growth Fund	2/29/2016	8/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,105.76	$2.43
Admiral Shares	1,000.00	1,106.54	1.75
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.82	$2.34
Admiral Shares	1,000.00	1,023.48	1.68

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.46% for Investor Shares and 0.33% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

32

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

33

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

34

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of
the Board. Principal Occupation(s) During the Past
Five Years and Other Experience: Chairman of the
Board of The Vanguard Group, Inc., and of each of
the investment companies served by The Vanguard
Group, since January 2010; Director of The Vanguard
Group since 2008; Chief Executive Officer and
President of The Vanguard Group, and of each of
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing
Corporation; Managing Director of The Vanguard
Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years and Other
Experience: Executive Chief Staff and Marketing
Officer for North America and Corporate Vice President
(retired 2008) of Xerox Corporation (document manage-
ment products and services); Executive in Residence
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director
of SPX FLOW, Inc. (multi-industry manufacturing);
Director of the United Way of Rochester, the University
of Rochester Medical Center, Monroe Community
College Foundation, North Carolina A&T University,
and Roberts Wesleyan College.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years and Other
Experience: Chairman and Chief Executive Officer
(retired 2009) and President (2006–2008) of
Rohm and Haas Co. (chemicals); Director of Tyco
International plc (diversified manufacturing and
services), HP Inc. (printer and personal computer
manufacturing), and Delphi Automotive plc
(automotive components); Senior Advisor at
New Mountain Capital.

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Sciences, and Professor of Communication, Annenberg
School for Communication, with secondary faculty
appointments in the Department of Philosophy, School
of Arts and Sciences, and at the Graduate School of
Education, University of Pennsylvania; Trustee of the
National Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years and
Other Experience: Corporate Vice President and
Chief Global Diversity Officer (retired 2008) and
Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2009) of Cummins Inc. (industrial machinery);
Chairman of the Board of Hillenbrand, Inc. (specialized
consumer services), and of Oxfam America; Director
of SKF AB (industrial machinery), Hyster-Yale Materials
Handling, Inc. (forklift trucks), the Lumina Foundation
for Education, and the V Foundation for Cancer
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.

Mark Loughridge
Born 1953. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.

Scott C. Malpass
Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors
for Spruceview Capital Partners, and the Investment
Advisory Committee of Major League Baseball; Board
Member of TIFF Advisory Services, Inc., and Catholic
Investment Services, Inc. (investment advisors).

André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment
firm); Director of Rand Merchant Bank; Overseer of
the Museum of Fine Arts Boston.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and
Other Experience: President and Chief Operating
Officer (retired 2010) of Corning Incorporated
(communications equipment); Chairman of the
Board of Trustees of Colby-Sawyer College;
Member of the Advisory Board of the Norris
Cotton Cancer Center.

Executive Officers

Glenn Booraem
Born 1967. Treasurer Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Principal of The Vanguard Group,
Inc.; Treasurer of each of the investment companies
served by The Vanguard Group; Controller of each of
the investment companies served by The Vanguard
Group (2010–2015); Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
investment companies served by The Vanguard Group;
Treasurer of each of the investment companies served
by The Vanguard Group (1998–2008).

Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Head of Global Fund Accounting
at The Vanguard Group, Inc.; Controller of each of the
investment companies served by The Vanguard Group;
Head of International Fund Services at The Vanguard
Group (2008–2014).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years and Other
Experience: Managing Director of The Vanguard
Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
Marketing Corporation.

Vanguard Senior ManagementTeam

Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q230 102016

Annual Report | August 31, 2016

Vanguard Mega Cap Index Funds

Vanguard Mega Cap Index Fund

Vanguard Mega Cap Growth Index Fund

Vanguard Mega Cap Value Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	4
Mega Cap Index Fund.	8
Mega Cap Growth Index Fund.	26
Mega Cap Value Index Fund.	43
Your Fund’s After-Tax Returns.	62
About Your Fund’s Expenses.	63
Trustees Approve Advisory Arrangements.	65
Glossary.	67

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Value stocks generally outperformed their growth-oriented counterparts for the 12 months ended August 31, 2016. This broad market trend was mirrored in the performance of the Vanguard Mega Cap Index Funds.

• Returns ranged from almost 15% for the Value Index Fund to about 10% for the Growth Index Fund. The Mega Cap Index Fund, which includes both growth and value stocks, returned nearly 13%.

• All three funds closely tracked their target indexes and exceeded the average returns of their large-capitalization fund peers.

• The Mega Cap Index and Value Index Funds posted positive results in all ten market sectors; the Growth Index Fund advanced in eight sectors.

• Technology, industrials, and consumer goods were among the top contributors for all three funds. Health care and oil and gas lost ground in the Growth Index Fund.

Total Returns: Fiscal Year Ended August 31, 2016
Total
Returns
Vanguard Mega Cap Index Fund
ETF Shares
Market Price	12.58%
Net Asset Value	12.61
Institutional Shares	12.63
CRSP US Mega Cap Index	12.67
Large-Cap Core Funds Average	9.22
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Mega Cap Growth Index Fund
ETF Shares
Market Price	10.24%
Net Asset Value	10.28
Institutional Shares	10.28
CRSP US Mega Cap Growth Index	10.32
Large-Cap Growth Funds Average	6.69
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard Mega Cap Value Index Fund
ETF Shares
Market Price	14.67%
Net Asset Value	14.71
Institutional Shares	14.72
CRSP US Mega Cap Value Index	14.73
Large-Cap Value Funds Average	8.66
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The
Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573;
8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Total Returns: Inception Through August 31, 2016
Average
Annual Return
Mega Cap Index Fund ETF Shares Net Asset Value (Returns since inception: 12/17/2007)	6.97%
Spliced Mega Cap Index	7.05
Large-Cap Core Funds Average	5.59
For a benchmark description, see the Glossary.
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Mega Cap Growth Index Fund ETF Shares Net Asset Value (Returns since inception: 12/17/2007)	8.29%
Spliced Mega Cap Growth Index	8.39
Large-Cap Growth Funds Average	6.26
For a benchmark description, see the Glossary.
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Mega Cap Value Index Fund ETF Shares Net Asset Value (Returns since inception: 12/17/2007)	5.69%
Spliced Mega Cap Value Index	5.74
Large-Cap Value Funds Average	4.81
For a benchmark description, see the Glossary.
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

2

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
Mega Cap Index Fund	0.09%	0.06%	1.11%
Mega Cap Growth Index Fund	0.09	0.08	1.17
Mega Cap Value Index Fund	0.09	0.06	1.10

The fund expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2016, the expense ratios were: for the Mega Cap Index Fund, 0.07% for ETF Shares and 0.06% for
Institutional Shares; for the Mega Cap Growth Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares; and for the Mega Cap
Value Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares. Peer-group expense ratios are derived from data provided by
Lipper, a Thomson Reuters Company, and capture information through year-end 2015.

Peer groups: For the Mega Cap Index Fund, Large-Cap Core Funds; for the Mega Cap Growth Index Fund, Large-Cap Growth Funds; and for the
Mega Cap Value Index Fund, Large-Cap Value Funds.

3

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Even as the global economy continued to expand at a slow but sustained pace over the 12 months ended August 31, 2016, a series of disquieting developments highlighted the importance for investors of remaining disciplined.

Chief among them was “Brexit”—the British public’s vote to exit the European Union—but plenty of others moved the markets as well. We saw sharp ups and downs in the prices of oil and other commodities, choppy U.S. job numbers, shifting expectations about when the Federal Reserve might raise interest rates again, and decreases in already negative yields for European and Japanese government bonds.

Beyond being the end of the fiscal period, August marked a milestone: 40 years since Vanguard introduced the first index mutual fund. In ways that are perhaps still not fully appreciated, indexing has vastly improved investing for individuals, advisors, and institutions all over the world. Later in this letter, I’ll discuss the revolution wrought by what was initially a little-heralded new fund from a fledgling outfit in Valley Forge, Pennsylvania.

Brexit added another layer of uncertainty for investors

I think it’s fair to say that the momentous June 23 Brexit vote caught even the British off guard. Although we saw some market jitters in the run-up to the referendum, the unexpected outcome triggered a spike in

4

volatility worldwide. Stocks around the world lost 5%–10% in U.S. dollar terms in the first two trading sessions following the vote, with U.K. and European markets among the hardest hit; global bonds, though, headed in the other direction. It was a textbook illustration of the value of having a diversified portfolio.

That kind of volatility can push investors to “do something.” But some of the worst days in the stock markets are sometimes followed by some of the best—as happened at the end of June. Investors who scrambled to protect their portfolios by shedding stocks amid headlines warning of a global market meltdown may well have ended up locking in post-Brexit losses, then missing out on the strong rebound that took place just days later. Those headlines were noise that investors would have been better off tuning out. I’m pleased to say that Vanguard investors on the whole did just that—we continued to see cash flows into our funds in the days after the vote.

For the 12 months, stocks generally finished higher, with U.S. stocks up more than 11% and international stocks about 3% for U.S.-based investors.

In a surprise, bonds turned in a solid performance that few would have predicted a year ago. It seemed as if rates had fallen so far that they couldn’t go any lower, but many did. Central banks in a number of European countries and Japan set key monetary policy rates below zero.

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	11.69%	12.02%	14.60%
Russell 2000 Index (Small-caps)	8.59	8.53	12.85
Russell 3000 Index (Broad U.S. market)	11.44	11.74	14.46
FTSE All-World ex US Index (International)	3.37	2.59	3.72

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.97%	4.37%	3.24%
Barclays Municipal Bond Index (Broad tax-exempt market)	6.88	6.47	4.80
Citigroup Three-Month U.S. Treasury Bill Index	0.18	0.05	0.06

CPI
Consumer Price Index	1.06%	0.98%	1.23%

5

When being ‘average’ is a lot better than average

Not only did Vanguard founder John C. Bogle launch the first index mutual fund in 1976, but he also was among the first to clearly explain to the investing public the benefits of what was then a novel, unproven strategy.

Back in 1977, in the first annual report for what was later renamed Vanguard 500 Index Fund,
Mr. Bogle wrote that an index fund ‘‘represents a tough and demanding ‘par.’ And if there are some professionals who can ‘beat par’ more often than not------in investing or in golf------they do not seem to be in the majority.’’

Mr. Bogle’s analogy has been borne out by historical returns. As you can see in the chart below, out of 1,238 actively managed large-capitalization funds, a clear majority-----65%-----
trailed the Standard & Poor’s 500 Index in average annual return over the decade ended
December 31, 2015. And 518 funds, or about 42% of the total number, trailed by more than
1 percentage point.

The track record looks even more discouraging when you consider that of the 35% of funds that outperformed the index, only 119------or about 10% in all------did so by more than 1 percentage point. The 315 others also took on risk to try to outperform the index (and likely experienced greater volatility) but came out ahead by less than 1 percentage point in average annual return.

Over a decade, a majority of active large-cap funds lagged the S&P 500 Index
Based on average annual returns, 2006---2015

Notes: Data based on average annual returns of all 1,238 existing actively managed large-cap funds over the decade ended December 31,
2015. Note that index funds seek to track the performance of a benchmark index but typically won't ‘‘match’’ the benchmark's returns because of the costs of passive indexing.
Sources: Vanguard calculations, using data from Standard & Poor’s.
Past performance is not a guarantee of future results. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.

6

These policies held down short-term rates, while more muted expectations for global growth and inflation weighed on longer-term rates.

Yields in the United States weren’t quite as low as in many developed countries. The Fed raised the federal funds target rate only once, in December, to a slim 0.25%–0.5%. Further out on the maturity spectrum, the bellwether 10-year U.S. Treasury yield dropped in early July to a record low 1.36%, before moving back up a little to end the period at 1.58%. Over the 12 months, U.S. bonds returned about 6%, and international bonds returned even more—about 11%—for U.S.-based investors, again underscoring the markets’ unpredictability and the merits of diversification.

Over the years, many investors have embraced the pluses of indexing

Market upsets like Brexit aren’t rare occurrences. Fortunately, indexing has proved to be a durable behavioral tool to help keep investors from making bad financial decisions when upsets happen. In fact, this is one of indexing’s less appreciated benefits: Holding index funds as part of a broadly diversified portfolio can counterbalance that tendency to react to news headlines. When times are volatile, you’ll know you might have some exposure to a part of the market that has dropped, but also to other parts that may be holding up better.

Vanguard’s launch of the First Index Investment Trust, now Vanguard 500 Index Fund, initially met with a frosty reception. Its mandate to track the performance of a broadly diversified benchmark at a low cost seemed underwhelming to an investing public accustomed to funds that offered the chance to outperform. Investors have since come around, as experience has demonstrated the benefits of low costs and broad diversification.

Indexing accounted for about 30% of U.S. mutual fund and exchange-traded fund (ETF) assets at the end of 2015, according to the Investment Company Institute. Some now even proclaim the “triumph of indexing,” implying that it’s the only way to invest.

In our view, the rise of indexing has served to underscore an investment principle that long predates 1976: A long-term, low-cost, diversified approach gives investors the best chance for success. That’s true whether the investments you choose are indexed or actively managed—or both.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 9, 2016

7

Mega Cap Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	MGC	VMCTX
Expense Ratio[1]	0.09%	0.06%
30-Day SEC Yield	2.12%	2.06%

Portfolio Characteristics
			DJ
			U.S.
			Total
		CRSP US	Market
		Mega Cap	FA
	Fund	Index	Index
Number of Stocks	282	284	3,817
Median Market Cap	$103.7B	$103.7B	$51.2B
Price/Earnings Ratio	21.8x	21.8x	23.5x
Price/Book Ratio	2.9x	2.9x	2.8x
Return on Equity	18.1%	17.9%	16.6%
Earnings Growth
Rate	6.8%	6.8%	7.5%
Dividend Yield	2.2%	2.2%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	7%	—	—
Short-Term
Reserves	-1.2%	—	—

Volatility Measures
		DJ
	CRSP US	U.S. Total
	Mega Cap	Market
	Index	FA Index
R-Squared	1.00	0.98
Beta	1.00	0.97
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	3.4%
Alphabet Inc.	Internet	2.8
Microsoft Corp.	Software	2.6
Exxon Mobil Corp.	Integrated Oil & Gas	2.2
Johnson & Johnson	Pharmaceuticals	2.0
Amazon.com Inc.	Broadline Retailers	1.9
Berkshire Hathaway Inc. Reinsurance		1.8
General Electric Co.	Diversified Industrials	1.7
Facebook Inc.	Internet	1.7
AT&T Inc.	Fixed Line
	Telecommunications	1.5
Top Ten		21.6%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.07% for ETF Shares and 0.06% for Institutional Shares.

8

Mega Cap Index Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		CRSP US	Market
		Mega Cap	FA
	Fund	Index	Index
Basic Materials	1.9%	1.9%	2.5%
Consumer Goods	10.2	10.2	10.4
Consumer Services	13.6	13.6	13.4
Financials	17.6	17.5	19.3
Health Care	14.8	14.8	13.2
Industrials	10.6	10.6	12.6
Oil & Gas	7.1	7.2	6.4
Technology	18.3	18.3	16.6
Telecommunications	3.1	3.1	2.4
Utilities	2.8	2.8	3.2

9

Mega Cap Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007, Through August 31, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2016

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(12/17/2007)	Investment

	Mega Cap Index Fund*ETF Shares
	Net Asset Value	12.61%	14.55%	6.97%	$17,973
	Mega Cap Index Fund*ETF Shares
	Market Price	12.58	14.56	6.97	17,972

••••••••	Spliced Mega Cap Index	12.67	14.65	7.05	18,096

– – – –	Large-Cap Core Funds Average	9.22	12.72	5.59	16,060
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	11.34	14.40	7.32	18,494

For a benchmark description, see the Glossary.
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(2/22/2008)	Investment

Mega Cap Index Fund Institutional Shares	12.63%	14.58%	7.95%	$9,597,834

Spliced Mega Cap Index	12.67	14.65	8.01	9,639,166
Dow Jones U.S. Total Stock Market Float
Adjusted Index	11.34	14.40	8.23	9,811,905

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

10

Mega Cap Index Fund

Cumulative Returns of ETF Shares: December 17, 2007, Through August 31, 2016

			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Index Fund ETF Shares Market Price	12.58%	97.32%	79.72%
Mega Cap Index Fund ETF Shares Net Asset Value	12.61	97.25	79.73
Spliced Mega Cap Index	12.67	98.11	80.96
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): December 17, 2007, Through August 31, 2016

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	12/17/2007
Market Price		3.91%	12.05%	6.64%
Net Asset Value		3.96	12.05	6.64
Institutional Shares	2/22/2008	3.99	12.09	7.64

11

Mega Cap Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (98.7%)[1]
Basic Materials (1.9%)
EI du Pont de Nemours
& Co.	63,098	4,392
Dow Chemical Co.	81,123	4,352
Praxair Inc.	20,689	2,525
Ecolab Inc.	19,108	2,351
Air Products & Chemicals
Inc.	14,872	2,314
PPG Industries Inc.	19,205	2,033
LyondellBasell Industries
NV Class A	24,693	1,948
International Paper Co.	29,787	1,444
Nucor Corp.	23,006	1,116
		22,475
Consumer Goods (10.1%)
Procter & Gamble Co.	192,262	16,786
Coca-Cola Co.	281,270	12,216
Philip Morris International
Inc.	112,056	11,198
PepsiCo Inc.	104,346	11,139
Altria Group Inc.	141,358	9,342
NIKE Inc. Class B	96,266	5,549
Colgate-Palmolive Co.	64,542	4,798
Mondelez International Inc.
Class A	106,521	4,796
Kraft Heinz Co.	43,929	3,931
Ford Motor Co.	281,865	3,551
Monsanto Co.	31,571	3,362
Kimberly-Clark Corp.	26,079	3,340
General Motors Co.	100,141	3,197
Reynolds American Inc.	61,871	3,067
General Mills Inc.	42,954	3,042
Johnson Controls Inc.	46,922	2,059
Constellation Brands Inc.
Class A	12,151	1,993
Archer-Daniels-Midland Co.	42,526	1,861
* Monster Beverage Corp.	10,997	1,692
* Tesla Motors Inc.	7,895	1,674

	Activision Blizzard Inc.	39,870	1,649
	Kellogg Co.	17,615	1,448
	Estee Lauder Cos. Inc.
	Class A	16,180	1,444
	Stanley Black & Decker Inc.	10,941	1,354
	VF Corp.	19,598	1,216
	Mead Johnson Nutrition Co.	13,536	1,152
	Hershey Co.	9,929	992
	Campbell Soup Co.	14,580	885
	Delphi Automotive plc	9,995	706
	Brown-Forman Corp.
	Class B	14,200	689
			120,128
Consumer Services (13.5%)
*	Amazon.com Inc.	28,966	22,280
	Home Depot Inc.	89,850	12,051
	Comcast Corp. Class A	174,684	11,400
	Walt Disney Co.	105,494	9,965
	McDonald’s Corp.	63,483	7,342
	Wal-Mart Stores Inc.	102,097	7,294
	CVS Health Corp.	77,646	7,252
	Starbucks Corp.	100,571	5,655
	Costco Wholesale Corp.	31,751	5,147
*	Priceline Group Inc.	3,583	5,076
	Walgreens Boots Alliance
	Inc.	62,493	5,044
	Lowe’s Cos. Inc.	64,881	4,967
	Time Warner Inc.	54,084	4,241
*	Charter Communications
	Inc. Class A	14,437	3,713
	TJX Cos. Inc.	45,527	3,526
	McKesson Corp.	16,338	3,016
	Target Corp.	42,623	2,992
*	Netflix Inc.	29,480	2,873
*	eBay Inc.	78,896	2,537
	Yum! Brands Inc.	27,902	2,531
	Kroger Co.	69,043	2,209
	Delta Air Lines Inc.	55,762	2,049
	Twenty-First Century Fox
	Inc. Class A	79,195	1,944

12

Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
	Sysco Corp.	36,534	1,895
	Cardinal Health Inc.	23,590	1,879
*	O’Reilly Automotive Inc.	6,639	1,859
	Southwest Airlines Co.	46,006	1,697
*	AutoZone Inc.	2,156	1,599
	American Airlines Group Inc.	41,826	1,518
	Omnicom Group Inc.	17,245	1,485
	CBS Corp. Class B	29,050	1,482
	Las Vegas Sands Corp.	28,734	1,443
	Dollar General Corp.	18,650	1,369
	Carnival Corp.	28,534	1,364
	L Brands Inc.	17,613	1,342
	Viacom Inc. Class B	25,658	1,035
	Hilton Worldwide
	Holdings Inc.	39,221	936
*	DISH Network Corp. Class A	15,539	781
	Twenty-First Century Fox Inc.	28,680	713
	AmerisourceBergen Corp.
	Class A	6,576	572
*	United Continental
	Holdings Inc.	10,799	544
*	Sirius XM Holdings Inc.	124,743	516
	Starwood Hotels & Resorts
	Worldwide Inc.	6,107	473
	Macy’s Inc.	11,040	399
*	Liberty Interactive Corp.
	QVC Group Class A	15,623	330
			160,335
Financials (17.3%)
*	Berkshire Hathaway Inc.
	Class B	137,187	20,645
	JPMorgan Chase & Co.	264,125	17,828
	Wells Fargo & Co.	330,071	16,768
	Bank of America Corp.	741,972	11,975
	Visa Inc. Class A	137,674	11,138
	Citigroup Inc.	212,036	10,123
	MasterCard Inc. Class A	70,130	6,777
	US Bancorp	118,472	5,231
	Simon Property Group Inc.	22,361	4,818
	American International
	Group Inc.	76,869	4,599
	Goldman Sachs Group Inc.	27,056	4,585
	Chubb Ltd.	31,838	4,041
	American Express Co.	58,430	3,832
	American Tower
	Corporation	30,698	3,481
	Morgan Stanley	104,943	3,364
	PNC Financial Services
	Group Inc.	36,095	3,252
	Bank of New York Mellon
	Corp.	73,966	3,082
	BlackRock Inc.	7,679	2,863
	MetLife Inc.	63,573	2,759
	Charles Schwab Corp.	85,984	2,705
	Capital One Financial Corp.	37,083	2,655

	Marsh & McLennan Cos.
	Inc.	37,689	2,549
	Prudential Financial Inc.	31,951	2,536
	CME Group Inc.	23,224	2,516
	Travelers Cos. Inc.	21,132	2,509
	Public Storage	10,647	2,384
	S&P Global Inc.	19,153	2,366
	Intercontinental Exchange
	Inc.	8,176	2,306
	Crown Castle International
	Corp.	24,325	2,305
	BB&T Corp.	58,740	2,261
	Aflac Inc.	29,847	2,214
	Aon plc	19,193	2,137
	Prologis Inc.	37,849	2,010
	Welltower Inc.	25,877	1,986
	State Street Corp.	27,218	1,912
	Allstate Corp.	27,031	1,864
	Discover Financial Services	29,790	1,787
	Ventas Inc.	24,336	1,769
	Weyerhaeuser Co.	54,051	1,722
	Equity Residential	26,441	1,715
	Synchrony Financial	60,240	1,676
	SunTrust Banks Inc.	36,136	1,593
	Boston Properties Inc.	11,059	1,550
	HCP Inc.	33,648	1,323
	Progressive Corp.	40,038	1,304
	Vornado Realty Trust	12,276	1,268
	Ameriprise Financial Inc.	11,929	1,206
	General Growth Properties
	Inc.	41,334	1,204
	T. Rowe Price Group Inc.	17,080	1,188
	Fifth Third Bancorp	55,134	1,112
	Northern Trust Corp.	15,690	1,108
	Franklin Resources Inc.	25,301	923
	AvalonBay Communities Inc.	4,986	873
	Loews Corp.	20,682	866
	TD Ameritrade Holding Corp.	16,991	558
	Invesco Ltd.	14,793	461
*	Berkshire Hathaway Inc.
	Class A	1	226
			205,808
Health Care (14.6%)
	Johnson & Johnson	198,778	23,722
	Pfizer Inc.	438,093	15,246
	Merck & Co. Inc.	200,006	12,558
	UnitedHealth Group Inc.	68,682	9,344
	Amgen Inc.	54,255	9,227
	Medtronic plc	101,191	8,807
	Gilead Sciences Inc.	96,214	7,541
	AbbVie Inc.	116,875	7,492
	Bristol-Myers Squibb Co.	120,652	6,924
*	Allergan plc	28,579	6,703
*	Celgene Corp.	55,986	5,976
	Eli Lilly & Co.	71,823	5,584

13

Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
*	Biogen Inc.	15,824	4,836
	Abbott Laboratories	106,141	4,460
	Thermo Fisher Scientific
	Inc.	28,433	4,327
*	Express Scripts Holding Co.	45,775	3,328
	Aetna Inc.	25,275	2,960
	Becton Dickinson and Co.	15,296	2,711
	Stryker Corp.	21,617	2,500
	Cigna Corp.	18,621	2,388
	Anthem Inc.	19,028	2,380
*	Boston Scientific Corp.	98,059	2,336
*	Regeneron Pharmaceuticals
	Inc.	5,592	2,195
*	Alexion Pharmaceuticals Inc.	15,417	1,940
	Humana Inc.	10,763	1,923
*	Intuitive Surgical Inc.	2,757	1,893
	Zimmer Biomet Holdings Inc.	14,415	1,868
	Baxter International Inc.	39,800	1,860
	Zoetis Inc.	35,736	1,826
*	HCA Holdings Inc.	24,083	1,820
*	Illumina Inc.	10,679	1,798
*	Vertex Pharmaceuticals Inc.	17,883	1,690
	St. Jude Medical Inc.	19,470	1,517
*	Mylan NV	31,109	1,318
	Perrigo Co. plc	9,766	889
			173,887
Industrials (10.5%)
	General Electric Co.	664,587	20,762
	3M Co.	43,886	7,866
	Honeywell International Inc.	55,052	6,425
	United Technologies Corp.	57,437	6,113
	Union Pacific Corp.	60,820	5,810
	Boeing Co.	43,792	5,669
	United Parcel Service Inc.
	Class B	49,930	5,453
	Accenture plc Class A	45,100	5,187
	Lockheed Martin Corp.	18,026	4,380
	Danaher Corp.	44,854	3,652
	Caterpillar Inc.	42,267	3,464
*	PayPal Holdings Inc.	83,249	3,093
	Raytheon Co.	21,526	3,016
	FedEx Corp.	17,523	2,890
	General Dynamics Corp.	18,828	2,866
	Automatic Data Processing
	Inc.	31,211	2,803
	Northrop Grumman Corp.	13,034	2,764
	Illinois Tool Works Inc.	22,064	2,622
	Emerson Electric Co.	46,496	2,449
	Eaton Corp. plc	33,132	2,205
	Waste Management Inc.	31,993	2,046
	Norfolk Southern Corp.	21,356	2,005
	CSX Corp.	68,926	1,949
	Deere & Co.	20,440	1,728
*	LinkedIn Corp. Class A	8,596	1,657
	TE Connectivity Ltd.	25,831	1,642

	Sherwin-Williams Co.	5,659	1,606
	Cummins Inc.	12,343	1,550
	PACCAR Inc.	25,412	1,521
	Paychex Inc.	23,441	1,422
	Tyco International plc	30,585	1,336
	Ingersoll-Rand plc	18,604	1,265
	Parker-Hannifin Corp.	9,672	1,185
	Fortive Corp.	22,335	1,176
	Agilent Technologies Inc.	23,528	1,105
	Rockwell Automation Inc.	9,426	1,093
	Republic Services Inc.
	Class A	17,336	876
			124,651
Oil & Gas (7.0%)
	Exxon Mobil Corp.	299,556	26,103
	Chevron Corp.	136,220	13,701
	Schlumberger Ltd.	100,563	7,944
	Occidental Petroleum Corp.	55,245	4,246
	ConocoPhillips	89,455	3,672
	EOG Resources Inc.	39,807	3,522
	Kinder Morgan Inc.	137,108	2,996
	Halliburton Co.	59,071	2,541
	Phillips 66	32,343	2,537
	Pioneer Natural Resources
	Co.	11,844	2,121
	Anadarko Petroleum Corp.	36,745	1,965
	Valero Energy Corp.	33,860	1,874
	Spectra Energy Corp.	50,446	1,797
	Marathon Petroleum Corp.	38,316	1,629
	Baker Hughes Inc.	31,499	1,547
	Williams Cos. Inc.	48,857	1,365
	Apache Corp.	27,257	1,355
	Hess Corp.	20,535	1,115
	Noble Energy Inc.	30,950	1,067
	Devon Energy Corp.	17,949	778
*	Continental Resources Inc.	3,454	166
			84,041
Technology (18.0%)
	Apple Inc.	376,034	39,897
	Microsoft Corp.	539,633	31,007
*	Facebook Inc. Class A	158,686	20,014
*	Alphabet Inc. Class A	21,221	16,761
*	Alphabet Inc. Class C	21,095	16,181
	Intel Corp.	341,116	12,243
	Cisco Systems Inc.	363,372	11,424
	International Business
	Machines Corp.	62,493	9,929
	Oracle Corp.	224,892	9,270
	QUALCOMM Inc.	106,141	6,694
	Texas Instruments Inc.	72,551	5,045
	Broadcom Ltd.	28,220	4,979
	EMC Corp.	141,114	4,091
*	salesforce.com Inc.	46,554	3,697
*	Adobe Systems Inc.	36,066	3,690

14

Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
	Hewlett Packard Enterprise
	Co.	124,067	2,665
*	Yahoo! Inc.	61,843	2,644
*	Cognizant Technology
	Solutions Corp. Class A	43,842	2,518
	Applied Materials Inc.	81,728	2,439
	Intuit Inc.	17,634	1,965
	HP Inc.	124,246	1,785
	Corning Inc.	77,792	1,765
	Analog Devices Inc.	22,207	1,389
	CA Inc.	22,462	762
*	Micron Technology Inc.	37,567	620
	Motorola Solutions Inc.	5,947	458
*	VMware Inc. Class A	5,903	433
*	Twitter Inc.	20,095	386
			214,751
Telecommunications (3.0%)
	AT&T Inc.	444,678	18,178
	Verizon Communications
	Inc.	294,460	15,409
	CenturyLink Inc.	39,350	1,094
*	T-Mobile US Inc.	20,707	960
*,^	Sprint Corp.	43,136	267
			35,908
Utilities (2.8%)
	NextEra Energy Inc.	33,419	4,042
	Duke Energy Corp.	49,788	3,966
	Southern Co.	67,707	3,475
	Dominion Resources Inc.	44,567	3,305
	American Electric Power
	Co. Inc.	35,390	2,285
	Exelon Corp.	66,584	2,264
	PG&E Corp.	35,865	2,222
	Sempra Energy	17,193	1,799
	Edison International	23,496	1,709
	PPL Corp.	48,646	1,692
	Consolidated Edison Inc.	21,911	1,649
	Public Service Enterprise
	Group Inc.	36,468	1,559
	Xcel Energy Inc.	36,734	1,519
	FirstEnergy Corp.	30,583	1,001
	Entergy Corp.	6,534	511
			32,998
Total Common Stocks
(Cost $851,988)			1,174,982

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.0%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.612%	2,382	238

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
[4],5	Fannie Mae
	Discount Notes,
	0.390%, 10/19/16	100	100
[4],6	Federal Home Loan
	Bank Discount Notes,
	0.582%, 9/9/16	100	100
[4],6	Federal Home Loan
	Bank Discount Notes,
	0.360%, 10/28/16	200	200
[4],6	Federal Home Loan
	Bank Discount Notes,
	0.481%, 2/17/17	100	100
[4],5	Freddie Mac Discount
	Notes, 0.300%, 11/8/16	100	100
			600
Total Temporary Cash Investments
(Cost $838)			838
Total Investments (98.8%)
(Cost $852,826)			1,175,820

			Amount
			($000)
Other Assets and Liabilities (1.2%)
Other Assets
Investment in Vanguard			95
Receivables for Investment Securities Sold 931
Receivables for Accrued Income			2,878
Receivables for Capital Shares Issued			31,641
Total Other Assets			35,545
Liabilities
Payables for Investment Securities Purchased (6)
Collateral for Securities on Loan			(232)
Payables for Capital Shares Redeemed			(945)
Payables to Vanguard			(488)
Other Liabilities			(19,352)
Total Liabilities			(21,023)
Net Assets (100%)			1,190,342

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Mega Cap Index Fund

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	902,972
Undistributed Net Investment Income	5,186
Accumulated Net Realized Losses	(41,032)
Unrealized Appreciation (Depreciation)
Investment Securities	322,994
Futures Contracts	222
Net Assets	1,190,342

ETF Shares—Net Assets
Applicable to 14,250,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,057,218
Net Asset Value Per Share—
ETF Shares	$74.19

Institutional Shares—Net Assets
Applicable to 910,268 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	133,124
Net Asset Value Per Share—
Institutional Shares	$146.25

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $205,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -1.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $232,000 of collateral received for securities on loan.
4 Securities with a value of $600,000 have been segregated as initial margin for open futures contracts.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Mega Cap Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	27,148
Interest[1]	13
Securities Lending-Net	29
Total Income	27,190
Expenses
The Vanguard Group—Note B
Investment Advisory Services	213
Management and Administrative—ETF Shares	360
Management and Administrative—Institutional Shares	65
Marketing and Distribution—ETF Shares	63
Marketing and Distribution—Institutional Shares	4
Custodian Fees	39
Auditing Fees	35
Shareholders’ Reports—ETF Shares	31
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	811
Net Investment Income	26,379
Realized Net Gain (Loss)
Investment Securities Sold[1]	76,542
Futures Contracts	157
Realized Net Gain (Loss)	76,699
Change in Unrealized Appreciation (Depreciation)
Investment Securities	33,933
Futures Contracts	280
Change in Unrealized Appreciation (Depreciation)	34,213
Net Increase (Decrease) in Net Assets Resulting from Operations	137,291
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $12,000 and $1,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

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Mega Cap Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	26,379	26,585
Realized Net Gain (Loss)	76,699	35,979
Change in Unrealized Appreciation (Depreciation)	34,213	(61,312)
Net Increase (Decrease) in Net Assets Resulting from Operations	137,291	1,252
Distributions
Net Investment Income
ETF Shares	(21,835)	(18,569)
Institutional Shares	(4,593)	(6,719)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(26,428)	(25,288)
Capital Share Transactions
ETF Shares	(10,659)	179,275
Institutional Shares	(177,997)	(11,272)
Net Increase (Decrease) from Capital Share Transactions	(188,656)	168,003
Total Increase (Decrease)	(77,793)	143,967
Net Assets
Beginning of Period	1,268,135	1,124,168
End of Period[1]	1,190,342	1,268,135
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,186,000 and $5,235,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Mega Cap Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$67.35	$68.69	$55.99	$48.52	$41.80
Investment Operations
Net Investment Income	1.582	1.399	1.250	1.189	1.000
Net Realized and Unrealized Gain (Loss)
on Investments	6.793	(1.377)	12.687	7.471	6.648
Total from Investment Operations	8.375	.022	13.937	8.660	7.648
Distributions
Dividends from Net Investment Income	(1.535)	(1.362)	(1.237)	(1.190)	(.928)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.535)	(1.362)	(1.237)	(1.190)	(.928)
Net Asset Value, End of Period	$74.19	$67.35	$68.69	$55.99	$48.52

Total Return	12.61%	-0.05%	25.13%	18.10%	18.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,057	$970	$810	$588	$442
Ratio of Total Expenses to Average Net Assets	0.07%	0.09%	0.11%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.23%	2.02%	2.00%	2.26%	2.24%
Portfolio Turnover Rate[1]	7%	8%	6%	10%	19%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Mega Cap Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$132.77	$135.41	$110.38	$95.66	$82.40
Investment Operations
Net Investment Income	3.117	2.798	2.498	2.373	2.000
Net Realized and Unrealized Gain (Loss)
on Investments	13.419	(2.717)	25.000	14.727	13.113
Total from Investment Operations	16.536	.081	27.498	17.100	15.113
Distributions
Dividends from Net Investment Income	(3.056)	(2.721)	(2.468)	(2.380)	(1.853)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.056)	(2.721)	(2.468)	(2.380)	(1.853)
Net Asset Value, End of Period	$146.25	$132.77	$135.41	$110.38	$95.66

Total Return	12.63%	-0.01%	25.15%	18.13%	18.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$133	$298	$314	$339	$250
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.24%	2.05%	2.03%	2.29%	2.28%
Portfolio Turnover Rate[1]	7%	8%	6%	10%	19%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Mega Cap Index Fund

Notes to Financial Statements

Vanguard Mega Cap Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

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Mega Cap Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

22

Mega Cap Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $95,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,174,982	—	—
Temporary Cash Investments	238	600	—
Futures Contracts—Liabilities[1]	(39)	—	—
Total	1,175,181	600	—
1 Represents variation margin on the last day of the reporting period.

23

Mega Cap Index Fund

D. At August 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2016	138	14,970	222

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $95,091,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $5,642,000 of ordinary income available for distribution. At August 31, 2016, the fund had available capital losses totaling $40,810,000 to offset future net capital gains. Of this amount, $18,779,000 is subject to expiration dates; $12,576,000 may be used to offset future net capital gains through August 31, 2018, and $6,203,000 through August 31, 2019. Capital losses of $22,031,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2016, the cost of investment securities for tax purposes was $852,826,000. Net unrealized appreciation of investment securities for tax purposes was $322,994,000, consisting of unrealized gains of $339,938,000 on securities that had risen in value since their purchase and $16,944,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2016, the fund purchased $166,272,000 of investment securities and sold $368,126,000 of investment securities, other than temporary cash investments. Purchases and sales include $83,445,000 and $210,445,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

24

Mega Cap Index Fund

G. Capital share transactions for each class of shares were:
	Year Ended August 31,
	2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	205,540	2,975	266,566	3,825
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(216,199)	(3,125)	(87,291)	(1,225)
Net Increase (Decrease)—ETF Shares	(10,659)	(150)	179,275	2,600
Institutional Shares
Issued	30,619	218	50,813	373
Issued in Lieu of Cash Distributions	4,396	32	6,389	46
Redeemed	(213,012)	(1,587)	(68,474)	(488)
Net Increase (Decrease) —Institutional Shares	(177,997)	(1,337)	(11,272)	(69)

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

25

Mega Cap Growth Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	MGK	VMGAX
Expense Ratio[1]	0.09%	0.08%
30-Day SEC Yield	1.52%	1.55%

Portfolio Characteristics
			DJ
			U.S.
		CRSP US	Total
		Mega Cap	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	144	144	3,817
Median Market Cap	$95.8B	$95.8B	$51.2B
Price/Earnings Ratio	26.2x	26.2x	23.5x
Price/Book Ratio	5.0x	5.0x	2.8x
Return on Equity	21.1%	20.6%	16.6%
Earnings Growth
Rate	12.8%	12.8%	7.5%
Dividend Yield	1.6%	1.6%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	12%	—	—
Short-Term
Reserves	-0.1%	—	—

Volatility Measures
	CRSP US	DJ
	Mega Cap	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	1.00	0.95
Beta	1.00	1.08
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	7.2%
Alphabet Inc.	Internet	6.0
Amazon.com Inc.	Broadline Retailers	4.0
Facebook Inc.	Internet	3.6
Coca-Cola Co.	Soft Drinks	2.2
Home Depot Inc.	Home Improvement
	Retailers	2.2
Comcast Corp.	Broadcasting &
	Entertainment	2.1
Philip Morris
International Inc.	Tobacco	2.0
Visa Inc.	Consumer Finance	2.0
Walt Disney Co.	Broadcasting &
	Entertainment	1.8
Top Ten		33.1%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.07% for ETF Shares and 0.06% for Institutional Shares.

26

Mega Cap Growth Index Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		CRSP US	Total
		Mega Cap	Market
		Growth	FA
	Fund	Index	Index
Basic Materials	1.7%	1.7%	2.5%
Consumer Goods	11.5	11.6	10.4
Consumer Services	22.8	22.8	13.4
Financials	11.2	11.2	19.3
Health Care	15.1	15.1	13.2
Industrials	9.0	8.9	12.6
Oil & Gas	3.0	3.0	6.4
Technology	25.6	25.6	16.6
Telecommunications	0.1	0.1	2.4
Utilities	0.0	0.0	3.2

27

Mega Cap Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007, Through August 31, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2016

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(12/17/2007)	Investment

	Mega Cap Growth Index Fund*ETF
	Shares Net Asset Value	10.28%	14.88%	8.29%	$20,003
	Mega Cap Growth Index Fund*ETF
	Shares Market Price	10.24	14.87	8.29	20,004

••••••••	Spliced Mega Cap Growth Index	10.32	14.99	8.39	20,160

– – – –	Large-Cap Growth Funds Average	6.69	12.88	6.26	16,967
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	11.34	14.40	7.32	18,494

For a benchmark description, see the Glossary.

Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(4/3/2008)	Investment
Mega Cap Growth Index Fund Institutional
Shares	10.28%	14.89%	9.27%	$10,537,288

Spliced Mega Cap Growth Index	10.32	14.99	9.35	10,602,915
Dow Jones U.S. Total Stock Market Float
Adjusted Index	11.34	14.40	8.18	9,689,133
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

28

Mega Cap Growth Index Fund

Cumulative Returns of ETF Shares: December 17, 2007, Through August 31, 2016
			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Growth Index Fund ETF Shares Market
Price	10.24%	100.01%	100.04%
Mega Cap Growth Index Fund ETF Shares Net
Asset Value	10.28	100.09	100.03
Spliced Mega Cap Growth Index	10.32	101.05	101.60
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): December 17, 2007, Through August 31, 2016

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended June 30, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	12/17/2007
Market Price		2.04%	12.64%	7.91%
Net Asset Value		2.11	12.65	7.91
Institutional Shares	4/3/2008	2.11	12.66	8.89

29

Mega Cap Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Basic Materials (1.7%)
	Praxair Inc.	85,163	10,393
	Ecolab Inc.	78,807	9,697
	PPG Industries Inc.	79,353	8,402
	Air Products & Chemicals
	Inc.	30,659	4,771
	Nucor Corp.	94,875	4,603
			37,866
Consumer Goods (11.5%)
	Coca-Cola Co.	1,162,446	50,485
	Philip Morris International
	Inc.	463,192	46,287
	NIKE Inc. Class B	397,531	22,914
	Colgate-Palmolive Co.	266,565	19,816
	Altria Group Inc.	292,015	19,299
	Kraft Heinz Co.	181,539	16,246
	Monsanto Co.	130,399	13,887
	Reynolds American Inc.	255,585	12,669
	Constellation Brands Inc.
	Class A	49,994	8,202
*	Monster Beverage Corp.	45,427	6,991
*	Tesla Motors Inc.	32,674	6,927
	Activision Blizzard Inc.	165,083	6,829
	Estee Lauder Cos. Inc.
	Class A	66,416	5,926
	Stanley Black & Decker Inc.	44,750	5,538
	VF Corp.	80,885	5,019
	Mead Johnson Nutrition Co.	55,634	4,733
	Hershey Co.	40,966	4,092
	Delphi Automotive plc	40,682	2,875
	Brown-Forman Corp.
	Class B	58,826	2,856
			261,591
Consumer Services (22.7%)
*	Amazon.com Inc.	119,738	92,098
	Home Depot Inc.	371,448	49,819
	Comcast Corp. Class A	721,793	47,104
	Walt Disney Co.	435,965	41,181

	McDonald’s Corp.	262,177	30,323
	Starbucks Corp.	415,503	23,364
	Costco Wholesale Corp.	131,110	21,252
*	Priceline Group Inc.	14,814	20,987
	Walgreens Boots Alliance
	Inc.	258,065	20,828
	Lowe’s Cos. Inc.	267,973	20,516
	Time Warner Inc.	222,971	17,483
*	Charter Communications
	Inc. Class A	59,666	15,347
	TJX Cos. Inc.	187,755	14,540
*	Netflix Inc.	121,458	11,836
	Yum! Brands Inc.	115,547	10,481
	Twenty-First Century Fox
	Inc. Class A	327,065	8,026
*	O’Reilly Automotive Inc.	27,348	7,656
	Southwest Airlines Co.	190,646	7,031
*	AutoZone Inc.	8,912	6,611
	American Airlines Group
	Inc.	172,581	6,265
	CBS Corp. Class B	119,821	6,115
	Las Vegas Sands Corp.	118,574	5,954
	Dollar General Corp.	77,059	5,657
	L Brands Inc.	72,776	5,546
	Hilton Worldwide Holdings
	Inc.	162,511	3,879
*	DISH Network Corp.
	Class A	64,150	3,222
	Twenty-First Century
	Fox Inc.	119,157	2,961
	Carnival Corp.	58,640	2,803
	AmerisourceBergen Corp.
	Class A	27,294	2,374
*	Sirius XM Holdings Inc.	518,031	2,145
	Starwood Hotels & Resorts
	Worldwide Inc.	25,228	1,954
*	Liberty Interactive Corp.
	QVC Group Class A	63,994	1,352
	CBS Corp. Class A	141	7
			516,717

30

Mega Cap Growth Index Fund

			Market
			Value•
		Shares	($000)
Financials (11.1%)
	Visa Inc. Class A	568,781	46,014
	MasterCard Inc. Class A	289,625	27,987
	Simon Property Group Inc.	92,379	19,905
	American Tower
	Corporation	126,710	14,366
	BlackRock Inc.	31,687	11,813
	Charles Schwab Corp.	355,135	11,173
	Marsh & McLennan Cos.
	Inc.	155,572	10,521
	Public Storage	43,989	9,851
	S&P Global Inc.	78,956	9,754
	Crown Castle International
	Corp.	100,873	9,560
	Intercontinental Exchange
	Inc.	33,751	9,518
	Aon plc	79,208	8,820
	Prologis Inc.	156,721	8,323
	Welltower Inc.	106,615	8,183
	Ventas Inc.	100,921	7,334
	Weyerhaeuser Co.	223,030	7,104
	Boston Properties Inc.	45,962	6,441
	Vornado Realty Trust	50,709	5,239
	General Growth Properties
	Inc.	171,470	4,997
	T. Rowe Price Group Inc.	70,353	4,892
	AvalonBay Communities Inc.	20,510	3,589
	Equity Residential	54,513	3,536
	HCP Inc.	69,675	2,740
	TD Ameritrade Holding Corp.	70,975	2,333
			253,993
Health Care (15.0%)
	Amgen Inc.	224,286	38,142
	Medtronic plc	418,340	36,408
	Gilead Sciences Inc.	397,492	31,155
	AbbVie Inc.	482,966	30,958
	Bristol-Myers Squibb Co.	498,513	28,610
*	Allergan plc	118,090	27,697
*	Celgene Corp.	231,224	24,681
*	Biogen Inc.	65,399	19,988
	Thermo Fisher Scientific
	Inc.	117,440	17,873
	Becton Dickinson and Co.	63,346	11,226
	Stryker Corp.	89,313	10,330
*	Boston Scientific Corp.	405,142	9,650
*	Regeneron Pharmaceuticals
	Inc.	23,090	9,064
*	Alexion Pharmaceuticals Inc.	63,511	7,994
*	Intuitive Surgical Inc.	11,369	7,804
	Zoetis Inc.	148,183	7,572
*	Illumina Inc.	44,053	7,416
*	Vertex Pharmaceuticals Inc.	73,825	6,977
*	Mylan NV	129,110	5,469
	Perrigo Co. plc	40,611	3,695
			342,709

Industrials (8.9%)
	3M Co.	181,033	32,448
	Union Pacific Corp.	251,125	23,990
	Boeing Co.	180,594	23,378
	United Parcel Service Inc.
	Class B	206,063	22,506
	Accenture plc Class A	186,149	21,407
	Danaher Corp.	185,041	15,064
*	PayPal Holdings Inc.	343,702	12,769
	Automatic Data Processing
	Inc.	129,180	11,602
*	LinkedIn Corp. Class A	35,236	6,792
	Sherwin-Williams Co.	23,486	6,663
	FedEx Corp.	36,033	5,943
	Paychex Inc.	96,670	5,865
	Fortive Corp.	92,427	4,868
	Agilent Technologies Inc.	97,828	4,596
	Rockwell Automation Inc.	38,821	4,500
			202,391
Oil & Gas (3.0%)
	Schlumberger Ltd.	207,738	16,411
	EOG Resources Inc.	164,241	14,534
	Kinder Morgan Inc.	566,247	12,373
	Pioneer Natural Resources
	Co.	48,788	8,735
	Anadarko Petroleum Corp.	152,341	8,146
	Noble Energy Inc.	128,241	4,422
	Williams Cos. Inc.	100,817	2,817
*	Continental Resources Inc.	13,833	663
			68,101
Technology (25.5%)
	Apple Inc.	1,553,524	164,829
*	Facebook Inc. Class A	655,692	82,696
*	Alphabet Inc. Class A	87,673	69,248
*	Alphabet Inc. Class C	87,159	66,855
	Oracle Corp.	929,159	38,300
	QUALCOMM Inc.	438,556	27,660
	Texas Instruments Inc.	299,810	20,849
	Broadcom Ltd.	116,643	20,578
*	Adobe Systems Inc.	149,404	15,286
*	salesforce.com Inc.	192,149	15,260
*	Yahoo! Inc.	255,151	10,908
*	Cognizant Technology
	Solutions Corp. Class A	180,795	10,385
	Applied Materials Inc.	337,566	10,073
	EMC Corp.	291,499	8,451
	Intuit Inc.	72,695	8,102
	Analog Devices Inc.	91,711	5,737
*	Micron Technology Inc.	154,737	2,552
*,^	VMware Inc. Class A	24,168	1,772
*	Twitter Inc.	83,723	1,608
			581,149

31

Mega Cap Growth Index Fund

			Market
			Value•
		Shares	($000)
Telecommunications (0.1%)
*	T-Mobile US Inc.	42,953	1,990
Total Common Stocks
(Cost $1,766,497)			2,266,507
Temporary Cash Investments (0.5%)[1]
Money Market Fund (0.5%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.612%	99,440	9,945

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[4],5	Freddie Mac Discount
	Notes, 0.300%, 11/8/16	400	400
5	United States Treasury
	Bill, 0.318%, 12/1/16	100	100
			500
Total Temporary Cash Investments
(Cost $10,444)			10,445
Total Investments (100.0%)
(Cost $1,776,941)			2,276,952

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	175
Receivables for Accrued Income	2,354
Receivables for Capital Shares Issued	1
Other Assets	18
Total Other Assets	2,548
Liabilities
Payables for Investment Securities Purchased (4)
Collateral for Securities on Loan	(889)
Payables for Capital Shares Redeemed	(1)
Payables to Vanguard	(701)
Other Liabilities	(28)
Total Liabilities	(1,623)
Net Assets (100%)	2,277,877

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,817,389
Undistributed Net Investment Income	6,411
Accumulated Net Realized Losses	(46,211)
Unrealized Appreciation (Depreciation)
Investment Securities	500,011
Futures Contracts	277
Net Assets	2,277,877

32

Mega Cap Growth Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 25,789,005 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,247,389
Net Asset Value Per Share—
ETF Shares	$87.15

Institutional Shares—Net Assets
Applicable to 176,159 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	30,488
Net Asset Value Per Share—
Institutional Shares	$173.07

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $858,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $889,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $500,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

33

Mega Cap Growth Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	34,124
Interest[1]	19
Securities Lending-Net	89
Total Income	34,232
Expenses
The Vanguard Group—Note B
Investment Advisory Services	364
Management and Administrative—ETF Shares	849
Management and Administrative—Institutional Shares	15
Marketing and Distribution—ETF Shares	127
Marketing and Distribution—Institutional Shares	1
Custodian Fees	18
Auditing Fees	35
Shareholders’ Reports—ETF Shares	70
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,480
Net Investment Income	32,752
Realized Net Gain (Loss)
Investment Securities Sold[1]	52,598
Futures Contracts	(72)
Realized Net Gain (Loss)	52,526
Change in Unrealized Appreciation (Depreciation)
Investment Securities	111,760
Futures Contracts	414
Change in Unrealized Appreciation (Depreciation)	112,174
Net Increase (Decrease) in Net Assets Resulting from Operations	197,452
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $17,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Mega Cap Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	32,752	26,563
Realized Net Gain (Loss)	52,526	76,496
Change in Unrealized Appreciation (Depreciation)	112,174	(64,270)
Net Increase (Decrease) in Net Assets Resulting from Operations	197,452	38,789
Distributions
Net Investment Income
ETF Shares	(31,000)	(24,235)
Institutional Shares	(520)	(333)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(31,520)	(24,568)
Capital Share Transactions
ETF Shares	155,971	393,456
Institutional Shares	(7,135)	20,804
Net Increase (Decrease) from Capital Share Transactions	148,836	414,260
Total Increase (Decrease)	314,768	428,481
Net Assets
Beginning of Period	1,963,109	1,534,628
End of Period[1]	2,277,877	1,963,109
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,411,000 and $5,179,000.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Mega Cap Growth Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$80.22	$79.16	$62.69	$55.92	$46.87
Investment Operations
Net Investment Income	1.269	1.148	.994	1.006	.771[1]
Net Realized and Unrealized Gain (Loss)
on Investments	6.897	1.013	16.475	6.751	8.966
Total from Investment Operations	8.166	2.161	17.469	7.757	9.737
Distributions
Dividends from Net Investment Income	(1.236)	(1.101)	(.999)	(.987)	(.687)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.236)	(1.101)	(.999)	(.987)	(.687)
Net Asset Value, End of Period	$87.15	$80.22	$79.16	$62.69	$55.92

Total Return	10.28%	2.70%	28.05%	14.04%	20.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,247	$1,928	$1,520	$1,034	$884
Ratio of Total Expenses to Average Net Assets	0.07%	0.09%	0.11%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.55%	1.43%	1.40%	1.69%	1.49%
Portfolio Turnover Rate [2]	12%	9%	11%	41%	16%
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Mega Cap Growth Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$159.31	$157.21	$124.49	$110.67	$92.75
Investment Operations
Net Investment Income	2.528	2.293	1.978	2.027	1.453[1]
Net Realized and Unrealized Gain (Loss)
on Investments	13.693	2.011	32.732	13.374	17.831
Total from Investment Operations	16.221	4.304	34.710	15.401	19.284
Distributions
Dividends from Net Investment Income	(2.461)	(2.204)	(1.990)	(1.581)	(1.364)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.461)	(2.204)	(1.990)	(1.581)	(1.364)
Net Asset Value, End of Period	$173.07	$159.31	$157.21	$124.49	$110.67

Total Return	10.28%	2.71%	28.07%	14.05%	21.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$30	$35	$15	$21	$0.2
Ratio of Total Expenses to Average Net Assets	0.06%	0.08%	0.10%	0.10%	0.09%
Ratio of Net Investment Income to
Average Net Assets	1.56%	1.44%	1.41%	1.70%	1.52%
Portfolio Turnover Rate [2]	12%	9%	11%	41%	16%
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including etf creation units.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Mega Cap Growth Index Fund

Notes to Financial Statements

Vanguard Mega Cap Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

38

Mega Cap Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

39

Mega Cap Growth Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $175,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,266,507	—	—
Temporary Cash Investments	9,945	500	—
Futures Contracts—Liabilities[1]	(28)	—	—
Total	2,276,424	500	—
1 Represents variation margin on the last day of the reporting period.

40

Mega Cap Growth Index Fund

D. At August 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2016	103	11,173	277

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $83,038,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $7,063,000 of ordinary income available for distribution. At August 31, 2016, the fund had available capital losses totaling $45,935,000 to offset future net capital gains. Of this amount, $4,562,000 is subject to expiration on August 31, 2019. Capital losses of $41,373,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2016, the cost of investment securities for tax purposes was $1,776,941,000. Net unrealized appreciation of investment securities for tax purposes was $500,011,000, consisting of unrealized gains of $544,972,000 on securities that had risen in value since their purchase and $44,961,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2016, the fund purchased $579,732,000 of investment securities and sold $436,226,000 of investment securities, other than temporary cash investments. Purchases and sales include $301,598,000 and $187,230,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2016, such purchases and sales were $65,787,000 and $103,813,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

41

Mega Cap Growth Index Fund

G. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	345,671	4,100	590,060	7,189
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(189,700)	(2,350)	(196,604)	(2,350)
Net Increase (Decrease)—ETF Shares	155,971	1,750	393,456	4,839
Institutional Shares
Issued	15,163	94	31,291	186
Issued in Lieu of Cash Distributions	377	2	255	2
Redeemed	(22,675)	(137)	(10,742)	(64)
Net Increase (Decrease) —Institutional Shares	(7,135)	(41)	20,804	124

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

42

Mega Cap Value Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	MGV	VMVLX
Expense Ratio[1]	0.09%	0.06%
30-Day SEC Yield	2.68%	2.65%

Portfolio Characteristics
			DJ
			U.S.
		CRSP US	Total
		Mega Cap	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	156	150	3,817
Median Market Cap	$140.1B	$140.1B	$51.2B
Price/Earnings Ratio	19.0x	19.0x	23.5x
Price/Book Ratio	2.1x	2.1x	2.8x
Return on Equity	15.8%	15.8%	16.6%
Earnings Growth
Rate	1.9%	1.9%	7.5%
Dividend Yield	2.7%	2.7%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	8%	—	—
Short-Term
Reserves	-0.1%	—	—

Volatility Measures
	CRSP US	DJ
	Mega Cap	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.92
Beta	1.00	0.88
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Software	4.9%
Exxon Mobil Corp.	Integrated Oil & Gas	4.2
Johnson & Johnson	Pharmaceuticals	3.8
Berkshire Hathaway Inc. Reinsurance		3.3
General Electric Co.	Diversified Industrials	3.3
AT&T Inc.	Fixed Line
	Telecommunications	2.9
JPMorgan Chase & Co.	Banks	2.8
Procter & Gamble Co.	Nondurable
	Household Products	2.7
Wells Fargo & Co.	Banks	2.7
Verizon Communications Fixed Line
Inc.	Telecommunications	2.5
Top Ten		33.1%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.07% for ETF Shares and 0.06% for Institutional Shares.

43

Mega Cap Value Index Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		CRSP US	Total
		Mega Cap	Market
		Value	FA
	Fund	Index	Index
Basic Materials	2.1%	2.1%	2.5%
Consumer Goods	9.1	9.1	10.4
Consumer Services	5.6	5.6	13.4
Financials	23.0	23.0	19.3
Health Care	14.5	14.5	13.2
Industrials	12.1	12.1	12.6
Oil & Gas	10.8	10.8	6.4
Technology	11.8	11.8	16.6
Telecommunications	5.7	5.7	2.4
Utilities	5.3	5.3	3.2

44

Mega Cap Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007, Through August 31, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2016

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(12/17/2007)	Investment

	Mega Cap Value Index Fund*ETF
	Shares Net Asset Value	14.71%	14.34%	5.69%	$16,193
	Mega Cap Value Index Fund*ETF
	Shares Market Price	14.67	14.34	5.69	16,194

••••••••	Spliced Mega Cap Value Index	14.73	14.43	5.74	16,260

– – – –	Large-Cap Value Funds Average	8.66	12.42	4.81	15,046
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	11.34	14.40	7.32	18,494

For a benchmark description, see the Glossary.
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(3/5/2008)	Investment
Mega Cap Value Index Fund Institutional
Shares	14.72%	14.37%	6.93%	$8,827,497

Spliced Mega Cap Value Index	14.73	14.43	6.94	8,839,545
Dow Jones U.S. Total Stock Market Float
Adjusted Index	11.34	14.40	8.43	9,943,116
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

45

Mega Cap Value Index Fund

Cumulative Returns of ETF Shares: December 17, 2007, Through August 31, 2016
			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Value Index Fund ETF Shares Market
Price	14.67%	95.45%	61.94%
Mega Cap Value Index Fund ETF Shares Net Asset
Value	14.71	95.40	61.93
Spliced Mega Cap Value Index	14.73	96.22	62.60
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): December 17, 2007, Through August 31, 2016

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	12/17/2007
Market Price		5.43%	11.53%	5.41%
Net Asset Value		5.63	11.53	5.42
Institutional Shares	3/5/2008	5.65	11.57	6.66

46

Mega Cap Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.9%)[1]
Basic Materials (2.1%)
EI du Pont de Nemours &
Co.	153,860	10,709
Dow Chemical Co.	197,915	10,616
LyondellBasell Industries
NV Class A	60,182	4,748
International Paper Co.	72,559	3,518
Air Products & Chemicals
Inc.	18,044	2,808
		32,399
Consumer Goods (9.1%)
Procter & Gamble Co.	469,077	40,955
PepsiCo Inc.	254,500	27,168
Mondelez International Inc.
Class A	259,786	11,696
Altria Group Inc.	172,326	11,389
Ford Motor Co.	687,452	8,662
Kimberly-Clark Corp.	63,456	8,126
General Motors Co.	244,130	7,793
General Mills Inc.	104,745	7,418
Johnson Controls Inc.	114,423	5,021
Archer-Daniels-Midland Co.	103,459	4,527
Kellogg Co.	43,187	3,550
Campbell Soup Co.	35,379	2,148
Kraft Heinz Co.	110	10
		138,463
Consumer Services (5.6%)
Wal-Mart Stores Inc.	248,976	17,787
CVS Health Corp.	189,366	17,687
McKesson Corp.	39,633	7,317
Target Corp.	103,843	7,289
* eBay Inc.	192,566	6,193
Kroger Co.	167,974	5,373
Delta Air Lines Inc.	136,138	5,003
Sysco Corp.	89,328	4,633
Cardinal Health Inc.	57,422	4,575
Omnicom Group Inc.	41,965	3,614
Viacom Inc. Class B	62,800	2,533

	Carnival Corp.	34,608	1,654
*	United Continental Holdings
	Inc.	26,487	1,335
	Macy’s Inc.	27,130	982
*	Liberty SiriusXM Group
	Class C	16	1
*	Liberty SiriusXM Group
	Class A	8	—
			85,976
Financials (23.0%)
*	Berkshire Hathaway Inc.
	Class B	336,689	50,668
	JPMorgan Chase & Co.	644,409	43,498
	Wells Fargo & Co.	805,280	40,908
	Bank of America Corp.	1,810,327	29,219
	Citigroup Inc.	517,222	24,692
	US Bancorp	288,999	12,759
	American International
	Group Inc.	187,304	11,206
	Goldman Sachs Group Inc.	65,892	11,166
	Chubb Ltd.	77,761	9,870
	American Express Co.	142,522	9,347
	Morgan Stanley	256,250	8,215
	PNC Financial Services
	Group Inc.	88,092	7,937
	Bank of New York Mellon
	Corp.	180,286	7,513
	MetLife Inc.	154,975	6,726
	Capital One Financial Corp.	90,327	6,467
	Prudential Financial Inc.	77,876	6,182
	CME Group Inc.	56,760	6,150
	Travelers Cos. Inc.	51,529	6,117
	BB&T Corp.	143,287	5,517
	Aflac Inc.	73,051	5,419
	State Street Corp.	66,355	4,661
	Allstate Corp.	66,088	4,557
	Discover Financial Services	72,759	4,366
	Synchrony Financial	147,231	4,097
	SunTrust Banks Inc.	88,405	3,896
	Progressive Corp.	97,832	3,185

47

Mega Cap Value Index Fund

			Market
			Value•
		Shares	($000)
	Ameriprise Financial Inc.	29,268	2,958
	Fifth Third Bancorp	135,169	2,725
	Northern Trust Corp.	38,250	2,700
	Franklin Resources Inc.	62,047	2,265
	Loews Corp.	50,780	2,126
	Equity Residential	32,194	2,088
	HCP Inc.	41,063	1,615
	Invesco Ltd.	36,633	1,143
*	Berkshire Hathaway Inc.
	Class A	1	226
	Host Hotels & Resorts Inc.	68	1
			352,185
Health Care (14.5%)
	Johnson & Johnson	484,774	57,853
	Pfizer Inc.	1,068,858	37,196
	Merck & Co. Inc.	487,776	30,628
	UnitedHealth Group Inc.	167,607	22,803
	Eli Lilly & Co.	175,062	13,611
	Abbott Laboratories	258,851	10,877
*	Express Scripts Holding
	Co.	111,552	8,110
	Aetna Inc.	61,854	7,244
	Cigna Corp.	45,259	5,805
	Anthem Inc.	46,392	5,803
	Humana Inc.	26,210	4,684
	Zimmer Biomet Holdings
	Inc.	35,147	4,555
	Baxter International Inc.	97,238	4,544
*	HCA Holdings Inc.	58,620	4,429
	St. Jude Medical Inc.	47,586	3,708
	Bristol-Myers Squibb Co.	302	17
			221,867
Industrials (12.1%)
	General Electric Co.	1,620,744	50,632
	Honeywell International
	Inc.	134,319	15,676
	United Technologies Corp.	140,018	14,902
	Lockheed Martin Corp.	44,000	10,691
	Caterpillar Inc.	102,991	8,440
	Raytheon Co.	52,308	7,330
	General Dynamics Corp.	45,805	6,972
	Northrop Grumman Corp.	31,830	6,750
	Illinois Tool Works Inc.	53,871	6,403
	Emerson Electric Co.	113,397	5,974
	Eaton Corp. plc	80,638	5,366
	Waste Management Inc.	78,327	5,008
	Norfolk Southern Corp.	52,084	4,891
	CSX Corp.	168,562	4,767
	Deere & Co.	49,910	4,220
	TE Connectivity Ltd.	63,108	4,012
	Cummins Inc.	30,033	3,772
	PACCAR Inc.	61,828	3,700
	FedEx Corp.	21,294	3,512
	Tyco International plc	74,903	3,272

Ingersoll-Rand plc	45,314	3,081
Parker-Hannifin Corp.	23,765	2,912
Republic Services Inc.
Class A	42,410	2,142
		184,425
Oil & Gas (10.8%)
Exxon Mobil Corp.	730,840	63,685
Chevron Corp.	332,161	33,409
Occidental Petroleum Corp.	134,503	10,337
Schlumberger Ltd.	122,571	9,683
ConocoPhillips	218,325	8,962
Halliburton Co.	143,929	6,190
Phillips 66	78,750	6,178
Valero Energy Corp.	82,764	4,581
Spectra Energy Corp.	123,731	4,407
Marathon Petroleum Corp.	93,482	3,974
Baker Hughes Inc.	77,125	3,789
Apache Corp.	66,797	3,320
Hess Corp.	50,271	2,730
Devon Energy Corp.	43,984	1,906
Williams Cos. Inc.	59,465	1,662
National Oilwell Varco Inc.	68	2
		164,815
Technology (11.8%)
Microsoft Corp.	1,316,123	75,624
Intel Corp.	832,223	29,868
Cisco Systems Inc.	886,387	27,868
International Business
Machines Corp.	152,297	24,197
Hewlett Packard
Enterprise Co.	302,782	6,504
EMC Corp.	172,259	4,994
HP Inc.	304,506	4,376
Corning Inc.	189,376	4,297
CA Inc.	55,241	1,873
Motorola Solutions Inc.	14,668	1,129
Symantec Corp.	118	3
		180,733
Telecommunications (5.6%)
AT&T Inc.	1,085,002	44,355
Verizon Communications
Inc.	718,363	37,592
CenturyLink Inc.	96,443	2,681
* T-Mobile US Inc.	25,214	1,169
*,^ Sprint Corp.	104,751	647
		86,444
Utilities (5.3%)
NextEra Energy Inc.	81,290	9,831
Duke Energy Corp.	121,330	9,665
Southern Co.	165,138	8,477
Dominion Resources Inc.	108,693	8,061
American Electric Power
Co. Inc.	86,580	5,591
Exelon Corp.	162,659	5,530

48

Mega Cap Value Index Fund

		Market
		Value•
	Shares	($000)
PG&E Corp.	87,348	5,410
Sempra Energy	41,752	4,369
Edison International	57,440	4,177
PPL Corp.	119,035	4,140
Consolidated Edison Inc.	53,637	4,036
Public Service Enterprise
Group Inc.	89,251	3,816
Xcel Energy Inc.	89,544	3,704
FirstEnergy Corp.	74,777	2,447
Entergy Corp.	15,829	1,238
		80,492
Total Common Stocks
(Cost $1,281,225)		1,527,799
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
[2,3] Vanguard Market
Liquidity Fund,
0.612%	6,931	693

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.340%, 9/7/16	100	100
Total Temporary Cash Investments
(Cost $793)		793
Total Investments (100.0%)
(Cost $1,282,018)		1,528,592

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	117
Receivables for Accrued Income	5,390
Receivables for Capital Shares Issued	2
Total Other Assets	5,509
Liabilities
Collateral for Securities on Loan	(693)
Payables for Capital Shares Redeemed	(117)
Payables to Vanguard	(474)
Other Liabilities	(4,145)
Total Liabilities	(5,429)
Net Assets (100%)	1,528,672

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,295,020
Undistributed Net Investment Income	8,482
Accumulated Net Realized Losses	(21,428)
Unrealized Appreciation (Depreciation)
Investment Securities	246,574
Futures Contracts	24
Net Assets	1,528,672

49

Mega Cap Value Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 20,804,818 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,321,541
Net Asset Value Per Share—
ETF Shares	$63.52

Institutional Shares—Net Assets
Applicable to 1,644,709 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	207,131
Net Asset Value Per Share—
Institutional Shares	$125.94

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $612,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $693,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

50

Mega Cap Value Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	38,363
Interest[1]	4
Security Lending-Net	29
Total Income	38,396
Expenses
The Vanguard Group—Note B
Investment Advisory Services	232
Management and Administrative—ETF Shares	433
Management and Administrative—Institutional Shares	71
Marketing and Distribution—ETF Shares	65
Marketing and Distribution—Institutional Shares	6
Custodian Fees	22
Auditing Fees	35
Shareholders’ Reports—ETF Shares	30
Shareholders’ Reports—Institutional Shares	5
Trustees’ Fees and Expenses	1
Total Expenses	900
Net Investment Income	37,496
Realized Net Gain (Loss)
Investment Securities Sold[1]	18,659
Futures Contracts	(144)
Realized Net Gain (Loss)	18,515
Change in Unrealized Appreciation (Depreciation)
Investment Securities	130,156
Futures Contracts	169
Change in Unrealized Appreciation (Depreciation)	130,325
Net Increase (Decrease) in Net Assets Resulting from Operations	186,336
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $3,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

51

Mega Cap Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	37,496	29,438
Realized Net Gain (Loss)	18,515	35,328
Change in Unrealized Appreciation (Depreciation)	130,325	(93,572)
Net Increase (Decrease) in Net Assets Resulting from Operations	186,336	(28,806)
Distributions
Net Investment Income
ETF Shares	(29,412)	(22,866)
Institutional Shares	(5,913)	(5,417)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(35,325)	(28,283)
Capital Share Transactions
ETF Shares	237,968	133,373
Institutional Shares	(30,150)	11,363
Net Increase (Decrease) from Capital Share Transactions	207,818	144,736
Total Increase (Decrease)	358,829	87,647
Net Assets
Beginning of Period	1,169,843	1,082,196
End of Period[1]	1,528,672	1,169,843
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $8,482,000 and $6,311,000.

See accompanying Notes, which are an integral part of the Financial Statements.

52

Mega Cap Value Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$56.89	$59.60	$49.65	$41.80	$37.09
Investment Operations
Net Investment Income	1.638	1.484	1.338	1.272[1]	1.164
Net Realized and Unrealized Gain (Loss)
on Investments	6.583	(2.733)	9.911	7.809	4.689
Total from Investment Operations	8.221	(1.249)	11.249	9.081	5.853
Distributions
Dividends from Net Investment Income	(1.591)	(1.461)	(1.299)	(1.231)	(1.143)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.591)	(1.461)	(1.299)	(1.231)	(1.143)
Net Asset Value, End of Period	$63.52	$56.89	$59.60	$49.65	$41.80

Total Return	14.71%	-2.22%	22.92%	22.05%	16.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,322	$957	$870	$611	$414
Ratio of Total Expenses to Average Net Assets	0.07%	0.09%	0.11%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.84%	2.51%	2.47%	2.72%	2.97%
Portfolio Turnover Rate [2]	8%	5%	8%	34%	17%
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

53

Mega Cap Value Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$112.80	$118.18	$98.45	$82.90	$73.55
Investment Operations
Net Investment Income	3.259	2.976	2.687	2.531[1]	2.339
Net Realized and Unrealized Gain (Loss)
on Investments	13.063	(5.427)	19.649	15.493	9.303
Total from Investment Operations	16.322	(2.451)	22.336	18.024	11.642
Distributions
Dividends from Net Investment Income	(3.182)	(2.929)	(2.606)	(2.474)	(2.292)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.182)	(2.929)	(2.606)	(2.474)	(2.292)
Net Asset Value, End of Period	$125.94	$112.80	$118.18	$98.45	$82.90

Total Return	14.72%	-2.19%	22.95%	22.07%	16.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$207	$213	$212	$164	$110
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.85%	2.54%	2.50%	2.75%	3.01%
Portfolio Turnover Rate [2]	8%	5%	8%	34%	17%
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

54

Mega Cap Value Index Fund

Notes to Financial Statements

Vanguard Mega Cap Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

55

Mega Cap Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

56

Mega Cap Value Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $117,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,527,799	—	—
Temporary Cash Investments	693	100	—
Futures Contracts—Liabilities[1]	(3)	—	—
Total	1,528,489	100	—
1 Represents variation margin on the last day of the reporting period.

57

Mega Cap Value Index Fund

D. At August 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2016	11	1,193	24

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $35,762,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $8,919,000 of ordinary income available for distribution. At August 31, 2016, the fund had available capital losses totaling $21,404,000 to offset future net capital gains. Of this amount, $4,326,000 is subject to expiration on August 31, 2019. Capital losses of $17,078,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2016, the cost of investment securities for tax purposes was $1,282,018,000. Net unrealized appreciation of investment securities for tax purposes was $246,574,000, consisting of unrealized gains of $265,401,000 on securities that had risen in value since their purchase and $18,827,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2016, the fund purchased $431,924,000 of investment securities and sold $219,525,000 of investment securities, other than temporary cash investments. Purchases and sales include $324,117,000 and $119,490,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2016, such purchases and sales were $41,341,000 and $38,010,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

58

Mega Cap Value Index Fund

G. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	364,263	6,137	223,753	3,715
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(126,295)	(2,150)	(90,380)	(1,500)
Net Increase (Decrease) —ETF Shares	237,968	3,987	133,373	2,215
Institutional Shares
Issued	22,320	195	46,609	393
Issued in Lieu of Cash Distributions	4,297	37	4,072	34
Redeemed	(56,767)	(477)	(39,318)	(330)
Net Increase (Decrease) —Institutional Shares	(30,150)	(245)	11,363	97

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and the Shareholders of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund and Vanguard Mega Cap Value Index Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund and Vanguard Mega Cap Value Index Fund (constituting separate portfolios of Vanguard World Fund, hereafter referred to as the “Funds”) at August 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 12, 2016

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Special 2016 tax information (unaudited) for Vanguard Mega Cap Index Funds

This information for the fiscal year ended August 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Mega Cap Index Fund	26,428
Mega Cap Growth Index Fund	30,540
Mega Cap Value Index Fund	35,325

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Mega Cap Index Fund	96.3%
Mega Cap Growth Index Fund	88.8
Mega Cap Value Index Fund	99.5

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Mega Cap Index Funds
Periods Ended August 31, 2016

			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Index Fund ETF Shares
Returns Before Taxes	12.61%	14.55%	6.97%
Returns After Taxes on Distributions	12.03	14.05	6.57
Returns After Taxes on Distributions and Sale of Fund Shares	7.57	11.68	5.55

			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Growth Index FundETF Shares
Returns Before Taxes	10.28%	14.88%	8.29%
Returns After Taxes on Distributions	9.88	14.53	8.01
Returns After Taxes on Distributions and Sale of Fund Shares	6.10	11.97	6.68

			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Value Index Fund ETF Shares
Returns Before Taxes	14.71%	14.34%	5.69%
Returns After Taxes on Distributions	13.97	13.71	5.18
Returns After Taxes on Distributions and Sale of Fund Shares	8.84	11.48	4.48

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended August 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/29/2016	8/31/2016	Period
Based on Actual Fund Return
Mega Cap Index Fund
ETF Shares	$1,000.00	$1,134.17	$0.32
Institutional Shares	1,000.00	1,134.11	0.43
Mega Cap Growth Index Fund
ETF Shares	$1,000.00	$1,125.82	$0.32
Institutional Shares	1,000.00	1,125.89	0.27
Mega Cap Value Index Fund
ETF Shares	$1,000.00	$1,141.32	$0.32
Institutional Shares	1,000.00	1,141.39	0.38
Based on Hypothetical 5% Yearly Return
Mega Cap Index Fund
ETF Shares	$1,000.00	$1,024.84	$0.31
Institutional Shares	1,000.00	1,024.73	0.41
Mega Cap Growth Index Fund
ETF Shares	$1,000.00	$1,024.84	$0.31
Institutional Shares	1,000.00	1,024.89	0.25
Mega Cap Value Index Fund
ETF Shares	$1,000.00	$1,024.84	$0.31
Institutional Shares	1,000.00	1,024.78	0.36

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Mega Cap Index Fund, 0.06% for ETF Shares and 0.08% for Institutional Shares; for the Mega Cap Growth Index Fund,
0.06% for ETF Shares and 0.05% for Institutional Shares; and for the Mega Cap Value Index Fund, 0.06% for ETF Shares and 0.07% for
Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Index Group—serves as investment advisor for each fund. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year directing the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance relative to its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its respective peer group and that each fund’s advisory expenses were also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

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The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

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Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Mega Cap Growth Index: MSCI US Large Cap Growth Index through April 16, 2013; CRSP US Mega Cap Growth Index thereafter.

Spliced Mega Cap Index: MSCI US Large Cap 300 Index through January 30, 2013; CRSP US Mega Cap Index thereafter.

Spliced Mega Cap Value Index: MSCI US Large Cap Value Index through April 16, 2013; CRSP US

Mega Cap Value Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with
Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of
the Board. Principal Occupation(s) During the Past
Five Years and Other Experience: Chairman of the
Board of The Vanguard Group, Inc., and of each of
the investment companies served by The Vanguard
Group, since January 2010; Director of The Vanguard
Group since 2008; Chief Executive Officer and
President of The Vanguard Group, and of each of
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing
Corporation; Managing Director of The Vanguard
Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years and Other
Experience: Executive Chief Staff and Marketing
Officer for North America and Corporate Vice President
(retired 2008) of Xerox Corporation (document manage-
ment products and services); Executive in Residence
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director
of SPX FLOW, Inc. (multi-industry manufacturing);
Director of the United Way of Rochester, the University
of Rochester Medical Center, Monroe Community
College Foundation, North Carolina A&T University,
and Roberts Wesleyan College.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years and Other
Experience: Chairman and Chief Executive Officer
(retired 2009) and President (2006–2008) of
Rohm and Haas Co. (chemicals); Director of Tyco
International plc (diversified manufacturing and
services), HP Inc. (printer and personal computer
manufacturing), and Delphi Automotive plc
(automotive components); Senior Advisor at
New Mountain Capital.

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Sciences, and Professor of Communication, Annenberg
School for Communication, with secondary faculty
appointments in the Department of Philosophy, School
of Arts and Sciences, and at the Graduate School of
Education, University of Pennsylvania; Trustee of the
National Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years and
Other Experience: Corporate Vice President and
Chief Global Diversity Officer (retired 2008) and
Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2009) of Cummins Inc. (industrial machinery);
Chairman of the Board of Hillenbrand, Inc. (specialized
consumer services), and of Oxfam America; Director
of SKF AB (industrial machinery), Hyster-Yale Materials
Handling, Inc. (forklift trucks), the Lumina Foundation
for Education, and the V Foundation for Cancer
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.

Mark Loughridge
Born 1953. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.

Scott C. Malpass
Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors
for Spruceview Capital Partners, and the Investment
Advisory Committee of Major League Baseball; Board
Member of TIFF Advisory Services, Inc., and Catholic
Investment Services, Inc. (investment advisors).

André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment
firm); Director of Rand Merchant Bank; Overseer of
the Museum of Fine Arts Boston.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and
Other Experience: President and Chief Operating
Officer (retired 2010) of Corning Incorporated
(communications equipment); Chairman of the
Board of Trustees of Colby-Sawyer College;
Member of the Advisory Board of the Norris
Cotton Cancer Center.

Executive Officers

Glenn Booraem
Born 1967. Treasurer Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Principal of The Vanguard Group,
Inc.; Treasurer of each of the investment companies
served by The Vanguard Group; Controller of each of
the investment companies served by The Vanguard
Group (2010–2015); Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
investment companies served by The Vanguard Group;
Treasurer of each of the investment companies served
by The Vanguard Group (1998–2008).

Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Head of Global Fund Accounting
at The Vanguard Group, Inc.; Controller of each of the
investment companies served by The Vanguard Group;
Head of International Fund Services at The Vanguard
Group (2008–2014).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years and Other
Experience: Managing Director of The Vanguard
Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
Marketing Corporation.

Vanguard Senior ManagementTeam

Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q8280 102016

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2016: $611,000
Fiscal Year Ended August 31, 2015: $578,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2016: $9,629,849
Fiscal Year Ended August 31, 2015: $7,000,200

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended August 31, 2016: $2,717,627
Fiscal Year Ended August 31, 2015: $2,899,096

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended August 31, 2016: $254,050
Fiscal Year Ended August 31, 2015: $353,389

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended August 31, 2016: $214,225
Fiscal Year Ended August 31, 2015: $202,313

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2016: $468,275
Fiscal Year Ended August 31, 2015: $555,702

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: October 17, 2016
VANGUARD WORLD FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: October 17, 2016

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number 33-32548, Incorporated by Reference.